1933 Act Registration No. 33-11351
                                                      1940 Act File No. 811-4978

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                             FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
   Post-Effective Amendment No. 82                               [X]

                               and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]
   Amendment No. 83                                              [X]

              LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
         (Exact Name of Registrant as Specified in Charter)

    One Financial Center, Boston, Massachusetts       02111
     (Address of Principal Executive Offices)      (Zip Code)

Registrant's Telephone Number, including Area Code:  1-800-225-2365

         Jean S. Loewenberg, Esq.      Cameron S. Avery, Esq.
         Secretary                     Bell, Boyd & Lloyd LLC
         Liberty-Stein Roe             Three First National Plaza
            Funds Investment Trust     70 W. Madison Street, Suite 3300
         One Financial Center          Chicago, Illinois 60602
         Boston, Massachusetts 02111

                                       John Loder, Esq.
                                       Ropes & Gray
                                       One International Place
                                       Boston, MA 02110

                  (Name and Address of Agents for Service)
It is proposed that this filing will become effective (check appropriate box):
[ ] immediately  upon filing pursuant to paragraph (b)
[X] on March 1, 2003 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph  (a)(1)
[ ] on (date) pursuant to paragraph  (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

LIBERTY SMALL CAP FUND           PROSPECTUS, MARCH 1, 2003

CLASS T AND G SHARES

ADVISED BY FLEET INVESTMENT ADVISORS INC.

TABLE OF CONTENTS

THE FUND                                              2
Investment Goal                                       2
Principal Investment Strategies                       2
Principal Investment Risks                            2
Performance History                                   3
Your Expenses                                         5

YOUR ACCOUNT                                          7
How to Buy Shares                                     7
Sales Charges                                         8
How to Exchange Shares                               10
How to Sell Shares                                   10
Fund Policy on Trading of Fund Shares                11
Distribution and Service Fees                        11
Other Information About Your Account                 12

MANAGING THE FUND                                    14
Investment Advisor                                   14
Portfolio Manager                                    14

FINANCIAL HIGHLIGHTS                                 15


Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Liberty Funds.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                    Not FDIC    May Lose Value
                                                    Insured    No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests mainly in the common stocks of small companies that the Fund's investment advisor believes are undervalued. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities. In selecting portfolio securities for the Fund, the advisor looks at the underlying strength of companies, their products, their competitive positions and the quality of their management. It also performs research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries. A portfolio security may be sold if the advisor determines that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the issuer.


     VALUE STOCKS are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


VALUE STOCKS are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.


SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and the life of the Fund.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     UNDERSTANDING PERFORMANCE

     CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.


     AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and the Life of the Fund periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.(2)

     The Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of the 2000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Fund's returns are also compared to the Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap
     600), an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.





[CHART]

CALENDAR YEAR TOTAL RETURNS (CLASS T)(1)


1994             0.32%
1995            31.49%
1996            26.74%
1997            31.23%
1998            -5.66%
1999            10.45%
2000            16.61%
2001            18.29%
2002            -8.63%


For period shown in bar chart:


Best quarter: 3rd quarter 1997, +18.67%
Worst quarter: 3rd quarter 2002, -17.80%



(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Small Cap Value Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                                                  LIFE OF
                                                                1 YEAR         5 YEARS            THE FUND
Class T (%)
  Return Before Taxes                                           -13.86           4.36              11.90
  Return After Taxes on Distributions                           -14.91           1.93               9.13
  Return After Taxes on Distributions and Sale of Fund Shares   - 7.92           2.84               9.03
--------------------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                           -13.75           4.59              12.24
  Return After Taxes on Distributions                           -14.88           2.12               9.47
  Return After Taxes on Distributions and Sale of Fund Shares   - 7.80           3.05               9.37
--------------------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                          -20.48          -1.36               7.46(3)
--------------------------------------------------------------------------------------------------------
S&P SmallCap 600 (%)                                            -14.63           2.44              10.01(3)



(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (October 31, 1998). Retail A Shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares.
(3)  Performance information is from January 31, 1993.


YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

     UNDERSTANDING EXPENSES

     SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

     ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services.

     EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
     - $10,000 initial investment
     - 5% total return for each year
     - Fund operating expenses remain the same
     - Assumes reinvestment of all dividends and distributions
     - Assumes Class G shares convert to Class T shares after eight years

SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                        CLASS T               CLASS G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                   5.75                 0.00
-----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)     1.00(5)              5.00
-----------------------------------------------------------------------------------------------------
Redemption fee
(%) (as a percentage of amount redeemed, if applicable)                       (6)                  (6)



(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(5) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.
(6)  There is a $7.50 charge for wiring sale proceeds to your bank.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                           CLASS T                          CLASS G
Management fee(7) (%)                                       0.75                             0.75
----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                   0.00                             0.95(8)
----------------------------------------------------------------------------------------------------
Other expenses(9)(10) (%)                                   0.63(9)                          0.45
----------------------------------------------------------------------------------------------------
Total annual fund operating expenses(7) (%)                 1.38                             2.15



(7) The Fund's advisor has voluntarily agreed to waive a portion of the management fees for each share class. If this waiver were reflected in the table, management fees for each share class would be 0.74% and total annual fund operating expenses for Class T and G shares would be 1.37% and 2.14%, respectively. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which time the arrangement may be modified or terminated by the advisor at any time.
(8) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.
(9) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.
(10) Other expenses have been restated to reflect current contractual arrangements.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                         1 YEAR      3 YEARS       5 YEARS        10 YEARS
Class T                                       $  707      $   987       $ 1,287        $  2,137
-----------------------------------------------------------------------------------------------
Class G: did not sell your shares             $  218      $   673       $ 1,154        $  2,287
         sold all your shares at
         the end of the period                $  718      $ 1,073       $ 1,454        $  2,287

YOUR ACCOUNT

HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


     INVESTMENT MINIMUMS


     Initial Investment           $   1,000
     Subsequent Investments       $      50
     Automatic Investment Plan*   $      50
     Retirement Plan*             $      25


     * The initial investment minimum of $1,000 is waived on these plans.

     The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD             INSTRUCTIONS
Through your        Your financial advisor can help you establish your account
financial advisor   and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                    your request prior to the close of regular trading on the
                    New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                    time. Your financial advisor may charge you fees for
                    executing the purchase for you.

By check            For existing accounts fill out and return the additional
(existing account)  investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty
                    Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By exchange         You or your financial advisor may acquire shares of the Fund for your account by exchanging Class T or Class G shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if
                    exchanging from a money market fund. To exchange by
                    telephone, call 1-800-422-3737.

By wire You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic       You may purchase shares of the Fund by electronically
funds transfer      transferring money from your bank account to your Fund
                    account by calling 1-800-422-3737. An electronic funds
                    transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                    prior to your telephone request. Be sure to complete the
                    appropriate section of the application.

Automatic           You may make monthly or quarterly investments automatically
investment plan     from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                    transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar    You may purchase shares of the Fund for your account by
cost averaging      exchanging $100 or more each month from another fund for
                    shares of the same class of the Fund at no additional cost.
                    You must have a current balance of at least $5,000 in the
                    fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to
                    complete the transfers. You may terminate your program or
                    change the amount of the exchange (subject to the $100
                    minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this
                    feature.

By dividend         You may automatically invest dividends distributed by
diversification     another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                    Fund, call 1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


CLASS T SHARES Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class T shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


CLASS T SALES CHARGES


                                                                            % OF OFFERING
                                             AS A % OF                          PRICE
                                            THE PUBLIC         AS A %        RETAINED BY
                                             OFFERING         OF YOUR         FINANCIAL
AMOUNT INVESTED                               PRICE          INVESTMENT        ADVISOR
Less than $50,000                             5.75              6.10            5.00
-----------------------------------------------------------------------------------------
$50,000 to less than $100,000                 4.50              4.71            3.75
-----------------------------------------------------------------------------------------
$100,000 to less than $250,000                3.50              3.63            2.75
-----------------------------------------------------------------------------------------
$250,000 to less than $500,000                2.50              2.56            2.00
-----------------------------------------------------------------------------------------
$500,000 to less than $1,000,000              2.00              2.04            1.75
-----------------------------------------------------------------------------------------
$1,000,000 or more                            0.00              0.00            0.00


Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                               COMMISSION %
Less than $3 million                                              1.00
$3 million to less than $5 million                                0.80
$5 million to less than $25 million                               0.50
$25 million or more                                               0.25


The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

     UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

     Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.


REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class T shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.


CLASS G SHARES Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.

CLASS G SALES CHARGES

                                                           % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                              SHARES ARE SOLD
Through first year                                            5.00
--------------------------------------------------------------------------
Through second year                                           4.00
--------------------------------------------------------------------------
Through third year                                            4.00
--------------------------------------------------------------------------
Through fourth year                                           4.00
--------------------------------------------------------------------------
Through fifth year                                            3.00
--------------------------------------------------------------------------
Through sixth year                                            2.00
--------------------------------------------------------------------------
Through seventh year                                          1.00
--------------------------------------------------------------------------
Longer than seven years                                       None

Commission to financial advisors is 4.00%.

Class G shares will automatically convert to Class T shares eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and Class G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD              INSTRUCTIONS
Through your        You may call your financial advisor to place your sell
financial advisor   order. To receive the current trading day's price, your
                    financial advisor must receive your request prior to the
                    close of regular trading on the NYSE, usually 4:00 p.m.
                    Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange         You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (or Class
                    A and Class B shares, for Class T and Class G shares,
                    respectively) of another fund distributed by Liberty Funds
                    Distributor, Inc. at no additional cost. To exchange by
                    telephone, call 1-800-422-3737.

By telephone        You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                    You do not need to set up this feature in advance of your
                    call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.
                    Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                    1-800-345-6611.
                    Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic       You may automatically sell a specified dollar amount or
withdrawal plan     percentage of your account on a monthly, quarterly or
                    semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                    available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                    Be sure to complete the appropriate section of the account application for this feature.

By electronic       You may sell shares of the Fund and request that the
funds transfer      proceeds be electronically transferred to your bank.
                    Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                    request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributors, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

DISTRIBUTION AND SERVICE FEES


The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisor. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class G shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS


   Dividends       Represents interest and dividends earned from securities
                   held by the Fund, net of expenses incurred by the Fund.

   Capital gains   Represents net long-term capital gains on sales of
                   securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.


     UNDERSTANDING FUND DISTRIBUTIONS


     The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

  DISTRIBUTION OPTIONS


   Reinvest all distributions in additional shares of your current fund

   Reinvest all distributions in shares of another fund
   Receive dividends in cash (see options below) and reinvest capital gains Receive all distributions in cash (with one of the following options):

      - send the check to your address of record

      - send the check to a third party address
      - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.74% of average daily net assets of the Fund.


PORTFOLIO MANAGER

PETER LARSON, Senior Vice President of Fleet, is the manager for the Fund and has managed the Fund, including the predecessor funds, since it commenced operations in 1992. Mr. Larson has been with Fleet and its predecessors since 1963.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information shown is that of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or prior to October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                                                    YEAR ENDED OCTOBER 31,
                                                               2002             2001            2000         1999       1998
                                                              CLASS T          CLASS T        CLASS T      CLASS T    CLASS T
                                                              -------          -------        -------      -------    -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                         13.96            14.25          12.98        13.53      18.29
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                               (0.03)(c)           --(c)(d)     0.01(c)      0.02       0.08
  Net realized and unrealized gain (loss)                       (0.07)            1.59           2.63         0.73      (2.08)
-----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              (0.10)            1.59           2.64         0.75      (2.00)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                       --            (0.01)         (0.01)       (0.03)     (0.08)
  From net realized capital gains                               (1.31)           (1.87)         (1.36)       (1.27)     (2.68)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions (Dividends) Declared to Shareholders      (1.31)           (1.88)         (1.37)       (1.30)     (2.76)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                               12.55            13.96          14.25        12.98      13.53
=============================================================================================================================
TOTAL RETURN (%)(b)(e)                                          (1.75)(e)        12.66          21.96         5.68     (12.52)
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                      1.34             1.42           1.55         1.59       1.45
  Expenses (including reimbursement/waiver)                      1.33             1.42           1.44         1.31       1.31
  Net investment income (including
  reimbursement/waiver)                                         (0.23)           (0.02)          0.08         0.13       0.38
  Portfolio turnover rate (%)                                      23               46             43           42         33
  Net assets at end of period (000's) ($)                     115,468          100,159         87,457       80,870     87,781



(a) Net investment income (loss) per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.03)(c), $0.00(c), $0.00(c), $(0.02) and $0.05, respectively.

(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(c) The selected per share data was calculated using the weighted average shares outstanding method during the period.

(d)  Net investment income per share was less than $0.005.

(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

THE FUND


                                                                               YEAR ENDED OCTOBER 31,
                                                               2002             2001            2000         1999
                                                              CLASS G          CLASS G        CLASS G      CLASS G(a)
                                                              -------          -------        -------      ----------
NET ASSET VALUE --

BEGINNING OF PERIOD ($)                                         13.72            14.13          12.96        13.59
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(b)                                        (0.14)(d)         (0.11)(d)     (0.10)(d)    (0.04)
  Net realized and unrealized gain (loss)                       (0.05)            1.57           2.63         0.68
---------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              (0.19)            1.46           2.53         0.64
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net realized capital gains                               (1.31)           (1.87)         (1.36)       (1.27)
---------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                  (1.31)           (1.87)         (1.36)       (1.27)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                               12.22            13.72          14.13        12.96
=====================================================================================================================
TOTAL RETURN (%)(c)(e)                                          (2.49)           11.73          21.06         4.80
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                      2.13             2.21           2.41         2.88
  Expenses (including reimbursement/waiver)                      2.12             2.21           2.23         2.10
  Net investment income (including reimbursement/waiver)        (1.02)           (0.80)         (0.71)       (0.66)
  Portfolio turnover rate (%)                                      23               46             43           42
  Net assets at end of period (000's) ($)                       9,046            5,278          2,838        1,637



(a)  The Fund began issuing Class G shares on November 1, 1998.
(b) Net investment loss per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class G shares for the years ended October 31, 2002, 2001, 2000, and 1999 were $(0.14)(d),
     $0.07(d), $(0.12)(d), and $(0.09), respectively.

(c) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(d) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

NOTES

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                                       17

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                                       18

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                                       19

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.

One Financial Center

Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room

Securities and Exchange Commission

Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:
Liberty-Stein Roe Funds Investment Trust: 811-4978

 -  Liberty Small Cap Fund


[LIBERTY FUNDS(SM) LOGO]

    A MEMBER OF COLUMBIA MANAGEMENT GROUP

    (C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
    A MEMBER OF COLUMBIA MANAGEMENT GROUP
    ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
    800.426.3750 www.libertyfunds.com


                                                                702-01/875M-0203

LIBERTY LARGE CAP CORE FUND    PROSPECTUS, MARCH 1, 2003

CLASS T AND G SHARES

Advised by Fleet Investment Advisors Inc.

TABLE OF CONTENTS

THE FUND                                                2
Investment Goal                                         2
Principal Investment Strategies                         2
Principal Investment Risks                              2
Performance History                                     3
Your Expenses                                           5

YOUR ACCOUNT                                            7
How to Buy Shares                                       7
Sales Charges                                           8
How to Exchange Shares                                 10
How to Sell Shares                                     10
Fund Policy on Trading of Fund Shares                  11
Distribution and Service Fees                          11
Other Information About Your Account                   12

MANAGING THE FUND                                      14
Investment Advisor                                     14
Portfolio Manager                                      14

FINANCIAL HIGHLIGHTS                                   15


Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Liberty Funds.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                               Not FDIC         May Lose Value
                                               Insured        No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, primarily common stocks, of U.S. companies with large market capitalizations (generally over $2 billion) that the Fund's investment advisor believes offer attractive return potential from stock price appreciation and dividends. The advisor focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company.


     A company's MARKET CAPITALIZATION is the price of a share of its stock, multiplied by the number of shares held by investors.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor believes that holding the security is no longer consistent with the Fund's investment goal. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.





     UNDERSTANDING PERFORMANCE

     CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.


     AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and life of the Fund periods. They include the effect of Fund expenses. The table shows the returns of each share class and includes the sales charges.(2)

     The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

[CHART]

CALENDAR YEAR TOTAL RETURNS (CLASS T)(1)


1994             4.83%
1995            29.34%
1996            19.85%
1997            29.19%
1998            15.71%
1999             6.86%
2000             3.65%
2001            -5.95%
2002           -25.11%



For period shown in bar chart:



Best quarter: 4th quarter 1998, +20.66%
Worst quarter: 3rd quarter 2002, -19.07%



(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Growth and Income Fund (the Galaxy
     Fund), the predecessor to the Fund, for periods prior to December 9, 2002, the date on which Class T shares were initially offered by the Fund.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                                                    LIFE OF
                                                                  1 YEAR         5 YEARS            THE FUND
Class T (%)
  Return Before Taxes                                             -29.41          -3.19               7.12
  Return After Taxes on Distributions                             -29.48          -4.24               5.00
  Return After Taxes on Distributions and Sale of Fund Shares     -18.05          -2.39               5.38
----------------------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                             -29.41          -3.23               7.21
  Return After Taxes on Distributions                             -29.41          -4.19               5.21
  Return After Taxes on Distributions and Sale of Fund Shares     -18.06          -2.35               5.55
----------------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                 -22.09          -0.58               9.33(3)
----------------------------------------------------------------------------------------------------------



(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to December 9, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on February 12, 1993. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares.

(3)  Performance information is from January 31, 1993.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

     UNDERSTANDING EXPENSES

     SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

     ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services.

     EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

     - $10,000 initial investment
     - 5% total return for each year
     - Fund operating expenses remain the same
     - Assumes reinvestment of all dividends and distributions
     - Assumes Class G shares convert to Class T shares after eight years

SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                            CLASS T                  CLASS G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                      5.75                     0.00
------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)        1.00(5)                  5.00
------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                              (6)                      (6)

(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(5) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.
(6)  There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                              CLASS T                            CLASS G
Management fee(7) (%)                                          0.75                                0.75
-------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                      0.00                                0.95(8)
-------------------------------------------------------------------------------------------------------
Other expenses(11) (%)                                         0.63(9)                             0.41(10)
-------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(7) (%)                    1.38                                2.11(10)



(7) The Fund's advisor has voluntarily agreed to waive a portion of the management fee for each share class. If this waiver were reflected in the table, the management fee for each share class would be 0.73% and total annual fund operating expenses for Class T and G shares would be 1.36% and 2.03%, respectively, taking into account the reimbursement of certain other expenses for Class G shares described in footnote 10. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which time this arrangement may be modified or terminated by the advisor at any time.

(8) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.
(9) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.

(10) The advisor and/or its affiliates have agreed to reimburse 0.06% of other expenses for Class G shares. If this waiver were reflected in the table other expenses for Class G shares would be 0.35% and the total annual fund operating expenses for Class G shares would be 2.03%, taking into account the management fee waiver described in footnote 7. The advisor has agreed to continue the reimbursement for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which time this arrangement may be modified or terminated by the advisor at any time.

(11) Other expenses have been restated to reflect current contractual arrangements.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



CLASS                                              1 YEAR                 3 YEARS          5 YEARS           10 YEARS
Class T                                            $  707                 $   987          $ 1,287           $  2,137
---------------------------------------------------------------------------------------------------------------------
Class G: did not sell your shares                  $  214                 $   661          $ 1,134           $  2,255
         sold all your shares at
         the end of the period                     $  714                 $ 1,061          $ 1,434           $  2,255

YOUR ACCOUNT

HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


     INVESTMENT MINIMUMS


     Initial Investment                  $    1,000
     Subsequent Investments              $       50
     Automatic Investment Plan*          $       50
     Retirement Plan*                    $       25


     * The initial investment minimum of $1,000 is waived on these plans.

     The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD              INSTRUCTIONS
Through your        Your financial advisor can help you establish your account
financial advisor   and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                    your request prior to the close of regular trading on the
                    New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                    time. Your financial advisor may charge you fees for
                    executing the purchase for you.

By check            For existing accounts fill out and return the additional
(existing account)  investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty
                    Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By exchange         You or your financial advisor may acquire shares of the Fund for your account by exchanging Class T or Class G shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if
                    exchanging from a money market fund. To exchange by
                    telephone, call 1-800-422-3737.

By wire You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic       You may purchase shares of the Fund by electronically
funds transfer      transferring money from your bank account to your Fund
                    account by calling 1-800-422-3737. An electronic funds
                    transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                    prior to your telephone request. Be sure to complete the
                    appropriate section of the application.

Automatic           You may make monthly or quarterly investments automatically
investment plan     from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                    transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar    You may purchase shares of the Fund for your account by
cost averaging      exchanging $100 or more each month from another fund for
                    shares of the same class of the Fund at no additional cost.
                    You must have a current balance of at least $5,000 in the
                    fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to
                    complete the transfers. You may terminate your program or
                    change the amount of the exchange (subject to the $100
                    minimum) by calling
                    1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend         You may automatically invest dividends distributed by
diversification     another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                    Fund, call 1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


CLASS T SHARES Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class T shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


CLASS T SALES CHARGES


                                                                                  % OF OFFERING
                                           AS A % OF                                 PRICE
                                           THE PUBLIC           AS A %             RETAINED BY
                                            OFFERING           OF YOUR              FINANCIAL
AMOUNT INVESTED                              PRICE            INVESTMENT             ADVISOR
Less than $50,000                             5.75               6.10                 5.00
-----------------------------------------------------------------------------------------------
$50,000 to less than $100,000                 4.50               4.71                 3.75
-----------------------------------------------------------------------------------------------
$100,000 to less than $250,000                3.50               3.63                 2.75
-----------------------------------------------------------------------------------------------
$250,000 to less than $500,000                2.50               2.56                 2.00
-----------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000              2.00               2.04                 1.75
-----------------------------------------------------------------------------------------------
$1,000,000 or more                            0.00               0.00                 0.00


Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                              COMMISSION %
Less than $3 million                                              1.00
--------------------------------------------------------------------------
$3 million to less than $5 million                                0.80
--------------------------------------------------------------------------
$5 million to less than $25 million                               0.50
--------------------------------------------------------------------------
$25 million or more                                               0.25


The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

     UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


     Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class T shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS G SHARES Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.


CLASS G SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
Through first year                                            5.00
------------------------------------------------------------------------
Through second year                                           4.00
------------------------------------------------------------------------
Through third year                                            4.00
------------------------------------------------------------------------
Through fourth year                                           4.00
------------------------------------------------------------------------
Through fifth year                                            3.00
------------------------------------------------------------------------
Through sixth year                                            2.00
------------------------------------------------------------------------
Through seventh year                                          1.00
------------------------------------------------------------------------
Longer than seven years                                       0.00

Commission to financial advisors is 4.00%.

Class G shares will automatically convert to Class T shares eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and Class G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD              INSTRUCTIONS
Through your        You may call your financial advisor to place your sell
financial advisor   order. To receive the current trading day's price, your
                    financial advisor must receive your request prior to the
                    close of regular trading on the NYSE, usually 4:00 p.m.
                    Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange         You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (or Class
                    A and Class B shares, for Class T and Class G shares,
                    respectively) of another fund distributed by Liberty Funds
                    Distributor, Inc. at no additional cost. To exchange by
                    telephone, call 1-800-422-3737.

By telephone        You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                    You do not need to set up this feature in advance of your
                    call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.
                    Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.
                    Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic       You may automatically sell a specified dollar amount or
withdrawal plan     percentage of your account on a monthly, quarterly or
                    semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                    available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested.
                    Be sure to complete the appropriate section of the account application for this feature.

By electronic       You may sell shares of the Fund and request that the
funds transfer      proceeds be electronically transferred to your bank.
                    Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                    request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class G shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS


     Dividends      Represents interest and dividends earned from securities
                    held by the Fund, net of expenses incurred by the Fund.

     Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

     UNDERSTANDING FUND DISTRIBUTIONS


     The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

 DISTRIBUTION OPTIONS


  Reinvest all distributions in additional shares of your current fund

  Reinvest all distributions in shares of another fund
  Receive dividends in cash (see options below) and reinvest capital gains Receive all distributions in cash (with one of the following options):

    - send the check to your address of record

    - send the check to a third party address
    - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.73% of average daily net assets of the Fund.


PORTFOLIO MANAGER


GREGORY M. MILLER, a Senior Vice President of Fleet, is the manager for the Fund and has managed the Fund since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined Fleet in 1985.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from November 1 to October 31, unless otherwise indicated. Information shown is that of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to December 9, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or prior to October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

THE FUND



                                                                              YEAR ENDED OCTOBER 31,
                                                              2002          2001       2000       1999       1998
                                                             CLASS T       CLASS T    CLASS T    CLASS T    CLASS T
                                                             -------       -------    -------    --------    ------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                        12.70         16.37      15.98      14.87      16.24
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                      0.02(e)       0.02       0.02       0.08(e)    0.12
  Net realized and unrealized gain (loss)                      (2.22)        (2.39)      1.33       2.02       1.32
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             (2.20)        (2.37)      1.35       2.10       1.44
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                   (0.01)        (0.02)     (0.05)     (0.08)     (0.13)
  In excess of net investment income                              --            --(d)      --(d)      --         --
  From net realized capital gains                              (0.44)        (1.28)     (0.91)     (0.91)     (2.68)
-------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                 (0.45)        (1.30)     (0.96)     (0.99)     (2.81)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                              10.05         12.70      16.37      15.98      14.87
===================================================================================================================
TOTAL RETURN (%) (b)(c)                                       (18.16)       (15.46)      9.06      14.56       9.93
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                     1.36          1.36       1.37       1.38       1.35
  Expenses (including reimbursement/waiver)                     1.35          1.34       1.28       1.28       1.28
  Net investment income (including reimbursement/waiver)        0.18          0.07       0.16       0.53       0.75
  Portfolio turnover rate (%)                                     13            19         42         20         38
  Net assets, end of period (000's) ($)                      180,269       259,884    217,423    232,110    214,110



(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.02(e), $0.02, $0.01, $0.07(e) and $0.10, respectively.

(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(c) Had the advisor not waived a portion of the expenses, total return would have been lower.
(d) Net investment income per share and dividends in excess of net investment income were less than $0.005.

(e) The selected per share data was calculated using the weighted average shares outstanding method during the period.

THE FUND



                                                                              YEAR ENDED OCTOBER   31,
                                                              2002           2001      2000       1999        1998
                                                             CLASS G        CLASS G   CLASS G    CLASS G    CLASS G
                                                             -------       --------   -------    -------     ------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                        12.50          16.23     15.90      14.83      16.23
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                              (0.06)(d)      (0.09)    (0.10)     (0.04)(d)     --(e)
  Net realized and unrealized gain (loss)                      (2.18)         (2.36)     1.34       2.02       1.31
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             (2.24)         (2.45)     1.24       1.98       1.31
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                      --             --        --         --      (0.03)
  From net realized capital gains                              (0.44)         (1.28)    (0.91)     (0.91)     (2.68)
-------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                 (0.44)         (1.28)    (0.91)     (0.91)     (2.71)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                               9.82          12.50     16.23      15.90      14.83
===================================================================================================================
TOTAL RETURN (%)(b)(c)                                        (18.80)        (16.11)     8.35      13.72       9.09
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                     2.10           2.05      2.04       2.04       2.02
  Expenses (including reimbursement/waiver)                     2.08           2.05      2.04       2.03       2.02
  Net investment income (including reimbursement/waiver)       (0.55)         (0.64)    (0.60)     (0.22)      0.01
  Portfolio turnover rate (%)                                     13             19        42         20         38
  Net assets, end of period (000's) ($)                       31,407         48,512    61,857     62,366     53,216



(a) Net investment income (loss) per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class G shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.07)(d), $(0.09), $(0.10), $(0.04)(d) and $0.00, respectively.

(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(c) Had the advisor not waived a portion of the expenses, total return would have been lower.
(d) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(e)  Net investment income per share was less than $0.005.

NOTES

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                                       17

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                                       18

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                                       19

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.

One Financial Center

Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room

Securities and Exchange Commission

Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:
Liberty-Stein Roe Funds Investment Trust: 811-4978

 -  Liberty Large Cap Core Fund

[LIBERTY FUNDS(SM) LOGO]


     A MEMBER OF COLUMBIA MANAGEMENT GROUP

    (C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
     A MEMBER OF COLUMBIA MANAGEMENT GROUP
     ONE FINANCIAL CENTER, BOSOTON, MA 02111-2621
     800.426.3750 www.libertyfunds.com


                                                                701-01/866M-0203

LIBERTY STRATEGIC EQUITY FUND

PROSPECTUS, MARCH 1, 2003


CLASS Z SHARES

Advised by Fleet Investment Advisors Inc.


TABLE OF CONTENTS

THE FUND                                               2
--------------------------------------------------------

Investment Goal                                        2
Principal Investment Strategies                        2
Principal Investment Risks                             2
Performance History                                    4
Your Expenses                                          6

YOUR ACCOUNT                                           7
--------------------------------------------------------

How to Buy Shares                                      7
Eligible Investors                                     7
Sales Charges                                          8
How to Exchange Shares                                 9
How to Sell Shares                                     9
Fund Policy on Trading of Fund Shares                 10
Other Information About Your Account                  10

MANAGING THE FUND                                     13
--------------------------------------------------------

Investment Advisor                                    13
Portfolio Manager                                     13

FINANCIAL HIGHLIGHTS                                  14
--------------------------------------------------------


Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                    Not FDIC     May Lose Value
                                                    Insured    No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities, primarily common stock and securities that can be converted into common stock, such as certain debt securities and preferred stock. The Fund's "Value Driven Growth" investment process emphasizes securities believed to have the potential for the best one- to two-year returns. These securities are generally selected from a universe of large and medium-sized companies representative of the Standard & Poor's 500 Index (S&P 500), although the universe of stocks monitored by the Fund's investment advisor is not limited to stocks of companies included in the S&P 500. The Fund may invest up to 20% of its total assets in foreign equity securities.

In selecting individual stocks, the advisor looks at the current price, projected earnings growth, and historical valuations to derive an estimate of return potential. The Fund may give emphasis to growth stocks, value stocks or particular industries, depending upon the advisor's assessment of a stock's return potential relative to its price in the broader market.

          VALUE STOCKS are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

          GROWTH STOCKS generally offer the potential for strong revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.

The Fund will sell a portfolio security when, as a result of a decline in the security's return potential relative to that of other securities, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.


At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


VALUE STOCKS are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.


GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.


ISSUER RISK is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

CONVERTIBLE SECURITIES are subject to the usual risks associated with fixed income investments, such as interest rate risk and issuer risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year and the life of the Fund.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          UNDERSTANDING PERFORMANCE

          CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations.(1)

          AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year and life of the Fund periods.(2)


          The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

[CHART]

CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)

1999             0.42%
2000            22.74%
2001             8.63%
2002           -20.30%

For period shown in bar chart:


Best quarter: 4th quarter 1998,     +20.12%
Worst quarter: 3rd quarter 2002,    -19.78%



(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Strategic Equity Fund (the Galaxy
     Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)


                                                                 1 YEAR     LIFE OF THE FUND
Class Z (%)
Return Before Taxes                                              -20.30           2.00
Return After Taxes on Distributions                              -20.62           0.35
Return After Taxes on Distributions and Sale of Fund Shares      -12.65           0.93
-----------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                -22.09          -2.25(3)
-----------------------------------------------------------------------------------------------



(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. Trust Shares were initially offered by the Galaxy Fund on March 4, 1998.


(3)  Performance information is from February 28, 1998.

YOUR EXPENSES


Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          UNDERSTANDING EXPENSES

          ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

          EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

          - $10,000 initial investment

          - 5% total return for each year

          - Fund operating expenses remain the same

          - Assumes reinvestment of all dividends and distributions

SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)                                0.00
(as a percentage of the offering price)
-----------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)                     0.00
(as a percentage of the lesser of purchase price or redemption price)
-----------------------------------------------------------------------------------
Redemption fee (%)                                                              (5)
(as a percentage of amount redeemed, if applicable)
-----------------------------------------------------------------------------------

(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(5)  There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee(6) (%)                                                   0.75
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                               0.00
--------------------------------------------------------------------------------
Other expenses(7) (%)                                                   0.31
--------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                             1.06
--------------------------------------------------------------------------------


(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. If this waiver were reflected in the table, the management fee would be 0.52% and total annual fund operating expenses would be 0.83%. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.
(7) Other expenses have been restated to reflect current contractual arrangements.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


             1 YEAR     3 YEARS     5 YEARS     10 YEARS
             $  108     $   337     $   585      $ 1,294

YOUR ACCOUNT

HOW TO BUY SHARES


When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD              INSTRUCTIONS
Through your        Your financial advisor can help you establish your account and buy Fund shares on your behalf. To receive the
financial advisor   current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.

By check            For new accounts send a completed application and check made payable to the Fund to the transfer agent,
(new account)       Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check            For existing accounts fill out and return the additional investment stub included in your account statement,
(existing account)  or send a letter of instruction including your Fund name and account number with a check made payable to the
                    Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By  exchange        You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-338-2550.

By wire             You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and the wiring instructions.

By electronic       You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund
funds transfer      account by calling 1-800-338-2550. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic           You may make monthly or quarterly investments automatically from your bank account to your Fund account. You
investment plan     may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar    You may purchase shares of the Fund for your account by exchanging $100 or more each month from another fund
cost averaging      for shares of the same class of the Fund at no additional cost. You must have a current balance of at least
                    $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling
                    1-800-338-2550. Be sure to complete the appropriate section of the account application for this feature.

By dividend         You may automatically invest dividends distributed by another fund into the same class of shares diversification of the Fund at no additional sales charge. To invest your dividends in the Fund, call
                    1-800-338-2550.


ELIGIBLE INVESTORS

Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment


- any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (LFD) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by LFD;

- any trustee or director (or family member) of any fund distributed by LFD; and

- any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment


- clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and

- any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

- any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third-party broker-dealer;

- investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for Eligible Investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES

Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

          CHOOSING A SHARE CLASS

          The Fund offers one class of shares in this prospectus --
          CLASS Z.


          The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

HOW TO EXCHANGE SHARES


You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.


HOW TO SELL SHARES


You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550.
Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

METHOD              INSTRUCTIONS

Through your        You may call your financial advisor to place your sell order. To receive the current trading day's price, your
financial advisor   financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00
                    p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange         You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or
                    Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-338-2550.

By telephone        You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-338-2550, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-338-2550.

By mail             You may send a signed letter of instruction to the address below. In your letter of instruction, note the
                    Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                    For details, call 1-800-338-2550.

                    Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire             You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.


By systematic       You may automatically sell a specified dollar amount or percentage of your account on a monthly, quarterly or
withdrawal plan     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic       You may sell shares of the Fund and request that the proceeds be electronically transferred to your bank.
funds transfer      Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities. You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty."


You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

   Dividends         Represents interest and dividends earned from securities
                     held by the Fund, net of expenses incurred by the Fund.

   Capital gains     Represents net long-term capital gains on sales of
                     securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

          UNDERSTANDING FUND DISTRIBUTIONS


          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS


   Reinvest all distributions in additional shares of your current fund


   Reinvest all distributions in shares of another fund

   Receive dividends in cash (see options below) and reinvest capital gains

   Receive all distributions in cash (with one of the following options):


     - send the check to your address of record

     - send the check to a third party address
     - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.52% of average daily net assets of the Fund.


PORTFOLIO MANAGERS

SCOTT L. DAVIS, CFA, a Vice President of Fleet, is the manager for the Fund and has managed the Fund since November 1, 2001. Mr. Davis has been with Fleet since 1985.


SCOTT SCHERMERHORN, a Vice President of Fleet, is the co-manager for the Fund and has co-managed the Fund since May 20, 2002. Mr. Schermerhorn has been associated with Fleet and its affiliates since February 2002. He was previously a portfolio manager for Colonial Management Associates, Inc. from October 1998 to February 2002, and prior thereto he was head of the value team at Federated Investors from May 1996 to October 1998.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown for Class Z shares is that of the Trust Shares of the Galaxy Fund for periods prior to November 25, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for the period ended October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.



                                                                             YEAR ENDED OCTOBER 31,               PERIOD ENDED
                                                                                                                   OCTOBER 31,
                                                                2002          2001         2000         1999         1998(a)
                                                               CLASS Z       CLASS Z      CLASS Z      CLASS Z       CLASS Z
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                         10.03         10.48         9.90         9.63         10.00
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                       0.06(c)       0.08(c)      0.08         0.09(c)       0.01
  Net realized and unrealized gain (loss)                       (1.07)(f)     (0.12)        1.76         0.27         (0.37)
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              (1.01)        (0.04)        1.84         0.36         (0.36)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                    (0.07)        (0.08)       (0.08)       (0.08)        (0.01)
  From net realized capital gains                               (0.39)        (0.33)       (1.18)       (0.01)           --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                  (0.46)        (0.41)       (1.26)       (0.09)        (0.01)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                                8.56         10.03        10.48         9.90          9.63
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(d)(e)                                         (11.07)        (0.43)       21.69         3.64         (3.62)(h)
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                      1.06          0.96         0.98         1.00          1.47(i)
  Expenses (including reimbursement/waiver)                      0.82          0.75         0.78         0.80          1.27(i)
  Net investment income (including reimbursement/waiver)         0.63          0.74         0.83         0.80          0.19(i)
  Portfolio turnover rate (%)                                      65(g)         81           81           79            30(h)
  Net assets, end of period (000's) ($)                        19,896       102,909       93,558       71,063        63,061


(a)  The Fund commenced operations on March 4, 1998.

(b) Net investment income (loss) per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for years ended October 31, 2002, 2001, 2000 and 1999 and the period ended October 31, 1998 were $0.43(c), $(0.08)(c), $0.06, $0.06(c) and
     $0.00, respectively.

(c) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the advisor not waived a portion of the expenses, total return would have been lower.
(f) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments in the Fund.
(g) Portfolio turnover rate excludes securities delivered from processing redemptions in kind.
(h)  Not annualized.
(i)  Annualized.

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.

One Financial Center Boston,
MA 02111-2621
1-800-426-3750

www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room

Securities and Exchange Commission
Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978


-  Liberty Strategic Equity Fund



[LIBERTYFUNDS LOGO]


A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.426.3750 www.libertyfunds.com



                                                                727-01/864M-0203

LIBERTY SMALL COMPANY EQUITY FUND

PROSPECTUS, MARCH 1, 2003


CLASS Z SHARES

Advised by Fleet Investment Advisors Inc.


TABLE OF CONTENTS

THE FUND                                               2
--------------------------------------------------------

Investment Goal                                        2
Principal Investment Strategies                        2
Principal Investment Risks                             2
Performance History                                    3
Your Expenses                                          5

YOUR ACCOUNT                                           7
--------------------------------------------------------

How to Buy Shares                                      7
Eligible Investors                                     7
Sales Charges                                          8
How to Exchange Shares                                 9
How to Sell Shares                                     9
Fund Policy on Trading of Fund Shares                 10
Other Information About Your Account                  10

MANAGING THE FUND                                     13
--------------------------------------------------------

Investment Advisor                                    13
Portfolio Manager                                     13

FINANCIAL HIGHLIGHTS                                  14
--------------------------------------------------------


Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                    Not FDIC     May Lose Value
                                                    Insured    No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.


In selecting investments for the Fund, the Fund's investment advisor looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. The advisor consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

          UNDERSTANDING PERFORMANCE


          CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years.(1) They include the effects of Fund expenses.

          AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods.(2) They include the effects of Fund expenses.

          The Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)


1993          22.75%
1994           0.02%
1995          39.67%
1996          21.59%
1997          14.64%
1998         -10.66%
1999          39.63%
2000          -5.01%
2001           0.22%
2002         -33.48%



For period shown in bar chart:
Best quarter: 4th quarter 1999,  +44.22%
Worst quarter: 3rd quarter 1998, -23.91%



(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Small Company Equity Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After tax-returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002 (2)


                                                                  1 YEAR         5 YEARS       10 YEARS
Class Z (%)
  Return Before Taxes                                             -33.48          -4.60          6.56
  Return After Taxes on Distributions                             -33.48          -5.25          5.46
  Return After Taxes on Distributions and Sale of Fund Shares     -20.56          -3.41          5.48
----------------------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                            -20.48          -1.36          7.15
----------------------------------------------------------------------------------------------------------



(2) The average annual total returns shown include the returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.


YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          UNDERSTANDING EXPENSES

          ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

          EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

          - $10,000 initial investment
          - 5% total return for each year
          - Fund operating expenses remain the same
          - Assumes reinvestment of all dividends and distributions

SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                     0.00
------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)       0.00
------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                             (4)



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4)  There is a $7.50 charge for wiring sale proceeds to your bank.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee (%)                                                          0.75
---------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                   0.00
---------------------------------------------------------------------------------
Other expenses (%)                                                          0.25
---------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                    1.00


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


       1 YEAR        3 YEARS      5 YEARS      10 YEARS
       $  107         $ 334        $ 579        $ 1,283

YOUR ACCOUNT

HOW TO BUY SHARES


When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD               INSTRUCTIONS
Through your         Your financial advisor can help you establish your account
financial advisor    and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                     your request prior to the close of regular trading on the
                     New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                     time. Your financial advisor may charge you fees for
                     executing the purchase for you.

By check             For new accounts send a completed application and check
(new account)        made payable to the Fund to the transfer agent, Liberty
                     Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check             For existing accounts fill out and return the additional
(existing account)   investment stub included in your account statement, or send a letter of instruction including your Fund name and
                     account number with a check made payable to the Fund to
                     Liberty Funds Services, Inc., P.O. Box 8081, Boston,
                     MA 02266-8081.

By exchange          You or your financial advisor may acquire shares of the
                     Fund for your account by exchanging shares you own in one
                     fund for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if
                     exchanging from a money market fund. To exchange by
                     telephone, call 1-800-338-2550.

By wire You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and the wiring instructions.

By electronic        You may purchase shares of the Fund by electronically
funds transfer       transferring money from your bank account to your Fund
                     account by calling 1-800-338-2550. An electronic funds
                     transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                     prior to your telephone request. Be sure to complete the
                     appropriate section of the application.

Automatic            You may make monthly or quarterly investments automatically
investment plan      from your bank to your Fund account. You may select a
                     pre-authorized amount to be sent via electronic funds
                     transfer. Be sure to complete the appropriate section of
                     the application for this feature.

Automated dollar     You may purchase shares of the Fund for your account by
cost averaging       exchanging $100 or more each month from another fund for
                     shares of the same class of the Fund at no additional cost.
                     You must have a current balance of at least $5,000 in the
                     fund the money is coming from. The designated amount will
                     be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or
                     change the amount of the exchange (subject to the $100
                     minimum) by calling 1-800-338-2550. Be sure to complete the appropriate section of the account application for this
                     feature.

By dividend          You may automatically invest dividends distributed by
diversification      another fund into the same class of shares of the Fund at
                     no additional sales charge. To invest your dividends in the
                     Fund, call 1-800-338-2550.


ELIGIBLE INVESTORS

Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment


- any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (LFD) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by LFD;

- any trustee or director (or family member) of any fund distributed by LFD; and

- any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and

- any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

- any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third-party broker-dealer;

- investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES

Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

          CHOOSING A SHARE CLASS

          The Fund offers one class of shares in this prospectus -- CLASS Z.


          The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

HOW TO EXCHANGE SHARES


You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.


HOW TO SELL SHARES


You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD               INSTRUCTIONS
Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading financial advisor
                     day's price, your financial advisor must receive your
                     request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange          You or your financial advisor may sell shares of the Fund
                     by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Liberty Funds
                     Distributor, Inc. at no additional cost. To exchange by
                     telephone, call 1-800-338-2550.

By telephone         You or your financial advisor may sell shares of the Fund
                     by telephone and request that a check be sent to your
                     address of record by calling 1-800-338-2550, unless you
                     have notified the Fund of an address change within the
                     previous 30 days. The dollar limit for telephone sales is
                     $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-338-2550.

By mail You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-338-2550.

                     Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and
                     capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic        You may sell shares of the Fund and request that the
funds transfer       proceeds be electronically transferred to your bank.
                     Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                     request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

OTHER INFORMATION ABOUT YOUR ACCOUNT

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS


   Dividends         Represents interest and dividends earned from securities
                     held by the Fund, net of expenses incurred by the Fund.


   Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.


          UNDERSTANDING FUND DISTRIBUTIONS

          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS


   Reinvest all distributions in additional shares of your current fund

   Reinvest all distributions in shares of another fund

   Receive dividends in cash (see options below) and reinvest capital gains

   Receive all distributions in cash (with one of the following options):


     - send the check to your address of record

     - send the check to a third party address
     - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGER


WILLIAM M. GARRISON, Vice President of Fleet, is the manager for the Fund and has managed the Fund since June 2002. Mr. Garrison is also a Senior Vice President of Stein Roe & Farnham Incorporated, an affiliate of Fleet, where he has been employed since 1989 and has managed various investment portfolios since 1998.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown for Class Z shares is that of the Trust Shares of the Galaxy Fund for periods prior to November 18, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or prior to October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                                           YEAR ENDED OCTOBER 31,

                                                      2002             2001          2000          1999          1998
                                                     CLASS Z          CLASS Z       CLASS Z       CLASS Z       CLASS Z
                                                     -------          -------       -------       -------       -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                               15.63            22.48         16.13         13.96         21.32
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                              (0.11)(d)        (0.10)        (0.12)        (0.16)        (0.14)
  Net realized and unrealized gain (loss)             (3.73)           (3.35)         6.47          2.33         (4.96)
--------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    (3.84)           (3.45)         6.35          2.17         (5.10)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net realized capital gains                        --            (3.40)           --            --         (2.26)
  In excess of net realized capital gains                --               --(b)         --            --            --
--------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders           --            (3.40)           --            --         (2.26)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                     11.79            15.63         22.48         16.13         13.96
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(c)(e)                               (24.62)          (16.63)        39.43         15.54        (26.00)
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)            1.05             1.03          1.03          1.12          1.09
  Expenses (including reimbursement/waiver)            1.04             1.03          1.03          1.12          1.09
  Net investment income (including
  reimbursement/waiver)                               (0.72)           (0.52)        (0.58)        (1.00)        (0.76)
  Portfolio turnover rate (%)                            96               75            91           105            78
  Net assets at end of period (000's) ($)           217,377          318,414       422,579       233,326       222,675



(a) Net investment loss per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.11)(d), $(0.10), $(0.12), $(0.16) and $(0.14), respectively.
(b) Distributions in excess of net realized capital gains per share were less than $0.005.

(c) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(d) The selected per share data was calculated using the weighted average shares outstanding method during the period.


(e) Had the advisor not waived a portion of expenses, total return would have been lower.

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750

www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978


-  Liberty Small Company Equity Fund




[LIBERTYFUNDS LOGO]


A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.426.3750 www.libertyfunds.com



                                                                725-01/880M-0203

  LIBERTY INTERNATIONAL EQUITY FUND


  PROSPECTUS, MARCH 1, 2003


CLASS Z SHARES

Advised by Fleet Investment Advisors Inc.

TABLE OF CONTENTS


THE FUND                                                           2
--------------------------------------------------------------------
Investment Goal                                                    2
Principal Investment Strategies                                    2
Principal Investment Risks                                         2
Performance History                                                4
Your Expenses                                                      6

YOUR ACCOUNT                                                       7
--------------------------------------------------------------------
How to Buy Shares                                                  7
Eligible Investors                                                 8
Sales Charges                                                      8
How to Exchange Shares                                             9
How to Sell Shares                                                 9
Fund Policy On Trading of Fund Shares                             10
Other Information About Your Account                              11

MANAGING THE FUND                                                 13
--------------------------------------------------------------------
Investment Advisor                                                13
Portfolio Managers                                                13

FINANCIAL HIGHLIGHTS                                              14
--------------------------------------------------------------------



Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                    Not Fdic     May Lose Value
                                                    Insured    No Bank Guarantee

  THE FUND

INVESTMENT GOAL
The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, primarily the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.

The Fund may sell a portfolio security if it has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.

At times, the Fund's advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the sub-advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases EQUITY SECURITIES, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

MARKET TIMERS. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers are short-term investors who buy shares of the Fund with the goal of selling the shares quickly for a profit. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to an increase in the Fund's NAV on the next pricing day. Market timing activity may be disruptive to fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of long-term shareholders. Although the Fund attempts to discourage market timing activities, it may be unable to prevent all market timing.

Investment in EMERGING MARKETS is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


The Fund may invest 25% or more of its assets in the securities of companies located in one country, and thus is subject to COUNTRY RISK. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There is no guarantee that HEDGING will always work. Hedging can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

          A DERIVATIVE is an investment whose value is based on or DERIVED from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          UNDERSTANDING PERFORMANCE


          CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years.(1) They include the effects of Fund expenses.

          AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods.(2) They include the effects of Fund expenses.

          In 2001, the Fund began comparing itself to the Morgan Stanley Capital International (MSCI) All Country World ex. U.S. Index, an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the United States. Previously, the Fund's returns were only compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index), an unmanaged index that tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East. The advisor added the new index because it believes the index offers shareholders a more useful comparison for the Fund's relative performance. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the MSCI All Country World ex. U.S. Index and the MSCI EAFE Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

  CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)


1993            31.62%
1994            -2.39%
1995            11.74%
1996            10.74%
1997            14.09%
1998            21.99%
1999            41.89%
2000           -19.91%
2001           -26.89%
2002            19.40%



                                        For period shown in bar chart:
                                        Best quarter: 4th quarter 1999,  +24.53%
                                        Worst quarter: 3rd quarter 2002, -20.79%


--------

(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy International Equity Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                  1 YEAR               5 YEARS       10 YEARS
Class Z (%)
  Return Before Taxes                                             -19.40                -3.96          4.01
  Return After Taxes on Distributions                             -19.75               -35.33          2.80
  Return After Taxes on Distributions and Sale of Fund Shares     -11.91               -32.94          3.23
--------------------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                                               -15.94                -2.89          4.00
--------------------------------------------------------------------------------------------------------------
MSCI All Country World ex. U.S. Index                             -14.67                -2.66          4.17
--------------------------------------------------------------------------------------------------------------



(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

YOUR EXPENSES


Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          UNDERSTANDING EXPENSES

          ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

          EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

          - $10,000 initial investment
          - 5% total return for each year
          - Fund operating expenses remain the same
          - Assumes reinvestment of all dividends and distributions

  SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                         0.00
------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)           0.00
------------------------------------------------------------------------------------
Redemption fee(4) (%)
(as a percentage of amount redeemed, if applicable)                             2.00(5)
------------------------------------------------------------------------------------



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4)  There is a $7.50 charge for wiring sale proceeds to your bank.

(5) A 2% redemption fee, retained by the Fund, is imposed on certain redemptions of Class Z shares held for 60 days or less.


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee(6) (%)                                           0.89
--------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                       0.00
--------------------------------------------------------------------
Other expenses(7) (%)                                           0.32
--------------------------------------------------------------------
Total annual fund operating expenses(6)(7) (%)                  1.21
--------------------------------------------------------------------



(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. If this waiver were reflected in the table, the management fee would be 0.64% and total annual fund operating expenses would be 0.93% (taking into account the other expenses reimbursement discussed in footnote
     (7)). The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(7) The Fund's advisor and/or its affiliates have agreed to reimburse 0.03% of other expenses. If this waiver were reflected in the table, other expenses would be 0.29% and total annual fund operating expenses would be 0.93% (taking into account the management fee waiver discussed in footnote (6)). The adviser has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.


  EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


        1 YEAR       3 YEARS        5 YEARS        10 YEARS
         $123         $384           $665           $1,466

  YOUR ACCOUNT

HOW TO BUY SHARES


When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD              INSTRUCTIONS
Through your        Your financial advisor can help you establish your account
financial advisor   and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                    your request prior to the close of regular trading on the
                    New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                    time. Your financial advisor may charge you fees for
                    executing the purchase for you.

By check            For new accounts send a completed application and check made
(new account)       payable to the Fund to the transfer agent, Liberty Funds
                    Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check            For existing accounts fill out and return the additional
(existing account)  investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty
                    Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By exchange         You or your financial advisor may acquire shares for your
                    account by exchanging shares you own in one fund for shares of the same class or Class A of the Fund at no additional
                    cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call
                    1-800-338-2550.

By wire You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and the wiring instructions.

By electronic       You may purchase shares of the Fund by electronically
funds transfer      transferring money from your bank account to your Fund
                    account by calling 1-800-338-2550. An electronic funds
                    transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                    prior to your telephone request. Be sure to complete the
                    appropriate section of the application.

Automatic           You may make monthly or quarterly investments automatically
investment plan     from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                    transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar    You may purchase shares of the Fund for your account by
cost averaging      exchanging $100 or more each month from another fund for
                    shares of the same class of the Fund at no additional cost.
                    You must have a current balance of at least $5,000 in the
                    fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to
                    complete the transfers. You may terminate your program or
                    change the amount of the exchange (subject to the $100
                    minimum) by calling 1-800-338-2550. Be sure to complete the appropriate section of the account application for this
                    feature.

By dividend         You may automatically invest dividends distributed by
diversification     another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                    Fund, call 1-800-338-2550.

ELIGIBLE INVESTORS

Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment


- any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (LFD) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by LFD;
-    any trustee or director (or family member) of any fund distributed by LFD;
     and
- any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.


$100,000 minimum initial investment


- clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and
- any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

- any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);
- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third-party broker-dealer;
- investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and
- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for Eligible Investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES

Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

          CHOOSING A SHARE CLASS

          The Fund offers one class of shares in this prospectus -- CLASS Z.


          The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.


HOW TO EXCHANGE SHARES


You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550. For more information, see "Fund Policy on Trading of Fund Shares" below.


HOW TO SELL SHARES


You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD              INSTRUCTIONS
Through your        You may call your financial advisor to place your sell
financial advisor   order. To receive the current trading day's price, your
                    financial advisor must receive your request prior to the
                    close of regular trading on the NYSE, usually 4:00 p.m.
                    Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange         You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A
                    shares of another fund distributed by Liberty Funds
                    Distributor, Inc. at no additional cost. To exchange by
                    telephone, call 1-800-338-2550.

By telephone        You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-338-2550, unless you have
                    notified the Fund of an address change within the previous
                    30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                    retirement accounts. For details, call 1-800-338-2550.

By mail You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-338-2550.
                    Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic       You may automatically sell a specified dollar amount or
withdrawal plan     percentage of your account on a monthly, quarterly or
                    semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic       You may sell shares of the Fund and request that the
funds transfer      proceeds be electronically transferred to your bank.
                    Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                    request. Be sure to complete the appropriate section of the account application for this feature.



FUND POLICY ON TRADING OF FUND SHARES

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

A redemption fee of 2% of redemption proceeds will be imposed on redemptions (including redemptions by exchange) of Class Z shares of the Fund that were owned for 60 days or less. The redemption fee will be deducted from your redemption proceeds and retained by the Fund to help cover the costs of short-term investments to the Fund and its long-term shareholders. The redemption fee will not apply to (i) shares purchased through reinvestment of dividends and distributions; (ii) shares redeemed by exchange into another fund distributed by Liberty Funds Distributor, Inc. that has a redemption fee or
(iii) shares held for any client of Fleet National Bank (Fleet) or one of its subsidiaries through a discretionary asset management arrangement with Fleet or the subsidiary. In the case of 401(k) plans, the redemption fee is applied at the participant level or, for plans that are unable to apply the redemption fee at the participant level, the plan level. The redemption fee will be applied assuming that shares held the longest are redeemed first. Shares purchased prior to February 10, 2003 are not subject to the redemption fee. The Fund, in its sole discretion, may temporarily waive the redemption fee for 401(k) plans that are in the process of liquidating their Fund investments or adding the Fund as an investment option.

OTHER INFORMATION ABOUT YOUR ACCOUNT

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

  TYPES OF DISTRIBUTIONS


  Dividends       Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

  Capital gains   Represents net long-term capital gains on sales of
                  securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

          UNDERSTANDING FUND DISTRIBUTIONS


          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


  DISTRIBUTION OPTIONS

  Reinvest all distributions in additional shares of your current fund

  Reinvest all distributions in shares of another fund
  Receive dividends in cash (see options below) and reinvest capital gains Receive all distributions in cash (with one of the following options):


    - send the check to your address of record

    - send the check to a third party address
    - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to foreign, federal, state and local income tax.

  MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.64% of average daily net assets of the Fund.


PORTFOLIO MANAGERS


CHRISTOPHER LEGALLET, Vice President of Fleet, is a co-manager for the Fund and has co-managed the Fund since August 10, 2002. Mr. Legallet has been associated with Fleet and its affiliates since 1997. From 1992 to 1997, Mr. Legallet was Managing Director and Portfolio Manager of Jupiter Asset Management (Asia Ltd.) in Hong Kong, and from 1988 to 1992, he was Vice President of Asian equities at Solomon Inc.

JAMES M. MCALEAR, Vice President of Fleet, is a co-manager for the Fund and has co-managed the Fund since August 10, 2002. Mr. McAlear has been associated with Fleet and its affiliates since 1992 and specializes in international portfolio management and research. He has over 30 years of investment experience.

  FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown for Class Z shares is that of the Trust Shares of the Galaxy Fund for periods prior to November 18, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or prior to October 31, 1998, has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


  THE FUND


                                                                                YEAR ENDED OCTOBER 31,
                                                             2002            2001        2000        1999         1998
                                                            CLASS Z         CLASS Z     CLASS Z     CLASS Z      CLASS Z
                                                            -------         -------     -------     -------      -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                       11.36           19.74       21.18       17.00        15.33
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                     0.06(b)         0.07        0.51(b)     0.10(b)      0.14
  Net realized and unrealized gain (loss)                     (1.74)          (5.82)      (0.60)       4.80         1.98
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            (1.68)          (5.75)      (0.09)       4.90         2.12
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                  (0.25)          (0.35)      (0.16)      (0.15)       (0.09)
  From net realized capital gains                                --           (2.28)      (1.19)      (0.57)       (0.36)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                (0.25)          (2.63)      (1.35)      (0.72)       (0.45)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                              9.43           11.36       19.74       21.18        17.00
=========================================================================================================================
TOTAL RETURN (%)(c)(d)                                       (15.26)         (33.00)      (1.08)      29.71        14.32
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                    1.21            1.16        1.12        1.22         1.21
  Expenses (including waiver/reimbursement)                    0.94            0.90        0.87        0.97         0.96
  Net investment income (including reimbursement/waiver)       0.58            0.55        2.28        0.54         0.91
  Portfolio turnover rate (%)                                   110              60          50          45           49
  Net assets, end of period (000's) ($)                     374,119         524,704     912,555     501,776      345,692



(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.04(b), $0.04, $0.45(b), $0.06(b) and $0.10, respectively.

(b) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750

www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room

Securities and Exchange Commission
Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978


-  Liberty International Equity Fund

     [LIBERTYFUNDS(SM) LOGO]


     A MEMBER OF COLUMBIA MANAGEMENT GROUP

     (C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
     A MEMBER OF COLUMBIA MANAGEMENT GROUP
     ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
     800.426.3750  www.libertyfunds.com

                                                                163-01/991M-0203

  LIBERTY EQUITY VALUE FUND


  PROSPECTUS, MARCH 1, 2003


CLASS Z SHARES

Advised by Fleet Investment Advisors Inc.

TABLE OF CONTENTS

THE FUND                                                                       2
--------------------------------------------------------------------------------
Investment Goal                                                                2
Principal Investment Strategies                                                2
Principal Investment Risks                                                     3
Performance History                                                            3
Your Expenses                                                                  5

YOUR ACCOUNT                                                                   7
--------------------------------------------------------------------------------
How to Buy Shares                                                              7
Eligible Investors                                                             7
Sales Charges                                                                  8
How to Exchange Shares                                                         9
How to Sell Shares                                                             9
Fund Policy On Trading of Fund Shares                                         10
Other Information About Your Account                                          10

MANAGING THE FUND                                                             13
--------------------------------------------------------------------------------
Investment Advisor                                                            13
Portfolio Managers                                                            13

FINANCIAL HIGHLIGHTS                                                          14
--------------------------------------------------------------------------------

Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                     Not Fdic    May Lose Value
                                                     Insured   No Bank Guarantee

  THE FUND

INVESTMENT GOAL

The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, mainly common stocks that the Fund's investment advisor believes are undervalued. The Fund invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The advisor starts with a universe of out-of-favor, undervalued securities (often called value stocks) that may subsequently increase in value. The advisor then uses a combination of proprietary systematic and fundamental analysis to identify stocks with improving fundamentals and other attractive characteristics that they believe will outperform their peers. The focus of systematic analysis is on bottom-up characteristics such as measures of valuation, quality and momentum. This is then coupled with a top down analysis of market and economic conditions to adjust the emphasis in the portfolio. The fundamental analysis is based on in-depth analysis from our research department that uses a variety of judgmental factors, including discounted cash flow analysis. The advisor uses a disciplined process to review the results and to assess the risks in both the overall portfolio and of the individual positions, versus the likelihood of outperformance. Fund holdings are reviewed frequently and are sold when analysis shows they are overvalued, the fundamentals have changed, or there are more attractive alternatives.


          VALUE STOCKS are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


VALUE STOCKS are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

          UNDERSTANDING PERFORMANCE


          CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years.(1) They include the effects of Fund expenses.

          AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods.(2) They include the effects of Fund expenses.

          The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Multi-Cap Value Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Sales charges are not reflected in the Lipper Average.


[CHART]

CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)


1993    14.75%
1994     3.56%
1995    28.45%
1996    21.61%
1997    28.08%
1998    24.15%
1999     7.08%
2000    -2.90%
2001     5.34%
2002   -29.51%



                                      For period shown in bar chart:
                                      Best quarter: 4th quarter 1998,    +27.21%
                                      Worst quarter: 3rd quarter 2002,   -21.27%


--------

(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Equity Value Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                 1 YEAR              5 YEARS      10 YEARS
Class Z (%)
  Return Before Taxes                                            -29.51               -0.84         8.58
  Return After Taxes on Distributions                            -29.51               -2.72         5.81
  Return After Taxes on Distributions and Sale of Fund Shares    -18.12               -0.70         6.48
-----------------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                -22.09               -0.58         9.34
-----------------------------------------------------------------------------------------------------------
Lipper Average (%)                                               -17.91               -1.32         9.69
-----------------------------------------------------------------------------------------------------------



(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund.



YOUR EXPENSES


Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          UNDERSTANDING EXPENSES

          ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

          EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

          - $10,000 initial investment

          - 5% total return for each year

          - Fund operating expenses remain the same

          - Assumes reinvestment of all dividends and distributions

  SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)

Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                         0.00
---------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)           0.00
---------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                                 (4)


(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4)  There is a $7.50 charge for wiring sale proceeds to your bank.


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee (%)                                      0.75
------------------------------------------------------------
Distribution and service (12b-1) fees (%)               0.00
------------------------------------------------------------
Other expenses(5) (%)                                   0.23
------------------------------------------------------------
Total annual fund operating expenses (%)                0.98
------------------------------------------------------------



(5) Other expenses have been restated to reflect current contractual arrangements.



EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



          1 YEAR        3 YEARS           5 YEARS          10 YEARS
           $100          $312              $542             $1,201

  YOUR ACCOUNT

HOW TO BUY SHARES


When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD              INSTRUCTIONS
Through your        Your financial advisor can help you establish your account
financial advisor   and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                    your request prior to the close of regular trading on the
                    New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                    time. Your financial advisor may charge you fees for
                    executing the purchase for you.

By check            For new accounts send a completed application and check made
(new account)       payable to the Fund to the transfer agent, Liberty Funds
                    Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.


By check            For existing accounts fill out and return the additional
(existing account)  investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty
                    Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By exchange         You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund
                    for shares of the same class or Class A of the Fund at no
                    additional cost. There may be an additional charge if
                    exchanging from a money market fund. To exchange by
                    telephone, call 1-800-338-2550.

By wire You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and the wiring instructions.

By electronic       You may purchase shares of the Fund by electronically
funds transfer      transferring money from your bank account to your Fund
                    account by calling 1-800-338-2550. An electronic funds
                    transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                    prior to your telephone request. Be sure to complete the
                    appropriate section of the application.

Automatic           You may make monthly or quarterly investments automatically
investment plan     from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                    transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar    You may purchase shares of the Fund for your account by
cost averaging      exchanging $100 or more each month from another fund for
                    shares of the same class of the Fund at no additional cost.
                    You must have a current balance of at least $5,000 in the
                    fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to
                    complete the transfers. You may terminate your program or
                    change the amount of the exchange (subject to the $100
                    minimum) by calling 1-800-338-2550. Be sure to complete the appropriate section of the account application for this
                    feature.

By dividend         You may automatically invest dividends distributed by
diversification     another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the
                    Fund, call 1-800-338-2550.


ELIGIBLE INVESTORS

Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment


- any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (LFD) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by LFD;

-    any trustee or director (or family member) of any fund distributed by LFD;
     and

- any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment


- clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and

- any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.


No minimum initial investment


- any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third-party broker-dealer;

- investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for Eligible Investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES

Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

          CHOOSING A SHARE CLASS

          The Fund offers one class of shares in this prospectus -- CLASS Z.

          The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

HOW TO EXCHANGE SHARES


You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.


HOW TO SELL SHARES


You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD              INSTRUCTIONS
Through your        You may call your financial advisor to place your sell
financial advisor   order. To receive the current trading day's price, your
                    financial advisor must receive your request prior to the
                    close of regular trading on the NYSE, usually 4:00 p.m.
                    Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange         You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A
                    shares of another fund distributed by Liberty Funds
                    Distributor, Inc. at no additional cost. To exchange by
                    telephone, call 1-800-338-2550.

By telephone        You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-338-2550, unless you have
                    notified the Fund of an address change within the previous
                    30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to
                    retirement accounts. For details, call 1-800-338-2550.

By mail You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-338-2550.
                    Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic       You may automatically sell a specified dollar amount or
withdrawal plan     percentage of your account on a monthly, quarterly or
                    semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic       You may sell shares of the Fund and request that the
funds transfer      proceeds be electronically transferred to your bank.
                    Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                    request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

OTHER INFORMATION ABOUT YOUR ACCOUNT

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

  TYPES OF DISTRIBUTIONS


  Dividends           Represents interest and dividends earned from securities
                      held by the Fund, net of expenses incurred by the Fund.

  Capital gains       Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.


          UNDERSTANDING FUND DISTRIBUTIONS

          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

  DISTRIBUTION OPTIONS


  Reinvest all distributions in additional shares of your current fund


  Reinvest all distributions in shares of another fund

  Receive dividends in cash (see options below) and reinvest capital gains

  Receive all distributions in cash (with one of the following options):


     - send the check to your address of record


     - send the check to a third party address
     - transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

  MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGERS

ERIC N. REMOLE, a Vice President of Fleet and the Managing Director of the Structured Equity Group, is a co-manager of the Fund and has managed the Fund since November 2002. He has managed structured core equity portfolios since 1984 and long-short market neutral portfolios since 1992. Mr. Remole joined Fleet in 2001 from Credit Suisse Asset Management, where he was the global head of the Structured Products Group. Prior to that he was at Chancellor/LGT Asset Management (now INVESCO New York), where he was a Managing Director and portfolio manager responsible for the firm's quantitative equity strategies. Mr. Remole holds a B.A. in Biology from Dartmouth College and an M.S. in Operations Research from Stanford University.

MICHAEL A. WELHOELTER, CFA, a Vice President of Fleet and a Senior Portfolio Manager in the Structured Equity Group, is a co-manager of the Fund and has managed the Fund since November 2002. He joined Fleet in 2001 from Credit Suisse Asset Management, where he was a portfolio manager for the Long/Short Market Neutral product and the Large Cap Core product in the Structured Products Group. Prior to joining Credit Suisse Asset Management he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management. Mr. Welhoelter holds a B.A. in Computer and Information Science from Colgate University and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

  FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown for Class Z shares is that of the Trust Shares of the Galaxy Fund for periods prior to November 25, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or prior to October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

  THE FUND



                                                                     YEAR ENDED OCTOBER 31,
                                                     2002          2001        2000          1999        1998
                                                   CLASS Z       CLASS Z      CLASS Z      CLASS Z      CLASS Z
                                                   -------       -------      -------      -------      -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                              12.65         17.17        18.35        16.51        18.21
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                    (0.02)         0.02         0.04         0.03         0.08
  Net realized and unrealized gain (loss)            (2.53)        (1.65)        1.25         2.42         1.49
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   (2.55)        (1.63)        1.29         2.45         1.57
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                            --            --        (0.02)          --        (0.07)
  In excess of net investment income                    --            --           --(c)        --           --
  From net realized capital gains                    (0.35)        (2.89)       (2.45)       (0.61)       (3.20)
----------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders       (0.35)        (2.89)       (2.47)       (0.61)       (3.27)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                     9.75         12.65        17.17        18.35        16.51
================================================================================================================
TOTAL RETURN (%)(b)(d)                              (20.96)        (9.91)        8.22        15.04        10.27
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)           0.98          1.00         1.00         1.03         1.03
  Expenses (including reimbursement/waiver)           0.98          1.00         1.00         1.02         1.03
  Net investment income (including reimbursement/
   waiver)                                            0.05          0.22         0.26         0.19         0.49
  Portfolio turnover rate (%)                           99           127           72           75           82
  Net assets, at end of period (000's) ($)         167,867       152,002      164,864      281,064      254,432



(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.02), $0.02, $0.04, $0.03 and $0.08, respectively.
(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(c) Distributions in excess of net investment income per share were less than $0.005.
(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

  NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.

One Financial Center

Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978

-    Liberty Equity Value Fund


    [LIBERTYFUNDS(SM) LOGO]


    A MEMBER OF COLUMBIA MANAGEMENT GROUP

    (C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
    A MEMBER OF COLUMBIA MANAGEMENT GROUP
    ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
    800.426.3750 www.libertyfunds.com

                                                                731-01/873M-0203


LIBERTY EQUITY GROWTH FUND


PROSPECTUS, MARCH 1, 2003


CLASS Z SHARES

Advised by Fleet Investment Advisors Inc

TABLE OF CONTENTS

THE FUND                                                 2

Investment Goal                                          2

Principal Investment Strategies                          2

Principal Investment Risks                               2

Performance History                                      4

Your Expenses                                            5

YOUR ACCOUNT                                             7

How to Buy Shares                                        7

Eligible Investors                                       7

Sales Charges                                            8

How to Exchange Shares                                   9

How to Sell Shares                                       9

Fund Policy on Trading of Fund Shares                   10

Other Information About Your Account                    10

MANAGING THE FUND                                       13

Investment Advisor                                      13

Portfolio Manager                                       13

FINANCIAL HIGHLIGHTS                                    14


Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                               Not FDIC Insured
                                                                May Lose Value
                                                               No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.


     GROWTH STOCKS generally offer the potential for strong revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.


The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.


The Fund will sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

ISSUER RISK is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.


CONVERTIBLE SECURITIES are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.


FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


     UNDERSTANDING PERFORMANCE

     CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years.(1).


     AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods.(2) They include the effects of Fund expenses.

     The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


[CHART]

CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)


1993            5.37%
1994            0.72%
1995           34.29%
1996           20.95%
1997           30.97%
1998           26.15%
1999           26.55%
2000           -1.26%
2001          -18.61%
2002          -26.79%



For period shown in bar chart:

Best quarter: 4th quarter 1998, 324.20%
Worst quarter: 3rd quarter 2001, 317.17%


(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Equity Growth Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                  1 YEAR               5 YEARS        10 YEARS
Class Z (%)
Return Before Taxes                                               -26.79               -1.25          7.81
Return After Taxes on Distributions                               -26.90               -2.35          6.33
Return After Taxes on Distributions and Sale of Fund Shares       -16.45               -0.69          6.47
--------------------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                 -22.09               -0.58          9.34
--------------------------------------------------------------------------------------------------------------



(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund. Trust Shares of the Galaxy Fund were initially offered on December 14, 1990.


YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

     UNDERSTANDING EXPENSES

     ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

     EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

     - $10,000 initial investment

     - 5% total return for each year

     - Fund operating expenses remain the same

     - Assumes reinvestment of all dividends and distributions

    SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                             0.00
-----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)               0.00
-----------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                                   (4)



(3) A $10 annuala fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) There is a $7.50 charge for wiring sale proceeds to your bank.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

    ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee(5) (%)                                                    0.75
-------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                0.00
-------------------------------------------------------------------------------
Other expenses (%)                                                       0.21
-------------------------------------------------------------------------------
Total annual fund operating expenses(5) (%)                              0.96
-------------------------------------------------------------------------------



(5) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. If this waiver were reflected in the table, the management fee would be 0.71% and total annual fund operating expenses would be 0.92%. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.


    EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


1 YEAR              3 YEARS                     5 YEARS                     10 YEARS
$ 98                $ 306                       $ 531                       $ 1,178

YOUR ACCOUNT

HOW TO BUY SHARES


When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


    OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD             INSTRUCTIONS
Through your       Your financial advisor can help you establish your account financial advisor  and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must
                   receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you
                   fees for executing the purchase for you.

By check           For new accounts send a completed application and check made
(new account)      payable to the Fund to the transfer agent,
                   Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.

By check           For existing accounts fill out and return the additional
(existing          investment stub included in your account statement, or
account)           send a letter of instruction including your Fund name and
                   account number with a check made payable to the
                   Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.

By exchange        You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own
                   in one fund for shares of the same class or Class A of the
                   Fund at no additional cost. There may be an
                   additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-338-2550.

By wire You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and the wiring instructions.

By electronic      You may purchase shares of the Fund by electronically
funds transfer     transferring money from your bank account to your
                   Fund account by calling 1-800-338-2550. An electronic funds transfer may take up to two business days to settle
                   and be considered in "good form." You must set up this
                   feature prior to your telephone request. Be sure to
                   complete the appropriate section of the application.

Automatic          You may make monthly or quarterly investments automatically
investment plan    from your bank account to your Fund account.
                   You may select a pre-authorized amount to be sent via
                   electronic funds transfer. Be sure to complete the
                   appropriate section of the application for this feature.

Automated dollar   You may purchase shares of the Fund for your account by
cost averaging     exchanging $100 or more each month from another
                   fund for shares of the same class of the Fund at no
                   additional cost. You must have a current balance of at
                   least $5,000 in the fund the money is coming from. The
                   designated amount will be exchanged on the third
                   Tuesday of each month. Exchanges will continue so long as
                   your fund balance is sufficient to complete the
                   transfers. You may terminate your program or change the
                   amount of the exchange (subject to the $100
                   minimum) by calling 1-800-338-2550. Be sure to complete the appropriate section of the account application for
                   this feature.

By dividend        You may automatically invest dividends distributed by
diversification    another fund into the same class of shares of the Fund at
                   no additional sales charge. To invest your dividends in the
                   Fund, call 1-800-338-2550.


ELIGIBLE INVESTORS

Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment


- any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (LFD) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging Class Z shares; or
    (iii) who purchased certain no-load shares of funds merged with funds distributed by LFD;

-   any trustee or director (or family member) of any fund distributed by LFD;
    and

- any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment


- clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and

- any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.


No minimum initial investment


- any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third-party broker-dealer;

- investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.



The Fund reserves the right to change the criteria for Eligible Investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES

Your purchases of Class Z shares are made at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

     CHOOSING A SHARE CLASS

     The Fund offers one class of shares in this prospectus -- CLASS Z.


     The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

HOW TO EXCHANGE SHARES


You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.


HOW TO SELL SHARES


You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550.
Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD       INSTRUCTIONS
Through your You may call your financial advisor to place your sell order. To
financial    receive the current trading day's price, your
advisor      financial advisor must receive your request prior to the close of regular trading on the NYSE, usually
             4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange  You or your financial advisor may sell shares of the Fund by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Liberty Funds
             Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-338-2550.

By telephone You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-338-2550, unless you have notified the Fund of an address change within the previous
             30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-338-2550.

By mail      You may send a signed letter of instruction to the address below.
             In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.
             Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-338-2550.
             Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By           You may automatically sell a specified dollar amount or percentage
systematic   of your account on a monthly, quarterly or
withdrawal   semi-annual basis and have the proceeds sent to you if your
plan         account balance is at least $5,000. All dividend
             and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account
             application for this feature.

By           You may sell shares of the Fund and request that the proceeds be
electronic   electronically transferred to your bank.
funds        Proceeds may take up to two business days to be received by your
transfer     bank. You must set up this feature prior to
             your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

OTHER INFORMATION ABOUT YOUR ACCOUNT

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:


    TYPES OF DISTRIBUTIONS


Dividends         Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
--------------------------------------------------------------------------------
Capital           gains Represents net long-term capital gains on sales of
                  securities held for more than 12 months and net short- term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

     UNDERSTANDING FUND DISTRIBUTIONS


     The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


    DISTRIBUTION OPTIONS


     Reinvest all distributions in additional shares of your current fund


     Reinvest all distributions in shares of another fund

     Receive dividends in cash (see options below) and reinvest capital gains

     Receive all distributions in cash (with one of the following options):

     - send the check to your address of record
     - send the check to a third party address
     - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.71% of average daily net assets of the Fund.


PORTFOLIO MANAGER

ROBERT G. ARMKNECHT, CFA, an Executive Vice President of Fleet, is the manager for the Fund and has managed the Fund since it commenced operations in 1990. Mr. Armknecht has been with Fleet and its predecessors since 1988.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. The information shown for Class Z shares is that of the Trust Shares of the Galaxy Fund for periods prior to November 18, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on or after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or prior to October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


    THE FUND


                                                                          YEAR ENDED OCTOBER 31,
                                                     2002          2001            2000        1999          1998
                                                   CLASS Z        CLASS Z        CLASS Z     CLASS Z        CLASS Z
                                                   -------        -------        -------    ---------       -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                              19.99          32.61          29.15        24.52         25.17
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
Net investment income(a)                              0.07(b)        0.02           0.01(b)      0.03          0.09
Net realized and unrealized gain (loss)              (3.78)         (9.01)          5.18         6.50          3.20
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     (3.71)         (8.99)          5.19         6.53          3.29
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
From net investment income                              --             --          (0.01)          --         (0.09)
In excess of net investment income                      --             --             --           --         (0.01)
From net realized capital gains                         --          (3.63)         (1.72)       (1.90)        (3.84)
-------------------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders            --          (3.63)         (1.73)       (1.90)        (3.94)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                    16.28          19.99          32.61        29.15         24.52
===================================================================================================================
TOTAL RETURN (%)(c)(d)                              (18.51)        (30.29)         18.63        28.07         15.17
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
Expenses (excluding reimbursement/waiver)             0.96           0.94           0.91         0.94          0.96
Expenses (including reimbursement/waiver)             0.91           0.93           0.91         0.94          0.96
Net investment income (including
reimbursement/waiver)                                 0.35           0.10           0.04         0.15          0.40
Portfolio turnover rate (%)                             43             48             54           53            60
Net assets at end of period (000's) ($)            699,215        845,887      1,258,399    1,041,378       815,756

(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.06(d), $0.02, $0.01(d), $0.03 and $0.09, respectively.
(b) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

NOTES

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978


-  Liberty Equity Growth Fund


[LIBERTY FUNDS(SM) LOGO]

(C)2003 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.426.2750 www.libertyfunds.com


                                                                703-01/870M-0203

LIBERTY ASSET ALLOCATION FUND


PROSPECTUS, MARCH 1, 2003


CLASS Z SHARES

Advised by Fleet Investment Advisors Inc.

TABLE OF CONTENTS


THE FUND                                                                       2
--------------------------------------------------------------------------------
Investment Goal                                                                2
Principal Investment Strategies                                                2
Principal Investment Risks                                                     3
Performance History                                                            5
Your Expenses                                                                  7

YOUR ACCOUNT                                                                   8
--------------------------------------------------------------------------------
How to Buy Shares                                                              8
Eligible Investors                                                             9
Sales Charges                                                                 10
How to Exchange Shares                                                        10
How to Sell Shares                                                            10
Fund Policy On Trading of Fund Shares                                         11
Other Information About Your Account                                          11

MANAGING THE FUND                                                             14
--------------------------------------------------------------------------------
Investment Advisor                                                            14
Portfolio Managers                                                            14

FINANCIAL HIGHLIGHTS                                                          16
--------------------------------------------------------------------------------



Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                               Not Fdic Insured
                                                                May Lose Value
                                                               No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks a high total return by providing both a current level of income that is greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets.

     CURRENT INCOME includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

PRINCIPAL INVESTMENT STRATEGIES


The advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager will allocate the Fund's assets among the various asset classes. The lead portfolio manager will adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on his assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of Columbia Management Group, Inc., the parent company of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities that are rated below BBB by S&P or Baa by Moody's or are unrated securities judged by the advisor to be of comparable quality (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.


The Fund may invest up to 25% of its net assets in foreign securities.

The Fund may invest up to 10% of its net assets in exchange-traded funds, such as iShares(SM). Exchange-traded funds are shares of investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System. iShares, which are traded on the American Stock Exchange (AMEX), are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International indices for various countries and regions.


The Fund may invest up to 10% of its net assets in derivative instruments, such as options, futures and foreign currencies, for the purpose of hedging its portfolio, and may invest up to 10% of its net assets in REITs.

The Fund will sell a portfolio security when, as a result of changes in the economy, its investment advisor determines it is appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the Fund's investment advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.


As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

VALUE STOCKS are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by MID-CAP COMPANIES may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Because it invests in REITS, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


Because the Fund may invest in debt securities issued by private entities, including corporate bonds, municipal bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to ISSUER RISK. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


LOWER-RATED DEBT SECURITIES, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (i.e., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.


STRUCTURE RISK is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. PREPAYMENT RISK is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. EXTENSION RISK is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.


FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There is no guarantee that HEDGING will always work. Hedging can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

iSHARES. iShares were initially offered to the public in 1996 and have a limited operating history. Information is lacking regarding the actual performance and trading liquidity of iShares over extended periods or over complete market cycles. In addition, there is no assurance that the requirements of AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event that substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


     UNDERSTANDING PERFORMANCE


     CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each of the last ten complete calendar years.(1) They include the effects of Fund expenses.

     AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods.(2) They include the effects of Fund expenses.

     The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund's returns are also compared to the Dow Jones Industrial Average (DJIA). The DJIA is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

[CHART]

   CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)


1993           8.08%
1994          -2.29%
1995          30.54%
1996          15.36%
1997          19.86%
1998          17.89%
1999           7.41%
2000           2.08%
2001          -8.12%
2002         -15.30%



                                      For period shown in bar chart:



                                      Best quarter: 4th quarter 1998,    +11.74%
                                      Worst quarter: 3rd quarter 2002,    -9.50%


----------

(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Asset Allocation Fund (the Galaxy
     Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

   AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                 1 YEAR     5 YEARS       10 YEARS
Class Z (%)
Return Before Taxes                                              -15.30         0.12          6.73
Return After Taxes on Distributions                              -16.02        -1.11          5.24
Return After Taxes on Distributions and Sale of Fund
Shares                                                            -9.37        -0.24          5.05
S&P 500 Index (%)                                                -22.09        -0.58          9.34
DJIA (%)                                                         -15.01         2.82         12.00


----------

(2) The average annual returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

            UNDERSTANDING EXPENSES

            ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

            EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
            -  $10,000 initial investment
            -  5% total return for each year
            -  Fund operating expenses remain the same
            -  Assumes reinvestment of all dividends and distributions

   SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                    0.00
------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or
redemption price)                                          0.00
------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)          (4)
------------------------------------------------------------------



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) There is a $7.50 charge for wiring sale proceeds to your bank.

   ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)



Management fee(5) (%)                                      0.75
------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00
------------------------------------------------------------------
Other expenses (%)                                         0.40
------------------------------------------------------------------
Total annual fund operating expenses(5) (%)                1.15
------------------------------------------------------------------



(5) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. If this waiver were reflected in the table, the management fee would be 0.73% and total annual fund operating expenses would be 1.13%. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.



   EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



     1 YEAR              3 YEARS                   5 YEARS                   10 YEARS
     $ 117               $ 365                     $ 633                     $ 1,398

   YOUR ACCOUNT

HOW TO BUY SHARES


When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


    OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD              INSTRUCTIONS
Through your        Your financial advisor can help you establish your
financial advisor   account and buy Fund shares on your behalf. To
                    receive the current trading day's price, your
                    financial advisor must receive your request prior
                    to the close of regular trading on the New York
                    Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                    time. Your financial advisor may charge you fees
                    for executing the purchase for you.

By check            For new accounts send a completed application and
(new account)       check made payable to the Fund to the transfer
                    agent, Liberty Funds Services, Inc., P.O. Box
                    8081, Boston, MA 02266-8081.

By check            For existing accounts fill out and return the
(existing account)  additional investment stub included in your account statement, or send a letter of instruction
                    including your Fund name and account number with a
                    check made payable to the Fund to Liberty Funds
                    Services, Inc., P.O. Box 8081, Boston, MA
                    02266-8081.

By exchange         You or your financial advisor may acquire shares
                    of the Fund for your account by exchanging shares
                    you own in one fund for shares of the same class
                    or Class A of the Fund at no additional cost.
                    There may be an additional charge if exchanging
                    from a money market fund. To exchange by
                    telephone, call 1-800-338-2550.

By wire You may purchase shares of the Fund by wiring money from your bank account to your Fund account.
                    To wire funds to your Fund account, call
                    1-800-338-2550 to obtain a control number and the wiring instructions.

By electronic       You may purchase shares of the Fund by
funds transfer      electronically transferring money from your bank
                    account to your Fund account by calling
                    1-800-338-2550. An electronic funds transfer may
                    take up to two business days to settle and be
                    considered in "good form." You must set up this
                    feature prior to your telephone request. Be sure
                    to complete the appropriate section of the
                    application.

Automatic           You may make monthly or quarterly investments
investment plan     automatically from your bank account to your Fund
                    account. You may select a pre-authorized amount to
                    be sent via electronic funds transfer. Be sure to
                    complete the appropriate section of the
                    application for this feature.

Automated dollar    You may purchase shares of the Fund for your
cost averaging      account by exchanging $100 or more each month from
                    another fund for shares of the same class of the
                    Fund at no additional cost. You must have a
                    current balance of at least $5,000 in the fund the
                    money is coming from. The designated amount will
                    be exchanged on the third Tuesday of each month.
                    Exchanges will continue so long as your fund
                    balance is sufficient to complete the transfers.
                    You may terminate your program or change the
                    amount of the exchange (subject to the $100
                    minimum) by calling 1-800-338-2550. Be sure to
                    complete the appropriate section of the account
                    application for this feature.

By dividend         You may automatically invest dividends distributed
diversification     by another fund into the same class of shares of
                    the Fund at no additional sales charge. To invest
                    your dividends in the Fund, call 1-800-338-2550.

ELIGIBLE INVESTORS

Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment


- any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (LFD) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging Class Z shares; or
    (iii) who purchased certain no-load shares of funds merged with funds distributed by LFD;

-   any trustee or director (or family member) of any fund distributed by LFD;
    and

- any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.


$100,000 minimum initial investment


- clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and

- any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.


No minimum initial investment


- any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third-party broker-dealer;

- investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

SALES CHARGES

Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

            CHOOSING A SHARE CLASS

            The Fund offers one class of shares in this prospectus -- CLASS Z.

            The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

HOW TO EXCHANGE SHARES


You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.


HOW TO SELL SHARES


You may sell shares of the Fund on any regular business day that the NYSE is

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550.

Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.
open.

   OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD               INSTRUCTIONS
Through your        You may call your financial advisor to place your
financial advisor   sell order. To receive the current trading day's
                    price, your financial advisor must receive your
                    request prior to the close of regular trading on
                    the NYSE, usually 4:00 p.m. Eastern time. Your
                    financial advisor may charge you fees for
                    executing a redemption for you.

By exchange         You or your financial advisor may sell shares of
                    the Fund by exchanging from the Fund into Class Z
                    shares or Class A shares of another fund
                    distributed by Liberty Funds Distributor, Inc. at
                    no additional cost. To exchange by telephone, call
                    1-800-338-2550.

By telephone        You or your financial advisor may sell shares of
                    the Fund by telephone and request that a check be
                    sent to your address of record by calling
                    1-800-338-2550, unless you have notified the Fund
                    of an address change within the previous 30 days.
                    The dollar limit for telephone sales is $100,000
                    in a 30-day period. You do not need to set up this
                    feature in advance of your call. Certain
                    restrictions apply to retirement accounts. For
                    details, call 1-800-338-2550.

By mail You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                    For details, call 1-800-338-2550. Mail your letter of instruction to Liberty Funds Services, Inc.,
                    P.O. Box 8081, Boston, MA 02266-8081.

By wire You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request.
                    Be sure to complete the appropriate section of the account application for this feature.

By systematic       You may automatically sell a specified dollar
withdrawal plan     amount or percentage of your account on a monthly,
                    quarterly or semi-annual basis and have the
                    proceeds sent to you if your account balance is at
                    least $5,000. All dividend and capital gains
                    distributions must be reinvested. Be sure to
                    complete the appropriate section of the account
                    application for this feature.

By electronic       You may sell shares of the Fund and request that
funds transfer      the proceeds be electronically transferred to your
                    bank. Proceeds may take up to two business days to
                    be received by your bank. You must set up this
                    feature prior to your request. Be sure to complete
                    the appropriate section of the account application
                    for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

OTHER INFORMATION ABOUT YOUR ACCOUNT

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

   TYPES OF DISTRIBUTIONS


Dividends           Represents interest and dividends earned from securities
                    held by the Fund, net of expenses incurred by the Fund.
-------------------------------------------------------------------------------
Capital gains       Represents net long-term capital gains on sales of
                    securities held for more than 12 months and net short- term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

            UNDERSTANDING FUND DISTRIBUTIONS


            The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

    DISTRIBUTION OPTIONS


    Reinvest all distributions in additional shares of your current fund


    Reinvest all distributions in shares of another fund

    Receive dividends in cash (see options below) and reinvest capital gains

    Receive all distributions in cash (with one of the following options):

      -  send the check to your address of record

      -  send the check to a third party address
      -  transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.73% of average daily net assets of the Fund.


PORTFOLIO MANAGERS


HARVEY HIRSCHHORN, CFA, a Vice President of Fleet, is the lead portfolio manager of the Fund. He is also an Executive Vice President of Stein Roe & Farnham Incorporated (Stein Roe) where he has been employed since 1973 and is Head of Active Asset Allocation and Strategy. Mr Hirschhorn received an M.B.A. degree from the University of Chicago and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

                    Large cap growth stocks             Alexander S. Macmillan
                    Large cap value stocks              Scott Schermerhorn
                    Mid cap growth stocks               Richard J. Johnson
                    Mid cap value stocks                Daniel K. Cantor
                    Small cap growth stocks             William M. Garrison
                    Small cap value stocks              Stephen D. Barbaro
                    Real estate investment trusts       David W. Jellison
                    Foreign stocks                      James M. McAlear
                    Investment grade bonds              Michael T. Kennedy
                    Non-investment grade bonds          Jeffrey L. Rippey

ALEXANDER S. MACMILLAN, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He also is a Senior Vice President of Columbia Management Co. (Columbia), an affiliate of Fleet, which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, Vice President of Fleet, manages the portion of the Fund's assets allocated to the large cap value stocks category. He is also a Senior Vice President of Colonial Management Associates, Inc. (Colonial), an affiliate of Fleet, and has managed various other funds at Colonial since October 1998. Prior thereto, he was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

RICHARD J. JOHNSON, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. He is also Chief Investment Officer at Columbia. Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA.

DANIEL K. CANTOR, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the mid cap value stocks category. He is also a Senior Vice President of Colonial and Stein Roe, both affiliates of Fleet. Mr. Cantor joined Stein Roe in 1985 and received an M.B.A. degree from The Wharton School of the University of Pennsylvania.

WILLIAM M. GARRISON, Vice President of Fleet, manages the portion of the Fund's assets allocated to the small cap growth stocks category. He is also a Senior Vice President of Stein Roe, where he has been employed since 1989 and has managed various investment portfolios since 1998. Mr. Garrison received an M.B.A. degree from the University of Chicago.

STEPHEN D. BARBARO, CFA, Senior Vice President of Fleet, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been associated with the advisor and its predecessors since 1976. Mr. Barbaro received an M.B.A. degree from Columbia University.

DAVID W. JELLISON, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the REITs category. He is also a Vice President of Columbia, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

JAMES M. McALEAR, Vice President of Fleet, manages the portion of the Fund's assets allocated to the foreign stocks category. He has been associated with the advisor and its affiliates since 1992 and specializes in international portfolio management and research. Mr. McAlear received an M.A. degree from Michigan State University and has over 30 years of investment experience.

MICHAEL T. KENNEDY, Vice President of Fleet, manages the portion of the Fund's assets allocated to the investment grade bonds category. He is also a Senior Vice President of Stein Roe, where he has been employed since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, Mr. Kennedy received an M.M. degree from Northwestern University.

JEFFREY L. RIPPEY, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the non-investment grade bonds category. He is also a Senior Vice President of Columbia, which he joined in 1981. Mr. Rippey received a B.A. degree from Pacific Lutheran University.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown for Class Z shares is that of the Trust Shares of the Galaxy Fund for periods prior to November 18, 2002. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or prior to October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


    THE FUND


                                                                             YEAR ENDED OCTOBER 31,
                                                                             ----------------------
                                                                2002            2001      2000       1999      1998
                                                               CLASS Z         CLASS Z   CLASS Z    CLASS Z   CLASS Z
                                                               -------         -------   -------    -------   -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                       14.94           18.78     17.73      16.96      16.47
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
   Net investment income (a)                                   0.29(e)         0.37(b)   0.41(b)    0.40       0.42
   Net realized and unrealized gain (loss)                    (2.09)(e)       (3.08)      .36       1.20       1.71
---------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           (1.80)          (2.71)      .77       1.60       2.13
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):

   From net investment income                                 (0.27)          (0.39)    (0.41)     (0.40)     (0.43)
   From net realized capital gains                               --           (0.74)    (0.31)     (0.43)     (1.21)
---------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders               (0.27)          (1.13)    (0.72)     (0.83)     (1.64)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                             12.87           14.94     18.78      17.73      16.96
=====================================================================================================================
TOTAL RETURN (%) (c)(d)                                      (12.23)         (14.94)    10.21       9.63      14.05
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):

   Expenses (excluding reimbursement/waiver)                   1.15            1.11      1.09       1.12       1.13
   Expenses (including reimbursement/waiver)                   1.12            1.11      1.09       1.12       1.13
   Net investment income (including reimbursement/waiver)      2.01(e)         2.23      2.21       2.31       2.63
   Portfolio turnover rate (%)                                   40              65        59        135        108
   Net assets at end of period (000's) ($)                  163,934         230,562   290,970    269,851    218,666



(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.28,
    $0.37(b), $0.41(b), $0.40 and $0.42, respectively.
(b) The selected per share data was calculated using the weighted average shares outstanding method during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class Z shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

NOTES

FOR MORE INFORMATION

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room

Securities and Exchange Commission

Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978
 -  Liberty Asset Allocation Fund

[LIBERTY FUNDS(SM) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.426.3750 www.libertyfunds.com


                                                                704-01/861M-0203

  LIBERTY STRATEGIC EQUITY FUND


  PROSPECTUS, MARCH 1, 2003


CLASS T AND G SHARES

Advised by Fleet Investment Advisors Inc.

TABLE OF CONTENTS

THE FUND                                               2

Investment Goal                                        2
Principal Investment Strategies                        2
Principal Investment Risks                             2
Performance History                                    4
Your Expenses                                          6

YOUR ACCOUNT                                           8

How to Buy Shares                                      8
Sales Charges                                          9
How to Exchange Shares                                11
How to Sell Shares                                    11
Fund Policy on Trading of Fund Shares                 12
Distribution and Service Fees                         12
Other Information About Your Account                  13

MANAGING THE FUND                                     15

Investment Advisor                                    15
Portfolio Managers                                    15

FINANCIAL HIGHLIGHTS                                  16


Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Liberty Funds.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                     Not FDIC    May Lose Value
                                                     Insured   No Bank Guarantee

  THE FUND

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities, primarily common stock and securities that can be converted into common stock, such as certain debt securities and preferred stock. The Fund's "Value Driven Growth" investment process emphasizes securities believed to have the potential for the best one- to two-year returns. These securities are generally selected from a universe of large and medium-sized companies representative of the Standard & Poor's 500 Index (S&P 500), although the universe of stocks monitored by the Fund's investment advisor is not limited to stocks of companies included in the S&P 500. The Fund may invest up to 20% of its total assets in foreign equity securities.

In selecting individual stocks, the advisor looks at the current price, projected earnings growth, and historical valuations to derive an estimate of return potential. The Fund may give emphasis to growth stocks, value stocks or particular industries, depending upon the advisor's assessment of a stock's return potential relative to its price in the broader market.

          VALUE STOCKS are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

          GROWTH STOCKS generally offer the potential for strong revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.

The Fund will sell a portfolio security when, as a result of a decline in the security's return potential relative to that of other securities, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.


At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


VALUE STOCKS are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.


GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.


ISSUER RISK is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

CONVERTIBLE SECURITIES are subject to the usual risks associated with fixed income investments, such as interest rate risk and issuer risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for 1 year and the life of the Fund.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          UNDERSTANDING PERFORMANCE

          CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each complete calendar year since the Fund commenced operations.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year and life of the Fund periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.(2)


          The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

[CHART]

  CALENDAR YEAR TOTAL RETURNS (CLASS T)(1)


1999        0.05%
2000       22.22%
2001        8.00%
2002      -20.64%



                                      For period shown in bar chart:


Best quarter: 4th quarter 1998,    +19.97%
Worst quarter: 3rd quarter 2002,   -19.80%


(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Strategic Equity Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class T shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                                    LIFE OF
                                                                         1 YEAR     THE FUND
Class T (%)
  Return Before Taxes                                                    -25.20       0.28
  Return After Taxes on Distributions                                    -25.35      -1.17
  Return After Taxes on Distributions and Sale of Fund Shares            -15.47      -0.36
----------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                                    -25.18       0.37
  Return After Taxes on Distributions                                    -25.21      -1.02
  Return After Taxes on Distributions and Sale of Fund Shares            -15.46      -0.24
----------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                        -22.09      -2.25(3)
----------------------------------------------------------------------------------------------



(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T and Class G shares were initially offered by the Fund. Retail A Shares and Retail B Shares of the Galaxy Fund were initially offered on March 4, 1998.

(3) Performance information is from February 28, 1998.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          UNDERSTANDING EXPENSES

          SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

          ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services.

          EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

          - $10,000 initial investment
          - 5% total return for each year
          - Fund operating expenses remain the same
          - Assumes reinvestment of all dividends and distributions
          - Assumes Class G shares convert to Class T shares after eight years

  SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                        CLASS T      CLASS G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                    5.75         0.00
------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)      1.00(4)      5.00
------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                            (5)          (5)


(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.
(5) There is a $7.50 charge for wiring sale proceeds to your bank.

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)



                                                        CLASS T          CLASS G
Management fee(6) (%)                                      0.75             0.75
--------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                  0.00             0.95(7)
--------------------------------------------------------------------------------------
Other expenses(10) (%)                                     0.96(8)(9)       0.73
--------------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                1.71(9)          2.43
--------------------------------------------------------------------------------------



(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee for each share class. If this waiver were reflected in the table, the management fee for each share class would be 0.52% and total fund operating expenses for Class T and G shares would be 1.47% and 2.20%, respectively, taking into account the reimbursement of certain other expenses for Class T shares described in footnote 9. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the adviser at any time.

(7) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

(8) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.

(9) The advisor and/or its affiliates have agreed to reimburse 0.01% of other expenses for Class T shares. If this waiver was reflected in the table, other expenses for Class T shares would be 0.95% and total annual fund operating expenses for Class T shares would be 1.47%, taking into account the management fee waiver described in footnote 6. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(10) Other expenses have been restated to reflect current contractual arrangements.

  EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)



CLASS                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class T                                  $  739    $ 1,083    $ 1,450    $  2,478
-------------------------------------------------------------------------------------
Class G did not sell your shares         $  246    $   758    $ 1,296    $  2,588

        sold all your shares at
        the end of the period            $  746    $ 1,158    $ 1,596    $  2,588

  YOUR ACCOUNT

HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


          INVESTMENT MINIMUMS


          Initial Investment                            $ 1,000
          Subsequent Investments                        $    50
          Automatic Investment Plan*                    $    50
          Retirement Plan*                              $    25


* The initial investment minimum of $1,000 is waived on these plans.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD               INSTRUCTIONS
Through your         Your financial advisor can help you establish your account
financial advisor    and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                     your request prior to the close of regular trading on the
                     New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                     time. Your financial advisor may charge you fees for
                     executing the purchase for you.

By check             For existing accounts fill out and return the additional
(existing account)   investment stub included in your account statement, or send a letter of instruction including your Fund name and
                     account number with a check made payable to the Fund to
                     Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA
                     02266-8081.

By exchange          You or your financial advisor may acquire shares of the
                     Fund for your account by exchanging Class T or Class G
                     shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic        You may purchase shares of the Fund by electronically
funds transfer       transferring money from your bank account to your Fund
                     account by calling 1-800-422-3737. An electronic funds
                     transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                     prior to your telephone request. Be sure to complete the
                     appropriate section of the application.

Automatic            You may make monthly or quarterly investments automatically
investment plan      from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds
                     transfer. Be sure to complete the appropriate section of
                     the application for this feature.

Automated dollar     You may purchase shares of the Fund for your account by
cost averaging       exchanging $100 or more each month from another fund for
                     shares of the same class of the Fund at no additional cost.
                     You must have a current balance of at least $5,000 in the
                     fund the money is coming from. The designated amount will
                     be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or
                     change the amount of the exchange (subject to the $100
                     minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this
                     feature.

By dividend          You may automatically invest dividends distributed by
diversification      another fund into the same class of shares of the Fund at
                     no additional sales charge. To invest your dividends in the
                     Fund, call 1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


CLASS T SHARES Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class T shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


  CLASS T SALES CHARGES


                                                                                 % OF OFFERING
                                              AS A % OF                              PRICE
                                              THE PUBLIC           AS A %         RETAINED BY
                                               OFFERING           OF YOUR          FINANCIAL
AMOUNT INVESTED                                 PRICE            INVESTMENT         ADVISOR
Less than $50,000                                5.75               6.10             5.00
--------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                    4.50               4.71             3.75
--------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                   3.50               3.63             2.75
--------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                   2.50               2.56             2.00
--------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                 2.00               2.04             1.75
--------------------------------------------------------------------------------------------------
$1,000,000 or more                               0.00               0.00             0.00


Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

  PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                        COMMISSION %
Less than $3 million                                        1.00
-----------------------------------------------------------------------
$3 million to less than $5 million                          0.80
-----------------------------------------------------------------------
$5 million to less than $25 million                         0.50
-----------------------------------------------------------------------
$25 million or more                                         0.25


The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


          Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class T shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS G SHARES Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.

  CLASS G SALES CHARGES

                                                                 % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                    SHARES ARE SOLD
Through first year                                                     5.00
------------------------------------------------------------------------------------
Through second year                                                    4.00
------------------------------------------------------------------------------------
Through third year                                                     4.00
------------------------------------------------------------------------------------
Through fourth year                                                    4.00
------------------------------------------------------------------------------------
Through fifth year                                                     3.00
------------------------------------------------------------------------------------
Through sixth year                                                     2.00
------------------------------------------------------------------------------------
Through seventh year                                                   1.00
------------------------------------------------------------------------------------
Longer than seven years                                                None

Commission to financial advisors is 4.00%.

Class G shares will automatically convert to Class T shares eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and Class G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD               INSTRUCTIONS
Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading day's price, your
                     financial advisor must receive your request prior to the
                     close of regular trading on the NYSE, usually 4:00 p.m.
                     Eastern time. Your financial advisor may charge you fees
                     for executing a redemption for you.

By exchange          You or your financial advisor may sell shares of the Fund
                     by exchanging from the Fund into the same share class (or
                     Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Liberty Funds
                     Distributor, Inc. at no additional cost. To exchange by
                     telephone, call 1-800-422-3737.

By telephone         You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                     Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day
                     period. You do not need to set up this feature in advance
                     of your call. Certain restrictions apply to retirement
                     accounts. For details, call 1-800-345-6611.

By mail You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution.
                     Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                     1-800-345-6611. Mail your letter of instruction to Liberty
                     Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not
                     available if you hold your shares in certificate form. All dividend and capital gains distributions must be
                     reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic        You may sell shares of the Fund and request that the
funds transfer       proceeds be electronically transferred to your bank.
                     Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                     request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisor. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class G shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

  TYPES OF DISTRIBUTIONS


   Dividends        Represents interest and dividends earned from securities
                    held by the Fund, net of expenses incurred by the Fund.

   Capital gains    Represents net long-term capital gains on sales of
                    securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

          UNDERSTANDING FUND DISTRIBUTIONS


          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


  DISTRIBUTION OPTIONS


   Reinvest all distributions in additional shares of your current fund

   Reinvest all distributions in shares of another fund

   Receive dividends in cash (see options below) and reinvest capital gains

   Receive all distributions in cash (with one of the following options):


      - send the check to your address of record

      - send the check to a third party address
      - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

  MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.52% of average daily net assets of the Fund.


PORTFOLIO MANAGERS

SCOTT L. DAVIS, CFA, a Vice President of Fleet, is the manager for the Fund and has managed the Fund since November 1, 2001. Mr. Davis has been with Fleet since 1985.


SCOTT SCHERMERHORN, a Vice President of Fleet, is the co-manager for the Fund and has co-managed the Fund since May 20, 2002. Mr. Schermerhorn has been associated with Fleet and its affiliates since February 2002. He was previously a portfolio manager for Colonial Management Associates, Inc. from October 1998 to February 2002, and prior thereto he was head of the value team at Federated Investors from May 1996 to October 1998.

  FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information shown is that of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 25, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


  THE FUND




                                                                                                                Period Ended
                                                                                YEAR ENDED OCTOBER 31,          October, 31
                                                           2002           2001           2000        1999         1998(a)
                                                          CLASS T        CLASS T        CLASS T     CLASS T       CLASS T
                                                          -------        -------        -------     -------       -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                  10.02          10.46           9.89        9.62          10.00
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                                   0.01(c)        0.03(c)        0.04        0.04(c)          --(d)
  Net realized and unrealized gain (loss)                   (1.08)(g)      (0.11)          1.75        0.27          (0.38)
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          (1.07)         (0.08)          1.79        0.31          (0.38)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                (0.02)         (0.03)         (0.04)(d)   (0.03)            --
  From net realized capital gains                           (0.39)         (0.33)         (1.18)      (0.01)            --
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders              (0.41)         (0.36)         (1.22)      (0.04)            --
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                         8.54          10.02          10.46        9.89           9.62
==============================================================================================================================
TOTAL RETURN (%)(e)(f)                                     (11.50)         (0.83)         21.09        3.25          (3.75)(i)
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                  1.69           1.50           1.60        1.63           2.41(j)
  Expenses (including reimbursement/waiver)                  1.40           1.24           1.20        1.19           1.40(j)
  Net investment income (including reimbursement/waiver)     0.05           0.25           0.40        0.41           0.06(j)
  Portfolio turnover rate (%)                                  65(h)          81             81          79             30(i)
  Net assets, end of period (000's) ($)                     6,578          8,400          8,505       8,229          4,051


(a) The Fund commenced operations on March 4, 1998.

(b) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the years ended October 31, 2002, 2001, 2000 and 1999 and the period ended October 31, 1998 was $(0.02)(c), $0.00(c), $0.00, $0.00(c) and $0.00,
    respectively.

(c) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(d) Distributions from net investment income per share were less than $0.005.
(e) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(f) Had the advisor not waived a portion of the expenses total return would have been lower.

(g) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments in the Fund.
(h) Portfolio turnover rate excludes securities delivered from processing redemptions in kind.
(i) Not annualized.
(j) Annualized.




                                                                                                                 Period Ended
                                                                                      YEAR ENDED OCTOBER 31,            October 31,
                                                            2002           2001                 2000           1999      1998(a)
                                                          CLASS G        CLASS G              CLASS G        CLASS G     CLASS G
                                                          ------         -------              -------        -------     -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                      9.87          10.37                 9.84           9.61       10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(b)                                    (0.07)(c)      (0.06)(c)(0.04)      (0.02)(c)      (0.02)
  Net realized and unrealized gain (loss)                   (1.05)(g)      (0.11)                1.75           0.26       (0.37)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          (1.12)         (0.17)                1.71           0.24       (0.39)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                   --             --                   --(d)          --          --
  From net realized capital gains                           (0.39)         (0.33)               (1.18)         (0.01)         --
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders              (0.39)         (0.33)               (1.18)         (0.01)         --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                            8.36           9.87                10.37           9.84        9.61
====================================================================================================================================
TOTAL RETURN (%)(e)(f)                                     (12.16)         (1.71)               20.33           2.50       (4.76)(i)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                  2.42           2.26                 2.35           2.40        3.05(j)
  Expenses (including reimbursement/waiver)                  2.17           2.02                 1.95           1.84        2.01(j)
  Net investment income (including reimbursement/waiver)    (0.72)         (0.53)               (0.35)         (0.24)      (0.55)(j)
  Portfolio turnover rate (%)                                  65(h)          81                   81             79          30(i)
  Net assets, end of period (000's) ($)                     2,093          2,286                1,555          1,348         583


(a) The Fund commenced operations on March 4, 1998.


(b) Net loss per shares before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class G Shares for the years ended October 31, 2002, 2001, 2000 and 1999 and the period ended October 31, 1998 were $(0.10)(c), $0.06(c), $(0.08), $(0.08)(c) and $(0.06), respectively.


(c) The selected per share data was calculated using the weighted average shares outstanding method during the period.


(d) Distributions from net investment income are less than $0.005 per share.


(e) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(f) Had the advisor not waived a portion of the expenses, total return would have been lower.


(g) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments in the Fund.

(h) Portfolio turnover rate excludes securities delivered from processing redemptions in kind.

(i) Not annualized.

(j) Annualized.

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.


One Financial Center

Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room

Securities and Exchange Commission

Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978

-  Liberty Strategic Equity Fund

[LIBERTY FUNDS(SM) LOGO]


          A MEMBER OF COLUMBIA MANAGEMENT GROUP

          (C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
          A MEMBER OF COLUMBIA MANAGEMENT GROUP
          ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
          800.426.3750  www.libertyfunds.com


                                                                727-01/863M-0203

  LIBERTY SMALL COMPANY EQUITY FUND


  PROSPECTUS, MARCH 1, 2003


CLASS T AND G SHARES

Advised by Fleet Investment Advisors Inc.

TABLE OF CONTENTS

THE FUND                                                2

Investment Goal                                         2
Principal Investment Strategies                         2
Principal Investment Risks                              2
Performance History                                     3
Your Expenses                                           5

YOUR ACCOUNT                                            7

How to Buy Shares                                       7
Sales Charges                                           8
How to Exchange Shares                                 10
How to Sell Shares                                     10
Fund Policy on Trading of Fund Shares                  11
Distribution and Service Fees                          11
Other Information About Your Account                   12

MANAGING THE FUND                                      15

Investment Advisor                                     15
Portfolio Manager                                      15

FINANCIAL HIGHLIGHTS                                   16


Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Liberty Funds.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                               Not FDIC          May Lose Value
                                               Insured         No Bank Guarantee

  THE FUND

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.


In selecting investments for the Fund, the Fund's investment advisor looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. The advisor consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

          UNDERSTANDING PERFORMANCE

          CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each of the last ten complete calendar years.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

          AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.(2)

          The Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


[CHART]

  CALENDAR YEAR TOTAL RETURNS(1) (CLASS T)


1993         22.75%
1994         -0.06%
1995         38.80%
1996         20.84%
1997         14.17%
1998        -10.94%
1999         38.93%
2000         -5.49%
2001         -0.12%
2002        -33.76%



For period shown in bar chart:


Best quarter: 4th quarter 1999,    +44.08%
Worst quarter: 3rd quarter 1998,   -24.02%


(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Small Company Equity Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.



  AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                  1 YEAR      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Class T (%)
  Return Before Taxes                                             -37.57      -6.12       5.53
  Return After Taxes on Distributions                             -37.57      -6.77       4.41
  Return After Taxes on Distributions and Sale of Fund Shares     -23.07      -4.55       4.60
----------------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                             -37.60      -6.16       5.67
  Return After Taxes on Distributions                             -37.60      -6.85       4.54
  Return After Taxes on Distributions and Sale of Fund Shares     -23.09      -4.56       4.76
----------------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                            -20.48      -1.36       7.15
----------------------------------------------------------------------------------------------------



(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares.


YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          UNDERSTANDING EXPENSES

          SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

          ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other administrative costs including pricing and custody services.

          EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

          -  $10,000 initial investment

          -  5% total return for each year

          -  Fund operating expenses remain the same

          -  Assumes reinvestment of all dividends and distributions

          - Assumes Class G shares convert to Class T shares after eight years

  SHAREHOLDER FEES(2) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                         CLASS T              CLASS G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                   5.75                 0.00
---------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)     1.00(3)              5.00
---------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                           (4)                  (4)
---------------------------------------------------------------------------------------------------------



(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(3) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.
(4) There is a $7.50 charge for wiring sale proceeds to your bank.


  ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                           CLASS T                          CLASS G
Management fee (%)                                          0.75                             0.75
-------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                   0.00                             0.95(6)
-------------------------------------------------------------------------------------------------------
Other expenses(5) (%)                                       0.78(7)(8)                       0.63
-------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                    1.53(8)                          2.33
-------------------------------------------------------------------------------------------------------



(5) Other expenses have been restated to reflect current contractual arrangements.
(6) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.
(7) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.
(8) The Fund's advisor and/or its affiliates have agreed to reimburse 0.05% of other expenses for Class T shares. If this waiver were reflected in the table, expenses would be 0.73% and total annual fund operating expenses would be 1.48%. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.


  EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                         1 YEAR        3 YEARS         5 YEARS         10 YEARS
Class T                                       $ 722         $ 1,031         $ 1,361         $ 2,294
------------------------------------------------------------------------------------------------------
Class G: did not sell your shares             $ 236         $   727         $ 1,245         $ 2,466

         sold all your shares at
         the end of the period                $ 736         $ 1,127         $ 1,545         $ 2,466

  YOUR ACCOUNT

HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


          INVESTMENT MINIMUMS

          Initial Investment                    $ 1,000

          Subsequent Investments                $    50

          Automatic Investment Plan*            $    50

          Retirement Plan*                      $    25

          * The initial investment minimum of $1,000 is waived on these plans.

          The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD               INSTRUCTIONS
Through your         Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor    receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.

By check             For existing accounts fill out and return the additional investment stub included in your account
(existing account)   statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA
                     02266-8081.

By exchange          You or your financial advisor may acquire shares of the Fund for your account by exchanging Class T or Class G shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire              You may purchase shares of the Fund by wiring money from your bank account to your Fund account.
                     To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic        You may purchase shares of the Fund by electronically transferring money from your bank account
funds transfer       to your Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic            You may make monthly or quarterly investments automatically from your bank account to your Fund
investment plan      account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar     You may purchase shares of the Fund for your account by exchanging $100 or more each month from
cost averaging       another fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend          You may automatically invest dividends distributed by another fund into the same class of shares
diversification      of the Fund at no additional sales charge. To invest your dividends in the Fund, call
                     1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


CLASS T SHARES Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class T shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


  CLASS T SALES CHARGES


                                                                          % OF OFFERING
                                        AS A % OF                             PRICE
                                       THE PUBLIC          AS A %          RETAINED BY
                                        OFFERING           OF YOUR          FINANCIAL
AMOUNT OF INVESTED                        PRICE          INVESTMENT          ADVISOR
Less than $50,000                         5.75              6.10              5.00
-----------------------------------------------------------------------------------------
$50,000 to less than $100,000             4.50              4.71              3.75
-----------------------------------------------------------------------------------------
$100,000 to less than $250,000            3.50              3.63              2.75
-----------------------------------------------------------------------------------------
$250,000 to less than $500,000            2.50              2.56              2.00
-----------------------------------------------------------------------------------------
$500,000 to less than $1,000,000          2.00              2.04              1.75
-----------------------------------------------------------------------------------------
$1,000,000 or more                        0.00              0.00              0.00


Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

  PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                                               COMMISSION %
Less than $3 million                                              1.00
--------------------------------------------------------------------------------
$3 million to less than $5 million                                0.80
--------------------------------------------------------------------------------
$5 million to less than $25 million                               0.50
--------------------------------------------------------------------------------
$25 million or more                                               0.25

The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


          Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class T shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS G SHARES Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.

  CLASS G SALES CHARGES

                                                        % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                           SHARES ARE SOLD
Through first year                                            5.00
--------------------------------------------------------------------------------
Through second year                                           4.00
--------------------------------------------------------------------------------
Through third year                                            4.00
--------------------------------------------------------------------------------
Through fourth year                                           4.00
--------------------------------------------------------------------------------
Through fifth year                                            3.00
--------------------------------------------------------------------------------
Through sixth year                                            2.00
--------------------------------------------------------------------------------
Through seventh year                                          1.00
--------------------------------------------------------------------------------
Longer than seven years                                       None

Commission to financial advisors is 4.00%.

Class G shares will automatically convert to Class T shares eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and Class G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

  OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD               INSTRUCTIONS
Through your         You may call your financial advisor to place your sell order. To receive the current trading
financial advisor    day's price, your financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange          You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (or Class A and Class B shares, for Class T and Class G shares, respectively)
                     of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone         You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is
                     $100,000 in a 30-day period. You do not need to set up this feature in advance of your call.
                     Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail              You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.
                     All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611. Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire              You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic        You may automatically sell a specified dollar amount or percentage of your account on a monthly,
withdrawal plan      quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic        You may sell shares of the Fund and request that the proceeds be electronically transferred to
funds transfer       your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The fund into which you would like to exchange also may reject your request.


DISTRIBUTION AND SERVICE FEES


The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisor. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class G shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

  TYPES OF DISTRIBUTIONS


      Dividends          Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

      Capital gains      Represents net long-term capital gains on sales of securities held for more than 12 months and net short- term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

          UNDERSTANDING FUND DISTRIBUTIONS


          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

  DISTRIBUTION OPTIONS


     Reinvest all distributions in additional shares of your current fund

     Reinvest all distributions in shares of another fund
     Receive dividends in cash (see options below) and reinvest capital gains Receive all distributions in cash (with one of the following options):


       - send the check to your address of record

       - send the check to a third party address

       - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

  MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGER


WILLIAM M. GARRISON, Vice President of Fleet, is the manager for the Fund and has managed the Fund since June 2002. Mr. Garrison is also a Senior Vice President of Stein Roe & Farnham Incorporated, an affiliate of Fleet, where he has been employed since 1989 and has managed various investment portfolios since 1998.

  FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information shown is that of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on and before October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


  THE FUND


                                                                                      YEAR ENDED OCTOBER 31,
                                                               2002             2001          2000          1999          1998
                                                              CLASS T          CLASS T       CLASS T       CLASS T       CLASS T
                                                              -------          -------       -------       -------       -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                      14.95            21.75         15.66         13.63         20.94
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss                                           (0.16)(d)        (0.17)        (0.22)        (0.23)        (0.19)
  Net realized and unrealized gain (loss)                       (3.56)           (3.23)         6.31          2.26         (4.86)
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                              (3.72)           (3.40)         6.09          2.03         (5.05)
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                       --            (3.40)           --            --         (2.26)
  From net realized capital gains                                  --               --(c)         --            --            --
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                     --            (3.40)           --            --         (2.26)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                            11.23            14.95         21.75         15.66         13.63
===================================================================================================================================
TOTAL RETURN (%)(b)(e)                                         (24.88)          (17.03)        38.89         14.89        (26.26)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                      1.49             1.42          1.44          1.54          1.47
  Expenses (including reimbursement/waiver)                      1.46             1.42          1.44          1.53          1.46
  Net investment income (including reimbursement/waiver)        (1.14)           (0.91)        (0.99)        (1.41)        (1.13)
  Portfolio turnover rate (%)                                      96               75            91           105            78
  Net assets at end of period (000's) ($)                      57,537           84,332       125,427        87,921        95,831



(a) Net investment loss per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.17)(d), $(0.17), $(0.22), $(0.23) and $(0.19), respectively.

(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(c) Distributions in excess of net realized capital gains per share were less than $0.005.
(d) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

                                                                                   YEAR ENDED OCTOBER 31,
                                                               2002            2001         2000         1999         1998
                                                              CLASS G         CLASS G      CLASS G      CLASS G      CLASS G
                                                              -------         -------      -------      -------      -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                     14.30           21.10        15.31        13.39        20.73
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                                       (0.27)(d)       (0.25)       (0.37)       (0.34)       (0.30)
  Net realized and unrealized gain (loss)                      (3.38)          (3.15)        6.16         2.26        (4.78)
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             (3.65)          (3.40)        5.79         1.92        (5.08)
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                      --           (3.40)          --           --        (2.26)
  From net realized capital gains                                 --              --(c)        --           --           --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                    --           (3.40)          --           --        (2.26)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                           10.65           14.30        21.10        15.31        13.39
===============================================================================================================================
TOTAL RETURN (%)(b)(e)                                        (25.52)         (17.66)       37.82        14.34       (26.72)
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                     2.32            2.25         2.25         2.32         2.16
  Expenses (including reimbursement/waiver)                     2.29            2.25         2.24         2.16         2.11
  Net investment income (including reimbursement/waiver)       (1.97)          (1.74)       (1.79)       (2.04)       (1.78)
  Portfolio turnover rate (%)                                     96              75           91          105           78
  Net assets at end of period (000's) ($)                      9,148          15,190       18,936       12,212       12,565



(a) Net investment loss per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class G shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.27)(d), $(0.25), $(0.38), $(0.37) and $(0.30), respectively.

(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(c) Distributions in excess of net realized capital gains per share were less than $0.005.
(d) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room

Securities and Exchange Commission
Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978


-  Liberty Small Company Equity Fund

[LIBERTY FUNDS(SM) LOGO]


          A MEMBER OF COLUMBIA MANAGEMENT GROUP

          (C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
          A MEMBER OF COLUMBIA MANAGEMENT GROUP
          ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
          800.426.3750 www.libertyfunds.com


                                                                725-01/879M-0203

LIBERTY INTERNATIONAL EQUITY FUND PROSPECTUS, MARCH 1, 2003


CLASS T AND G SHARES

Advised by Fleet Investment Advisors Inc.

TABLE OF CONTENTS

THE FUND                                               2

Investment Goal                                        2
Principal Investment Strategies                        2
Principal Investment Risks                             2
Performance History                                    4
Your Expenses                                          6

YOUR ACCOUNT                                           8

How to Buy Shares                                      8
Sales Charges                                          9
How to Exchange Shares                                11
How to Sell Shares                                    11
Fund Policy on Trading of Fund Shares                 12
Distribution and Service Fees                         12
Other Information About Your Account                  13

MANAGING THE FUND                                     15

Investment Advisor                                    15
Portfolio Managers                                    15

FINANCIAL HIGHLIGHTS                                  16


Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Liberty Funds.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                     Not FDIC   May Lose Value
                                                      Insured  No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, primarily the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.

The Fund may sell a portfolio security if it has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.

At times, the Fund's advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the sub-advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

MARKET TIMERS. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers are short-term investors who buy shares of the Fund with the goal of selling the shares quickly for a profit. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to an increase in the Fund's NAV on the next pricing day. Market timing activity may be disruptive to fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of long-term shareholders. Although the Fund attempts to discourage market timing activities, it may be unable to prevent all market timing.


Investment in EMERGING MARKETS is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

The Fund may invest 25% or more of its assets in the securities of companies located in one country, and thus is subject to COUNTRY RISK. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

The Fund may invest in DERIVATIVES, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There is no guarantee that hedging will always work. Hedging can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

     A DERIVATIVE is an investment whose value is based on or DERIVED from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


     UNDERSTANDING PERFORMANCE

     CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each of the last ten complete calendar years.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.


     AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.(2)

     In 2001, the Fund began comparing itself to the Morgan Stanley Capital International (MSCI) All Country World ex. U.S. Index, an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the United States. Previously, the Fund's returns were compared only to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index), an unmanaged index that tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East. The advisor added the new index because it believes the index offers shareholders a more useful comparison for the Fund's relative performance. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the MSCI All Country World ex. U.S. Index and MSCI EAFE Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

[CHART]

CALENDAR YEAR TOTAL RETURNS (CLASS T)(1)


1993            31.62%
1994            -2.54%
1995            11.04%
1996            10.03%
1997            13.59%
1998            21.24%
1999            41.10%
2000           -20.26%
2001           -27.18%
2002           -20.07%


For period shown in bar chart:


Best quarter: 4th quarter 1999,     +24.36%
Worst quarter: 3rd quarter 2002,    -21.05%



(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy International Equity Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                    1 YEAR    5 YEARS   10 YEARS
Class T (%)
   Return Before Taxes                                              -24.68      -5.63     2.91
   Return After Taxes on Distributions                              -24.88      -6.82     1.83
   Return After Taxes on Distributions and Sale of Fund Shares      -15.16      -4.15     2.38
------------------------------------------------------------------------------------------------
Class G (%)
   Return Before Taxes                                              -24.69      -5.46     3.25
   Return After Taxes on Distributions                              -24.69      -6.51     2.26
   Return After Taxes on Distributions and Sale of Fund Shares      -15.16      -3.92     2.72
------------------------------------------------------------------------------------------------
MSCI EAFE Index (%)                                                 -15.94      -2.89     4.00
------------------------------------------------------------------------------------------------
MSCI All Country World ex. U.S. Index                               -14.67      -2.66     4.17
------------------------------------------------------------------------------------------------



(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charges applicable to Class T and Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (October 31, 1998). Retail A Shares of the Galaxy Fund were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

     UNDERSTANDING EXPENSES

     SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

     ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services.

     EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

     - $10,000 initial investment
     - 5% total return for each year
     - Fund operating expenses remain the same
     - Assumes reinvestment of all dividends and distributions
     - Assumes Class G shares convert to Class T shares after eight years


SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                        CLASS T                    CLASS G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                   5.75                      0.00
----------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)     1.00(4)                   5.00
----------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                           (5)                       (5)
----------------------------------------------------------------------------------------------------------



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.
(5)  There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)



                                                   CLASS T      CLASS G
Management fee(6)(%)                                0.89         0.89
Distribution and service (12b-1) fees(%)            0.00         0.95(7)
Other expenses(8)(%)                                0.96(9)      1.13
Total annual fund operating expenses(6)(10)(%)      1.85         2.97



(6) The Fund's advisor has voluntarily agreed to waive a portion of management fees for each share class. If this waiver were reflected in the table, management fees for each share class would be 0.64% and total annual fund operating expenses for Class T and G shares would be 1.49% and 2.47%, respectively (taking into account the other expense reimbursement discussed in footnote (10)). The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.
(7) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.
(8) Other expenses have been restated to reflect current contractual arrangements.
(9) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.
(10) The Fund's advisor and/or its affiliates have agreed to reimburse 0.11% and 0.25% of other expenses for Class T shares and Class G shares, respectively. If this waiver were reflected in the table, other expenses would be 0.85% and 0.88% for Class T shares and Class G shares, respectively, and total annual fund operating expenses for Class T shares and Class G shares would be 1.49% and 2.47%, respectively (taking into account the management fee waiver described in footnote (6)). The advisor has undertaken to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund after which the arrangement may be modified or terminated by the advisor at any time.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                         1 YEAR      3 YEARS       5 YEARS        10 YEARS
Class T                                       $  751      $ 1,120       $ 1,513        $ 2,609
-----------------------------------------------------------------------------------------------
Class G: did not sell your shares             $  300      $   918       $ 1,562        $ 3,026
         sold all your shares at
         the end of the period                $  800      $ 1,318       $ 1,862        $ 3,026

YOUR ACCOUNT

HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.

     INVESTMENT MINIMUMS


     Initial Investment                 $  1,000
     Subsequent Investments             $     50
     Automatic Investment Plan*         $     50
     Retirement Plan*                   $     25


     * The initial investment minimum of $1,000 is waived on these plans.

     The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD              INSTRUCTIONS
Through your        Your financial advisor can help you establish your account and buy Fund shares on your behalf. To receive the
financial advisor   current trading day's price, your financial advisor must receive your request prior to the close of regular trading the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.

By check            For existing accounts fill out and return the additional investment stub included in your account statement, or
(existing account)  send a letter of instruction including your Fund name and account number with a check made payable to the
                    Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By exchange         You or your financial advisor may acquire shares of the Fund for your account by exchanging Class T or Class
                    G shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire             You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic       You may purchase shares of the Fund by electronically transferring money from your bank account to your
funds transfer      Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic           You may make monthly or quarterly investments automatically from your bank account to your Fund account.
investment plan     You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar    You may purchase shares of the Fund for your account by exchanging $100 or more each month from another
cost averaging      fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third
                    Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend         You may automatically invest dividends distributed by another fund into the same class of shares of the Fund at
diversification     no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


CLASS T SHARES Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class T shares, we will add the amount of your additional investment of the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


CLASS T SALES CHARGES


                                                                               % OF OFFERING
                                             AS A % OF                             PRICE
                                            THE PUBLIC           AS A %          RETAINED BY
                                             OFFERING           OF YOUR           FINANCIAL
AMOUNT INVESTED                               PRICE            INVESTMENT         ADVISOR
Less than $50,000                             5.75                 6.10             5.00

$50,000 to less than $100,000                 4.50                 4.71             3.75

$100,000 to less than $250,000                3.50                 3.63             2.75

$250,000 to less than $500,000                2.50                 2.56             2.00

$500,000 to less than $1,000,000              2.00                 2.04             1.75

$1,000,000 or more                            0.00                 0.00             0.00


Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                               COMMISSION %
Less than $3 million                                              1.00

$3 million to less than $5 million                                0.80

$5 million to less than $25 million                               0.50

$25 million or more                                               0.25


The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

     UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

     Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.


REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class T shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS G SHARES Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.


CLASS G SALES CHARGES

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                            5.00

Through second year                                           4.00

Through third year                                            4.00

Through fourth year                                           4.00

Through fifth year                                            3.00

Through sixth year                                            2.00

Through seventh year                                          1.00

Longer than seven years                                       None

Commission to financial advisors is 4.00%.

Class G shares will automatically convert to Class T shares eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and Class G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD             INSTRUCTIONS
Through your       You may call your financial advisor to place your sell order. To receive the current trading day's price, your financial advisor  financial advisor must receive your request prior to the close of regular trading on the NYSE, usually
                   4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange        You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (or Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone       You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail            You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire            You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic      You may automatically sell a specified dollar amount or percentage of your account on a monthly, quarterly or
withdrawal plan    semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic      You may sell shares of the Fund and request that the proceeds be electronically transferred to your bank.
funds transfer     Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.


DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class G shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS


   Dividends        Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

   Capital gains    Represents net long-term capital gains on sales of securities held for more than 12 months and net short- term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


     UNDERSTANDING FUND DISTRIBUTIONS


     The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

DISTRIBUTION OPTIONS

   Reinvest all distributions in additional shares of your current fund

   Reinvest all distributions in shares of another fund
   Receive dividends in cash (see options below) and reinvest capital gains Receive all distributions in cash (with one of the following options):

     - send the check to your address of record

     - send the check to a third party address
     - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.64% of average daily net assets of the Fund.


PORTFOLIO MANAGERS


CHRISTOPHER LEGALLET, Vice President of Fleet, is a co-manager for the Fund and has co-managed the Fund since August 10, 2002. Mr. Legallet has been associated with Fleet and its affiliate since 1997. From 1992 to 1997, Mr. Legallet was Managing Director and Portfolio Manager of Jupiter Asset Management (Asia Ltd.) in Hong Kong, and from 1988 to 1992, he was Vice President of Asian equities at Solomon Inc.

JAMES M. MCALEAR, Vice President of Fleet, is a co-manager for the Fund and has co-managed the Fund since August 10, 2002. Mr. McAlear has been associated with Fleet and its affiliates since 1992 and specializes in international portfolio management and research. He has over 30 years of investment experience.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information shown is that of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or prior to October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                                                  YEAR ENDED OCTOBER 31,
                                                                    2002         2001      2000       1999       1998
                                                                   CLASS T      CLASS T   CLASS T    CLASS T    CLASS T
                                                                   -------      -------   -------    -------    -------
NET ASSET VALUE --
BEGINNING OF PERIOD($)                                              11.16         19.44     20.86     16.75      15.18
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
  Net investment income(a)                                           0.01(d)       0.03      0.41(d)   0.01(d)    0.07
  Net realized and unrealized gain (loss)                           (1.73)        (5.75)    (0.59)     4.72       1.93
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  (1.72)        (5.72)    (0.18)     4.73       2.00
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                        (0.20)        (0.28)    (0.05)    (0.05)     (0.07)
  From net realized capital gains                                      --         (2.28)    (1.19)    (0.57)     (0.36)
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions (Dividends) Declared to Shareholders          (0.20)        (2.56)    (1.24)    (0.62)     (0.43)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD($)                                                     9.24         11.16     19.44     20.86      16.75
=======================================================================================================================
TOTAL RETURN (%)(b)(c)                                             (15.75)       (33.35)    (1.49)    29.04      13.64
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(%):
  Expenses (excluding reimbursement/waiver)                          1.79          1.64      1.57      1.73       1.73
  Expenses (including reimbursement/waiver)                          1.42          1.34      1.32      1.48       1.48
  Net investment income (loss) (including reimbursement/waiver)      0.10          0.11      1.83      0.03       0.39
  Portfolio turnover rate (%)                                         110            60        50        45         49
  Net assets at end of period (000's)($)                           43,095        65,749   120,351    89,327     66,541



(a) Net investment income (loss) per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.03(d), $(0.05), $0.35(d), $(0.04)(d) and $0.03, respectively.

(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(c) Had the advisor not waived a portion of the expenses, total return would have been lower.
(d) The selected per share data was calculated using the weighted average shares outstanding method during the period.

THE FUND



                                                                              YEAR ENDED OCTOBER 31,
                                                                    2002          2001      2000     1999(E)
                                                                  CLASS G       CLASS G   CLASS G   CLASS G
                                                                  -------       -------   -------   -------
NET ASSET VALUE-- BEGINNING OF PERIOD($)                            11.04         19.28     20.80     16.85
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                                   (0.10)(d)     (0.10)     0.22(d)  (0.09)(d)
  Net realized and unrealized gain (loss)                           (1.70)        (5.72)    (0.55)     4.74
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  (1.80)        (5.82)    (0.33)     4.65
----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS($):
  From net investment income                                        (0.08)        (0.14)       --     (0.13)
  From net realized capital gains                                      --         (2.28)    (1.19)    (0.57)
----------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                      (0.08)        (2.42)    (1.19)    (0.70)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE-- END OF PERIOD($)                                   9.16         11.04     19.28     20.80
================================================================================================================
TOTAL RETURN (%)(b)(c)                                             (16.55)       (33.95)    (2.22)    28.41
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(%):
  Expenses (excluding reimbursement/waiver)                          2.97          2.66      2.64      2.70
  Expenses (including reimbursement/waiver)                          2.46          2.34      2.14      1.96
  Net investment income (loss) (including reimbursement/waiver)     (0.94)        (0.89)     1.02     (0.45)
  Portfolio turnover rate (%)                                         110            60        50        45
  Net assets, end of period (000's)($)                              4,913         6,988     8,297     2,189



(a) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Class G shares for the years ended October 31, 2002, 2001, 2000 and 1999 were $(0.15)(d), $(0.14), $0.11(d) and $(0.25)(d), respectively.

(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(c) Had the advisor not waived a portion of the expenses, total return would have been lower.
(d) The selected per share data was calculated using the weighted average shares outstanding method during the period.

(e)  The Fund began issuing Retail B Shares on November 1, 1998.

NOTES

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                                       18

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                                       19

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room

Securities and Exchange Commission
Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:
Liberty-Stein Roe Funds Investment Trust: 811-4978

-  Liberty International Equity Fund


[LIBERTYFUNDS LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621
800.426.3750 www.libertyfunds.com


                                                                163-01/990M-0203

LIBERTY EQUITY VALUE FUND PROSPECTUS, MARCH 1, 2003


CLASS T AND G SHARES

ADVISED BY FLEET INVESTMENT ADVISORS INC.

TABLE OF CONTENTS

THE FUND                                          2

Investment Goal                                   2
Principal Investment Strategies                   2
Principal Investment Risks                        3
Performance History                               3
Your Expenses                                     5

YOUR ACCOUNT                                      7

How to Buy Shares                                 7
Sales Charges                                     8
How to Exchange Shares                           10
How to Sell Shares                               10
Fund Policy on Trading of Fund Shares            11
Distribution and Service Fees                    11
Other Information About Your Account             12

MANAGING THE FUND                                14

Investment Advisor                               14
Portfolio Managers                               14

FINANCIAL HIGHLIGHTS                             15

Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Liberty Funds.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                    Not FDIC   May Lose Value
                                                    Insured   No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, mainly common stocks that the Fund's investment advisor believes are undervalued. The Fund invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The advisor starts with a universe of out-of-favor, undervalued securities (often called value stocks) that may subsequently increase in value. The advisor then uses a combination of proprietary systematic and fundamental analysis to identify stocks with improving fundamentals and other attractive characteristics that they believe will outperform their peers. The focus of systematic analysis is on bottom-up characteristics such as measures of valuation, quality and momentum. This is then coupled with a top down analysis of market and economic conditions to adjust the emphasis in the portfolio. The fundamental analysis is based on in-depth analysis from our research department that uses a variety of judgmental factors, including discounted cash flow analysis. The advisor uses a disciplined process to review the results and to assess the risks in both the overall portfolio and of the individual positions, versus the likelihood of outperformance. Fund holdings are reviewed frequently and are sold when analysis shows they are overvalued, the fundamentals have changed, or there are more attractive alternatives.


     VALUE STOCKS are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


VALUE STOCKS are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     UNDERSTANDING PERFORMANCE

     CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each of the last ten complete calendar years.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

     AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of each share class and includes the effects of both Fund expenses and current sales charges.(2)


     The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Multi-Cap Value Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Sales charges are not reflected in the Lipper Average.


[CHART]

CALENDAR YEAR TOTAL RETURNS (CLASS T)(1)

1993            14.75%
1994             3.51%
1995            27.78%
1996            21.09%
1997            27.66%
1998            23.75%
1999             6.67%
2000            -3.19%
2001             4.79%
2002           -29.72%

For period shown in bar chart:


Best quarter: 4th quarter 1998,      +27.15%
Worst quarter: 3rd quarter 2002,     -21.36%



(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Equity Value Fund (the Galaxy
     Fund), the predecessor to the Fund, for periods prior to November 25, 2002, the date on which Class T shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                   1 YEAR       5 YEARS      10 YEARS
Class T(%)
  Return Before Taxes                                              -33.77         -2.36          7.60
  Return After Taxes on Distributions                              -33.77         -4.20          4.91
  Return After Taxes on Distributions and Sale of Fund Shares      -20.73         -1.88          5.68
-----------------------------------------------------------------------------------------------------
Class G(%)
  Return Before Taxes                                              -33.76         -2.32          7.75
  Return After Taxes on Distributions                              -33.76         -4.21          5.09
  Return After Taxes on Distributions and Sale of Fund Shares      -20.73         -1.81          5.88
-----------------------------------------------------------------------------------------------------
S&P 500 Index(%)                                                   -22.09         -0.58          9.34
-----------------------------------------------------------------------------------------------------
Lipper Average(%)                                                  -17.91         -1.32          9.69



(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect the sales charge applicable to Class G shares), for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on September 1, 1988. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares.


YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

     UNDERSTANDING EXPENSES

     SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.


     ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other administrative costs including pricing and custody services.


     EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:
     - $10,000 initial investment
     - 5% total return for each year
     - Fund operating expenses remain the same
     - Assumes reinvestment of all dividends and distributions
     - Assumes Class G shares convert to Class T shares after eight years

SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                             CLASS T                     CLASS G
Maximum sales charge (load) on purchases(%)
(as a percentage of the offering price)                                       5.75                        0.00
----------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions(%)
(as a percentage of the lesser of purchase price or redemption price)         1.00(4)                     5.00
----------------------------------------------------------------------------------------------------------------
Redemption fee(%)
(as a percentage of amount redeemed, if applicable)                               (5)                         (5)



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.
(5)  There is a $7.50 charge for wiring sale proceeds to your bank.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                                             CLASS T                     CLASS G
Management fee(%)                                                             0.75                        0.75
----------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees(%)                                      0.00                        0.95(6)
----------------------------------------------------------------------------------------------------------------
Other expenses(8)(%)                                                          0.68(7)                     0.49
----------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(%)                                       1.43                        2.19



(6) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.
(7) The Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.
(8) Other expenses have been restated to reflect current contractual arrangements.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                             1 YEAR           3 YEARS       5 YEARS      10 YEARS
Class T                                           $  712           $ 1,001       $ 1,312      $  2,190
------------------------------------------------------------------------------------------------------
Class G: did not sell your shares                 $  222           $   685       $ 1,175      $  2,331
         sold all your shares
         at the end of the period                 $  722           $ 1,085       $ 1,475      $  2,331

YOUR ACCOUNT

HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.

INVESTMENT MINIMUMS


     Initial Investment                            $  1,000

     Subsequent Investments                        $     50

     Automatic Investment Plan*                    $     50

     Retirement Plan*                              $     25


*    The initial investment minimum of $1,000 is waived on these plans.

The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD               INSTRUCTIONS
Through your         Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor    receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.

By check             For existing accounts fill out and return the additional investment stub included in your account
(existing account)   statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By exchange          You or your financial advisor may acquire shares of the Fund for your account by exchanging Class T or Class G shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire              You may purchase shares of the Fund by wiring money from your bank account to your Fund account.
                     To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic        You may purchase shares of the Fund by electronically transferring money from your bank account
funds transfer       to your Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic            You may make monthly or quarterly investments automatically from your bank account to your Fund
investment plan      account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar     You may purchase shares of the Fund for your account by exchanging $100 or more each month from
cost averaging       another fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend          You may automatically invest dividends distributed by another fund into the same class of shares
diversification      of the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


CLASS T SHARES Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class T shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


CLASS T SALES CHARGES


                                                                                            % OF OFFERING
                                             AS A % OF                                          PRICE
                                            THE PUBLIC                    AS A %             RETAINED BY
                                             OFFERING                    OF YOUR              FINANCIAL
AMOUNT INVESTED                               PRICE                     INVESTMENT             ADVISOR
Less than $50,000                             5.75                         6.10                 5.00

$50,000 to less than $100,000                 4.50                         4.71                 3.75

$100,000 to less than $250,000                3.50                         3.63                 2.75

$250,000 to less than $500,000                2.50                         2.56                 2.00

$500,000 to less than $1,000,000              2.00                         2.04                 1.75

$1,000,000 or more                            0.00                         0.00                 0.00


Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                               COMMISSION %
Less than $3 million                                              1.00

$3 million to less than $5 million                                0.80

$5 million to less than $25 million                               0.50

$25 million or more                                               0.25


The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

     UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

     Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.


REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class T shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.


CLASS G SHARES Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.

CLASS G SALES CHARGES

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                            5.00

Through second year                                           4.00

Through third year                                            4.00

Through fourth year                                           4.00

Through fifth year                                            3.00

Through sixth year                                            2.00

Through seventh year                                          1.00

Longer than seven years                                       0.00

Commission to financial advisors is 4.00%.

Class G shares will automatically convert to Class T shares eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and Class G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD             INSTRUCTIONS
Through your       You may call your financial advisor to place your sell order. To receive the current trading day's price, your financial advisor  financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m.
                   Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange        You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (or Class A and Class B shares, for Class T and Class G shares, respectively) of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone       You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call
                   1-800-345-6611.

By mail            You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                   Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire            You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic      You may automatically sell a specified dollar amount or percentage of your account on a monthly, quarterly or
withdrawal plan    semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic      You may sell shares of the Fund and request that the proceeds be electronically transferred to your bank.
funds transfer     Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class G shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS


Dividends           Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

Capital             gains Represents net long-term capital gains on sales of securities held for more than
                    12 months and net short- term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

     UNDERSTANDING FUND DISTRIBUTIONS


     The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS


  Reinvest all distributions in additional shares of your current fund

  Reinvest all distributions in shares of another fund
  Receive dividends in cash (see options below) and reinvest capital gains Receive all distributions in cash (with one of the following options):

      - send the check to your address of record

      - send the check to a third party address
      - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGERS

ERIC N. REMOLE, a Vice President of Fleet and the Managing Director of the Structured Equity Group, is a co-manager of the Fund and has managed the Fund since November 2002. He has managed structured core equity portfolios since 1984 and long-short market neutral portfolios since 1992. Mr. Remole joined Fleet in 2001 from Credit Suisse Asset Management, where he was the global head of the Structured Products Group. Prior to that he was at Chancellor/LGT Asset Management (now INVESCO New York), where he was a Managing Director and portfolio manager responsible for the firm's quantitative equity strategies. Mr. Remole holds a B.A. in Biology from Dartmouth College and an M.S. in Operations Research from Stanford University.

MICHAEL A. WELHOELTER, CFA, a Vice President of Fleet and a Senior Portfolio Manager in the Structured Equity Group, is a co-manager of the Fund and has managed the Fund since November 2002. He joined Fleet in 2001 from Credit Suisse Asset Management, where he was a portfolio manager for the Long/Short Market Neutral product and the Large Cap Core product in the Structured Products Group. Prior to joining Credit Suisse Asset Management he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management. Mr. Welhoelter holds a B.A. in Computer and Information Science from Colgate University and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information shown is that of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 25, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or prior to October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

THE FUND


                                                                          YEAR ENDED OCTOBER 31,
                                                        2002          2001          2000        1999          1998
                                                       CLASS T       CLASS T       CLASS T     CLASS T       CLASS T
                                                       -------       -------       -------     -------       -------
NET ASSET VALUE --
BEGINNING OF PERIOD($)                                   12.48         17.05         18.28       16.50         18.21
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
    Net investment loss(a)                               (0.05)        (0.02)        (0.02)      (0.03)         0.03
    Net realized and unrealized gain (loss)              (2.50)        (1.66)         1.25        2.42          1.50
--------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     (2.55)        (1.68)         1.23        2.39          1.53
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS($):
    From net investment income                              --            --         (0.01)         --         (0.04)
    In excess of net investment income                      --            --            --(c)       --            --
    From net realized capital gains                      (0.35)        (2.89)        (2.45)      (0.61)        (3.20)
--------------------------------------------------------------------------------------------------------------------
    Total Distributions Declared to Shareholders         (0.35)        (2.89)        (2.46)      (0.61)        (3.24)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --

END OF PERIOD($)                                          9.58         12.48         17.05       18.28         16.50
====================================================================================================================
TOTAL RETURN(%)(b)(d)                                    (21.31)      (10.27)         7.83       14.63          9.88
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(%):
    Expenses (excluding reimbursement/waiver)             1.41          1.40          1.36        1.37          1.37
    Expenses (including reimbursement/waiver)             1.41          1.39          1.36        1.37          1.37
    Net investment income (including reimbursement/
      waiver)                                            (0.38)        (0.17)        (0.10)      (0.16)        0.15
    Portfolio turnover rate(%)                              99           127            72          75            82
    Net assets, end of period (000's)($)               123,085       180,435       226,836     258,332       234,730



(a) Net investment income (loss) per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.05), $(0.02), $(0.02), $(0.03) and $0.03, respectively.

(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(c) Distributions in excess of net investment income per share were less than $0.005.
(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

THE FUND


                                                                     YEAR ENDED OCTOBER 31,
                                                       2002         2001      2000        1999      1998
                                                      CLASS G      CLASS G   CLASS G     CLASS G   CLASS G
                                                      -------      -------   -------     -------   -------
NET ASSET VALUE --
BEGINNING OF PERIOD($)                                 12.10        16.73     18.08       16.44     18.24
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS($):
   Net investment loss(a)                              (0.19)       (0.10)    (0.15)      (0.15)    (0.08)
   Net realized and unrealized gain (loss)             (2.35)       (1.64)     1.25        2.40      1.48
---------------------------------------------------------------------------------------------------------
   Total from Investment Operations                    (2.54)       (1.74)     1.10        2.25      1.40
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS($):
   From net investment income                             --           --        --          --        --
   From net realized capital gains                     (0.35)       (2.89)    (2.45)      (0.61)    (3.20)
---------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders        (0.35)       (2.89)    (2.45)      (0.61)    (3.20)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD($)                                        9.21        12.10     16.73       18.08     16.44
=========================================================================================================
TOTAL RETURN(%)(b)(c)                                 (21.85)      (11.00)     7.12       13.81      9.07
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(%):
   Expenses (excluding reimbursement/waiver)            2.18         2.15      2.12        2.08      2.06
   Expenses (including reimbursement/waiver)            2.18         2.13      2.09        2.08      2.06
   Net investment income (including reimbursement/
       waiver)                                         (1.15)       (0.91)    (0.83)      (0.87)    (0.54)
   Portfolio turnover rate(%)                             99          127        72          75        82
   Net assets, end of period (000's)($)               16,791       25,776    30,555      30,988    23,103



(a) Net investment income (loss) per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class G shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.19), $(0.10), $(0.15), $(0.15) and $(0.08), respectively.

(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(c) Had the advisor not waived a portion of the expenses, total return would have been lower.

NOTES

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                                       17

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                                       18

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                                       19

FOR MORE INFORMATION

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750

www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room

Securities and Exchange Commission
Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:
Liberty-Stein Roe Funds Investment Trust: 811-4978
-   Liberty Equity Value Fund


[LIBERTY FUNDS LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One financial Center, Boston, MA 02111-2621
800.426.3750 www.libertyfunds.com


                                                                731-01/872M-0203

LIBERTY EQUITY GROWTH FUND


PROSPECTUS, MARCH 1, 2003


CLASS T AND G SHARES

Advised by Fleet Investment Advisors Inc.

TABLE OF CONTENTS

THE FUND                                                            2

Investment Goal                                                     2
Principal Investment Strategies                                     2
Principal Investment Risks                                          2
Performance History                                                 4
Your Expenses                                                       5

YOUR ACCOUNT                                                        7

How to Buy Shares                                                   7
Sales Charges                                                       8
How to Exchange Shares                                             10
How to Sell Shares                                                 10
Fund Policy on Trading of Fund Shares                              11
Distribution and Service Fees                                      11
Other Information About Your Account                               12

MANAGING THE FUND                                                  14

Investment Advisor                                                 14
Portfolio Manager                                                  14

FINANCIAL HIGHLIGHTS                                               15


Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Liberty Funds.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                Not FDIC        May Lose Value
                                                Insured       No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.


          GROWTH STOCKS generally offer the potential for strong revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.


The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund may sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.


At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

ISSUER RISK is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer or impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.


CONVERTIBLE SECURITIES are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.


FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          UNDERSTANDING PERFORMANCE

          CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each of the last ten complete calendar years.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.


          AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effect of Fund expenses. The table shows the returns of each share class and includes sales charges.(2)

          The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


CALENDAR YEAR TOTAL RETURNS (CLASS T)(1)


1993           5.37%
1994           0.60%
1995          33.66%
1996          20.46%
1997          30.43%
1998          25.66%
1999          26.03%
2000          -1.60%
2001         -18.96%
2002         -27.12%



For period shown in bar chart:


Best quarter: 4th quarter 1998,   +24.04%
Worst quarter: 3rd quarter 2001,  -17.22%


(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Equity Growth Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                  1 YEAR             5 YEARS          10 YEARS
Class T (%)
  Return Before Taxes                                             -31.30              -2.80             6.81
  Return After Taxes on Distributions                             -31.30              -3.85             5.42
  Return After Taxes on Distributions and Sale of Fund Shares     -19.22              -1.88             5.66
---------------------------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                             -31.31              -2.83             6.85
  Return After Taxes on Distributions                             -31.31              -3.93             5.47
  Return After Taxes on Distributions and Sale of Fund Shares     -19.23              -1.86             5.76
---------------------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                 -22.09              -0.58             9.34
---------------------------------------------------------------------------------------------------------------



(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares were initially offered on December 14, 1990. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares.


YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          UNDERSTANDING EXPENSES

          SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

          ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services.

          EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

          - $10,000 initial investment

          - 5% total return for each year

          - Fund operating expenses remain the same

          - Assumes reinvestment of all dividends and distributions

          - Assumes Class G shares convert to Class T shares after eight years

SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                        CLASS T      CLASS G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                   5.75         0.00
----------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)     1.00(4)      5.00
----------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                           (5)          (5)



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.
(5) There is a $7.50 charge for wiring sale proceeds to your bank.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                                        CLASS T     CLASS G
Management fee(6) (%)                                                     0.75         0.75
----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                 0.00         0.95(7)
----------------------------------------------------------------------------------------------
Other expenses(8) (%)                                                     0.68(9)      0.56
----------------------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                               1.43         2.26



(6) The Fund's advisor has voluntarily agreed to waive a portion of management fees for each share class. If this waiver were reflected in the table, management fees for each share class would be 0.71% and total annual fund operating expenses for Class T and G shares would be 1.39%, and 2.22%, respectively. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.
(7) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.
(8) Other expenses have been restated based on current contractual arrangements.
(9) The Fund may pay shareholder service fees (which are included in other expenses) of up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                         1 YEAR        3 YEARS        5 YEARS        10 YEARS
Class T                                       $ 752         $ 1,123        $ 1,518         $ 2,619
---------------------------------------------------------------------------------------------------
Class G: did not sell your shares             $ 229         $   706        $ 1,210         $ 2,386

         sold all your shares at
         the end of the period                $ 729         $ 1,106        $ 1,510         $ 2,386

YOUR ACCOUNT

HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


          INVESTMENT MINIMUMS



          Initial Investment                $ 1,000

          Subsequent Investments            $    50

          Automatic Investment Plan*        $    50

          Retirement Plan*                  $    25


          * The initial investment minimum of $1,000 is waived on these plans.

          The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                           INSTRUCTIONS
Through your financial advisor   Your financial advisor can help you establish your account and buy Fund shares on your behalf.
                                 To receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m.
                                 Eastern time. Your financial advisor may charge you fees for executing the purchase for you.

By check (existing account)      For existing accounts fill out and return the additional investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston,
                                 MA 02266-8081.

By exchange                      You or your financial advisor may acquire shares of the Fund for your account by exchanging
                                 Class T or Class G shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire                          You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic funds transfer     You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic investment plan        You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar cost averaging  You may purchase shares of the Fund for your account by exchanging $100 or more each month from another fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend diversification      You may automatically invest dividends distributed by another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the Fund, call
                                 1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


CLASS T SHARES Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class T shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


CLASS T SALES CHARGES


                                                                                          % OF OFFERING
                                            AS A % OF                                         PRICE
                                            THE PUBLIC                    AS A %           RETAINED BY
                                             OFFERING                    OF YOUR            FINANCIAL
AMOUNT INVESTED                               PRICE                     INVESTMENT           ADVISOR
Less than $50,000                             5.75                         6.10               5.00
--------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                 4.50                         4.71               3.75
--------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                3.50                         3.63               2.75
--------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                2.50                         2.56               2.00
--------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000              2.00                         2.04               1.75
--------------------------------------------------------------------------------------------------------
$1,000,000 or more                            0.00                         0.00               0.00


Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                               COMMISSION %
Less than $3 million                                              1.00
-----------------------------------------------------------------------------
$3 million to less than $5 million                                0.80
-----------------------------------------------------------------------------
$5 million to less than $25 million                               0.50
-----------------------------------------------------------------------------
$25 million or more                                               0.25


The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


          Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class T shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS G SHARES Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.


CLASS G SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
Through first year                                            5.00
--------------------------------------------------------------------------
Through second year                                           4.00
--------------------------------------------------------------------------
Through third year                                            4.00
--------------------------------------------------------------------------
Through fourth year                                           4.00
--------------------------------------------------------------------------
Through fifth year                                            3.00
--------------------------------------------------------------------------
Through sixth year                                            2.00
--------------------------------------------------------------------------
Through seventh year                                          1.00
--------------------------------------------------------------------------
Longer than seven years                                       0.00

Commission to financial advisors is 4.00%.

Class G shares will automatically convert to Class T shares eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                           INSTRUCTIONS
Through your financial advisor   You may call your financial advisor to place your sell order. To receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange                      You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (or Class A and B shares, for Class T and Class G shares, respectively) of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone                     You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail                          You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.
                                 All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                                 Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA
                                 02266-8081.

By wire                          You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic withdrawal plan    You may automatically sell a specified dollar amount or percentage of your account on a monthly, quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic funds transfer     You may sell shares of the Fund and request that the proceeds be electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.


DISTRIBUTION AND SERVICE FEES


The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisor. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant classes. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class G shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS


    Dividends         Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.
    ---------------------------------------------------------------------------------
    Capital           gains Represents net long-term capital gains on sales of
                      securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends semi-annually and declares and pays any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

          UNDERSTANDING FUND DISTRIBUTIONS


          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS


     Reinvest all distributions in additional shares of your current fund
     ---------------------------------------------------------------------------
     Reinvest all distributions in shares of another fund
     ---------------------------------------------------------------------------
     Receive dividends in cash (see options below) and reinvest capital gains
     ---------------------------------------------------------------------------
     Receive all distributions in cash (with one of the following options):

     - send the check to your address of record
     - send the check to a third party address
     - transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.71% of average daily net assets of the Fund.


PORTFOLIO MANAGER

ROBERT G. ARMKNECHT, CFA, an Executive Vice President of Fleet, is the manager for the Fund and has managed the Fund since it commenced operations in 1990. Mr. Armknecht has been with Fleet and its predecessors since 1988.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information shown is that of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on or after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or before October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                                       YEAR ENDED OCTOBER 31,
                                                   2002         2001          2000          1999          1998
                                                 CLASS T       CLASS T       CLASS T       CLASS T       CLASS T
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                             19.70         32.31         28.99         24.47         25.14
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(b)                   (0.02)(a)     (0.07)        (0.10)(a)     (0.06)         0.01
  Net realized and unrealized gain (loss)           (3.70)        (8.91)         5.14          6.48          3.19
--------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  (3.72)        (8.98)         5.04          6.42          3.20
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                           --            --            --            --         (0.03)
  In excess of net investment income                   --            --            --            --            --(c)
  From net realized capital gains                      --         (3.63)        (1.72)        (1.90)        (3.84)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions (Dividends) Declared to
   Shareholders                                        --         (3.63)        (1.72)        (1.90)        (3.87)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                   15.98         19.70         32.31         28.99         24.47
====================================================================================================================
TOTAL RETURN (%)(d)(e)                             (18.88)       (30.57)        18.18         27.55         14.73
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)          1.41          1.33          1.28          1.34          1.34
  Expenses (including reimbursement/waiver)          1.34          1.31          1.28          1.34          1.34
  Net investment income (loss) (including
   reimbursement/waiver)                            (0.08)        (0.28)        (0.33)        (0.25)         0.02
  Portfolio turnover rate (%)                          43            48            54            53            60
  Net assets at end of period (000's) ($)         239,279       346,214       580,417       443,639       312,951



(a) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(b) Net investment income (loss) per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.03)(a), $(0.08), $(0.10)(a), $(0.06) and $0.01, respectively.

(c) Distributions in excess of net investment income per share were less than $0.005.
(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

THE FUND



                                                                       YEAR ENDED OCTOBER 31,
                                                   2002         2001          2000          1999          1998
                                                 CLASS G       CLASS G       CLASS G       CLASS G       CLASS G
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                             18.79         31.22         28.27         24.07         24.91
--------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(b)                            (0.17)(a)     (0.21)        (0.35)(a)     (0.20)        (0.16)(a)
  Net realized and unrealized gain (loss)           (3.51)        (8.59)         5.02          6.30          3.16
--------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  (3.68)        (8.80)         4.67          6.10          3.00
--------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  In excess of net investment income                   --            --            --            --            --(c)
  From net realized capital gains                      --         (3.63)        (1.72)        (1.90)        (3.84)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders         --         (3.63)        (1.72)        (1.90)        (3.84)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                   15.11         18.79         31.22         28.27         24.07
====================================================================================================================
TOTAL RETURN (%)(d)(e)                             (19.49)       (31.16)        17.29         26.63         13.98
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)          2.25          2.13          2.09          2.08          2.04
  Expenses (including reimbursement/waiver)          2.18          2.11          2.07          2.05          2.04
  Net investment income (loss) (including
   reimbursement/waiver)                            (0.92)        (1.08)        (1.11)        (0.96)        (0.68)
  Portfolio turnover rate (%)                          43            48            54            53            60
  Net assets at end of period (000's) ($)          64,156        92,292       130,347        71,525        34,693



(a) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(b) Net investment loss per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class G shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.18)(a), $(0.21), $(0.35)(a), $(0.21) and $(0.16)(a), respectively.

(c) Distributions in excess of net investment income per share were less than $0.005.
(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750


www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room

Securities and Exchange Commission
Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978


-  Liberty Equity Growth Fund


[LIBERTY FUNDS(SM) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621
800.426.3750 www.libertyfunds.com


                                                                703-01/869M-0203

LIBERTY ASSET ALLOCATION FUND


PROSPECTUS, MARCH 1, 2003


CLASS T AND G SHARES

Advised by Fleet Investment Advisors Inc.

TABLE OF CONTENTS


THE FUND                                                             2

Investment Goal                                                      2
Principal Investment Strategies                                      2
Principal Investment Risks                                           3
Performance History                                                  5
Your Expenses                                                        7

YOUR ACCOUNT                                                         9

How to Buy Shares                                                    9
Sales Charges                                                       10
How to Exchange Shares                                              12
How to Sell Shares                                                  12
Fund Policy on Trading of Fund Shares                               13
Distribution and Service Fees                                       13
Other Information About Your Account                                14

MANAGING THE FUND                                                   16

Investment Advisor                                                  16
Portfolio Managers                                                  16

FINANCIAL HIGHLIGHTS                                                18



Class T and G shares are sold only to investors who received (and who have continuously held) Class T or G shares in connection with the merger of certain Galaxy Funds into various Liberty Funds.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                Not FDIC        May Lose Value
                                                Insured       No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks a high total return by providing both a current level of income that is greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets.

          CURRENT INCOME includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

PRINCIPAL INVESTMENT STRATEGIES


The advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bond; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager will allocate the Fund's assets among the various asset classes. The lead portfolio manager will adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on his assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of Columbia Management Group, Inc., the parent company of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities that are rated below BBB by S&P or Baa by Moody's or are unrated securities judged by the advisor to be of comparable quality (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

The Fund may invest up to 25% of its net assets in foreign securities.


The Fund may invest up to 10% of its net assets in exchange-traded funds, such as iShares(SM). Exchange-traded funds are shares of investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System. iShares, which are traded on the American Stock Exchange (AMEX), are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International indices for various countries and regions.


The Fund may invest up to 10% of its net assets in derivative instruments, such as options, futures and foreign currencies, for the purpose of hedging its portfolio, and may invest up to 10% of its assets in REITs.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


PRINCIPAL INVESTMENT RISKS


The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

VALUE STOCKS are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by MID-CAP COMPANIES may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Because it invests in REITS, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


Because the Fund may invest in debt securities issued by private entities, including corporate bonds, municipal bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. ISSUER RISK is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


LOWER-RATED DEBT SECURITIES, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (i.e., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.

STRUCTURE RISK is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. PREPAYMENT RISK is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. EXTENSION RISK is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.

FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There is no guarantee that HEDGING will always work. Hedging can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.


iSHARES. iShares were initially offered to the public in 1996 and have a limited operating history. Information is lacking regarding the actual performance and trading liquidity of iShares over extended periods or over complete market cycles. In addition, there is no assurance that the requirements of AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event that substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class T shares excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class T and G shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          UNDERSTANDING PERFORMANCE

          CALENDAR YEAR TOTAL RETURNS show the Fund's Class T share performance for each of the last ten complete calendar years.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.


          AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.(2)

          The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund's returns are also compared to the Dow Jones Industrial Average (DJIA). The DJIA is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

CALENDAR YEAR TOTAL RETURNS (CLASS T)(1)

[CHART]


1993             8.08%
1994            -2.47%
1995            30.29%
1996            15.11%
1997            19.76%
1998            17.73%
1999             7.24%
2000             1.81%
2001            -8.31
2002           -15.50%



For period shown in bar chart:



Best quarter: 4th quarter 1998,         +11.74%
Worst quarter: 3rd quarter 2002,         -9.55%



(1) The calendar year total returns shown for Class T shares include the returns of Retail A Shares of the Galaxy Asset Allocation Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the Fund.



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                  1 YEAR   5 YEARS   10 YEARS
Class T (%)
  Return Before Taxes                                             -20.38     -1.26       5.92
  Return After Taxes on Distributions                             -20.98     -2.39       4.51
  Return After Taxes on Distributions and Sale of Fund Shares     -12.50     -1.29       4.40
-----------------------------------------------------------------------------------------------
Class G (%)
  Return Before Taxes                                             -20.20     -1.28       6.03
  Return After Taxes on Distributions                             -20.61     -2.17       4.82
  Return After Taxes on Distributions and Sale of Fund Shares     -12.39     -1.19       4.61
-----------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                 -22.09     -0.58       9.34
-----------------------------------------------------------------------------------------------
DJIA (%)                                                          -15.01      2.82      12.00



(2) The average annual total returns shown include the returns of Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class T and Class G shares were initially offered by the Fund. The returns shown for Class G shares also include the returns of Retail A Shares (adjusted to reflect sales charges applicable to Class G shares) for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Retail A Shares of the Galaxy Fund were initially offered on December 30, 1991. Class G shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class G shares exceed expenses paid by Retail A Shares.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          UNDERSTANDING EXPENSES

          SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

          ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees, shareholder service fees and other administrative costs including pricing and custody services.

          EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

          - $10,000 initial investment

          - 5% total return for each year

          - Fund operating expenses remain the same

          - Assumes reinvestment of all dividends and distributions

          - Assumes Class G shares convert to Class T shares after eight years

SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                           CLASS T   CLASS G
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                       5.75      0.00
------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)         1.00(4)   5.00
------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                               (5)       (5)

(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class T shares bought without an initial sales charge that are sold within 18 months of purchase.
(5) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                                           CLASS T   CLASS G
Management fee(6) (%)                                                         0.75      0.75
------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                     0.00      0.95(7)
------------------------------------------------------------------------------------------------
Other expenses(9) (%)                                                         0.64(8)   0.43
------------------------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                                   1.39      2.13
------------------------------------------------------------------------------------------------



(6) The Fund's advisor has voluntarily agreed to waive a portion of management fees for each share class. If this waiver were reflected in the table, management fees for each share class would be 0.73% and total annual fund operating expenses for Class T and G shares would be 1.37%, and 2.11%, respectively. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(7) The Fund may pay distribution and service (12b-1) fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year.

(8) The Fund may pay shareholder service fees (which are included in other expenses) of up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year.

(9) Other expenses have been adjusted to reflect current contractual arrangements.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
Class T                                             $  708      $    990     $  1,292     $  2,148
-----------------------------------------------------------------------------------------------------
Class G: did not sell your shares                   $  216      $    667     $  1,144     $  2,274

         sold all your shares at the
         end of the period                          $  716      $  1,067     $  1,444     $  2,274

YOUR ACCOUNT

HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


          INVESTMENT MINIMUMS


          Initial Investment                   $ 1,000
          Subsequent Investments               $    50
          Automatic Investment Plan*           $    50
          Retirement Plan*                     $    25


          * The initial investment minimum of $1,000 is waived on these plans.

          The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD              INSTRUCTIONS
Through your        Your financial advisor can help you establish your account and buy Fund shares on your behalf. To receive the
financial advisor   current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.

By check            For existing accounts fill out and return the additional investment stub included in your account statement,
(existing account)  or send a letter of instruction including your Fund name and account number with a check made payable to the
                    Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By exchange         You or your financial advisor may acquire shares of the Fund for your account by exchanging Class T or Class G shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire             You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic       You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund
funds transfer      account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic           You may make monthly or quarterly investments automatically from your bank account to your Fund account. You
investment plan     may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar    You may purchase shares of the Fund for your account by exchanging $100 or more each month from another fund
cost averaging      for shares of the same class of the Fund at no additional cost. You must have a current balance of at least
                    $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling
                    1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend         You may automatically invest dividends distributed by another fund into the same class of shares of the Fund
diversification     at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


CLASS T SHARES Your purchases of Class T shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class T shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class T shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


CLASS T SALES CHARGES


                                                                        % OF OFFERING
                                               AS A % OF                    PRICE
                                               THE PUBLIC    AS A %      RETAINED BY
                                                OFFERING     OF YOUR      FINANCIAL
AMOUNT INVESTED                                  PRICE     INVESTMENT     ADVISOR
Less than $50,000                                 5.75         6.10         5.00
-----------------------------------------------------------------------------------------
$50,000 to less than $100,000                     4.50         4.71         3.75
-----------------------------------------------------------------------------------------
$100,000 to less than $250,000                    3.50         3.63         2.75
-----------------------------------------------------------------------------------------
$250,000 to less than $500,000                    2.50         2.56         2.00
-----------------------------------------------------------------------------------------
$500,000 to less than $1,000,000                  2.00         2.04         1.75
-----------------------------------------------------------------------------------------
$1,000,000 or more                                0.00         0.00         0.00


Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class T share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class T share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                                         COMMISSION %
Less than $3 million                                                        1.00
-----------------------------------------------------------------------------------------
$3 million to less than $5 million                                          0.80
-----------------------------------------------------------------------------------------
$5 million to less than $25 million                                         0.50
-----------------------------------------------------------------------------------------
$25 million or more                                                         0.25


The commission to financial advisors for Class T share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


          Certain investments in Class T and G shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class T shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS G SHARES Your purchases of Class G shares are made at Class G's net asset value. Class G shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class G shares as described in the chart below.


CLASS G SALES CHARGES

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                              5.00
---------------------------------------------------------------------------
Through second year                                             4.00
---------------------------------------------------------------------------
Through third year                                              4.00
---------------------------------------------------------------------------
Through fourth year                                             4.00
---------------------------------------------------------------------------
Through fifth year                                              3.00
---------------------------------------------------------------------------
Through sixth year                                              2.00
---------------------------------------------------------------------------
Through seventh year                                            1.00
---------------------------------------------------------------------------
Longer than seven years                                         0.00

Commission to financial advisors is 4.00%.

Class G shares will automatically convert to Class T shares eight years after purchase.

Please see the Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B Shares of the Galaxy Fund purchased or acquired prior to January 1, 2001.

HOW TO EXCHANGE SHARES

You may exchange your Class T shares for Class A or Class T shares, and may exchange your Class G shares for Class B or Class G shares, of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Class T and Class G shares, once exchanged for Class A or Class B shares, may not be further exchanged for Class T or Class G shares. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD              INSTRUCTIONS
Through your        You may call your financial advisor to place your sell order. To receive the current trading day's price, your
financial advisor   financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00
                    p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange         You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (or Class A and Class B shares, for Class T and Class G shares, respectively), of another fund distributed by Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call
                    1-800-422-3737.

By telephone        You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail             You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                    Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire             You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic       You may automatically sell a specified dollar amount or percentage of your account on a monthly, quarterly or
withdrawal plan     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic       You may sell shares of the Fund and request that the proceeds be electronically transferred to your bank.
funds transfer      Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.


DISTRIBUTION AND SERVICE FEES


The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class G shares and certain services provided to you by your financial advisor. The annual fees for shareholder liaison services and administrative support may equal up to 0.50% for Class G shares. The annual distribution fee may equal up to 0.65% for Class G shares. The Fund does not intend to pay more than a total of 0.95% for Class G shares in distribution and shareholder service fees during the current fiscal year. The Fund has also adopted a plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% for Class T shares. The Fund does not intend to pay more than 0.30% for Class T shares in shareholder service fees during the current fiscal year. The foregoing fees are paid out of the assets of the relevant class. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class G shares automatically convert to Class T shares after a certain number of years, eliminating a portion of these fees upon conversion. Conversion may occur six or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class G shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS


Dividends      Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.


          UNDERSTANDING FUND DISTRIBUTIONS


          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS


     Reinvest all distributions in additional shares of your current fund

     Reinvest all distributions in shares of another fund

     Receive dividends in cash (see options below) and reinvest capital gains

     Receive all distributions in cash (with one of the following options):

          - send the check to your address of record

          - send the check to a third party address

          - transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.73% of average daily net assets of the Fund.


PORTFOLIO MANAGERS


HARVEY HIRSCHHORN, CFA, a Vice President of Fleet, is the lead portfolio manager of the Fund. He is also an Executive Vice President of Stein Roe & Farnham Incorporated (Stein Roe) where he has been employed since 1973 and is Head of Active Asset Allocation and Strategy. Mr Hirschhorn received an M.B.A. degree from the University of Chicago and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

              Large cap growth stocks          Alexander S. Macmillan
              Large cap value stocks           Scott Schermerhorn
              Mid cap growth stocks            Richard J. Johnson
              Mid cap value stocks             Daniel K. Cantor
              Small cap growth stocks          William M. Garrison
              Small cap value stocks           Stephen D. Barbaro
              Real estate investment trusts    David W. Jellison
              Foreign stocks                   James M. McAlear
              Investment grade bonds           Michael T. Kennedy
              Non-investment grade bonds       Jeffrey L. Rippey

ALEXANDER S. MACMILLAN, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He also is a Senior Vice President of Columbia Management Co. (Columbia), an affiliate of Fleet, which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, Vice President of Fleet, manages the portion of the Fund's assets allocated to the large cap value stocks category. He is also a Senior Vice President of Colonial Management Associates, Inc. (Colonial), an affiliate of Fleet, and has managed various other funds at Colonial since October 1998. Prior thereto, he was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

RICHARD J. JOHNSON, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. He is also Chief Investment Officer at Columbia. Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA.

DANIEL K. CANTOR, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the mid cap value stocks category. He is also a Senior Vice President of Colonial and Stein Roe, both affiliates of Fleet. Mr. Cantor joined Stein Roe in 1985 and received an M.B.A. degree from The Wharton School of the University of Pennsylvania.

WILLIAM M. GARRISON, Vice President of Fleet, manages the portion of the Fund's assets allocated to the small cap growth stocks category. He is also a Senior Vice President of Stein Roe, where he has been employed since 1989 and has managed various investment portfolios since 1998. Mr. Garrison received an M.B.A. degree from the University of Chicago.

STEPHEN D. BARBARO, CFA, Senior Vice President of Fleet, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been associated with the advisor and its predecessors since 1976. Mr. Barbaro received an M.B.A. degree from Columbia University.

DAVID W. JELLISON, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the REITs category. He is also a Vice President of Columbia, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

JAMES M. MCALEAR, Vice President of Fleet, manages the portion of the Fund's assets allocated to the foreign stocks category. He has been associated with the advisor and its affiliates since 1992 and specializes in international portfolio management and research. Mr. McAlear received an M.A. degree from Michigan State University and has over 30 years of investment experience.

MICHAEL T. KENNEDY, Vice President of Fleet, manages the portion of the Fund's assets allocated to the investment grade bonds category. He is also a Senior Vice President of Stein Roe, where he has been employed since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, Mr. Kennedy received an M.M. degree from Northwestern University.

JEFFREY L. RIPPEY, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the noninvestment grade bonds category. He is also a Senior Vice President of Columbia, which he joined in 1981. Mr. Rippey received a B.A. degree from Pacific Lutheran University.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information shown for Class T and G shares is that of Retail A Shares and Retail B Shares, respectively of the Galaxy Fund for periods prior to November 18, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or prior to October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                                               YEAR ENDED OCTOBER 31,
                                                            2002          2001          2000          1999          1998
                                                           CLASS T       CLASS T       CLASS T       CLASS T       CLASS T
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                      14.95         18.79         17.74         16.95         16.46
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                    0.25(e)       0.33(d)       0.37(d)       0.37          0.38
  Net realized and unrealized gain (loss)                    (2.09)(e)     (3.08)         1.36          1.21          1.72
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                           (1.84)        (2.75)         1.73          1.58          2.10
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                 (0.24)        (0.35)        (0.37)        (0.36)        (0.40)
  From net realized capital gains                               --         (0.74)        (0.31)        (0.43)        (1.21)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders               (0.24)        (1.09)        (0.68)        (0.79)        (1.61)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                            12.87         14.95         18.79         17.74         16.95
==============================================================================================================================
TOTAL RETURN (%)(b)(c)                                      (12.45)       (15.18)         9.98          9.53         13.85
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                   1.38          1.34          1.29          1.32          1.33
  Expenses (including reimbursement/waiver)                   1.37          1.33          1.29          1.32          1.33
  Net investment income (including reimbursement/waiver)      1.76(e)       2.01          2.01          2.11          2.43
  Portfolio turnover rate (%)                                   40            65            59           135           108
  Net assets, end of period (000's) ($)                    198,154       289,882       371,590       389,077       323,498



(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.24,
    $0.33(d), $0.37(d), $0.37 and $0.38, respectively.

(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(c) Had the advisor not waived a portion of the expenses, total return would have been lower.

(d) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class T shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

THE FUND


                                                                               YEAR ENDED OCTOBER 31,
                                                            2002          2001          2000          1999          1998
                                                           CLASS G       CLASS G       CLASS G       CLASS G       CLASS G
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                      14.92         18.74         17.70         16.92         16.43
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                    0.14(e)       0.22(d)       0.24(d)       0.25          0.29
  Net realized and unrealized gain (loss)                    (2.08)(e)     (3.06)         1.36          1.21          1.71
------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                           (1.94)        (2.84)         1.60          1.46          2.00
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                 (0.14)        (0.24)        (0.25)        (0.25)        (0.30)
  From net realized capital gains                               --         (0.74)        (0.31)        (0.43)        (1.21)
------------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders               (0.14)        (0.98)        (0.56)        (0.68)        (1.51)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                            12.84         14.92         18.74         17.70         16.92
==============================================================================================================================
TOTAL RETURN (%)(b)(c)                                      (13.08)       (15.72)         9.20          8.76         13.14
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                   2.12          2.02          1.99          2.00          1.99
  Expenses (including reimbursement/waiver)                   2.09          2.01          1.99          2.00          1.99
  Net investment income (including
  reimbursement/waiver)                                       1.04(e)       1.33          1.31          1.43          1.77
  Portfolio turnover rate (%)                                   40            65            59           135           108
  Net assets, end of period (000's) ($)                     73,183       106,074       105,980        91,199        57,876



(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class G shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.14,
    $0.22(d), $0.24(d), $0.25 and $0.29, respectively.
(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(c) Had the advisor not waived a portion of the expenses, total return would have been lower.

(d) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(e) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class G shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

FOR MORE INFORMATION

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978


- Liberty Asset Allocation Fund


[LIBERTY FUNDS(SM) LOGO]

A MEMBER OF COLOUMBIA MANAGEMENT GROUP

(C)2003 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.426.3750 www.libertyfunds.com

                                                                704-01/860M-0203

LIBERTY SMALL CAP FUND PROSPECTUS, MARCH 1, 2003


CLASS A, B AND C SHARES

Advised by Fleet Investment Advisors Inc.

TABLE OF CONTENTS

THE FUND                                               2

Investment Goal                                        2

Principal Investment Strategies                        2

Principal Investment Risks                             2

Performance History                                    3

Your Expenses                                          6

YOUR ACCOUNT                                           8

How to Buy Shares                                      8

Sales Charges                                          9

How to Exchange Shares                                12

How to Sell Shares                                    13

Fund Policy on Trading of Fund Shares                 14

Distribution and Service Fees                         14

Other Information About Your Account                  15

MANAGING THE FUND                                     17

Investment Advisor                                    17

Portfolio Manager                                     17

FINANCIAL HIGHLIGHTS                                  18


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                 Not FDIC    May Lose Value
                                                 Insured  ---------------------
                                                            No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests mainly in the common stocks of small companies that the Fund's investment advisor believes are undervalued. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities. In selecting portfolio securities for the Fund, the advisor looks at the underlying strength of companies, their products, their competitive positions and the quality of their management. It also performs research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries. A portfolio security may be sold if the advisor determines that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the issuer.


     VALUE STOCKS are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


VALUE STOCKS are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.


SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and the life of the Fund.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     UNDERSTANDING PERFORMANCE

     CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since the Fund commenced operations.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

     AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and life of the Fund periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.(2)

     The Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of the 2000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Fund's returns are also compared to the Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap 600), an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


[CHART]

CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)


1993
1994     0.32%
1995    31.49%
1996    26.74%
1997    31.23%
1998    -5.38%
1999    10.71%
2000    16.99%
2001    18.43%
2002    -8.65%


                                      For period shown in bar chart:
                                      Best quarter: 2nd quarter 1997,  +18.67%
                                      Worst quarter: 3rd quarter  2002,  -17.80%


(1) The calendar year total returns shown for Class A shares include the returns of Prime A Shares of the Galaxy Small Cap Value Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy Fund for periods prior to the inception of Prime A Shares (October 31, 1998). Class A shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                                                   LIFE OF THE
                                                                                1YEAR    5 YEARS       FUND
Class A (%)
   Return Before Taxes                                                          -13.90     4.56       12.01
   Return After Taxes on Distributions                                          -14.94     2.10        9.22
   Return After Taxes on Distributions and Sale of Fund Shares                   -7.95     2.98        9.11

Class B (%)
   Return Before Taxes                                                          -13.69     4.85       12.31
   Return After Taxes on Distributions                                          -14.81     2.40        9.54
   Return After Taxes on Distributions and Sale of Fund Shares                   -7.77     3.27        9.43

Class C (%)
   Return Before Taxes                                                           -9.61     5.15       12.33
   Return After Taxes on Distributions                                          -10.74     2.72        9.56
   Return After Taxes on Distributions and Sale of Fund Shares                   -5.26     3.51        9.44

Russell 2000 Index (%)                                                          -20.48    -1.36        7.46(3)

S&P SmallCap 600 (%)                                                            -14.63     2.44       10.01(3)



(2) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A and Prime B Shares (October 31, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Retail B Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Retail B Shares (October 31, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares.
(3)  Performance information is from January 31, 1993.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

     UNDERSTANDING EXPENSES

     SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

     ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.


     EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:


     - $10,000 initial investment

     - 5% total return for each year

     - Fund operating expenses remain the same

     - Assumes reinvestment of all dividends and distributions

     - Assumes Class B shares convert to Class A shares after eight years


   SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                        CLASS A           CLASS B        CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                   5.75              0.00           0.00

Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)     1.00(5)           5.00           1.00

Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                         (6)               (6)            (6)


(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(5) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(6)  There is a $7.50 charge for wiring sale proceeds to your bank.

   ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)



                                                         CLASS A    CLASS B     CLASS C
Management fee(7) (%)                                     0.75        0.75        0.75
Distribution and service (12b-1) fees (%)                 0.25(8)     1.00        1.00
Other expenses(9) (%)                                     0.30        0.38        0.38
Total annual fund operating expenses(7) (%)               1.30        2.13        2.13



(7) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. If this waiver were reflected in the table, the management fee would be 0.74% and the total annual fund operating expenses for Class A, B and C shares would be 1.29%, 2.12% and 2.14%, respectively. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.

(8) The Fund may pay distribution and services fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.

(9) Other expenses have been restated to reflect current contractual arrangements.


   EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                        1 YEAR                   3 YEARS       5 YEARS        10 YEARS
Class A                                      $  700                   $   963       $ 1,247        $  2,053

Class B:  did not sell your shares           $  216                   $   667       $ 1,144        $  2,251
          sold all your shares at
          the end of the period              $  716                   $   967       $ 1,344        $  2,251

Class C:  did not sell your shares           $  216                   $   667       $ 1,144        $  2,462
          sold all your shares
          at the end of the period           $  316                   $   667       $ 1,144        $  2,462

YOUR ACCOUNT

HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


          INVESTMENT MINIMUMS


          Initial Investment                                                      $ 1,000
          Subsequent Investments                                                  $    50
          Automatic Investment Plan*                                              $    50
          Retirement Plan*                                                        $    25


          * The initial investment minimum of $1,000 is waived on these plans.

          The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

   OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                   INSTRUCTIONS
Through your             Your financial advisor can help you establish your account and buy Fund shares on your behalf. To receive
financial advisor        the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.

By check                 For new accounts send a completed application and check made payable to the Fund to the transfer agent,
(new account)            Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check                 For existing accounts fill out and return the additional investment stub included in your account
(existing account)       statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By exchange              You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire                  You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic            You may purchase shares of the Fund by electronically transferring money from your bank account to your
funds transfer           Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic                You may make monthly or quarterly investments automatically from your bank account to your Fund account.
investment plan          You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar         You may purchase shares of the Fund for your account by exchanging $100 or more each month from another
cost averaging           fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend              You may automatically invest dividends distributed by another fund into the same class of shares of the
diversification          Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


     CHOOSING A SHARE CLASS

     The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

     The Fund also offers three additional classes of shares -- Class T, G and Z shares exclusively to certain institutional and other investors through separate prospectuses.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

   CLASS A SALES CHARGES



                                                                            % OF OFFERING
                                           AS A % OF                             PRICE
                                          THE PUBLIC          AS A %          RETAINED BY
                                           OFFERING           OF YOUR          FINANCIAL
AMOUNT INVESTED                             PRICE            INVESTMENT         ADVISOR
Less than $50,000                            5.75               6.10              5.00

$50,000 to less than $100,000                4.50               4.71              3.75

$100,000 to less than $250,000               3.50               3.63              2.75

$250,000 to less than $500,000               2.50               2.56              2.00

$500,000 to less than $1,000,000             2.00               2.04              1.75

$1,000,000 or more                           0.00               0.00              0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

   PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                             COMMISSION %
Less than $3 million                                            1.00

$3 million to less than $5 million                              0.80

$5 million to less than $25 million                             0.50

$25 million or more                                             0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

     UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


     Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.


PURCHASES OF LESS THAN $250,000:

   CLASS B SALES CHARGES

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
Through first year                                                 5.00

Through second year                                                4.00

Through third year                                                 3.00

Through fourth year                                                3.00

Through fifth year                                                 2.00

Through sixth year                                                 1.00

Longer than six years                                              0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, RIGHTS OF ACCUMULATION apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


PURCHASES OF $250,000 TO LESS THAN $500,000:

   CLASS B SALES CHARGES

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
Through first year                                                 3.00

Through second year                                                2.00

Through third year                                                 1.00

Longer than three years                                            0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

   CLASS B SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
Through first year                                            3.00

Through second year                                           2.00

Through third year                                            1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

Please see Appendix II of the Statement of Additional Information for the CDSCs and conversion schedule applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund into the Fund.


CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.


   CLASS C SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
Through first year                                            1.00

Longer than one year                                          0.00

HOW TO EXCHANGE SHARES

You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

   OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                   INSTRUCTIONS
Through your             You may call your financial advisor to place your sell order. To receive the current trading day's price,
financial advisor        your financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange              You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Liberty Funds
                         Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone             You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                         You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail                  You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                         1-800-345-6611.

                         Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire                  You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic            You may automatically sell a specified dollar amount or percentage of your account on a monthly,
withdrawal plan          quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at leas
                         $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic            You may sell shares of the Fund and request that the proceeds be electronically transferred to
funds transfer           your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.


DISTRIBUTION AND SERVICE FEES


The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

   TYPES OF DISTRIBUTIONS


Dividends                Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

Capital gains            Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

     UNDERSTANDING FUND DISTRIBUTIONS

     The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

    DISTRIBUTION OPTIONS

     Reinvest all distributions in additional shares of your current fund

     Reinvest all distributions in shares of another fund

     Receive dividends in cash (see options below) and reinvest capital gains

     Receive all distributions in cash (with one of the following options):

          - send the check to your address of record

          - send the check to a third party address

          - transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

   MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.74% of average daily net assets of the Fund.


PORTFOLIO MANAGER

PETER LARSON, Senior Vice President of Fleet, is the manager for the Fund and has managed the Fund, including the predecessor funds, since it commenced operations in 1992. Mr. Larson has been with Fleet and its predecessors since 1963.

  FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information shown for Class A and Class B shares is that of the Prime A Shares and Prime B Shares, respectively, of the Galaxy Fund for periods prior to November 18, 2002. Information is not shown for Class C shares because Class C shares were first offered after October 31, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the four years ended October 31, 2002, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


    THE FUND


                                                                          YEAR ENDED OCTOBER 31,
                                                           2002            2001         2000         1999
                                                          CLASS A         CLASS A      CLASS A     CLASS A(a)
                                                          -------         -------      -------     ----------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                    14.05           14.33        13.04        13.59
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(c)                          (0.03)(b)        0.02(b)      0.05(b)      0.03
  Net realized and unrealized gain (loss)                  (0.07)           1.61         2.64         0.73

  Total from Investment Operations                         (0.10)           1.63         2.69         0.76

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                  --           (0.04)       (0.04)       (0.04)
  From net realized capital gains                          (1.31)          (1.87)       (1.36)       (1.27)

  Total Distributions Declared to Shareholders             (1.31)          (1.91)       (1.40)       (1.31)

NET ASSET VALUE --
END OF PERIOD ($)                                          12.64           14.05        14.33        13.04

TOTAL RETURN (%)(d)(e)                                     (1.73)          12.87        22.26         5.80

RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                 1.30            1.27         1.32         1.40
  Expenses (including reimbursement/waiver)                 1.29            1.23         1.16         1.18
  Net investment income (including reimbursement/waiver)   (0.19)           0.17         0.36         0.26
  Portfolio turnover rate (%)                                 23              46           43           42
  Net assets, end of period (000's) ($)                      210             168          189          175



(a)  The Fund began issuing Class A Shares on November 1, 1998.

(b) The selected per share data was calculated using the weighted average shares outstanding method during the period.

(c) Net investment income (loss) per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class A shares for the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.03)(b), $0.02(b), $0.03(b) and $0.00, respectively.

(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

   THE FUND


                                                                          YEAR ENDED OCTOBER 31,
                                                              2002         2001         2000          1999
                                                             CLASS B      CLASS B      CLASS B     CLASS B(a)
                                                             -------      -------      -------     ----------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                       13.82        14.19        12.98        13.59

INCOME FROM INVESTMENT OPERATIONS ($):
    Net investment loss(c)                                    (0.14)(b)    (0.10)(b)    (0.05)(b)    (0.05)
    Net realized and unrealized gain (loss)                   (0.06)        1.60         2.62         0.71

    Total from Investment Operations                          (0.20)        1.50         2.57         0.66

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
    From net realized capital gains                           (1.31)       (1.87)       (1.36)       (1.27)

    Total Distributions Declared to Shareholders              (1.31)       (1.87)       (1.36)       (1.27)

NET ASSET VALUE --
END OF PERIOD ($)                                             12.31        13.82        14.19        12.98

TOTAL RETURN (%)(d)(e)                                        (2.55)       11.91        21.46         4.96

RATIOS TO AVERAGE NET ASSETS (%):
    Expenses (excluding reimbursement/waiver)                  2.13         2.15         2.46         2.49
    Expenses (including reimbursement/waiver)                  2.12         2.08         1.93         1.93
    Net investment income (including reimbursement/waiver)    (1.02)       (0.68)       (0.41)       (0.49)
    Portfolio turnover rate (%)                                  23           46           43           42
    Net assets, end of period (000's) ($)                       282          198          170          190


(a)  The Fund began issuing Prime B Shares on November 1, 1998.
(b) The selected per share data was calculated using the weighted average shares outstanding method during the period.

(c) Net investment loss per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class B shares for the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.14)(b),
     $(0.11)(b), $(0.13)(b) and $(0.10), respectively.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room

Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:


Liberty-Stein Roe Funds Investment Trust: 811-4978

-    Liberty Small Cap Fund

[LIBERTYFUNDS(SM) LOGO]


        A MEMBER OF COLUMBIA MANAGEMENT GROUP

        (C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
        A MEMBER OF COLUMBIA MANAGEMENT GROUP
        ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
        800.426.3750 www.libertyfunds.com


                                                                702-01/874M-0203

   LIBERTY LARGE CAP CORE FUND PROSPECTUS, MARCH 1, 2003

CLASS A, B AND C SHARES

Advised by Fleet Investment Advisors Inc.

TABLE OF CONTENTS

THE FUND                                               2

Investment Goal                                        2

Principal Investment Strategies                        2

Principal Investment Risks                             2

Performance History                                    3

Your Expenses                                          6

YOUR ACCOUNT                                           8

How to Buy Shares                                      8

Sales Charges                                          9

How to Exchange Shares                                13

How to Sell Shares                                    13

Fund Policy on Trading of Fund Shares                 14

Distribution and Service Fees                         14

Other Information About Your Account                  15

MANAGING THE FUND                                     17

Investment Advisor                                    17

Portfolio Manager                                     17

FINANCIAL HIGHLIGHTS                                  18


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                 Not FDIC    May Lose Value
                                                 Insured  ---------------------
                                                            No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, primarily common stocks, of U.S. companies with large market capitalizations (generally over $2 billion) that the Fund's investment advisor believes offer attractive return potential from stock price appreciation and dividends. The advisor focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company.


     A company's MARKET CAPITALIZATION is the price of a share of its stock, multiplied by the number of shares held by investors.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor believes that holding the security is no longer consistent with the Fund's investment goal. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and the life of the Fund.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     UNDERSTANDING PERFORMANCE

     CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since the Fund commenced operations.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

     AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and life of the Fund periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the sales charges.(2)

     The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

[CHART]

   CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)


    1994      4.83%
    1995     29.34%
    1996     19.85%
    1997     29.19%
    1998     15.86%
    1999      6.98%
    2000      3.86%
    2001     -5.85%
    2002    -24.97%



                                      For period shown in bar chart:
                                      Best quarter: 4th quarter 1998,  +20.82%
                                      Worst quarter: 3rd quarter  2002,  -19.00%

(1) The calendar year total returns shown for Class A shares include the returns of Prime A Shares of the Galaxy Growth and Income Fund (the Galaxy
     Fund), the predecessor to the Fund, for periods prior to December 9, 2002, the date on which Class A shares were initially offered by the Fund. The returns shown for Class A shares also include the returns of Retail A Shares for periods prior to the inception of Prime A Shares of the Galaxy Fund (October 31, 1998). Class A shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

   AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                                                 LIFE OF
                                                                  1 YEAR        5 YEARS          THE FUND
Class A (%)
   Return Before Taxes                                               -29.27         -3.04             7.20
   Return After Taxes on Distributions                               -29.36         -4.13             5.06
   Return After Taxes on Distributions and Sale of Fund Shares       -17.97         -2.29             5.43
Class B (%)
   Return Before Taxes                                               -29.37         -2.84             7.48
   Return After Taxes on Distributions                               -29.37         -3.83             5.40
   Return After Taxes on Distributions and Sale of Fund Shares       -18.04         -2.07             5.74
Class C (%)
   Return Before Taxes                                               -25.84         -2.61             7.30
   Return After Taxes on Distributions                               -25.84         -3.55             5.29
   Return After Taxes on Distributions and Sale of Fund Shares       -15.87         -1.87             5.62
S&P 500 Index (%)                                                    -22.09         -0.58             9.33(3)



(2) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to December 9, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the inception of Prime A and Prime B Shares (October 31, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Retail B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to December 9, 2002, the date on which Class C shares were initially offered. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the inception of Retail B Shares (March 4, 1998). Class C shares generally would have had substantially similar returns to Retail A and Retail B Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares. Retail A Shares were initially offered on February 12, 1993.


(3)  Performance information is from January 31, 1993.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

     UNDERSTANDING EXPENSES

     SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

     ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

     EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

     - $10,000 initial investment

     - 5% total return for each year

     - Fund operating expenses remain the same

     - Assumes reinvestment of all dividends and distributions

     - Assumes Class B shares convert to Class A shares after eight years

   SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                        CLASS A             CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                   5.75                0.00        0.00

Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)     1.00(5)             5.00        1.00

Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                           (6)                 (6)         (6)



(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(5) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(6)  There is a $7.50 charge for wiring sale proceeds to your bank.


   ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                           CLASS A    CLASS B     CLASS C
Management fee(7) (%)                                       0.75        0.75        0.75

Distribution and service (12b-1) fees (%)                   0.25(8)     1.00        1.00

Other expenses(9) (%)                                       0.52        0.29        0.29

Total annual fund operating expenses(7) (%)                 1.52        2.04        2.04



(7) The Fund's advisor has voluntarily agreed to waive a portion of the management fee for each share class. If this waiver were reflected in the table, the management fee for each share class would be 0.73% and total annual fund operating expenses for Class A, B and C shares would be 1.50%, 2.02% and 2.02%, respectively. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which time this arrangement may be modified or terminated by the advisor at any time.


(8) The Fund may pay distribution and service (12b-1) fees of up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for shareholder services and up to 0.10% for distribution services), but will limit such fees to an aggregate fee of not more than 0.25% during the current fiscal year.

(9) Other expenses have been restated to reflect current contractual arrangements.

   EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                         1 YEAR       3 YEARS       5 YEARS        10 YEARS
Class A                                       $  721       $ 1,028       $ 1,356        $ 2,283

Class B: did not sell your shares             $  207       $   640       $ 1,098        $ 2,236
         sold all your shares at
         the end of the period                $  707       $   940       $ 1,298        $ 2,236

Class C: did not sell your shares             $  207       $   640       $ 1,098        $ 2,369
         sold all your shares at
         the end of the period                $  307       $   640       $ 1,098        $ 2,369

   YOUR ACCOUNT

HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


     INVESTMENT MINIMUMS


     Initial Investment           $ 1,000
     Subsequent Investments       $    50
     Automatic Investment Plan*   $    50
     Retirement Plan*             $    25


     * The initial investment minimum of $1,000 is waived on these plans.

     The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

   OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                   INSTRUCTIONS
Through your             Your financial advisor can help you establish your account and buy Fund shares on your behalf. To receive
financial advisor        the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.

By check                 For new accounts send a completed application and check made payable to the Fund to the transfer agent,
(new account)            Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check                 For existing accounts fill out and return the additional investment stub included in your account
(existing account)       statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By exchange              You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire                  You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic            You may purchase shares of the Fund by electronically transferring money from your bank account to your
funds transfer           Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic                You may make monthly or quarterly investments automatically from your bank account to your Fund account
investment plan          You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar         You may purchase shares of the Fund for your account by exchanging $100 or more each month from another
cost averaging           fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third
                         Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend              You may automatically invest dividends distributed by another fund into the same class of shares of the
diversification          Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


     CHOOSING A SHARE CLASS

     The Fund offers three classes of shares in this prospectus -- CLASS A, B AND C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

     The Fund also offers three additional classes of shares -- Class T, G and Z shares exclusively to certain institutional and other investors through separate prospectuses.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

   CLASS A SALES CHARGES



                                                                               % OF OFFERING
                                          AS A % OF                                PRICE
                                          THE PUBLIC          AS A %            RETAINED BY
                                           OFFERING           OF YOUR            FINANCIAL
AMOUNT INVESTED                              PRICE           INVESTMENT           ADVISOR
Less than $50,000                             5.75            6.10                 5.00

$50,000 to less than $100,000                 4.50            4.71                 3.75

$100,000 to less than $250,000                3.50            3.63                 2.75

$250,000 to less than $500,000                2.50            2.56                 2.00

$500,000 to less than $1,000,000              2.00            2.04                 1.75

$1,000,000 or more                            0.00            0.00                 0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


   PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                            COMMISSION %
Less than $3 million                                            1.00

$3 million to less than $5 million                              0.80

$5 million to less than $25 million                             0.50

$25 million or more                                             0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

     UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

     Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.


REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.


PURCHASES OF LESS THAN $250,000

   CLASS B SALES CHARGES

                                                        % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                           SHARES ARE SOLD
Through first year                                            5.00

Through second year                                           4.00

Through third year                                            3.00

Through fourth year                                           3.00

Through fifth year                                            2.00

Through sixth year                                            1.00

Longer than six years                                         0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, RIGHTS OF ACCUMULATION apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


PURCHASES OF $250,000 TO LESS THAN $500,000:

   CLASS B SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
Through first year                                            3.00

Through second year                                           2.00

Through third year                                            1.00

Longer than three years                                       0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

   CLASS B SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
Through first year                                            3.00

Through second year                                           2.00

Through third year                                            1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

Please see the Statement of Additional Information for the CDSCs and conversion schedule applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund into the Fund.


CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.


   CLASS C SALES CHARGES

                                                        % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                           SHARES ARE SOLD
Through first year                                            1.00

Longer than one year                                          0.00

HOW TO EXCHANGE SHARES

You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

   OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD              INSTRUCTIONS
Through your        You may call your financial advisor to place your sell order. To receive the current trading day's price, your
financial advisor   financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00
                    p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange         You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Liberty Funds Distributor,
                    Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone        You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail             You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                    Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire             You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic       You may automatically sell a specified dollar amount or percentage of your account on a monthly, quarterly or
withdrawal plan     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic       You may sell shares of the Fund and request that the proceeds be electronically transferred to your bank.
funds transfer      Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

   TYPES OF DISTRIBUTIONS


   Dividends           Represents interest and dividends earned from securities
                       held by the Fund, net of expenses incurred by the Fund.

   Capital gains       Represents net long-term capital gains on sales of
                       securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

     UNDERSTANDING FUND DISTRIBUTIONS


     The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

  DISTRIBUTION OPTIONS


  Reinvest all distributions in additional shares of your current fund


  Reinvest all distributions in shares of another fund

  Receive dividends in cash (see options below) and reinvest capital gains

  Receive all distributions in cash (with one of the following options):


        - send the check to your address of record


        - send the check to a third party address
        - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

   MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.73% of average daily net assets of the Fund.


PORTFOLIO MANAGER


GREGORY M. MILLER, a Senior Vice President of Fleet, is the manager for the Fund and has managed the Fund since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined Fleet in 1985.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information shown for Class A and Class B shares is that of the Prime A Shares and Prime B Shares, respectively, of the Galaxy Fund for periods prior to December 9, 2002. Information is not shown for Class C shares because Class C shares were first offered after October 31, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the four years ended October 31, 2002, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

THE FUND



                                                                   YEAR ENDED OCTOBER 31,
                                                           2002       2001       2000       1999(f)
                                                          CLASS A    CLASS A    CLASS A    CLASS A
                                                          -------    -------    -------    --------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                     12.74      16.41      16.00       14.88
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                   0.03(b)    0.02       0.04        0.11(b)
  Net realized and unrealized gain (loss)                   (2.23)     (2.38)      1.34        2.03
-----------------------------------------------------------------------------------------------------
  Total from Investment Operations                          (2.20)     (2.36)      1.38        2.14
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                (0.02)     (0.03)     (0.06)      (0.11)
  In excess of net investment income                           --         --(e)      --          --
  From net realized capital gains                           (0.44)     (1.28)     (0.91)      (0.91)
-----------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders              (0.46)     (1.31)     (0.97)      (1.02)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                           10.08      12.74      16.41       16.00
=====================================================================================================
TOTAL RETURN (%)(c)(d)                                     (18.14)    (15.34)      9.27       14.81
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                  1.52       1.22       1.24        1.30
  Expenses (including reimbursement/waiver)                  1.28       1.19       1.14        1.15
  Net investment income (including reimbursement/waiver)     0.25       0.22       0.30        0.66
  Portfolio turnover rate (%)                                  13         19         42          20
  Net assets, end of period (000's) ($)                        15         60        156         150



(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class A shares for the years ended October 31, 2002, 2001, 2000 and 1999 was $0.01(b), $0.02, $0.03 and $0.09(b), respectively.
(b) The selected per share data was calculated using the weighted average shares outstanding method during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the advisor not waived a portion of the expenses, total return would have been lower.
(e)  Distributions in excess of net investment income were less than $0.005.

(f)  The Fund began issuing Class A shares on November 1, 1998.

THE FUND


                                                                   YEAR ENDED OCTOBER 31,
                                                           2002       2001       2000       1999(e)
                                                          CLASS B    CLASS B    CLASS B    CLASS B
                                                          -------    -------    -------    --------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                     12.59      16.32      15.97       14.88
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                                    (0.06)(b)  (0.07)     (0.07)      (0.01)(b)
  Net realized and unrealized gain (loss)                   (2.19)     (2.38)      1.33        2.03
-----------------------------------------------------------------------------------------------------
  Total from Investment Operations                          (2.25)     (2.45)      1.26        2.02
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                   --         --         --       (0.02)
  From net realized capital gains                           (0.44)     (1.28)     (0.91)      (0.91)
-----------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders              (0.44)     (1.28)     (0.91)      (0.93)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                            9.90      12.59      16.32       15.97
=====================================================================================================
TOTAL RETURN (%)(c)(d)                                     (18.75)    (15.95)      8.38       13.98
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                  2.04       2.00       2.07        2.17
  Expenses (including reimbursement/waiver)                  2.02       1.96       1.89        1.90
  Net investment income (including reimbursement/waiver)     (0.49)    (0.55)     (0.45)      (0.09)
  Portfolio turnover rate (%)                                  13         19         42          20
  Net assets, end of period (000's) ($)                        55        109        129         129



(a) Net investment income (loss) per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class B shares for the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.06)(b), $(0.07), $(0.10) and $(0.05)(b), respectively.
(b The selected per share data was calculated using the weighted average shares outstanding method during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the advisor not waived a portion of the expenses, total return would have been lower.
(e)  The Fund began issuing Class B shares on November 1, 1998.

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room

Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978

-  Liberty Large Cap Core Fund


[LIBERTYFUNDS(SM) LOGO]


        A MEMBER OF COLOUMBIA MANAGEMENT GROUP

        (C)2003 LIBERTY FUNDS DISTRIBUTOR INC.
        A MEMBER OF COLUMBIA MANAGEMENT GROUP
        ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
        800.426.3750 www.libertyfunds.com


                                                                701-01/865M-0203

LIBERTY INTERNATIONAL EQUITY FUND

PROSPECTUS, MARCH 1, 2003


CLASS A, B AND C SHARES

Advised by Fleet Investment Advisors Inc.


TABLE OF CONTENTS


THE FUND                                               2

Investment Goal                                        2
Principal Investment Strategies                        2
Principal Investment Risks                             2
Performance History                                    4
Your Expenses                                          7

YOUR ACCOUNT                                           9

How to Buy Shares                                      9
Sales Charges                                         10
How to Exchange Shares                                14
How to Sell Shares                                    14
Fund Policy on Trading of Fund Shares                 15
Distribution and Service Fees                         15
Other Information About Your Account                  16

MANAGING THE FUND                                     18

Investment Advisor                                    18
Portfolio Managers                                    18

FINANCIAL HIGHLIGHTS                                  19



Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                                 Not FDIC       May Lose Value
                                                 Insured      No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, primarily the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.

The Fund may sell a portfolio security if it has achieved its performance objective, if fundamentals change performance expectations, or if alternative investments provide potentially more attractive returns.

At times, the Fund's advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the sub-advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

MARKET TIMERS. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers are short-term investors who buy shares of the Fund with the goal of selling the shares quickly for a profit. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to an increase in the Fund's NAV on the next pricing day. Market timing activity may be disruptive to Fund management, and negatively impact the investment returns of longer-term shareholders, since a market timer's profits are effectively paid directly out of the Fund's assets. Although the Fund attempts to discourage market timing activities, it may be unable to prevent all market timing.

Investment in EMERGING MARKETS is subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.


The Fund may invest 25% or more of its assets in the securities of companies located in one country, and thus is subject to COUNTRY RISK. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There is no guarantee that HEDGING will always work. Hedging can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

          A DERIVATIVE is an investment whose value is based on or DERIVED from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          UNDERSTANDING PERFORMANCE

          CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since the Fund commenced operations.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.


          AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.(2)

          In 2001, the Fund began comparing itself to the Morgan Stanley Capital International (MSCI) All Country World ex. U.S. Index, an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the United States. Previously, the Fund's returns were compared only to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index), an unmanaged index that tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East. The advisor added the new index because it believes the index offers shareholders a more useful comparison for the Fund's relative performance. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the MSCI All Country World ex. U.S. Index and the MSCI EAFE Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

[CHART]

CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)


1993           31.62%
1994           -2.54%
1995           11.04%
1996           10.03%
1997           13.59%
1998           22.25%
1999           41.55%
2000          -20.11%
2001          -27.34%
2002          -19.91%



For period shown in bar chart:



Best quarter: 4th quarter 1999,  +24.43%
Worst quarter: 3rd quarter 2002, -20.99%



(1) The calendar year total returns shown for Class A shares include the returns of Prime A Shares of the Galaxy International Equity Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund. The returns shown for Class A shares also include the returns of Retail A Shares for periods prior to the inception of Prime A Shares of the Galaxy Fund (October 31, 1998). Class A shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.

THE FUND


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)


                                                                  1 YEAR            5 YEARS          10 YEARS
Class A (%)
  Return Before Taxes                                             -24.52             -5.38             3.05
  Return After Taxes on Distributions                             -24.65             -6.62             1.94
  Return After Taxes on Distributions and Sale of Fund Shares     -15.05             -3.97             2.48
----------------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                             -24.17             -5.00             3.42
  Return After Taxes on Distributions                             -24.20             -6.11             2.39
  Return After Taxes on Distributions and Sale of Fund Shares     -14.84             -3.61             2.83
----------------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                             -20.84             -4.85             3.34
  Return After Taxes on Distributions                             -20.87             -5.88             2.34
  Return After Taxes on Distributions and Sale of Fund Shares     -12.80             -3.47             2.79
----------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                   -15.94             -2.89             4.00
----------------------------------------------------------------------------------------------------------------
MSCI All Country World ex. U.S. Index                             -14.67             -2.66             4.17
----------------------------------------------------------------------------------------------------------------



(2) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A and Prime B Shares (October 31, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Retail B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Retail B Shares (October 31, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares.

YOUR EXPENSES


Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          UNDERSTANDING EXPENSES

          SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

          ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

          EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

          - $10,000 initial investment
          - 5% total return for each year
          - Fund operating expenses remain the same
          - Assumes reinvestment of all dividends and distributions
          - Assumes Class B shares convert to Class A shares after eight years

SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                      CLASS A            CLASS B       CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                 5.75               0.00          0.00
----------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)   0.00               5.00          1.00
----------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                         (4)                (4)           (4)



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4)  There is a $7.50 charge for wiring sale proceeds to your bank.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                                      CLASS A            CLASS B       CLASS C
Management fee(5) (%)                                                   0.89               0.89          0.89
----------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                               0.25(6)            1.00          1.00
----------------------------------------------------------------------------------------------------------------
Other expenses(7) (%)                                                   1.05               0.33          0.33
----------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(5) (%)                             2.19               2.22          2.22



(5) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. If this waiver were reflected in the table, the management fee would be 0.64% and the total annual fund operating expenses for Class A, B and C shares would be 1.94%, 1.97% and 1.97%, respectively. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.
(6) The Fund may pay distribution and services fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.
(7) Other expenses have been restated to reflect current contractual arrangements.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                           1 YEAR       3 YEARS      5 YEARS      10 YEARS
Class A                                         $  784       $ 1,221      $ 1,682      $  2,954
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares               $  225       $   694      $ 1,190      $  2,547

         sold all your shares at
         the end of the period                  $  725       $   994      $ 1,390      $  2,547
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares               $  225       $   694      $ 1,190      $  2,554

         sold all your shares at
         the end of the period                  $  325       $   694      $ 1,190      $  2,554

YOUR ACCOUNT

HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


          INVESTMENT MINIMUMS


          Initial Investment                                  $ 1,000

          Subsequent Investments                              $    50

          Automatic Investment Plan*                          $    50

          Retirement Plan*                                    $    25


          * The initial investment minimum of $1,000 is waived on these plans.

          The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD               INSTRUCTIONS
Through your         Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor    receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.

By check             For new accounts send a completed application and check made payable to the Fund to the transfer agent,
(new account)        Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check             For existing accounts fill out and return the additional investment stub included in your account
(existing account)   statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By exchange          You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire              You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic        You may purchase shares of the Fund by electronically transferring money from your bank account to your
funds transfer       Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request.
                     Be sure to complete the appropriate section of the application.

Automatic            You may make monthly or quarterly investments automatically from your bank account to your Fund account.
investment plan      You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar     You may purchase shares of the Fund for your account by exchanging $100 or more each month from another
cost averaging       fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend          You may automatically invest dividends distributed by another fund into the same class of shares of the
diversification      Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


          CHOOSING A SHARE CLASS

          The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more can be made only in Class A or Class C shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

          The Fund also offers three additional classes of shares -- Class T, G and Z shares exclusively to certain institutional and other investors through separate prospectuses.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.


CLASS A SALES CHARGES


                                                                                       % OF OFFERING
                                          AS A % OF                                        PRICE
                                          THE PUBLIC                   AS A %           RETAINED BY
                                           OFFERING                   OF YOUR            FINANCIAL
AMOUNT INVESTED                             PRICE                    INVESTMENT           ADVISOR
Less than $50,000                            5.75                       6.10               5.00
------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                4.50                       4.71               3.75
------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000               3.50                       3.63               2.75
------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000               2.50                       2.56               2.00
------------------------------------------------------------------------------------------------------
$500,000 or more                             2.00                       2.04               1.75

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                              COMMISSION %
Less than $3 million                                              1.00
----------------------------------------------------------------------------
$3 million to less than $5 million                                0.80
----------------------------------------------------------------------------
$5 million to less than $25 million                               0.50
----------------------------------------------------------------------------
$25 million or more                                               0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.


For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.


          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


          Certain investments in Class B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.


PURCHASES OF LESS THAN $250,000:

CLASS B SALES CHARGES

                                                       % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                          SHARES ARE SOLD
------------------------------------------------------------------------
Through first year                                          5.00
------------------------------------------------------------------------
Through second year                                         4.00
------------------------------------------------------------------------
Through third year                                          3.00
------------------------------------------------------------------------
Through fourth year                                         3.00
------------------------------------------------------------------------
Through fifth year                                          2.00
------------------------------------------------------------------------
Through sixth year                                          1.00
------------------------------------------------------------------------
Longer than six years                                       0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, RIGHTS OF ACCUMULATION apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


PURCHASES OF $250,000 TO LESS THAN $500,000:

CLASS B SALES CHARGES

                                                       % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                          SHARES ARE SOLD
Through first year                                          3.00
------------------------------------------------------------------------
Through second year                                         2.00
------------------------------------------------------------------------
Through third year                                          1.00
------------------------------------------------------------------------
Longer than three years                                     0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES

                                                       % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                          SHARES ARE SOLD
Through first year                                          3.00
------------------------------------------------------------------------
Through second year                                         2.00
------------------------------------------------------------------------
Through third year                                          1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

Please see Appendix II of the Statement of Additional Information for the CDSCs and conversion schedule applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund into the Fund.


CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.


CLASS C SALES CHARGES

                                                      % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                         SHARES ARE SOLD
Through first year                                          1.00
------------------------------------------------------------------------
Longer than one year                                        0.00

HOW TO EXCHANGE SHARES


You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

If you acquired Class A shares of the Fund by exchange from another fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.


HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information. YOUR ACCOUNT

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD               INSTRUCTIONS
Through your         You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor    price, your financial advisor must receive your request prior to the close of regular trading on the
                     NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange          You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Liberty Funds
                     Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737. Class A exchange priviledges may be limited.

By telephone         You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a
                     30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail              You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611. Mail your letter of instruction to Liberty Funds Services,
                     Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire              You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic        You may automatically sell a specified dollar amount or percentage of your account on a monthly,
withdrawal plan      quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                     $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic        You may sell shares of the Fund and request that the proceeds be electronically transferred to your
funds transfer       bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. See "How to Exchange Shares" above.

DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS


  Dividends          Represents interest and dividends earned from securities
                     held by the Fund, net of expenses incurred by the Fund.

  Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends annually and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

          UNDERSTANDING FUND DISTRIBUTIONS


          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.


DISTRIBUTION OPTIONS




   Reinvest all distributions in additional shares of your current fund

   Reinvest all distributions in shares of another fund

   Receive dividends in cash (see options below) and reinvest capital gains

   Receive all distributions in cash (with one of the following options):


     - send the check to your address of record

     - send the check to a third party address
     - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.64% of average daily net assets of the Fund.


PORTFOLIO MANAGERS


CHRISTOPHER LEGALLET, Vice President of Fleet, is a co-manager for the Fund and has co-managed the Fund since August 10, 2002. Mr. Legallet has been associated with Fleet and its affiliates since 1997. From 1992 to 1997, Mr. Legallet was Managing Director and Portfolio Manager of Jupiter Asset Management (Asia Ltd.) in Hong Kong, and from 1988 to 1992, he was Vice President of Asian equities at Solomon Inc.

JAMES M. MCALEAR, Vice President of Fleet, is a co-manager for the Fund and has co-managed the Fund since August 10, 2002. Mr. McAlear has been associated with Fleet and its affiliates since 1992 and specializes in international portfolio management and research. He has over 30 years of investment experience.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information shown for Class A and Class B shares is that of the Prime A Shares and Prime B Shares, respectively, of the Galaxy Fund for periods prior to November 18, 2002. Information is not shown for Class C shares because Class C shares were first offered after October 31, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the four years ended October 31, 2002, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                                             YEAR ENDED OCTOBER 31,
                                                              2002           2001        2000          1999(e)
                                                             CLASS A        CLASS A     CLASS A        CLASS A
                                                             -------        -------     -------        -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                       11.19          19.53       20.98          16.85
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                             (0.01)(b)      (0.02)       0.46(b)        0.06(b)
  Net realized and unrealized gain (loss)                     (1.72)         (5.73)      (0.60)          4.79
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            (1.73)         (5.75)      (0.14)          4.85
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                  (0.18)         (0.31)      (0.12)         (0.15)
  From net realized capital gains                                --          (2.28)      (1.19)         (0.57)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                (0.18)         (2.59)      (1.31)         (0.72)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                              9.28          11.19       19.53          20.98
=================================================================================================================
TOTAL RETURN (%)(c)(d)                                       (15.78)        (33.38)      (1.34)         29.73
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding waiver/reimbursement)                    2.19           1.77        1.99           2.03
  Expenses (including waiver/reimbursement)                    1.63           1.44        1.10           1.17
  Net investment income (including waiver/reimbursement)      (0.11)          0.01        2.06           0.34
  Portfolio turnover rate (%)                                   110             60          50             45
  Net assets, end of period (000's) ($)                           8              9          14             12



(a) Net investment income (loss) per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class A shares for the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.07)(b), $0.41, $0.26(b) and $(0.09)(b), respectively.
(b) The selected per share data was calculated using the weighted average shares outstanding method during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

(e)  The Fund began issuing Class A shares on November 1, 1988.

                                                                             YEAR ENDED OCTOBER 31,
                                                              2002           2001        2000          1999(e)
                                                             CLASS A        CLASS A     CLASS A        CLASS A
                                                             -------        -------     -------        -------

NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                       11.11          19.37       20.85          16.85
-----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                             (0.05)(b)      (0.08)       0.29(b)       (0.08)(b)
  Net realized and unrealized gain (loss)                     (1.71)         (5.71)      (0.58)          4.78
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            (1.76)         (5.79)      (0.29)          4.70
-----------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                  (0.13)         (0.19)         --          (0.13)
  From net realized capital gains                                --          (2.28)      (1.19)         (0.57)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                (0.13)         (2.47)      (1.19)         (0.70)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                              9.22          11.11       19.37          20.85
=================================================================================================================
TOTAL RETURN (%)(c)(d)                                       (16.06)        (33.72)      (2.02)         28.74
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding waiver/reimbursement)                    2.22           2.19        2.17           2.27
  Expenses (including waiver/reimbursement)                    1.97           1.91        1.83           1.89
  Net investment income (including waiver/reimbursement)      (0.45)         (0.46)       1.33          (0.38)
  Portfolio turnover rate (%)                                   110             60          50             45
  Net assets, end of period (000's) ($)                          54            280         483            458



(a) Net investment income (loss) per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class B shares for the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.07)(b), $(0.13), $0.22(b) and (0.16)(b), respectively.
(b) The selected per share data was calculated using the weighted average shares outstanding method during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

(e)  The Fund began issuing Class B shares on November 1, 1998.

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.

One Financial Center

Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room

Securities and Exchange Commission

Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978

-  Liberty International Equity Fund



[LIBERTY FUNDS LOGO]


A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) LIBERTY FUNDS DISTRIBUTOR INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.426.3750 www.libertyfunds.com


                                                                163-01/989M-0203

LIBERTY EQUITY VALUE FUND

PROSPECTUS, MARCH 1, 2003



CLASS A, B AND C SHARES

Advised by Fleet Investment Advisors Inc.


TABLE OF CONTENTS


THE FUND                                               2

Investment Goal                                        2
Principal Investment Strategies                        2
Principal Investment Risks                             3
Performance History                                    3
Your Expenses                                          6

YOUR ACCOUNT                                           7

How to Buy Shares                                      7
Sales Charges                                          8
How to Exchange Shares                                11
How to Sell Shares                                    11
Fund Policy on Trading of Fund Shares                 13
Distribution and Service Fees                         13
Other Information About Your Account                  13

MANAGING THE FUND                                     16

Investment Advisor                                    16
Portfolio Managers                                    16

FINANCIAL HIGHLIGHTS                                  17



Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                                 Not FDIC       May Lose Value
                                                 Insured      No Bank Guarantee

THE FUND


INVESTMENT GOAL

The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, mainly common stocks that the Fund's investment advisor believes are undervalued. The Fund invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The advisor starts with a universe of out-of-favor, undervalued securities (often called value stocks) that may subsequently increase in value. The advisor then uses a combination of proprietary systematic and fundamental analysis to identify stocks with improving fundamentals and other attractive characteristics that they believe will outperform their peers. The focus of systematic analysis is on bottom-up characteristics such as measures of valuation, quality and momentum. This is then coupled with a top down analysis of market and economic conditions to adjust the emphasis in the portfolio. The fundamental analysis is based on in-depth analysis from our research department that uses a variety of judgmental factors, including discounted cash flow analysis. The advisor uses a disciplined process to review the results and to assess the risks in both the overall portfolio and of the individual positions, versus the likelihood of outperformance. Fund holdings are reviewed frequently and are sold when analysis shows they are overvalued, the fundamentals have changed, or there are more attractive alternatives.


          VALUE STOCKS are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


VALUE STOCKS are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY


The bar chart shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

          UNDERSTANDING PERFORMANCE

          CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years.(1) They include the effects of Class T expenses, but not the effects of sales charges. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.


          AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class T average performance, for Class A shares, and Class G average performance, for Class B and Class C shares, over the past one-year, five-year and ten-year periods. The table shows the returns of each shares class and includes the effects of both Fund expenses and current sales charges.(2)

          The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices. The Fund's returns are also compared to the average return of the funds included in the Lipper Multi-Cap Value Funds Category (Lipper Average), as calculated by Lipper, Inc. This category is composed of funds with investment goals similar to those of the Fund. Sales charges are not reflected in the Lipper Average.


[CHART]


CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)



1993            14.75%
1994             3.51%
1995            27.78%
1996            21.09%
1997            27.66%
1998            23.75%
1999             6.67%
2000            -3.19%
2001             4.79%
2002           -29.72%


For period shown in bar chart:


Best quarter: 4th quarter 1998,   +27.15%
Worst quarter: 3rd quarter 2002,  -21.36%



(1) The calendar year total returns shown for Class A shares include returns of Retail A Shares of the Galaxy Equity Value Fund (the "Galaxy Fund"), the predecessor to the Fund, for the periods prior to November 25, 2002, the date on which Class A shares were initially offered by the Fund. Class A shares would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                1 YEAR            5 YEARS          10 YEARS
Class A (%)
  Return Before Taxes                                           -33.77             32.36             7.60
  Return After Taxes on Distributions                           -33.77             34.20             4.91
  Return After Taxes on Distributions and Sale of Fund Shares   -20.73             31.88             5.68
-------------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                           -33.76             32.18             7.75
  Return After Taxes on Distributions                           -33.76             34.07             5.09
  Return After Taxes on Distributions and Sale of Fund Shares   -20.73             31.71             5.88
-------------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                           -31.05             31.95             7.74
  Return After Taxes on Distributions                           -31.05             33.81             5.08
  Return After Taxes on Distributions and Sale of Fund Shares   -19.06             31.52             5.87
-------------------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                               -22.09             30.58             9.34
-------------------------------------------------------------------------------------------------------------
Lipper Average (%)                                              -17.91              1.52             9.69



(2) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of Retail A Shares (for Class A shares) and Retail B Shares (for Class B and Class C shares) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class A, B and C shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the performance of Retail A Shares of the Galaxy Fund for periods prior to the inception of Retail B Shares (March 4, 1996). Class B and Class C shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class B and Class C shares exceed expenses paid by Retail A Shares. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares.

YOUR EXPENSES


Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.


          UNDERSTANDING EXPENSES


          SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.


          ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

          EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:


          - $10,000 initial investment
          - 5% total return for each year
          - Fund operating expenses remain the same
          - Assumes reinvestment of all dividends and distributions
          - Assumes Class B shares convert to Class A shares after eight years


SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                      CLASS A          CLASS B       CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                 5.75             0.00          0.00
----------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)   1.00(4)          5.00          1.00
----------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                         (5)              (5)           (5)



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(5)  There is a $7.50 charge for wiring sale proceeds to your bank.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                                       CLASS A          CLASS B      CLASS C
Management fee (%)                                                      0.75             0.75          0.75
----------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                               0.25(6)          1.00          1.00
----------------------------------------------------------------------------------------------------------------
Other expenses(7) (%)                                                   0.38             0.49          0.48
----------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                1.38             2.24          2.23
----------------------------------------------------------------------------------------------------------------



(6) The Fund may pay distribution and service fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.
(7) Other expenses have been restated to reflect current contractual arrangements.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                                     1 YEAR       3 YEARS        5 YEARS      10 YEARS
Class A:                                                  $  707       $   987        $ 1,287      $  2,137
-------------------------------------------------------------------------------------------------------------
Class B: did not sell your shares                         $  227       $   700        $ 1,200      $  2,358
         sold all your shares at the end of the period    $  727       $ 1,000        $ 1,400      $  2,358
-------------------------------------------------------------------------------------------------------------
Class C: did not sell your shares                         $  226       $   697        $ 1,195      $  2,565
         sold all your shares at the end of the period    $  326       $   697        $ 1,195      $  2,565

YOUR ACCOUNT

HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


          INVESTMENT MINIMUMS


          Initial Investment                                   $ 1,000

          Subsequent Investments                               $    50

          Automatic Investment Plan*                           $    50

          Retirement Plan*                                     $    25


          * The initial investment minimum of $1,000 is waived on these plans.

          The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD               INSTRUCTIONS
Through your         Your financial advisor can help you establish your account and buy Fund shares on your behalf. To
financial advisor    receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time.
                     Your financial advisor may charge you fees for executing the purchase for you.

By check             For new accounts send a completed application and check made payable to the Fund to the transfer
(new account)        agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check             For existing accounts fill out and return the additional investment stub included in your account
(existing account)   statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By exchange          You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire              You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic        You may purchase shares of the Fund by electronically transferring money from your bank account to your
funds transfer       Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request.
                     Be sure to complete the appropriate section of the application.

Automatic            You may make monthly or quarterly investments automatically from your bank account to your Fund account.
investment plan      You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar     You may purchase shares of the Fund for your account by exchanging $100 or more each month from another
cost averaging       fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend          You may automatically invest dividends distributed by another fund into the same class of shares
diversification      of the Fund at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


          CHOOSING A SHARE CLASS

          The Fund offers three classes of shares in this prospectus -- CLASS A, B AND C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

          The Fund also offers three additional classes of shares -- Class T, G and Z shares exclusively to certain institutional and other investors through separate prospectuses.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES



                                                                                       % OF OFFERING
                                          AS A % OF                                        PRICE
                                          THE PUBLIC                   AS A %           RETAINED BY
                                           OFFERING                   OF YOUR            FINANCIAL
AMOUNT INVESTED                             PRICE                    INVESTMENT           ADVISOR
Less than $50,000                            5.75                       6.10               5.00
------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                4.50                       4.71               3.75
------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000               3.50                       3.63               2.75
------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000               2.50                       2.56               2.00
------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000             2.00                       2.04               1.75
------------------------------------------------------------------------------------------------------
$1,000,000 or more                           0.00                       0.00               0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                                COMMISSION %
Less than $3 million                                               1.00
----------------------------------------------------------------------------
$3 million to less than $5 million                                 0.80
----------------------------------------------------------------------------
$5 million to less than $25 million                                0.50
----------------------------------------------------------------------------
$25 million or more                                                0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

          Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.


REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000:


CLASS B SALES CHARGES

                                                        % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                           SHARES ARE SOLD
Through first year                                            5.00
----------------------------------------------------------------------------
Through second year                                           4.00
----------------------------------------------------------------------------
Through third year                                            3.00
----------------------------------------------------------------------------
Through fourth year                                           3.00
----------------------------------------------------------------------------
Through fifth year                                            2.00
----------------------------------------------------------------------------
Through sixth year                                            1.00
----------------------------------------------------------------------------
Longer than six years                                         0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, RIGHTS OF ACCUMULATION apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:


CLASS B SALES CHARGES

                                                        % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                           SHARES ARE SOLD
Through first year                                            3.00
----------------------------------------------------------------------------
Through second year                                           2.00
----------------------------------------------------------------------------
Through third year                                            1.00
----------------------------------------------------------------------------
Longer than three years                                       0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.


PURCHASES OF $500,000 TO LESS THAN $1 MILLION:


CLASS B SALES CHARGES

                                                        % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                           SHARES ARE SOLD
Through first year                                            3.00
----------------------------------------------------------------------------
Through second year                                           2.00
----------------------------------------------------------------------------
Through third year                                            1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.

CLASS C SALES CHARGES

                                                        % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                           SHARES ARE SOLD
Through first year                                            1.00
----------------------------------------------------------------------------
Longer than one year                                          0.00

HOW TO EXCHANGE SHARES

You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD               INSTRUCTIONS
Through your         You may call your financial advisor to place your sell order. To receive the current trading day's
financial advisor    price, your financial advisor must receive your request prior to the close of regular trading on the
                     NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange          You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Liberty
                     Funds Distributor, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone         You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period.
                     You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail              You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                     For details, call 1-800-345-6611.

                     Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire              You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic        You may automatically sell a specified dollar amount or percentage of your account on a monthly,
withdrawal plan      quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least
                     $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic        You may sell shares of the Fund and request that the proceeds be electronically transferred to
funds transfer       your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES

The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.


DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:


TYPES OF DISTRIBUTIONS




   Dividends         Represents interest and dividends earned from securities
                     held by the Fund, net of expenses incurred by the Fund.




   Capital gains     Represents net long-term capital gains on sales of
                     securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.


          UNDERSTANDING FUND DISTRIBUTIONS


          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

  DISTRIBUTION OPTIONS


  Reinvest all distributions in additional shares of your current fund


  Reinvest all distributions in shares of another fund

  Receive dividends in cash (see options below) and reinvest capital gains

  Receive all distributions in cash (with one of the following options):


     - send the check to your address of record

     - send the check to a third party address
     - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGERS

ERIC N. REMOLE, a Vice President of Fleet and the Managing Director of the Structured Equity Group, is a co-manager of the Fund and has managed the Fund since November 2002. He has managed structured core equity portfolios since 1984 and long-short market neutral portfolios since 1992. Mr. Remole joined Fleet in 2001 from Credit Suisse Asset Management, where he was the global head of the Structured Products Group. Prior to that he was at Chancellor/LGT Asset Management (now INVESCO New York), where he was a Managing Director and portfolio manager responsible for the firm's quantitative equity strategies. Mr. Remole holds a B.A. in Biology from Dartmouth College and an M.S. in Operations Research from Stanford University.

MICHAEL A. WELHOELTER, CFA, a Vice President of Fleet and a Senior Portfolio Manager in the Structured Equity Group, is a co-manager of the Fund and has managed the Fund since November 2002. He joined Fleet in 2001 from Credit Suisse Asset Management, where he was a portfolio manager for the Long/Short Market Neutral product and the Large Cap Core product in the Structured Products Group. Prior to joining Credit Suisse Asset Management he was a portfolio manager and quantitative research analyst at Chancellor/LGT Asset Management. Mr. Welhoelter holds a B.A. in Computer and Information Science from Colgate University and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Because the Class A, Class B and Class C shares were first offered after October 31, 2002, information is included for the Fund's Class T shares for the Fund's last five fiscal years, which run from November 1 to October 31, unless otherwise indicated. Information shown for Class T shares is that of the Retail A Shares of the Galaxy Fund for periods prior to November 25, 2002. Certain information reflects financial results for a single Class T share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or prior to October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                                                 YEAR ENDED OCTOBER 31,
                                                              2002           2001         2000          1999          1998
                                                             CLASS T       CLASS T       CLASS T       CLASS T       CLASS T
                                                             -------       -------       -------       -------       -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                       12.48         17.05         18.28         16.50         18.21
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(a)                             (0.05)        (0.02)        (0.02)        (0.03)         0.03
  Net realized and unrealized gain (loss)                     (2.50)        (1.66)         1.25          2.42          1.50
-----------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            (2.55)        (1.68)         1.23          2.39          1.53
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                     --            --         (0.01)           --         (0.04)
  In excess of net investment income                             --            --            --(c)         --            --
  From net realized capital gains                             (0.35)        (2.89)        (2.45)        (0.61)        (3.20)
-----------------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                (0.35)        (2.89)        (2.46)        (0.61)        (3.24)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                              9.58         12.48         17.05         18.28         16.50
=============================================================================================================================
TOTAL RETURN (%)(b)(d)                                       (21.31)       (10.27)         7.83         14.63          9.88
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                    1.41          1.40          1.36          1.37          1.37
  Expenses (including reimbursement/waiver)                    1.41          1.39          1.36          1.37          1.37
  Net investment income (including reimbursement/waiver)      (0.38)        (0.17)        (0.10)        (0.16)         0.15
  Portfolio turnover rate (%)                                    99           127            72            75            82
  Net assets, end of period (000's) ($)                     123,085       180,435       226,836       258,332       234,730



(a) Net investment income (loss) per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.05), $(0.02), $(0.02), $(0.03) and $0.03, respectively.

(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(c) Distributions in excess of net investment income per share were less than $0.005.
(d) Had the advisor not waived a portion of expenses, total return would have been lower.

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room

Securities and Exchange Commission
Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978

-  Liberty Equity Value Fund


[LIBERTY FUNDS LOGO]


A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) LIBERTY FUNDS DISTRIBUTOR INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.426.3750 www.libertyfunds.com


                                                                731-01/871M-0203

LIBERTY SMALL CAP FUND

PROSPECTUS, MARCH 1, 2003


CLASS Z SHARES

Advised by Fleet Investment Advisors Inc.


TABLE OF CONTENTS

THE FUND                                        2
-------------------------------------------------

Investment Goal                                 2
Principal Investment Strategies                 2
Principal Investment Risks                      2
Performance History                             3
Your Expenses                                   5

YOUR ACCOUNT                                    7
-------------------------------------------------

How to Buy Shares                               7
Eligible Investors                              7
Sales Charges                                   8
How to Exchange Shares                          9
How to Sell Shares                              9
Fund Policy on Trading of Fund Shares          10
Other Information About Your Account           10

MANAGING THE FUND                              13
-------------------------------------------------

Investment Advisor                             13
Portfolio Manager                              13


FINANCIAL HIGHLIGHTS                           14
-------------------------------------------------


Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                   Not FDIC     May Lose Value
                                                   Insured     No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests mainly in the common stocks of small companies that the Fund's investment advisor believes are undervalued. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities. In selecting portfolio securities for the Fund, the advisor looks at the underlying strength of companies, their products, their competitive positions and the quality of their management. It also performs research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries. A portfolio security may be sold if the advisor determines that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the issuer.


          VALUE STOCKS are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


VALUE STOCKS are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.


SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of broad measures of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

          UNDERSTANDING PERFORMANCE


          CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations.(1) They include the effects of Fund expenses.

          AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods.(2) They include the effects of Fund expenses.

          The Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of the 2000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Fund's returns are also compared to the Standard & Poor's SmallCap 600 Composite Index (S&P SmallCap
          600), an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P SmallCap 600 is heavily weighted with the stocks of companies with small market capitalizations. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


[CHART]

CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)


1993         7.83%
1994         0.53%
1995        31.79%
1996        27.19%
1997        31.67%
1998        -5.22%
1999        10.82%
2000        17.17%
2001        18.90%
2002        -8.23%



For period shown in bar chart:
Best quarter: 3rd quarter 1997,  +18.80%
Worst quarter: 3rd quarter 2002, -17.74%



(1) The calendar year total returns shown for Class Z shares include the returns of Trust Shares of the Galaxy Small Cap Value Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund. The returns for Class Z shares also include the returns of Trust shares of the Small Cap portfolio of The Shawmut Funds (the "Shawmut Fund"), the predecessor to the Galaxy Fund, for periods prior to December 4, 1995.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)


                                                                  1 YEAR    5 YEARS   10 YEARS
Class Z (%)
  Return Before Taxes                                             - 8.23       6.07      12.38
  Return After Taxes on Distributions                             - 9.39       3.51       9.55
  Return After Taxes on Distributions and Sale
  of Fund Shares                                                  - 4.43       4.17       9.41
-----------------------------------------------------------------------------------------------
Russell 2000 Index (%)                                            -20.48      -1.36       7.15
-----------------------------------------------------------------------------------------------
S&P SmallCap 600 (%)                                              -14.63       2.44       9.71
-----------------------------------------------------------------------------------------------



(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, and returns of Trust shares of the Shawmut Fund for periods prior to December 4, 1995.

YOUR EXPENSES


Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          UNDERSTANDING EXPENSES

          ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

          EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

          - $10,000 initial investment
          - 5% total return for each year
          - Fund operating expenses remain the same
          - Assumes reinvestment of all dividends and distributions

SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                     0.00
------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)       0.00
------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                             (5)


(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(5) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee(6) (%)                                                       0.75
---------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                   0.00
---------------------------------------------------------------------------------
Other expenses (%)                                                          0.16
---------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                                 0.91



(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. If this waiver were reflected in the table, the management fee would be 0.74% and total annual fund operating expenses would be 0.90%. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


             1 YEAR      3 YEARS      5 YEARS     10 YEARS
              $ 93        $ 290        $ 504      $ 1,120

YOUR ACCOUNT

HOW TO BUY SHARES


When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD               INSTRUCTIONS
Through your         Your financial advisor can help you establish your
financial advisor    account and buy Fund shares on your behalf. To receive
                     the financial advisor current trading day's price, your
                     must receive your request prior to the close of regular
                     trading on the New York Stock Exchange (NYSE), usually
                     4:00 p.m. Eastern time. Your financial advisor may
                     charge you fees for executing the purchase for you.

By check             For new accounts send a completed application and check
(new account)        made payable to the Fund to the transfer agent, Liberty
                     Funds Services, Inc., P.O. Box 8081, Boston, MA
                     02266-8081.

By check             For existing accounts fill out and return the
(existing account)   additional investment stub included in your account
                     statement, or send a letter of instruction including
                     your Fund name and account number with a check made
                     payable to the Fund to Liberty Funds Services, Inc.,
                     P.O. Box 8081, Boston, MA 02266-8081.

By exchange          You or your financial advisor may acquire shares of the
                     Fund for your account by exchanging shares you own in
                     one fund for shares of the same class or Class A of the
                     Fund at no additional cost. There may be an additional
                     charge if exchanging from a money market fund. To
                     exchange by telephone, call 1-800-338-2550.

By wire You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and the wiring instructions.

By electronic        You may purchase shares of the Fund by electronically
funds transfer       transferring money from your bank account to your Fund
                     account by calling 1-800-338-2550. An electronic funds
                     transfer may take up to two business days to settle and
                     be considered in "good form." You must set up this
                     feature prior to your telephone request. Be sure to
                     complete the appropriate section of the application.

Automatic            You may make monthly or quarterly investments
investment plan      automatically from your bank account to your Fund
                     account. You may select a pre-authorized amount to be
                     sent via electronic funds transfer. Be sure to complete
                     the appropriate section of the application for this
                     feature.

Automated dollar     You may purchase shares of the Fund for your account by
cost averaging       exchanging $100 or more each month from another fund
                     for shares of the same class of the Fund at no
                     additional cost. You must have a current balance of at
                     least $5,000 in the fund the money is coming from. The
                     designated amount will be exchanged on the third
                     Tuesday of each month. Exchanges will continue so long
                     as your fund balance is sufficient to complete the
                     transfers. You may terminate your program or change the
                     amount of the exchange (subject to the $100 minimum) by
                     calling 1-800-338-2550. Be sure to complete the
                     appropriate section of the account application for this
                     feature.

By dividend          You may automatically invest dividends distributed by
diversification      another fund into the same class of shares of the Fund
                     at no additional sales charge. To invest your dividends
                     in the Fund, call 1-800-338-2550.


ELIGIBLE INVESTORS

Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment


- any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (LFD) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging Class Z shares; or
   (iii) who purchased certain no-load shares of funds merged with funds distributed by LFD;

-  any trustee or director (or family member) of any fund distributed by LFD;
   and

- any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment


- clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and

- any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.


No minimum initial investment


- any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third-party broker-dealer;

- investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for Eligible Investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES

Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

          CHOOSING A SHARE CLASS

          The Fund offers one class of shares in this prospectus --
          CLASS Z.


          The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

HOW TO EXCHANGE SHARES


You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.


HOW TO SELL SHARES


You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550.
Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD               INSTRUCTIONS
Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading day's price, your
                     financial advisor must receive your request prior to
                     the close of regular trading on the NYSE, usually 4:00
                     p.m. Eastern time. Your financial advisor may charge
                     you fees for executing a redemption for you.

By exchange          You or your financial advisor may sell shares of the
                     Fund by exchanging from the Fund into Class Z shares or
                     Class A shares of another fund distributed by Liberty
                     Funds Distributor, Inc. at no additional cost. To
                     exchange by telephone, call 1-800-338-2550.

By telephone         You or your financial advisor may sell shares of the
                     Fund by telephone and request that a check be sent to
                     your address of record by calling 1-800-338-2550,
                     unless you have notified the Fund of an address change
                     within the previous 30 days. The dollar limit for
                     telephone sales is $100,000 in a 30-day period. You do
                     not need to set up this feature in advance of your
                     call. Certain restrictions apply to retirement
                     accounts. For details, call 1-800-338-2550.

By mail You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners.
                     For details, call 1-800-338-2550.

                     Mail your letter of instruction to Liberty Funds
                     Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if
                     your account balance is at least $5,000. All dividend
                     and capital gains distributions must be reinvested. Be
                     sure to complete the appropriate section of the account
                     application for this feature.

By electronic        You may sell shares of the Fund and request that the
funds transfer       proceeds be electronically transferred to your bank.
                     Proceeds may take up to two business days to be
                     received by your bank. You must set up this feature
                     prior to your request. Be sure to complete the
                     appropriate section of the account application for this
                     feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS


  Dividends          Represents interest and dividends earned from
                     securities held by the Fund, net of expenses incurred by the Fund.

  Capital gains      Represents net long-term capital gains on sales of
                     securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

          UNDERSTANDING FUND DISTRIBUTIONS


          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS


    Reinvest all distributions in additional shares of your current fund

    Reinvest all distributions in shares of another fund
    Receive dividends in cash (see options below) and reinvest capital gains Receive all distributions in cash (with one of the following options):

      - send the check to your address of record

      - send the check to a third party address
      - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.74% of average daily net assets of the Fund.


PORTFOLIO MANAGER

PETER LARSON, Senior Vice President of Fleet, is the manager for the Fund and has managed the Fund, including the predecessor funds, since it commenced operations in 1992. Mr. Larson has been with Fleet and its predecessors since 1963.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information shown for Class Z shares is that of the Trust Shares of the Galaxy Fund for periods prior to November 18, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or prior to October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                                               YEAR ENDED OCTOBER 31,
                                                               2002        2001         2000         1999        1998
                                                             CLASS Z     CLASS Z      CLASS Z      CLASS Z     CLASS Z
                                                             -------     -------      -------      -------     -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                                        14.11       14.38        13.07        13.61       18.37
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                                      0.03(b)     0.07(b)      0.08(b)      0.05        0.11
  Net realized and unrealized gain (loss)                      (0.07)       1.60         2.65         0.74       (2.06)
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             (0.04)       1.67         2.73         0.79       (1.95)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                                   (0.01)      (0.07)       (0.06)       (0.06)      (0.13)
  From net realized capital gains                              (1.31)      (1.87)       (1.36)       (1.27)      (2.68)
----------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                 (1.32)      (1.94)       (1.42)       (1.33)      (2.81)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                              12.75       14.11        14.38        13.07       13.61
======================================================================================================================
TOTAL RETURN (%)(c)(d)                                         (1.26)      13.20        22.62         6.02      (12.07)
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                     0.91        0.92         0.94         0.97        0.96
  Expenses (including reimbursement/waiver)                     0.90        0.92         0.94         0.97        0.96
  Net investment income (including reimbursement/waiver)        0.20        0.48         0.58         0.47        0.73
  Portfolio turnover rate (%)                                     23          46           43           42          33
  Net assets, end of period (000's) ($)                      485,197     425,687      332,703      255,268     202,385



(a) Net investment income (loss) per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.03(b), $(0.11)(b), $0.08(b), $0.05 and $0.11, respectively.
(b) The selected per share data was calculated using the weighted average shares outstanding method during the period.

(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.

One Financial Center

Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room

Securities and Exchange Commission

Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978


-  Liberty Small Cap Fund




[LIBERTY FUNDS LOGO]


A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.426.3750 www.libertyfunds.com


                                                                701-01/874M-0203

LIBERTY LARGE CAP CORE FUND

PROSPECTUS, MARCH 1, 2003


CLASS Z SHARES

Advised by Fleet Investment Advisors Inc.


TABLE OF CONTENTS

THE FUND                                               2
--------------------------------------------------------

Investment Goal                                        2
Principal Investment Strategies                        2
Principal Investment Risks                             2
Performance History                                    3
Your Expenses                                          5

YOUR ACCOUNT                                           6
--------------------------------------------------------

How to Buy Shares                                      6
Eligible Investors                                     6
Sales Charges                                          7
How to Exchange Shares                                 8
How to Sell Shares                                     8
Fund Policy on Trading of Fund Shares                  9
Other Information About Your Account                   9

MANAGING THE FUND                                     12
--------------------------------------------------------

Investment Advisor                                    12
Portfolio Manager                                     12

FINANCIAL HIGHLIGHTS                                  13
--------------------------------------------------------


Only eligible investors may purchase Class Z shares. See "Your Account - Eligible Investors" for more information.


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                    Not FDIC     May Lose Value
                                                    Insured    No Bank Guarantee

THE FUND

INVESTMENT GOAL

The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, primarily common stocks, of U.S. companies with large market capitalizations (generally over $2 billion) that the Fund's investment advisor believes offer attractive return potential from stock price appreciation and dividends. The advisor focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company.


          A company's MARKET CAPITALIZATION is the price of a share of its stock, multiplied by the number of shares held by investors.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor believes that holding the security is no longer consistent with the Fund's investment goal. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class Z shares.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


          UNDERSTANDING PERFORMANCE


          CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each complete calendar year since the Fund commenced operations.(1) They include the effects of Fund expenses.

          AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods.(2) They include the effects of Fund expenses.

          The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

[CHART]

CALENDAR YEAR TOTAL RETURNS (CLASS Z)(1)


     1993          9.56%
     1994          5.12%
     1995         29.67%
     1996         20.20%
     1997         29.66%
     1998         15.96%
     1999          7.09%
     2000          3.95%
     2001         -5.56%
     2002        -24.86%



For period shown in bar chart:
Best quarter: 4th quarter 1998,  +20.76%
Worst quarter: 3rd quarter 2002, -18.91%



(1) The calendar year total returns shown include returns of Trust Shares of the Galaxy Growth and Income Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to December 9, 2002, the date on which Class Z shares were initially offered by the Fund, and returns of Trust Shares of a separate portfolio of the Shawmut Funds (the "Shawmut Funds"), the predecessor to the Galaxy Fund, for periods prior to December 4, 1995.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                  1 YEAR    5 YEARS   10 YEARS
Class Z (%)
   Return Before Taxes                                            -24.86     -1.74      7.86
   Return After Taxes on Distributions                            -25.04     -2.90      5.66
   Return After Taxes on Distributions and Sale of Fund Shares    -15.25     -1.30      5.97
------------------------------------------------------------------------------------------------
   S&P 500 Index (%)                                              -22.09     -0.58      9.34
------------------------------------------------------------------------------------------------



(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to December 9, 2002, the date on which Class Z shares were initially offered by the Fund, and returns of Trust Shares of the Shawmut Fund (whose shares were initially offered on December 14, 1992), for periods prior to December 14, 1995.

YOUR EXPENSES


Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          UNDERSTANDING EXPENSES

          ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

          EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

          - $10,000 initial investment
          - 5% total return for each year
          - Fund operating expenses remain the same
          - Assumes reinvestment of all dividends and distributions

SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)


Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                     0.00
---------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)       0.00
---------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                          (5)



(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(5) There is a $7.50 charge for wiring sale proceeds to your bank.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


Management fee(6) (%)                                                       0.75
---------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                   0.00
---------------------------------------------------------------------------------
Other expenses(7) (%)                                                       0.25
---------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                                 1.00



(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. If this waiver were reflected in the table, the management fee would be 0.73% and total annual fund operating expenses would be 0.98%. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.
(7) Other expenses have been restated to reflect current contractual arrangements.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


       1 YEAR        3 YEARS      5 YEARS      10 YEARS
       $  102         $ 318        $ 552        $ 1,225

YOUR ACCOUNT

HOW TO BUY SHARES


When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD               INSTRUCTIONS
Through your         Your financial advisor can help you establish your account
financial advisor    and buy Fund shares on your behalf. To receive the current trading day's price, your financial advisor must receive
                     your request prior to the close of regular trading on the
                     New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                     time. Your financial advisor may charge you fees for
                     executing the purchase for you.

By check             For new accounts send a completed application and check
(new account)        made payable to the Fund to the transfer agent, Liberty
                     Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check             For existing accounts fill out and return the additional
(existing account)   investment stub included in your account statement, or send a letter of instruction including your Fund name and
                     account number with a check made payable to the Fund to
                     Liberty Funds Services, Inc., P.O. Box 8081, Boston,
                     MA 02266-8081.

By exchange          You or your financial advisor may acquire shares of the
                     Fund for your account by exchanging shares you own in one
                     fund for shares of the same class or Class A of the Fund at no additional cost. There may be an additional charge if
                     exchanging from a money market fund. To exchange by
                     telephone, call 1-800-338-2550.

By wire You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-338-2550 to obtain a control number and the wiring instructions.

By electronic        You may purchase shares of the Fund by electronically
funds transfer       transferring money from your bank account to your Fund
                     account by calling 1-800-338-2550. An electronic funds
                     transfer may take up to two business days to settle and be considered in "good form." You must set up this feature
                     prior to your telephone request. Be sure to complete the
                     appropriate section of the application.

Automatic            You may make monthly or quarterly investments automatically
investment plan      from your bank to your Fund account. You may select a
                     pre-authorized amount to be sent via electronic funds
                     transfer. Be sure to complete the appropriate section of
                     the application for this feature.

Automated dollar     You may purchase shares of the Fund for your account by
cost averaging       exchanging $100 or more each month from another fund for
                     shares of the same class of the Fund at no additional cost.
                     You must have a current balance of at least $5,000 in the
                     fund the money is coming from. The designated amount will
                     be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or
                     change the amount of the exchange (subject to the $100
                     minimum) by calling 1-800-338-2550. Be sure to complete the appropriate section of the account application for this
                     feature.

By dividend          You may automatically invest dividends distributed by
diversification      another fund into the same class of shares of the Fund at
                     no additional sales charge. To invest your dividends in the
                     Fund, call 1-800-338-2550.


ELIGIBLE INVESTORS

Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:

$1,000 minimum initial investment


- any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (LFD) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by LFD;

- any trustee or director (or family member) of any fund distributed by LFD; and

- any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.

$100,000 minimum initial investment

- clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and

- any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.

No minimum initial investment

- any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);

- a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third-party broker-dealer;

- investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and

- any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


SALES CHARGES

Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

          CHOOSING A SHARE CLASS

          The Fund offers one class of shares in this prospectus --
          CLASS Z.


          The Fund also offers five additional classes of shares -- Class A, B, C, T and G shares are available through separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

HOW TO EXCHANGE SHARES


You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550.


HOW TO SELL SHARES


You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550.
Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD               INSTRUCTIONS
Through your         You may call your financial advisor to place your sell
financial advisor    order. To receive the current trading financial advisor
                     day's price, your financial advisor must receive your
                     request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange          You or your financial advisor may sell shares of the Fund
                     by exchanging from the Fund into Class Z shares or Class A shares of another fund distributed by Liberty Funds
                     Distributor, Inc. at no additional cost. To exchange by
                     telephone, call 1-800-338-2550.

By telephone         You or your financial advisor may sell shares of the Fund
                     by telephone and request that a check be sent to your
                     address of record by calling 1-800-338-2550, unless you
                     have notified the Fund of an address change within the
                     previous 30 days. The dollar limit for telephone sales is
                     $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-338-2550.

By mail You may send a signed letter of instruction to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-338-2550.

                     Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic        You may automatically sell a specified dollar amount or
withdrawal plan      percentage of your account on a monthly, quarterly or
                     semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. All dividend and
                     capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic        You may sell shares of the Fund and request that the
funds transfer       proceeds be electronically transferred to your bank.
                     Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your
                     request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

OTHER INFORMATION ABOUT YOUR ACCOUNT

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on their net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS




Dividends            Represents interest and dividends earned from securities
                     held by the Fund, net of expenses incurred by the Fund.

Capital gains        Represents net long-term capital gains on sales of
                     securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.

          UNDERSTANDING FUND DISTRIBUTIONS


          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

   DISTRIBUTION OPTIONS




   Reinvest all distributions in additional shares of your current fund Reinvest all distributions in shares of another fund
   Receive dividends in cash (see options below) and reinvest capital gains Receive all distributions in cash (with one of the following options):


     - send the check to your address of record

     - send the check to a third party address
     - transfer the money to your bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.73% of average daily net assets of the Fund.


PORTFOLIO MANAGER


GREGORY M. MILLER, a Senior Vice President of Fleet, is the manager for the Fund and has managed the Fund since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined Fleet in 1985.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's Class Z financial performance. Information is shown for the last five fiscal years, which run from November 1 to October 31, unless otherwise indicated. Information shown for Class Z shares is that of the Trust Shares of the Galaxy Fund for periods prior to December 9, 2002. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on or prior to October 31, 1998, has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

THE FUND



                                                                     YEAR ENDED OCTOBER 31,
                                                     2002        2001         2000         1999        1998
                                                    CLASS Z     CLASS Z      CLASS Z      CLASS Z     CLASS Z
                                                    -------     -------      -------      -------     -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                               12.77       16.43        16.02        14.90       16.28
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(a)                             0.07(c)     0.06         0.08         0.13(c)     0.15
  Net realized and unrealized gain (loss)             (2.23)      (2.39)        1.32         2.02        1.31
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    (2.16)      (2.33)        1.40         2.15        1.46
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                          (0.06)      (0.05)       (0.08)       (0.12)      (0.16)
  In excess of net investment income                     --          --(b)        --(b)        --          --
  From net realized capital gains                     (0.44)      (1.28)       (0.91)       (0.91)      (2.68)
-------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders        (0.50)      (1.33)       (0.99)       (1.03)      (2.84)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                     10.11       12.77        16.43        16.02       14.90
=============================================================================================================
TOTAL RETURN (%)(d)(e)                               (17.85)     (15.12)        9.38        14.85       10.10
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)            1.00        0.97         1.00         1.05        1.03
  Expenses (including reimbursement/waiver)            0.97        0.97         1.00         1.05        1.03
  Net investment income (including reimbursement/
  waiver)                                              0.56        0.44         0.44         0.76        1.00
  Portfolio turnover rate (%)                            13          19           42           20          38
  Net assets, end of period (000's) ($)             340,496     460,302      678,398      309,106     254,060



(a) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class Z shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $0.06(c), $0.06, $0.08, $0.13(c) and $0.15, respectively.
(b) Distributions in excess of net investment income per share were less than $0.005.
(c) The selected per share data was calculated using the weighted average shares outstanding method during the period.

(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.

One Financial Center

Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978


-  Liberty Large Cap Core Fund



[LIBERTY FUNDS LOGO]


A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.426.3750 www.libertyfunds.com


                                                                701-01/867M-0203

LIBERTY STRATEGIC EQUITY FUND


PROSPECTUS, MARCH 1, 2003


CLASS A, B AND C SHARES

Advised by Fleet Investment Advisors Inc.

TABLE OF CONTENTS


THE FUND                                                2

Investment Goal                                         2
Principal Investment Strategies                         2
Principal Investment Risks                              2
Performance History                                     4
Your Expenses                                           6

YOUR ACCOUNT                                            8

How to Buy Shares                                       8
Sales Charges                                           9
How to Exchange Shares                                 12
How to Sell Shares                                     12
Fund Policy on Trading of Fund Shares                  13
Distribution and Service Fees                          14
Other Information About Your Account                   14

MANAGING THE FUND                                      17

Investment Advisor                                     17
Portfolio Managers                                     17

FINANCIAL HIGHLIGHTS                                   18



Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                   NOT FDIC     MAY LOSE VALUE
                                                   INSURED     NO BANK GUARANTEE

THE FUND

INVESTMENT GOAL

The Fund seeks long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities, primarily common stock and securities that can be converted into common stock, such as certain debt securities and preferred stock. The Fund's "Value Driven Growth" investment process emphasizes securities believed to have the potential for the best one- to two-year returns. These securities are generally selected from a universe of large and medium-sized companies representative of the Standard & Poor's 500 Index (S&P 500), although the universe of stocks monitored by the Fund's investment advisor is not limited to stocks of companies included in the S&P 500. The Fund may invest up to 20% of its total assets in foreign equity securities.

In selecting individual stocks, the advisor looks at the current price, projected earnings growth, and historical valuations to derive an estimate of return potential. The Fund may give emphasis to growth stocks, value stocks or particular industries, depending upon the advisor's assessment of a stock's return potential relative to its price in the broader market.

          VALUE STOCKS are stocks that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

          GROWTH STOCKS generally offer the potential for strong revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.


The Fund will sell a portfolio security when, as a result of a decline in the security's return potential relative to that of other securities, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


VALUE STOCKS are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.


GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.


ISSUER RISK is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

CONVERTIBLE SECURITIES are subject to the usual risks associated with fixed income investments, such as interest rate risk and issuer risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's performance

          UNDERSTANDING PERFORMANCE

          CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since the Fund commenced operations.(1) They include the effects of Fund expenses, but not the effects of sales charges. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.


          AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class T average performance, for Class A shares, and Class G average performance, for Class B and C shares, over the past one-year and life of the Fund periods. They include the effects of Class T or Class G expenses, as applicable. The table shows for each class the relevant performance adjusted to reflect the effects of the sale charges of each class.(2)


          The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

[CHART]


CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)




1999       0.05%
2000      22.22%
2001       8.00%
2002     -20.64%



For the period shown in bar chart:



Best quarter: 4th quarter 1998,  +19.97%
Worst quarter: 3rd quarter 2002, -19.80%



(1) Class A, B and C shares are the newer classes of shares and have not completed a full calendar year. The bar chart total returns shown are for Class A shares and include the returns of the Fund's Class T shares, which include the returns of Retail A Shares of the Galaxy Strategic Equity Fund (the Galaxy Fund) the predecessor to the Fund, for periods prior to November 25, 2002. Class T shares are not offered in this prospectus. Class A, B and C shares would have had substantially similar annual returns because they are invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A, B and C shares exceed expenses paid by Class T shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                               LIFE OF
                                                                 1 YEAR        THE FUND
Class A (%)
Return Before Taxes                                              -25.20          0.28
Return After Taxes on Distributions                              -25.35         -1.17
Return After Taxes on Distributions and Sale Fund Shares         -15.47         -0.36
-----------------------------------------------------------------------------------------
Class B (%)
Return Before Taxes                                              -25.10          0.56
Return After Taxes on Distributions                              -25.12         -0.82
Return After Taxes on Distributions and Sale of Fund Shares      -15.41         -0.08
-----------------------------------------------------------------------------------------
Class C (%)
Return Before Taxes                                              -22.04          0.88
Return After Taxes on Distributions                              -22.06         -0.48
Return After Taxes on Distributions and Sale of Fund Shares      -13.53          0.18
-----------------------------------------------------------------------------------------
S&P 500 Index (%)                                                -22.09         -2.25(3)
-----------------------------------------------------------------------------------------



(2) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class T shares (for Class A) and Class G shares (for Class B and Class C) for periods prior to their inception. The returns shown for Class T and G shares include the returns of Retail A Shares (for Class T) and Retail B Shares (for Class G) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class A, B and C shares were initially offered by the Fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.


(3) Performance information is from February 28, 1998.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          UNDERSTANDING EXPENSES

          SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

          ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

          EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

          - $10,000 initial investment
          - 5% total return for each year
          - Fund operating expenses remain the same
          - Assumes reinvestment of all dividends and distributions
          - Assumes Class B shares convert to Class A shares after eight years

SHAREHOLDER FEES(4) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                        CLASS A            CLASS B      CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                  5.75               0.00         0.00
------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)    1.00(5)            5.00         1.00
------------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                          (6)                (6)          (6)


(4) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(5) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of are purchase.
(6) There is a $7.50 charge for wiring sale proceeds to your bank.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                                        CLASS A            CLASS B      CLASS C
Management fee(7)(%)                                                     0.75               0.75         0.75
------------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                0.25(8)            1.00         1.00
------------------------------------------------------------------------------------------------------------------
Other expenses(9)(%)                                                     0.66               0.73         0.73
------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses(7)(%)                               1.66               2.48         2.48
------------------------------------------------------------------------------------------------------------------



(7) The Fund's advisor has voluntarily agreed to waive a portion of the management fee for each share class. If this waiver were reflected in the table, the management fee for each share class would be 0.52% and total annual fund operating expenses for Class A, B and C shares would be 1.43%, 2.25% and 2.25%, respectively. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which time this arrangement may be modified or terminated by the advisor at any time.

(8) The Fund may pay distribution and service fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.

(9) Other expenses have been restated to reflect current contractual arrangements.


EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                              1 YEAR       3 YEARS   5 YEARS       10 YEARS
Class A                                            $  734       $ 1,068   $ 1,425       $ 2,427
--------------------------------------------------------------------------------------------------
Class B: did not sell your shares                  $  251       $   773   $ 1,321       $ 2,614
         sold all your shares at
         the end of the period                     $  751       $ 1,073   $ 1,521       $ 2,614
--------------------------------------------------------------------------------------------------
Class C: did not sell your shares                  $  251       $   773   $ 1,321       $ 2,816
         sold all your shares at
         the end of the period                     $  351       $   773   $ 1,321       $ 2,816

YOUR ACCOUNT

HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


          INVESTMENT MINIMUMS


          Initial Investment                                 $ 1,000
          Subsequent Investments                             $    50
          Automatic Investment Plan*                         $    50
          Retirement Plan*                                   $    25


          * The initial investment minimum of $1,000 is waived on these plans.

          The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                           INSTRUCTIONS
Through your financial advisor   Your financial advisor can help you establish your account and buy Fund shares on your behalf.
                                 To receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m.
                                 Eastern time. Your financial advisor may charge you fees for executing the purchase for you.

By check (new account)           For new accounts send a completed application and check made payable to the Fund to the transfer agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check (existing account)      For existing accounts fill out and return the additional investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston,
                                 MA 02266-8081.

By exchange                      You or your financial advisor may acquire shares of the Fund for your account by exchanging
                                 Class T or Class G shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire                          You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic funds transfer     You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic investment plan        You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar cost averaging  You may purchase shares of the Fund for your account by exchanging $100 or more each month from another fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend diversification      You may automatically invest dividends distributed by another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the Fund, call
                                 1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


          CHOOSING A SHARE CLASS

          The Fund offers three classes of shares in this prospectus -- CLASS A, B AND C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

          The Fund also offers three additional classes of shares -- Class T, G and Z shares exclusively to certain institutional and other investors through separate prospectuses.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES



                                                                                           % OF OFFERING
                                             AS A % OF                                         PRICE
                                            THE PUBLIC                   AS A %             RETAINED BY
                                             OFFERING                    OF YOUR             FINANCIAL
AMOUNT INVESTED                               PRICE                     INVESTMENT            ADVISOR
Less than $50,000                             5.75                         6.10                 5.00
----------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                 4.50                         4.71                 3.75
----------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                3.50                         3.63                 2.75
----------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                2.50                         2.56                 2.00
----------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000              2.00                         2.04                 1.75
----------------------------------------------------------------------------------------------------------
$1,000,000 or more                            0.00                         0.00                 0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                             COMMISSION %
Less than $3 million                                            1.00
---------------------------------------------------------------------------
$3 million to less than $5 million                              0.80
-----------------------------------------------------------------------------
$5 million to less than $25 million                             0.50
-----------------------------------------------------------------------------
$25 million or more                                             0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


          Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000

CLASS B SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
Through first year                                            5.00
---------------------------------------------------------------------------
Through second year                                           4.00
---------------------------------------------------------------------------
Through third year                                            3.00
---------------------------------------------------------------------------
Through fourth year                                           3.00
---------------------------------------------------------------------------
Through fifth year                                            2.00
---------------------------------------------------------------------------
Through sixth year                                            1.00
---------------------------------------------------------------------------
Longer than six years                                         0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, RIGHTS OF ACCUMULATION apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:


CLASS B SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
Through first year                                            3.00
---------------------------------------------------------------------------
Through second year                                           2.00
---------------------------------------------------------------------------
Through third year                                            1.00
---------------------------------------------------------------------------
Longer than three years                                       0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
Through first year                                                 3.00
-----------------------------------------------------------------------------
Through second year                                                2.00
-----------------------------------------------------------------------------
Through third year                                                 1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.


CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.


CLASS C SALES CHARGES

                                                          % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                             SHARES ARE SOLD
Through first year                                            1.00
---------------------------------------------------------------------------
Longer than one year                                          0.00

HOW TO EXCHANGE SHARES

You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES


Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                           INSTRUCTIONS
Through your financial advisor   You may call your financial advisor to place your sell order. To receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange                      You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by
                                 Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call
                                 1-800-422-3737.

By telephone                     You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail                          You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.
                                 All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                                 Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston,
                                 MA 02266-8081.

By wire                          You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic withdrawal plan    You may automatically sell a specified dollar amount or percentage of your account on a monthly, quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic funds transfer     You may sell shares of the Fund and request that the proceeds be electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B, and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS


     Dividends      Represents interest and dividends earned from securities
                    held by the Fund, net of expenses incurred by the Fund.

     Capital gains  Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.


          UNDERSTANDING FUND DISTRIBUTIONS


          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

     DISTRIBUTION OPTIONS


     Reinvest all distributions in additional shares of your current fund

     Reinvest all distributions in shares of another fund
     Receive dividends in cash (see options below) and reinvest capital gains Receive all distributions in cash (with one of the following options):

          - send the check to your address of record

          - send the check to a third party address
          - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.52% of average daily net assets of the Fund.


PORTFOLIO MANAGERS


SCOTT L. DAVIS, CFA, a Vice President of Fleet, is the manager for the Fund and has managed the Fund since November 1, 2001. Mr. Davis has been with Fleet since 1985.

SCOTT SCHERMERHORN, a Vice President of Fleet, is the co-manager for the Fund and has co-managed the Fund since May 20, 2002. Mr. Schermerhorn has been associated with Fleet and its affiliates since February 2002. He was previously a portfolio manager for Colonial Management Associates, Inc. from October 1998 to February 2002, and prior thereto he was head of the value team at Federated Investors from May 1996 to October 1998.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Because the Class A, Class B and Class C shares have not completed a full year of investment operations, information is shown for the Fund's Class T shares. Information shown for Class T shares is that of the Retail A Shares of the Galaxy Fund for periods prior to November 25, 2002. Certain information reflects financial results for a single Class T share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.

THE FUND





                                                                                                           Period Ended
                                                                       YEAR ENDED OCTOBER 31,              October, 31
                                                    2002          2001         2000            1999         1998(a)
                                                   CLASS T       CLASS T      CLASS T         CLASS T       CLASS T
                                                   -------       -------      -------         -------       -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                             10.02         10.46             9.89       9.62         10.00
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                           0.01(c)       0.03(c)          0.04       0.04(c)         --
  Net realized and unrealized gain (loss)           (1.08)(g)     (0.11)            1.75       0.27         (0.38)
---------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  (1.07)        (0.08)            1.79       0.31         (0.38)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                        (0.02)        (0.03)           (0.04)(d)  (0.03)           --
  From net realized capital gains                   (0.39)        (0.33)           (1.18)     (0.01)           --
---------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to
    Shareholders                                    (0.41)        (0.36)           (1.22)     (0.04)           --
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                    8.54         10.02            10.46       9.89          9.62
=====================================================================================================================
TOTAL RETURN (%)(e)(f)                             (11.50)        (0.83)           21.09       3.25         (3.75)(i)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)          1.69          1.50             1.60       1.63          2.41(j)
  Expenses (including reimbursement/waiver)          1.40          1.24             1.20       1.19          1.40(j)
  Net investment income (including
    reimbursement/waiver)                            0.05          0.25             0.40       0.41          0.06(j)
  Portfolio turnover rate (%)                          65(h)         81               81         79            30(i)
  Net assets, end of period (000's) ($)             6,578         8,400            8,505      8,229         4,051



(a) The Fund commenced operations on March 4, 1998.
(b) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the years ended October 31, 2002, 2001, 2000 and 1999 and the period ended October 31, 1998 was $(0.02)(c), $0.00(c), $0.00, $0.00(c )and $0.00,
    respectively.

(c) The selected per share data was calculated using the weighted average shares outstanding method during the period.

(d) Distributions from net investment income per share were less than $0.005.

(e) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(f) Had the advisor not waived a portion of the expenses, total return would have been lower.

(g) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments in the Fund.
(h) Portfolio turnover rate excludes securities delivered from processing redemptions in kind.
(i) Not annualized.
(j) Annualized.

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750

www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room

Securities and Exchange Commission
Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978

- Liberty Strategic Equity Fund


[LIBERTY FUNDS(SM) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.426.3750 www.libertyfunds.com


                                                                727-01/862M-0203

 LIBERTY EQUITY GROWTH FUND PROSPECTUS, MARCH 1, 2003


CLASS A, B AND C SHARES

ADVISED BY FLEET INVESTMENT ADVISORS INC.

TABLE OF CONTENTS

THE FUND                                                          2
-------------------------------------------------------------------
INVESTMENT GOAL                                                   2
PRINCIPAL INVESTMENT STRATEGIES                                   2
PRINCIPAL INVESTMENT RISKS                                        2
PERFORMANCE HISTORY                                               4
YOUR EXPENSES                                                     6

YOUR ACCOUNT                                                      8
-------------------------------------------------------------------
HOW TO BUY SHARES                                                 8
SALES CHARGES                                                     9
HOW TO EXCHANGE SHARES                                           12
HOW TO SELL SHARES                                               13
FUND POLICY ON TRADING OF FUND SHARES                            14
DISTRIBUTION AND SERVICE FEES                                    14
OTHER INFORMATION ABOUT YOUR ACCOUNT                             15

MANAGING THE FUND                                                17
-------------------------------------------------------------------
INVESTMENT ADVISOR                                               17
PORTFOLIO MANAGERS                                               17

FINANCIAL HIGHLIGHTS                                             18
-------------------------------------------------------------------


ALTHOUGH THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, THE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOT FDIC    MAY LOSE VALUE
INSURED    NO BANK GUARANTEE

 THE FUND

INVESTMENT GOAL

The Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.


     GROWTH STOCKS generally offer the potential for strong revenue and earnings, and accompanying capital growth, with less dividend income than value stocks.


The Fund invests mainly in companies which the Fund's investment advisor believes will have faster earnings growth than the economy in general. The advisor looks for large-capitalization companies (generally over $5 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The advisor seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund may sell a portfolio security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the advisor believes that holding the security is no longer consistent with the Fund's investment goal.


At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

ISSUER RISK is the possibility that changes in the financial condition of the issuer of a security changes in general economic conditions, or changes in economic conditions that affect the issuer impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.

INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.


CONVERTIBLE SECURITIES are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.


FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     UNDERSTANDING PERFORMANCE

     CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since the Fund commenced operations.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.

     AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.(2)

     The Fund's returns are compared to the Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.


[CHART]


 CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)


1993                       5.37%
1994                       0.60%
1995                      33.66%
1996                      20.46%
1997                      30.43%
1998                      25.55%
1999                      26.02%
2000                      -1.44%
2001                     -18.80%
2002                     -26.88%


For period shown in bar chart:


Best quarter: 4th quarter  1998,  +23.93%
Worst quarter: 3rd quarter 2001,  -17.16%


(1) The calendar year total returns shown for Class A shares include the returns of Prime A Shares of the Galaxy Equity Growth Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy Fund for periods prior to the date of inception of Prime A Shares (October 31, 1998). Class A shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)


                                                                          1 YEAR    5 YEARS   10 YEARS

Class A (%)
  Return Before Taxes                                                     -31.07      -2.69        6.87
  Return After Taxes on Distributions                                     -31.12      -3.75        5.47
  Return After Taxes on Distributions and Sale of Fund Shares             -19.08      -1.80        5.71
-------------------------------------------------------------------------------------------------------
Class B (%)
  Return Before Taxes                                                     -31.16      -2.42        7.18
  Return After Taxes on Distributions                                     -31.16      -3.50        5.78
  Return After Taxes on Distributions and Sale of Fund Shares             -19.13      -1.55        6.01
-------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                                     -28.38      -2.37        6.86
  Return After Taxes on Distributions                                     -28.38      -3.44        5.48
  Return After Taxes on Distributions and Sale of Fund Shares             -17.43      -1.50        5.76
-------------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                         -22.09      -0.58        9.34
-------------------------------------------------------------------------------------------------------



(2) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A Shares and Prime B Shares (October 31, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Retail B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Retail B Shares (March 4, 1996). Class C shares generally would have had substantially similar returns to Retail B Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares.

YOUR EXPENSES


Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

     UNDERSTANDING EXPENSES

     SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.


     ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other administrative costs including pricing and custody services.


     EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

     - $10,000 initial investment
     - 5% total return for each year
     - Fund operating expenses remain the same
     - Assumes reinvestment of all dividends and distributions
     - Assumes Class B shares convert to Class A shares after eight years

 SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                    CLASS A    CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                              5.75        0.00        0.00
------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)                1.00(4)     5.00        1.00
------------------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                                      (5)         (5)         (5)



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.

(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(5)  There is a $7.50 charge for wiring sale proceeds to your bank.


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                                                    CLASS A    CLASS B     CLASS C
Management fee(6) (%)                                                                0.75       0.75        0.75
Distribution and service (12b-1) fees (%)                                            0.25(7)    1.00        1.00
Other expenses (8)(%)                                                                0.17       0.29        0.29
Total annual fund operating expenses(6) (%)                                          1.17       2.04        2.04



(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. If this waiver were reflected in the table, the management fee would be 0.71% and total annual fund operating expenses for Class A, B and C shares would be 1.13%, 2.00% and 2.00%, respectively. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which time the arrangement may be modified or terminated by the advisor at any time.

(7) The Fund may pay distribution and services fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.
(8) Other expenses have been restated to reflect current contractual arrangements.

 EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                                1 YEAR    3 YEARS   5 YEARS   10 YEARS

Class A                                               $ 687      $ 925   $ 1,182    $ 1,914
Class B: did not sell your shares                     $ 207      $ 640   $ 1,098    $ 2,145
   sold all your shares at the end of the period      $ 707      $ 940   $ 1,298    $ 2,145
Class C: did not sell your shares                     $ 207      $ 640   $ 1,098    $ 2,369
   sold all your shares at the end of the period      $ 307      $ 640   $ 1,098    $ 2,369

 YOUR ACCOUNT

HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


     INVESTMENT MINIMUMS


     Initial Investment                                        $ 1,000
     Subsequent Investments                                    $    50
     Automatic Investment Plan*                                $    50
     Retirement Plan*                                          $    25


     * The initial investment minimum of $1,000 is waived on these plans.

     The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

 OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD               INSTRUCTIONS
Through your         Your financial advisor can help you establish your account and buy Fund shares on your behalf. To receive the
financial advisor    current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.

By check             For new accounts send a completed application and check made payable to the Fund to the transfer agent,
(new account)        Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check             For existing accounts fill out and return the additional investment stub included in your account statement,
(existing account)   or send a letter of instruction including your Fund name and account number with a check made payable to the
                     Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By exchange          You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire              You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic        You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund
funds transfer       account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic            You may make monthly or quarterly investments automatically from your bank account to your Fund account. You
investment plan      may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar     You may purchase shares of the Fund for your account by exchanging $100 or more each month from another fund
cost averaging       for shares of the same class of the Fund at no additional cost. You must have a current balance of at least
                     $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling
                     1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend          You may automatically invest dividends distributed by another fund into the same class of shares of the Fund
diversification      at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


     CHOOSING A SHARE CLASS

     The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

     The Fund also offers three additional classes of shares -- Class T, G and Z shares exclusively to certain institutional and other investors through separate prospectuses.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 CLASS A SALES CHARGES



                                                                      % OF OFFERING
                                               AS A % OF                  PRICE
                                              THE PUBLIC    AS A %     RETAINED BY
                                               OFFERING    OF YOUR      FINANCIAL
AMOUNT INVESTED                                  PRICE    INVESTMENT     ADVISOR
Less than $50,000                                5.75        6.10         5.00
-----------------------------------------------------------------------------------
$50,000 to less than $100,000                    4.50        4.71         3.75
-----------------------------------------------------------------------------------
$100,000 to less than $250,000                   3.50        3.63         2.75
-----------------------------------------------------------------------------------
$250,000 to less than $500,000                   2.50        2.56         2.00
-----------------------------------------------------------------------------------
$500,000 to less than $1,000,000                 2.00        2.04         1.75
-----------------------------------------------------------------------------------
$1,000,000 or more                               0.00        0.00         0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                          COMMISSION %

Less than $3 million                                          1.00
----------------------------------------------------------------------
$3 million to less than $5 million                            0.80
----------------------------------------------------------------------
$5 million to less than $25 million                           0.50
----------------------------------------------------------------------
$25 million or more                                           0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

     UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


     Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.


PURCHASES OF LESS THAN $250,000:

 CLASS B SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD

Through first year                                            5.00
------------------------------------------------------------------------
Through second year                                           4.00
------------------------------------------------------------------------
Through third year                                            3.00
------------------------------------------------------------------------
Through fourth year                                           3.00
------------------------------------------------------------------------
Through fifth year                                            2.00
------------------------------------------------------------------------
Through sixth year                                            1.00
------------------------------------------------------------------------
Longer than six years                                         0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, RIGHTS OF ACCUMULATION apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


PURCHASES OF $250,000 TO LESS THAN $500,000:

 CLASS B SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD

Through first year                                            3.00
------------------------------------------------------------------------
Through second year                                           2.00
------------------------------------------------------------------------
Through third year                                            1.00
------------------------------------------------------------------------
Longer than three years                                       0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

 CLASS B SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD

Through first year                                            3.00
------------------------------------------------------------------------
Through second year                                           2.00
------------------------------------------------------------------------
Through third year                                            1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

Please see Appendix II of the Statement of Additional Information for the CDSCs and conversion schedule applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund into the Fund.


CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.


 CLASS C SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD

Through first year                                            1.00
------------------------------------------------------------------------
Longer than one year                                          0.00

HOW TO EXCHANGE SHARES


You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

   OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD               INSTRUCTIONS
Through your         You may call your financial advisor to place your sell order. To receive the current trading financial advisor
financial advisor    day's price, your financial advisor must receive your request prior to the close of regular trading on the
                     NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange          You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Liberty Funds Distributor,
                     Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone         You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail              You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                     Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire              You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic        You may automatically sell a specified dollar amount or percentage of your account on a monthly, quarterly or
withdrawal plan      semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic        You may sell shares of the Fund and request that the proceeds be electronically transferred to your bank.
funds transfer       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

 TYPES OF DISTRIBUTIONS


Dividends            Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the
                     Fund.

Capital gains        Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.


     UNDERSTANDING FUND DISTRIBUTIONS


     The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

  DISTRIBUTION OPTIONS


  Reinvest all distributions in additional shares of your current fund


  Reinvest all distributions in shares of another fund

  Receive dividends in cash (see options below) and reinvest capital gains

  Receive all distributions in cash (with one of the following options):


   - send the check to your address of record


   - send the check to a third party address

   - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

 MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.71% of average daily net assets of the Fund.


PORTFOLIO MANAGER

ROBERT G. ARMKNECHT, CFA, an Executive Vice President of Fleet, is the manager for the Fund and has managed the Fund since it commenced operations in 1990. Mr. Armknecht has been with Fleet and its predecessors since 1988.

 FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information shown for Class A and Class B shares is that of the Prime A Shares and Prime B Shares, respectively, of the Galaxy Fund for periods prior to November 18, 2002. Information is not shown for Class C shares because Class C shares were first offered after October 31, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling
 1-800-426-3750.

 THE FUND



                                                                         YEAR ENDED OCTOBER 31,
                                                             2002           2001        2000         1999(e)
                                                           CLASS A        CLASS A     CLASS A        CLASS A
                                                           -------        -------     -------        -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                    19.74          32.31       28.95          24.49
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income (loss)(b)                              0.03(a)       (0.02)      (0.05)(a)      (0.01)
  Net realized and unrealized gain (loss)                     (3.71)         (8.92)       5.13           6.37
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            (3.68)         (8.94)       5.08           6.36
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net realized capital gains                                --          (3.63)      (1.72)         (1.90)
-------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                   --          (3.63)      (1.72)         (1.90)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                          16.06          19.74       32.31          28.95
=============================================================================================================
TOTAL RETURN (%)(c)(d)                                       (18.64)        (30.43)      18.36          27.30
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                    1.17           1.16        1.23           1.28
  Expenses (including reimbursement/waiver)                    1.12           1.13        1.12           1.14
  Net investment income (including reimbursement/waiver)       0.14          (0.10)      (0.17)         (0.05)
  Portfolio turnover rate (%)                                    43             48          54             53
  Net assets at end of period (000's) ($)                        56            671         142            107



(a) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(b) Net investment income (loss) per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class A shares for the years ended October 31, 2002, 2001, 2000 and 1999 was $0.02(a), $(0.03), $(0.09)(a) and $(0.04), respectively.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the advisor not waived a portion of the expenses, total return would have been lower.
(e) The Fund began issuing Class A shares on November 1, 1998.

                                                                         YEAR ENDED OCTOBER 31,
                                                             2002           2001        2000         1999(e)
                                                           CLASS B        CLASS B     CLASS B        CLASS B
                                                           -------        -------     -------        -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                    19.32          31.94       28.84          24.49
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(b)                                      (0.14)(a)      (0.19)      (0.29)(a)      (0.10)
  Net realized and unrealized gain (loss)                     (3.61)         (8.80)       5.11           6.35
-------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            (3.75)         (8.99)       4.82           6.25
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net realized capital gains                                --          (3.63)      (1.72)         (1.90)
-------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders                   --          (3.63)      (1.72)         (1.90)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                          15.57          19.32       31.94          28.84
=============================================================================================================
TOTAL RETURN (%)(c)(d)                                       (19.41)        (31.00)      17.48          26.79
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                    2.04           1.98        2.02           2.19
  Expenses (including reimbursement/waiver)                    1.99           1.95        1.87           1.87
  Net investment income (including reimbursement/waiver)      (0.73)         (0.92)      (0.92)         (0.78)
  Portfolio turnover rate (%)                                    43             48          54             53
  Net assets at end of period (000's) ($)                       207            309         450            246



(a) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(b) Net investment loss per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class B shares for the years ended October 31, 2002, 2001, 2000 and 1999 was $(0.15)(a),
    $(0.20), $(0.34)(a) and $(0.14), respectively.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the advisor not waived a portion of the expenses, total return would have been lower.

(e) The Fund began issuing Class B shares on November 1, 1998.

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com


Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room

Securities and Exchange Commission
Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978


-  Liberty Equity Growth Fund


     [LIBERTY FUNDS(SM) LOGO]

     A MEMBER OF COLUMBIA MANAGEMENT GROUP

     (C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
     A MEMBER OF COLUMBIA MANAGEMENT GROUP
     ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
     800.426.3750 www.libertyfunds.com


                                                                703-01/868M-0203

LIBERTY ASSET ALLOCATION FUND PROSPECTUS, MARCH 1, 2003


CLASS A, B AND C SHARES

ADVISED BY FLEET INVESTMENT ADVISORS INC.

TABLE OF CONTENTS


THE FUND                                                          2
-------------------------------------------------------------------
INVESTMENT GOAL                                                   2
PRINCIPAL INVESTMENT STRATEGIES                                   2
PRINCIPAL INVESTMENT RISKS                                        3
PERFORMANCE HISTORY                                               6
YOUR EXPENSES                                                     9

YOUR ACCOUNT                                                     11
-------------------------------------------------------------------
HOW TO BUY SHARES                                                11
SALES CHARGES                                                    12
HOW TO EXCHANGE SHARES                                           16
HOW TO SELL SHARES                                               16
FUND POLICY ON TRADING OF FUND SHARES                            17
DISTRIBUTION AND SERVICE FEES                                    17
OTHER INFORMATION ABOUT YOUR ACCOUNT                             18

MANAGING THE FUND                                                20
-------------------------------------------------------------------
INVESTMENT ADVISOR                                               20
PORTFOLIO MANAGERS                                               20

FINANCIAL HIGHLIGHTS                                             22
-------------------------------------------------------------------



ALTHOUGH THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, THE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOT FDIC     MAY LOSE VALUE
INSURED     NO BANK GUARANTEE

 THE FUND

INVESTMENT GOAL

The Fund seeks a high total return by providing both a current level of income that is greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets.

     CURRENT INCOME includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

PRINCIPAL INVESTMENT STRATEGIES


The Fund's investment advisor allocates the Fund's assets among various classes of equity and debt securities, including: large cap growth stocks; large cap value stocks; mid cap growth stocks; mid cap value stocks; small cap growth stocks; small cap value stocks; real estate investment trusts (REITs); foreign stocks; investment grade bonds; and non-investment grade bonds. Each asset class is managed by a separate portfolio manager or team with experience in investing in that particular class.

The Fund's lead portfolio manager will allocate the Fund's assets among the various asset classes. The lead portfolio manager will adjust the number of asset classes, as well as the portion of the Fund's assets allocated to each asset class, from time to time, based on his assessment of such factors as relative attractiveness, valuation, fundamentals, quantitative analyses, economic and market expectations, and recommendations of the investment strategy group of Columbia Management Group, Inc., the parent company of the Fund's advisor.

In selecting equity securities, the advisor favors stocks with long-term growth potential that are expected to outperform their peers over time. The advisor also forecasts the direction and degree of change in long-term interest rates to help in the selection of debt securities. Investment grade debt securities purchased by the Fund will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the advisor to be of comparable quality. When deemed appropriate by the advisor, however, the Fund may invest up to 10% of its net assets in non-investment grade debt securities that are rated below BBB by S&P or Baa by Moody's or are unrated securities judged by the advisor to be of comparable quality (also known as "junk bonds"). The Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.


The Fund may invest up to 25% of its net assets in foreign securities.

The Fund may invest up to 10% of its net assets in exchange-traded funds, such as iShares(SM). Exchange-traded funds are shares of investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ(R) National Market System. iShares, which are traded on the American Stock Exchange (AMEX), are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International indices for various countries and regions.


The Fund may invest up to 10% of its net assets in derivative instruments, such as options, futures and foreign currencies, for the purpose of hedging its portfolio, and may invest up to 10% of its net assets in REITs.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor determines it is appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of an actual or expected deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the Fund's investment advisor may maintain cash positions for liquidity purposes, temporary defensive purposes, or to implement the Fund's active allocation strategy.


In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

VALUE STOCKS are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

GROWTH STOCKS are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

The securities issued by MID-CAP COMPANIES may have more risk than those of larger companies. These securities may be more susceptible to market downturns, and their prices could be more volatile.

Because it invests in REITS, the Fund is subject to certain risks. REITs are entities which either own properties or make construction or mortgage loans. REITs may also include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

INTEREST RATE RISK is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall; and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.


Because the Fund may invest in debt securities issued by private entities, including corporate bonds, municipal bonds and privately issued mortgage-backed and asset-backed securities, the Fund is subject to issuer risk. ISSUER RISK is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income.


LOWER-RATED DEBT SECURITIES, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid (I.E., harder to sell at an acceptable price), especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make payment of interest or principal.


STRUCTURE RISK is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Two particular types of structure risk are prepayment risk and extension risk. PREPAYMENT RISK is the possibility that a decrease in the prevailing interest rates may cause certain fixed income investments held by the Fund to be paid off sooner than expected, which could adversely affect the Fund's value. In that event, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. EXTENSION RISK is the possibility that a rise in interest rates may cause certain fixed income investments held by the Fund to be paid off later than expected. In that event, the value of the obligation will decrease and the Fund may be unable to invest in higher-yielding securities.


FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. Foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There is no guarantee that HEDGING will always work. Hedging can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

ISHARES. iShares were initially offered to the public in 1996 and have a limited operating history. Information is lacking regarding the actual performance and trading liquidity of iShares over extended periods or over complete market cycles. In addition, there is no assurance that the requirements of AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event that substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY

The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding sales charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of broad measures of market performance for 1 year, 5 years and 10 years.(2) The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted below, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


     UNDERSTANDING PERFORMANCE

     CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each complete calendar year since the Fund commenced operations.(1) They include the effects of Fund expenses, but not the effects of sales charges. If sales charges were included, these returns would be lower.


     AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. They include the effects of Fund expenses. The table shows the returns of each share class and includes the effects of sales charges.(2)

     The Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund's returns are also compared to the Dow Jones Industrial Average (DJIA). The DJIA is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

[CHART]

 CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)


1993                       8.08%
1994                      -2.47%
1995                      30.29%
1996                      15.11%
1997                      19.76%
1998                      17.80%
1999                       7.42%
2000                       1.96%
2001                      -8.24%
2002                     -15.60%



For period shown in bar chart:



Best quarter: 4th quarter 1998,   +11.80%
Worst quarter: 3rd quarter 2002,   -9.56%



(1) The calendar year total returns shown for Class A shares include the returns of Prime A Shares of the Galaxy Asset Allocation Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy Fund for periods prior to the inception of Prime A Shares (October 31, 1998). Class A shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)



                                                                         1 YEAR    5 YEARS  10 YEARS
Class A (%)
   Return Before Taxes                                                    -20.47     -1.19      5.95
   Return After Taxes on Distributions                                    -21.06     -2.35      4.53
   Return After Taxes on Distributions and Sale of Fund Shares            -12.55     -1.25      4.42
----------------------------------------------------------------------------------------------------
Class B (%)
   Return Before Taxes                                                    -20.24     -0.95      6.27
   Return After Taxes on Distributions                                    -20.65     -1.90      4.96
   Return After Taxes on Distributions and Sale of Fund Shares            -12.41     -0.95      4.76
----------------------------------------------------------------------------------------------------
Class C (%)
   Return Before Taxes                                                    -16.89     -0.76      6.03
   Return After Taxes on Distributions                                    -17.29     -1.63      4.82
   Return After Taxes on Distributions and Sale of Fund Shares            -10.36     -0.77      4.61
----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                         -22.09     -0.58      9.34
----------------------------------------------------------------------------------------------------
DJIA (%)                                                                  -15.01      2.82     12.00



(2) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively), for periods prior to the inception of Prime A Shares (October 31, 1998) and Prime B Shares (October 31, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares for periods prior to November 18, 2002 include the returns of Retail B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares). The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Retail B Shares (March 4, 1996). Class C shares generally would have had substantially similar returns to Retail A and Retail B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Retail B Shares. Retail A shares of the Galaxy Fund were initially offered on December 30, 1991. Class A, B and C shares were initially offered on November 18, 2002.

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

     UNDERSTANDING EXPENSES

     SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.

     ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees, 12b-1 fees and other administrative costs including pricing and custody services.

     EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

     - $10,000 initial investment
     - 5% total return for each year
     - Fund operating expenses remain the same
     - Assumes reinvestment of all dividends and distributions
     - Assumes Class B shares convert to Class A shares after eight years.

 SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                        CLASS A    CLASS B   CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                   5.75      0.00      0.00
----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)     1.00(4)   5.00      1.00
----------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                           (5)       (5)      (5)


(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(5) There is a $7.50 charge for wiring sale proceeds to your bank.

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                                         CLASS A  CLASS B   CLASS C
Management fee(6) (%)                                                     0.75      0.75      0.75
----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                                 0.25(7)   1.00      1.00
----------------------------------------------------------------------------------------------------
Other expenses(8) (%)                                                     0.53      0.31      0.31
----------------------------------------------------------------------------------------------------
Total annual fund operating expenses(6) (%)                               1.53      2.06      2.06



(6) The Fund's advisor has voluntarily agreed to waive a portion of the management fee. If this waiver were reflected in the table, the management fee for each share class would be 0.73% and total annual fund operating expenses for Class A, B and C shares would be 1.51%, 2.04% and 2.04%, respectively. The advisor has agreed to maintain this waiver for one year from the date of the acquisition of the Galaxy Fund by the Fund, after which the arrangement may be modified or terminated by the advisor at any time.
(7) The Fund may pay distribution and service fees of up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.
(8) Other expenses have been restated based on current contractual arrangements.


 EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                                1 YEAR    3 YEARS   5 YEARS   10 YEARS

Class A                                             $   722   $  1,031   $ 1,361   $  2,294
-------------------------------------------------------------------------------------------
Class B: did not sell your shares                   $   209   $    646   $ 1,108   $  2,254
         sold all your shares at
         the end of the period                      $   709   $    946   $ 1,308   $  2,254
-------------------------------------------------------------------------------------------
Class C: did not sell your shares                   $   209   $    646   $ 1,108   $  2,390
         sold all your shares at
         the end of the period                      $   309   $    646   $ 1,108   $  2,390

 YOUR ACCOUNT

HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


     INVESTMENT MINIMUMS


     Initial Investment                                                  $ 1,000
     Subsequent Investments                                              $    50
     Automatic Investment Plan*                                          $    50
     Retirement Plan*                                                    $    25


     * The initial investment minimum of $1,000 is waived on these plans.

     The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

 OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD               INSTRUCTIONS
Through your         Your financial advisor can help you establish your account and buy Fund shares on your behalf. To receive
financial advisor    the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing the purchase for you.

By check             For new accounts send a completed application and check made payable to the Fund to the transfer agent,
(new account)        Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check             For existing accounts fill out and return the additional investment stub included in your account statement,
(existing account)   or send a letter of instruction including your Fund name and account number with a check made payable to the
                     Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By exchange          You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost. There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire              You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic        You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund
funds transfer       account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic            You may make monthly or quarterly investments automatically from your bank account to your Fund account. You
investment plan      may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar     You may purchase shares of the Fund for your account by exchanging $100 or more each month from another fund
cost averaging       for shares of the same class of the Fund at no additional cost. You must have a current balance of at least
                     $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers.
                     You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling
                     1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend          You may automatically invest dividends distributed by another fund into the same class of shares of the Fund
diversification      at no additional sales charge. To invest your dividends in the Fund, call 1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


     CHOOSING A SHARE CLASS

     The Fund offers three classes of shares in this prospectus -- CLASS A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

     The Fund also offers three additional classes of shares -- Class T, G and Z shares exclusively to certain institutional and other investors through separate prospectuses.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

 CLASS A SALES CHARGES



                                                                      % OF OFFERING
                                               AS A % OF                  PRICE
                                              THE PUBLIC    AS A %     RETAINED BY
                                               OFFERING    OF YOUR      FINANCIAL
AMOUNT INVESTED                                  PRICE    INVESTMENT     ADVISOR
Less than $50,000                                5.75        6.10         5.00
-----------------------------------------------------------------------------------
$50,000 to less than $100,000                    4.50        4.71         3.75
-----------------------------------------------------------------------------------
$100,000 to less than $250,000                   3.50        3.63         2.75
-----------------------------------------------------------------------------------
$250,000 to less than $500,000                   2.50        2.56         2.00
-----------------------------------------------------------------------------------
$500,000 to less than $1,000,000                 2.00        2.04         1.75
-----------------------------------------------------------------------------------
$1,000,000 or more                               0.00        0.00         0.00

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

 PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                          COMMISSION %

Less than $3 million                                         1.00
----------------------------------------------------------------------
$3 million to less than $5 million                           0.80
----------------------------------------------------------------------
$5 million to less than $25 million                          0.50
----------------------------------------------------------------------
$25 million or more                                          0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

     UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


     Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.


PURCHASES OF LESS THAN $250,000:

 CLASS B SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD

Through first year                                            5.00

Through second year                                           4.00

Through third year                                            3.00

Through fourth year                                           3.00

Through fifth year                                            2.00

Through sixth year                                            1.00

Longer than six years                                         0.00

Commission to financial advisors is 4.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, RIGHTS OF ACCUMULATION apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


PURCHASES OF $250,000 TO LESS THAN $500,000:

 CLASS B SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD

Through first year                                            3.00

Through second year                                           2.00

Through third year                                            1.00

Longer than three years                                       0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

 CLASS B SALES CHARGES

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD

Through first year                                                  3.00
Through second year                                                 2.00
Through third year                                                  1.00

Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

Please see Appendix II of the Statement of Additional Information for the CDSCs and conversion schedule applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund into the Fund.


CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.


 CLASS C SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD

Through first year                                            1.00
------------------------------------------------------------------------
Longer than one year                                          0.00

HOW TO EXCHANGE SHARES

You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.

HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.


The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD               INSTRUCTIONS

Through your         You may call your financial advisor to place your sell order. To receive the current trading day's price, your
financial advisor    financial advisor  must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange          You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes of another fund distributed by Liberty Funds Distributor,
                     Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

By telephone         You or your financial advisor may sell shares of the Fund, by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. You do not need to set up this feature in advance of your call. Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail              You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell. All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call
                     1-800-345-6611.

                     Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire              You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic        You may automatically sell a specified dollar amount or percentage of your account on a monthly, quarterly or
withdrawal plan      semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic        You may sell shares of the Fund and request that the proceeds be electronically transferred to your bank.
funds transfer       Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.


FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.


DISTRIBUTION AND SERVICE FEES


The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.


OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS


Dividends            Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the
                     Fund.

Capital gains        Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.

     UNDERSTANDING FUND DISTRIBUTIONS


     The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

   DISTRIBUTION OPTIONS


   Reinvest all distributions in additional shares of your current fund


   Reinvest all distributions in shares of another fund

   Receive dividends in cash (see options below) and reinvest capital gains

   Receive all distributions in cash (with one of the following options):


     - send the check to your address of record

     - send the check to a third party address
     - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.73% of average daily net assets of the Fund.


PORTFOLIO MANAGERS


HARVEY HIRSCHHORN, CFA, a Vice President of Fleet, is the lead portfolio manager of the Fund. He is also an Executive Vice President of Stein Roe & Farnham Incorporated (Stein Roe) where he has been employed since 1973 and is Head of Active Asset Allocation and Strategy. Mr. Hirschhorn received an M.B.A. degree from the University of Chicago and is a chartered financial analyst. Mr. Hirschhorn is responsible for allocating the Fund's assets among the various asset classes, while investment decisions for the portion of the Fund allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

    Large cap growth stocks              Alexander S. Macmillan
    Large cap value stocks               Scott Schermerhorn
    Mid cap growth stocks                Richard J. Johnson
    Mid cap value stocks                 Daniel K. Cantor
    Small cap growth stocks              William M. Garrison
    Small cap value stocks               Stephen D. Barbaro
    Real estate investment trusts        David W. Jellison
    Foreign stocks                       James M. McAlear
    Investment grade bonds               Michael T. Kennedy
    Non-investment grade bonds           Jeffrey L. Rippey

ALEXANDER S. MACMILLAN, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the large cap growth stocks category. He also is a Senior Vice President of Columbia Management Co. (Columbia), an affiliate of Fleet, which he joined in 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.

SCOTT SCHERMERHORN, Vice President of Fleet, manages the portion of the Fund's assets allocated to the large cap value stocks category. He is also a Senior Vice President of Colonial Management Associates, Inc. (Colonial), an affiliate of Fleet, and has managed various other funds at Colonial since October 1998. Prior thereto, he was head of the value team at Federated Investors from May 1996 to October 1998. Mr. Schermerhorn received an M.B.A. degree from Seton Hall University.

RICHARD J. JOHNSON, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the mid cap growth stocks category. He is also Chief Investment Officer at Columbia. Mr. Johnson received an M.B.A. degree from the Anderson School of Management at UCLA.

DANIEL K. CANTOR, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the mid cap value stocks category. He is also a Senior Vice President of Colonial and Stein Roe, both affiliates of Fleet. Mr. Cantor joined Stein Roe in 1985 and received an M.B.A. degree from The Wharton School of the University of Pennsylvania.

WILLIAM M. GARRISON, Vice President of Fleet, manages the portion of the Fund's assets allocated to the small cap growth stocks category. He is also a Senior Vice President of Stein Roe, where he has been employed since 1989 and has managed various investment portfolios since 1998. Mr. Garrison received an M.B.A. degree from the University of Chicago.

STEPHEN D. BARBARO, CFA, Senior Vice President of Fleet, manages the portion of the Fund's assets allocated to the small cap value stocks category. He has been associated with the advisor and its predecessors since 1976. Mr. Barbaro received an M.B.A. degree from Columbia University.

DAVID W. JELLISON, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the REITs category. He is also a Vice President of Columbia, which he joined in 1992. Mr. Jellison received an M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University.

JAMES M. MCALEAR, Vice President of Fleet, manages the portion of the Fund's assets allocated to the foreign stocks category. He has been associated with the advisor and its affiliates since 1992 and specializes in international portfolio management and research. Mr. McAlear received an M.A. degree from Michigan State University and has over 30 years of investment experience.

MICHAEL T. KENNEDY, Vice President of Fleet, manages the portion of the Fund's assets allocated to the investment grade bonds category. He is also a Senior Vice President of Stein Roe, where he has been employed since 1987 and has managed various investment portfolios. A chartered financial analyst and a chartered investment counselor, Mr. Kennedy received an M.M. degree from Northwestern University.

JEFFREY L. RIPPEY, CFA, Vice President of Fleet, manages the portion of the Fund's assets allocated to the non-investment grade bonds category. He is also a Senior Vice President of Columbia, which he joined in 1981. Mr. Rippey received a B.A. degree from Pacific Lutheran University.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Information shown for Class A and Class B shares is that of the Prime A Shares and Prime B Shares, respectively, of the Galaxy Fund for periods prior to November 18, 2002. Information is not shown for Class C shares because Class C shares were first offered after October 31, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the four years ended October 31, 2002, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report by calling 1-800-426-3750.

THE FUND



                                                                        YEAR ENDED OCTOBER 31,
                                                            2002          2001          2000        1999(a)
                                                           CLASS A       CLASS A       CLASS A      CLASS A
                                                           -------       -------       -------      -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                   14.95         18.77         17.73        16.95
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                                    0.26(f)       0.34(b)       0.39(b)      0.44
  Net realized and unrealized gain (loss)                    (2.12)(f)     (3.06)         1.36         1.17
-----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                           (1.86)        (2.72)         1.75         1.61
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                 (0.23)        (0.36)        (0.40)       (0.40)
  From net realized capital gains                               --         (0.74)        (0.31)       (0.43)
-----------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders               (0.23)        (1.10)        (0.71)       (0.83)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                         12.86         14.95         18.77        17.73
===========================================================================================================
TOTAL RETURN (%)(d)(e)                                      (12.53)       (15.08)        10.15         9.72
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                   1.53          1.38          1.30         1.29
  Expenses (including reimbursement/waiver)                   1.40          1.26          1.15         1.16
  Net investment income (including reimbursement/waiver)      1.73(f)       2.07          2.15         2.27
  Portfolio turnover rate (%)                                   40            65            59          135
  Net assets, end of period (000's) ($)                         43            60           186          238


(a) The Fund began issuing Prime A Shares on November 1, 1998.

(b) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(c) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class A shares for the years ended October 31, 2002, 2001, 2000 and 1999 was $0.24, $0.33(b), $0.37(b) and $0.41, respectively.

(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class T shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

THE FUND


                                                                         YEAR ENDED OCTOBER 31,
                                                            2002          2001          2000        1999(a)
                                                           CLASS B       CLASS B       CLASS B      CLASS B
                                                           -------       -------       -------      -------
NET ASSET VALUE -- BEGINNING OF PERIOD ($)                   14.93         18.75        17.71        16.95
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(c)                                    0.14(f)       0.22(b)       0.26(b)      0.29
  Net realized and unrealized gain (loss)                    (2.08)(f)     (3.06)         1.35         1.19
-----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                           (1.94)        (2.84)         1.61         1.48
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS ($):
  From net investment income                                 (0.14)        (0.24)        (0.26)       (0.29)
  From net realized capital gains                               --         (0.74)        (0.31)       (0.43)
-----------------------------------------------------------------------------------------------------------
  Total Distributions Declared to Shareholders               (0.14)        (0.98)        (0.57)       (0.72)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD ($)                         12.85         14.93         18.75        17.71
===========================================================================================================
TOTAL RETURN (%)(d)(e)                                      (13.06)       (15.68)         9.29         8.91
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)                   2.06          2.03          2.06         2.08
  Expenses (including reimbursement/waiver)                   2.06          1.99          1.89         1.90
  Net investment income (including reimbursement/waiver)      1.07(f)       1.34          1.41         1.53
  Portfolio turnover rate (%)                                   40            65            59          135
  Net assets, end of period (000's) ($)                        276           389           526          519



(a) The Fund began issuing Class B shares on November 1, 1998.

(b) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(c) Net investment income per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class B shares for the years ended October 31, 2002, 2001, 2000 and 1999 was $0.14, $0.22(b), $0.23(b) and $0.26, respectively.

(d) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.
(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

(f) The Fund adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for Class T shares for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $(0.01), $0.01 and (0.05)%, respectively.

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978


 -  Liberty Asset Allocation Fund


     [LIBERTY FUNDS(SM) LOGO]

     A MEMBER OF COLUMBIA MANAGEMENT GROUP

     (C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
     A MEMBER OF COLUMBIA MANAGEMENT GROUP
     ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
     800.426.3750 www.libertyfunds.com


                                                                704-01/859M-0203


LIBERTY SMALL COMPANY EQUITY FUND


PROSPECTUS, MARCH 1, 2003


CLASS A, B AND C SHARES

Advised by Fleet Investment Advisors Inc.


TABLE OF CONTENTS

THE FUND                                               2

Investment Goal                                        2
Principal Investment Strategies                        2
Principal Investment Risks                             2
Performance History                                    3
Your Expenses                                          5

YOUR ACCOUNT                                           7

How to Buy Shares                                      7
Sales Charges                                          8
How to Exchange Shares                                11
How to Sell Shares                                    12
Fund Policy on Trading of Fund Shares                 13
Distribution and Service Fees                         13
Other Information About Your Account                  13

MANAGING THE FUND                                     16

Investment Advisor                                    16
Portfolio Manager                                     16

FINANCIAL HIGHLIGHTS                                  17


ALTHOUGH THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION, THE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                NOT FDIC        MAY LOSE VALUE
                                                INSURED       NO BANK GUARANTEE

THE FUND

INVESTMENT GOAL

The Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.


In selecting investments for the Fund, the Fund's investment advisor looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. The advisor consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts.

The Fund will sell a portfolio security when, as a result of changes in the economy, the advisor believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

PRINCIPAL INVESTMENT RISKS

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.


MANAGEMENT RISK means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.


SMALLER COMPANIES are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE HISTORY


The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class A shares, excluding Sales Charges.(1) The performance table following the bar chart shows how the Fund's average annual total returns for Class A, B and C shares, including sales charges, compare with those of a broad measure of market performance for 1 year, 5 years and 10 years.(2). The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

          UNDERSTANDING PERFORMANCE


          CALENDAR YEAR TOTAL RETURNS show the Fund's Class A share performance for each of the last ten complete calendar years.(1) They include the effects of Class T expenses, but not the effects of sales charges. Class A, Class B and Class C shares are subject to sales charges, 12b-1 fees and different expenses that are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

          AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's Class T average performance, for Class A shares, and Class G average performance, for Class B and C shares, over the past one-year, five-year and ten-year periods. They include the effects of Class T or Class G expenses, as applicable. The table shows for each class the relevant performance adjusted to reflect the effect of sales charges of each class.(2)


          The Fund's returns are compared to the Russell 2000 Index, an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.



[CHART]


CALENDAR YEAR TOTAL RETURNS (CLASS A)(1)



1993         22.75%
1994         -0.06%
1995         38.80%
1996         20.84%
1997         14.17%
1998        -10.94%
1999         38.93%
2000         -5.49%
2001         -0.12%
2002        -33.76%


For the period shown in bar chart:

Best quarter: 4th quarter 1999,   +44.08%
Worst quarter: 3rd quarter 1998,  -24.02%


(1) The calendar year total returns shown for Class A shares include the returns of Retail A Shares of the Galaxy Small Company Equity Fund (the "Galaxy Fund"), the predecessor to the Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Fund. Class A shares would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A Shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002(2)


                                                                  1 YEAR      5 YEARS        10 YEARS
Class A (%)
  Return Before Taxes                                             -37.57        -6.12            5.53
  Return After Taxes on Distributions                             -37.57        -6.77            4.41
  Return After Taxes on Distributions and Sale Fund Shares(1)     -23.07        -4.55            4.60
-------------------------------------------------------------------------------------------------------
Class B (%)(3)
  Return Before Taxes                                             -37.60        -6.00            5.67
  Return After Taxes on Distributions                             -37.60        -6.69            4.54
  Return After Taxes on Distributions and Sale of Fund Shares     -23.09        -4.44            4.76
-------------------------------------------------------------------------------------------------------
Class C (%)
  Return Before Taxes                                             -34.98        -5.69            5.67
  Return After Taxes on Distributions                             -34.98        -6.37            4.54
  Return After Taxes on Distributions and Sale of Fund Shares     -21.48        -4.21            4.76
-------------------------------------------------------------------------------------------------------
Russell 2000 Index(%)                                             -20.48        -1.36            7.15
-------------------------------------------------------------------------------------------------------



(2) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of Retail A Shares (for Class A shares) and Retail B Shares (for Class B and Class C shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A, B and C shares were initially offered by the Fund. The returns of Class B and Class C shares also include the returns of Retail A Shares for periods prior to the inception of Retail B Shares of the Galaxy Fund (March 4, 1996). Class B and Class C shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for Class B and Class C shares exceed expenses paid by Retail A Shares. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

YOUR EXPENSES


Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

          UNDERSTANDING EXPENSES

          SALES CHARGES are paid directly by shareholders to Liberty Funds Distributor, Inc., the Fund's distributor.


          ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management fees, 12b-1 fees and other administrative costs including pricing and custody services.


          EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

          - $10,000 initial investment
          - 5% total return for each year
          - Fund operating expenses remain the same
          - Assumes reinvestment of all dividends and distributions
          - Assumes Class B shares convert to Class A shares after eight years

SHAREHOLDER FEES(3) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                       CLASS A     CLASS B         CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                                 5.75         0.00            0.00
-----------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%)
(as a percentage of the lesser of purchase price or redemption price)   1.00(4)      5.00            1.00
-----------------------------------------------------------------------------------------------------------
Redemption fee (%)
(as a percentage of amount redeemed, if applicable)                         (5)          (5)             (5)



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(4) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.
(5) There is a $7.50 charge for wiring sale proceeds to your bank.


ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


                                                                   CLASS A      CLASS B        CLASS C
Management fee (%)                                                  0.75         0.75            0.75
--------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                           0.25(6)      1.00            1.00
--------------------------------------------------------------------------------------------------------
Other expenses(7)(%)                                                0.48         0.63            0.63
--------------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                            1.48         2.38            2.38



(6) The Fund may pay distribution and service fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.


(7) Other expenses have been restated to reflect current contractual arrangements.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


CLASS                                          1 YEAR            3 YEARS      5 YEARS         10 YEARS
Class A                                        $ 717             $ 1,016      $ 1,336         $ 2,242
-------------------------------------------------------------------------------------------------------
Class B: did not sell your shares              $ 241             $   742      $ 1,270         $ 2,492
         sold all your shares at
         the end of the period                 $ 741             $ 1,042      $ 1,470         $ 2,492
-------------------------------------------------------------------------------------------------------
Class C: did not sell your shares              $ 241             $   742      $ 1,270         $ 2,716
         sold all your shares at
         the end of the period                 $ 341             $   742      $ 1,270         $ 2,716
-------------------------------------------------------------------------------------------------------

YOUR ACCOUNT

HOW TO BUY SHARES


Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


          INVESTMENT MINIMUMS


          Initial Investment                                      $ 1,000
          Subsequent Investments                                  $    50
          Automatic Investment Plan*                              $    50
          Retirement Plan*                                        $    25


          * The initial investment minimum of $1,000 is waived on these plans.

          The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                            INSTRUCTIONS

Through your financial advisor    Your financial advisor can help you establish your account and buy Fund shares on your behalf.
                                  To receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m.
                                  Eastern time. Your financial advisor may charge you fees for executing the purchase for you.

By check (new account)            For new accounts send a completed application and check made payable to the Fund to the transfer agent, Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By check (existing account)       For existing accounts fill out and return the additional investment stub included in your account statement, or send a letter of instruction including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 8081, Boston,
                                  MA 02266-8081.

By exchange                       You or your financial advisor may acquire shares of the Fund for your account by exchanging shares you own in one fund for shares of the same class of the Fund at no additional cost.
                                  There may be an additional charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire                           You may purchase shares of the Fund by wiring money from your bank account to your Fund account. To wire funds to your Fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

By electronic funds transfer      You may purchase shares of the Fund by electronically transferring money from your bank account to your Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

Automatic investment plan         You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar cost averaging   You may purchase shares of the Fund for your account by exchanging $100 or more each month from another fund for shares of the same class of the Fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from. The designated amount will be exchanged on the third Tuesday of each month. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. You may terminate your program or change the amount of the exchange (subject to the $100 minimum) by calling 1-800-422-3737. Be sure to complete the appropriate section of the account application for this feature.

By dividend diversification       You may automatically invest dividends distributed by another fund into the same class of shares of the Fund at no additional sales charge. To invest your dividends in the Fund, call
                                  1-800-345-6611.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, the sales charge may be waived, as described below and in the Statement of Additional Information.


          CHOOSING A SHARE CLASS

          The Fund offers three classes of shares in this prospectus -- CLASS A, B AND C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. If your financial advisor does not participate in the Class B discount program, purchases of $250,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on your personal situation, your financial advisor can help you decide which class of shares makes the most sense for you.

          The Fund also offers three additional classes of shares -- Class T, G and Z shares exclusively to certain institutional and other investors through separate prospectuses.

CLASS A SHARES Your purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on an additional investment is based on the total amount of your purchase and the current value of your account. To determine the sales charge you pay on additional investments in Class A shares, we will add the amount of your additional investment to the current value of your account and base the sales charge on that total amount. A portion of the sales charge is paid as a commission to your financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the table below.

CLASS A SALES CHARGES



                                                                                          % OF OFFERING
                                            AS A % OF                                         PRICE
                                            THE PUBLIC                   AS A %            RETAINED BY
                                             OFFERING                   OF YOUR             FINANCIAL
AMOUNT INVESTED                               PRICE                    INVESTMENT            ADVISOR
Less than $50,000                             5.75                        6.10                5.00
---------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                 4.50                        4.71                3.75
---------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000                3.50                        3.63                2.75
---------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000                2.50                        2.56                2.00
---------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000              2.00                        2.04                1.75
---------------------------------------------------------------------------------------------------------
$1,000,000 or more                            0.00                        0.00                0.00


Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million (but less than $25 million) are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:


PURCHASES OVER $1 MILLION


AMOUNT PURCHASED                                             COMMISSION %
Less than $3 million                                            1.00
--------------------------------------------------------------------------
$3 million to less than $5 million                              0.80
--------------------------------------------------------------------------
$5 million to less than $25 million                             0.50
--------------------------------------------------------------------------
$25 million or more                                             0.25


The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

          UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES


          Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time you sell your shares. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. Ask your financial advisor or the Fund's distributor, or consult the SAI, for other instances in which the CDSC is waived. When you place an order to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through RIGHTS OF ACCUMULATION. If the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, reaches a sales charge discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a STATEMENT OF INTENT within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date. In addition, certain investors may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. See the Statement of Additional Information for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are made at Class B's net asset value. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays your financial advisor an up-front commission on sales of Class B shares as described in the charts below.

PURCHASES OF LESS THAN $250,000

CLASS B SALES CHARGES

                                                         % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                            SHARES ARE SOLD
Through first year                                            5.00
--------------------------------------------------------------------------
Through second year                                           4.00
--------------------------------------------------------------------------
Through third year                                            3.00
--------------------------------------------------------------------------
Through fourth year                                           3.00
--------------------------------------------------------------------------
Through fifth year                                            2.00
--------------------------------------------------------------------------
Through sixth year                                            1.00
--------------------------------------------------------------------------
Longer than six years                                         0.00

Commission to financial advisors is 5.00%.

Automatic conversion to Class A shares occurs eight years after purchase.


You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisor which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisors are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating financial advisors, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating financial advisors, RIGHTS OF ACCUMULATION apply, so that if the combined value of the Fund accounts in all classes maintained by you, your spouse or your minor children, together with the value of your current purchase, is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.


PURCHASES OF $250,000 TO LESS THAN $500,000:

CLASS B SALES CHARGES

                                                               % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                  SHARES ARE SOLD
Through first year                                                  3.00
--------------------------------------------------------------------------------
Through second year                                                 2.00
--------------------------------------------------------------------------------
Through third year                                                  1.00
--------------------------------------------------------------------------------
Longer than three years                                             0.00

Commission to financial advisors is 2.50%.

Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

CLASS B SALES CHARGES

                                                               % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                  SHARES ARE SOLD
Through first year                                                  3.00
--------------------------------------------------------------------------------
Through second year                                                 2.00
--------------------------------------------------------------------------------
Through third year                                                  1.00


Commission to financial advisors is 1.75%.

Automatic conversion to Class A shares occurs three years after purchase.

If you exchange into a fund participating in the Class B share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

CLASS C SHARES Your purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays your financial advisor an up-front commission of 1.00% on sales of Class C shares.


CLASS C SALES CHARGES

                                                             % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                SHARES ARE SOLD
Through first year                                                  1.00
--------------------------------------------------------------------------------
Longer than one year                                                0.00


HOW TO EXCHANGE SHARES


You may exchange your shares for shares of the same share class of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you are exchanging. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Shareholders of Liberty Acorn funds that qualify to purchase Class A shares at net asset value may exchange their Class A shares for Class Z shares of another fund distributed by Liberty Funds Distributor, Inc. (see the Statement of Additional Information for a description of these situations). Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:



METHOD                            INSTRUCTIONS
Through your financial advisor    You may call your financial advisor to place your sell order. To receive the current trading day's price, your financial advisor must receive your request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. Your financial advisor may charge you fees for executing a redemption for you.

By exchange                       You or your financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by
                                  Liberty Funds Distributor, Inc. at no additional cost. To exchange by telephone, call
                                  1-800-422-3737.

By telephone                      You or your financial advisor may sell shares of the Fund by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is
                                  $100,000 in a 30-day period. You do not need to set up this feature in advance of your call.
                                  Certain restrictions apply to retirement accounts. For details, call 1-800-345-6611.

By mail                           You may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In your letter of instruction, note the Fund's name, share class, account number, and the dollar value or number of shares you wish to sell.
                                  All account owners must sign the letter, and signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611.

                                  Mail your letter of instruction to Liberty Funds Services, Inc., P.O. Box 8081, Boston, MA
                                  02266-8081.

By wire                           You may sell shares of the Fund and request that the proceeds be wired to your bank. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the account application for this feature.

By systematic withdrawal plan     You may automatically sell a specified dollar amount or percentage of your account on a monthly, quarterly or semi-annual basis and have the proceeds sent to you if your account balance is at least $5,000. This feature is not available if you hold your shares in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic funds transfer      You may sell shares of the Fund and request that the proceeds be electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You must set up this feature prior to your request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES


The Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of shareholders, the Fund (and the other funds distributed by Liberty Funds Distributor, Inc.), reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.


DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B, and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Class B shares automatically convert to Class A shares after a certain number of years, eliminating a portion of the distribution fee upon conversion. Conversion may occur three, four or eight years after purchase, depending on the program under which you purchased your shares. See "Your Account; Sales Charges" for the conversion schedule applicable to Class B shares.

OTHER INFORMATION ABOUT YOUR ACCOUNT


HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).

When you request a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year.

Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.


SHARE CERTIFICATES Share certificates are not available for any class of shares offered by the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS


Dividends       Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

Capital gains   Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.



DISTRIBUTION OPTIONS The Fund distributes dividends quarterly and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option call 1-800-345-6611.


          UNDERSTANDING FUND DISTRIBUTIONS


          The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

DISTRIBUTION OPTIONS


     Reinvest all distributions in additional shares of your current fund

     Reinvest all distributions in shares of another fund
     Receive dividends in cash (see options below) and reinvest capital gains Receive all distributions in cash (with one of the following options):

        - send the check to your address of record

        - send the check to a third party address
        - transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions may also be subject to federal, state and local income tax.

MANAGING THE FUND

INVESTMENT ADVISOR


Fleet Investment Advisors Inc. (Fleet), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Fleet is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Fleet runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Fleet has been an investment advisor since 1984. Fleet also provides investment management and advisory services to individual and institutional clients. As of December 31, 2002, Fleet and its affiliates managed over $145 billion in assets.

For the 2002 fiscal year, aggregate advisory fees paid to Fleet by the Fund amounted to 0.75% of average daily net assets of the Fund.


PORTFOLIO MANAGER


WILLIAM M. GARRISON, Vice President of Fleet, is the manager for the Fund and has managed the Fund since June 2002. Mr. Garrison is also a Senior Vice President of Stein Roe & Farnham Incorporated, an affiliate of Fleet, where he has been employed since 1989 and has managed various investment portfolios since 1998.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Because the Class A, Class B and Class C shares were first offered after October 31, 2002, information is shown for the Fund's Class T shares. Information shown for Class T shares is that of the Retail A Shares of the Galaxy Fund for periods prior to November 18, 2002. Certain information reflects financial results for a single Class T share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which, for the fiscal years ended on and after October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods ended on and before October 31, 1998 has been audited by other independent auditors, whose report expressed an unqualified opinion on those financial statements and highlights. You can request a free annual report by calling 1-800-426-3750.


THE FUND


                                                                        YEAR ENDED OCTOBER 31,
                                                    2002          2001          2000          1999          1998
                                                   CLASS T       CLASS T       CLASS T       CLASS T       CLASS T
                                                   -------       -------       -------       -------       -------
NET ASSET VALUE --
BEGINNING OF PERIOD ($)                             14.95         21.75         15.66         13.63         20.94
---------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(a)                            (0.16)(d)     (0.17)        (0.22)        (0.23)        (0.19)
  Net realized and unrealized gain (loss)           (3.56)        (3.23)         6.31          2.26         (4.86)
---------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  (3.72)        (3.40)         6.09          2.03         (5.05)
---------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS ($):
  From net investment income                           --         (3.40)           --            --         (2.26)
  From net realized capital gains                      --            --(c)         --            --            --
---------------------------------------------------------------------------------------------------------------------
  Total Distributions Declared to
    Shareholders                                       --         (3.40)           --            --         (2.26)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
END OF PERIOD ($)                                   11.23         14.95         21.75         15.66         13.63
=====================================================================================================================
TOTAL RETURN (%)(b)(e)                             (24.88)       (17.03)        38.89         14.89        (26.26)
---------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (%):
  Expenses (excluding reimbursement/waiver)          1.49          1.42          1.44          1.54          1.47
  Expenses (including reimbursement/waiver)          1.46          1.42          1.44          1.53          1.46
  Net investment income (including
    reimbursement/waiver)                           (1.14)        (0.91)        (0.99)        (1.41)        (1.13)
  Portfolio turnover rate (%)                          96            75            91           105            78
  Net assets at end of period (000's) ($)          57,537        84,332       125,427        87,921        95,831



(a) Net investment loss per share before reimbursement/waiver of fees by the advisor and/or its affiliates and/or the administrator for Class T shares for the years ended October 31, 2002, 2001, 2000, 1999 and 1998 was $(0.17)(d), $(0.17), $(0.22), $(0.23) and $(0.19), respectively.

(b) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charge.

(c) Distributions in excess of net realized capital gains per share were less than $0.005.
(d) The selected per share data was calculated using the weighted average shares outstanding method during the period.
(e) Had the advisor not waived a portion of the expenses, total return would have been lower.

NOTES

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

FOR MORE INFORMATION


Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.


You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:


Liberty Funds Distributor, Inc.

One Financial Center
Boston, MA 02111-2621
1-800-426-3750

www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.


You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:


Public Reference Room

Securities and Exchange Commission
Washington, DC 20549-0102


Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty-Stein Roe Funds Investment Trust: 811-4978

- Liberty Small Company Equity Fund


[LIBERTY FUNDS(SM) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

(C) 2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621
800.426.3750 www.libertyfunds.com


                                                                725-01/878M-0203

  LIBERTY THEMATIC EQUITY FUNDS                       Prospectus, March 1, 2003



LIBERTY GLOBAL THEMATIC EQUITY FUND

LIBERTY EUROPEAN THEMATIC EQUITY FUND

CLASS Z SHARES

Advised by Stein Roe & Farnham Incorporated

--------------------------------------------------------------------------------
TABLE OF CONTENTS


THE FUNDS                                            2
------------------------------------------------------
Each of these sections discusses the following
topics: Investment Goal, Principal Investment
Strategies, Principal Investment Risks,
Performance History and Your Expenses
Liberty Global Thematic Equity Fund...............   2
Liberty European Thematic Equity Fund.............   6

YOUR ACCOUNT                                        10
------------------------------------------------------
How to Buy Shares.................................  10
Eligible Investors................................  10
Sales Charges.....................................  12
How to Exchange Shares............................  12
How to Sell Shares................................  12
Fund Policy on Trading of Fund Shares.............  13
Other Information About Your Account..............  14

MANAGING THE FUND                                   16
------------------------------------------------------
Investment Advisor................................  16
Investment Subadvisor.............................  16

OTHER INVESTMENT STRATEGIES AND RISKS               17
------------------------------------------------------

FINANCIAL HIGHLIGHTS                                19
------------------------------------------------------


Only eligible investors may purchase Class Z shares. See "Your Account -- Eligible Investors" for more information.
Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                Not FDIC Insured
                                                                  May Lose Value
                                                               No Bank Guarantee

    THE FUNDS    LIBERTY GLOBAL THEMATIC EQUITY FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goal by investing at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of U.S. and foreign companies. The companies in which the Fund invests generally have market capitalizations greater than $2.5 billion. Under normal circumstances, the Fund will be invested in equity securities of issuers in at least three countries including the United States. The Fund seeks to outperform the Morgan Stanley Capital International World Index (MSCI World Index) by employing a thematic investing strategy.


THEMATIC INVESTMENT PROCESS



The Fund's investment subadvisor, Nordea Investment Management North
America, Inc. (Nordea), uses a thematic strategy that is based on the belief that structural change in the global economy is the most important factor underlying individual company performance. The thematic approach combines top-down fundamental analysis of global structural changes with bottom-up stock picking based on the traditional considerations such as competitive advantage (for example, above-average cash flows), company strategy, industry dynamics and other factors that point to the return potential of a particular company. The subadvisor's portfolio management team has identified three core areas of structural change it currently views as driving the evolution of the global economy:



    -  demographic



    -  technology



    -  globalization



The implications of structural change, and the portfolio managers' understanding of those implications, form the basis for defining the themes that govern the stock selection process. An implication of demographic change, for example, is that people are living longer and more active lives. As a result, there is a need for adequate income in the retirement years. Underfunded public pension systems alone cannot meet this need and, as a consequence, demand for supplemental private investment products is likely to rise. This is the genesis of the SAVING FOR RETIREMENT theme. Following such a theme, the portfolio management team might consider investing in firms that provide retirement products. In so doing, the portfolio management team would look for the most promising companies providing these services and would apply a rigorous, disciplined approach in gauging the companies' prospects. Another theme that might derive from this implication, LONGER LIFE -- BETTER LIFE, would center on the growing demand for products and services that enhance the quality of life in the retirement years. Following this theme, the portfolio management team would invest in companies that provide entertainment, pharmaceutical, leisure and other products that are likely to be consumed at a later and perhaps also wealthier stage of life.


The thematic approach focuses on identifying and investing in individual companies that are best positioned to benefit from a particular theme, rather than on simply identifying and investing in the most promising region or sector. The portfolio management team may sell an individual holding if a change in the strategic direction or management of a company casts doubt on that company's continued ability to capitalize on a theme, and may consider selling holdings in all companies thought to be theme beneficiaries if the implications of a structural change no longer support that theme.


The portfolio management team also monitors regional and sector weightings in the risk management and optimization process to ensure that the Fund's sector and regional exposure does not deviate significantly from that of the Fund's benchmark.


----
2

 THE FUNDS  Liberty Global Thematic Equity Fund


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

MANAGEMENT RISK means that the subadvisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.


Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, it tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.



FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. Foreign securities may be less liquid than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delay in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



MARKET TIMERS. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers are short-term investors who buy shares of the Fund with the goal of selling the shares quickly for a profit. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to an increase in the Fund's net asset value (NAV) on the next pricing day. Market timing activity may be disruptive to Fund management, and negatively impact the investment returns of longer-term shareholders, since a market timer's profits are effectively paid directly out of the Fund's assets. Although the Fund attempts to discourage market timing activities, it may be unable to prevent all market timing.


An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the Fund's investment techniques, please refer to "Other Investment Strategies and Risks."

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns (before taxes) for its Class Z shares. On July 29, 2002, the Fund's outstanding shares were redesignated as Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, the performance results would have been


                                                                            ----

 THE FUNDS  Liberty Global Thematic Equity Fund



lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


   UNDERSTANDING PERFORMANCE


    CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each calendar year since the Fund commenced operations. They include the effects of Fund expenses.



    AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year and life-of-the-Fund periods. They include the effects of Fund expenses.


    The Fund's returns are compared to the MSCI World Index, an unmanaged group of world stocks that differs from the Fund's composition. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

 CALENDAR YEAR TOTAL RETURNS (CLASS Z)
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -16.49%
2002  -25.61%


For period shown in bar chart:                      Best quarter: 4th quarter 2001, +11.46%
                                                    Worst quarter: 3rd quarter 2002, -19.70%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002


                                            INCEPTION                      LIFE OF THE
                                               DATE           1 YEAR           FUND

Class Z (%)                                      1/2/01
  Return Before Taxes                                             -25.61          -21.18
  Return After Taxes on Distributions                             -25.63          -21.19
  Return After Taxes on Distributions
  and Sale of Fund Shares                                         -15.72          -16.52
----------------------------------------------------------------------------------------
 MSCI World Index (%)(1)                                          -19.89          -18.37
----------------------------------------------------------------------------------------


(1)  MSCI World Index performance information is from December 31, 2000.

----
4

 THE FUNDS  Liberty Global Thematic Equity Fund


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

   UNDERSTANDING EXPENSES

    ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

    EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same

    - Assumes reinvestment of all dividends and distributions

 SHAREHOLDER FEES(2) (PAID DIRECTLY FROM YOUR INVESTMENT)


 Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)       0.00
---------------------------------------------------
 Maximum deferred sales charge (load) on
 redemptions (%)
 (as a percentage of the lesser of purchase
 price or redemption price)                    0.00
---------------------------------------------------
 Redemption fee (%)(3)
 (as a percentage of amount redeemed)          2.00(4)



(2) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(3)  There is a $7.50 charge for wiring redemption proceeds to your bank.
(4) A 2% redemption fee, retained by the Fund, is imposed only on certain redemptions of Class Z shares held for 60 days or less.



 ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


 Management fee(5) (%)                         1.00
---------------------------------------------------
 Distribution and service (12b-1) fees (%)     0.00
---------------------------------------------------
 Other expenses (%)                            5.67
---------------------------------------------------
 Total annual fund operating expenses(6) (%)   6.67



(5) The Fund pays a management fee of 0.85% and an administrative fee of 0.15%. The Fund's investment advisor pays Nordea a subadvisory fee of 0.60% for managing the assets of the Fund.
(6) The Fund's investment advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for other expenses so that total annual fund operating expenses do not exceed 1.60%. As a result, management fees for Class Z shares would be 0.00%, other expenses for Class Z shares would be 1.60% and total annual fund operating expenses for Class Z shares would be 1.60%. This arrangement may be modified or terminated by the Fund's investment advisor at any time.



 EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


1 YEAR  3 YEARS  5 YEARS  10 YEARS

 $661   $1,951   $3,199    $6,139


                                                                            ----

    THE FUNDS    LIBERTY EUROPEAN THEMATIC EQUITY FUND

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
The Fund seeks to achieve its investment goal by investing at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of European companies of all sizes, including small and mid-sized companies. Under normal circumstances, the Fund will be substantially invested in equity securities of issuers of developed European countries. The Fund seeks to outperform the Morgan Stanley Capital International Europe Index (MSCI Europe Index) by employing a thematic investing strategy.


THEMATIC INVESTMENT PROCESS



The Fund's investment subadvisor, Nordea Investment Management North
America, Inc. (Nordea), uses a thematic strategy that is based on the belief that structural change in the global economy is the most important factor underlying individual company performance. The thematic approach combines top-down fundamental analysis of global structural changes with bottom-up stock picking based on the traditional considerations such as competitive advantage (for example, above-average cash flows), company strategy, industry dynamics and other factors that point to the return potential of a particular company. The subadvisor's portfolio management team has identified three core areas of structural change it currently views as driving the evolution of the global economy:



    -  demographic



    -  technology



    -  globalization



The implications of structural change, and the portfolio managers' understanding of those implications, form the basis for defining the themes that govern the stock selection process. An implication of demographic change, for example, is that people are living longer and more active lives. As a result, there is a need for adequate income in the retirement years. Underfunded public pension systems alone cannot meet this need and, as a consequence, demand for supplemental private investment products is likely to rise. This is the genesis of the SAVING FOR RETIREMENT theme. Following such a theme, the portfolio management team might consider investing in firms that provide retirement products. In so doing, the portfolio management team would look for the most promising companies providing these services and would apply a rigorous, disciplined approach in gauging the companies' prospects. Another theme that might derive from this implication, LONGER LIFE -- BETTER LIFE, would center on the growing demand for products and services that enhance the quality of life in the retirement years. Following this theme, the portfolio management team would invest in companies that provide entertainment, pharmaceutical, leisure and other products that are likely to be consumed at a later and perhaps also wealthier stage of life.


The thematic approach focuses on identifying and investing in individual companies that are best positioned to benefit from a particular theme, rather than on simply identifying and investing in the most promising region or sector. The portfolio management team may sell an individual holding if a change in the strategic direction or management of a company casts doubt on that company's continued ability to capitalize on a theme, and may consider selling holdings in all companies thought to be theme beneficiaries if the implications of a structural change no longer support that theme.


The portfolio management team also monitors regional and sector weightings in the risk management and optimization process to ensure that the Fund's sector and regional exposure does not deviate significantly from that of the Fund's benchmark.


----
6

 THE FUNDS  Liberty European Thematic Equity Fund


PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

MANAGEMENT RISK means that the subadvisor's stock selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. MARKET RISK means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to EQUITY RISK. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the equity market tends to move in cycles. Individual stock prices may fluctuate drastically from day-to-day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.


FOREIGN SECURITIES are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. Foreign securities may be less liquid than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.



MARKET TIMERS. Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers are short-term investors who buy shares of the Fund with the goal of selling the shares quickly for a profit. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to an increase in the Fund's net asset value (NAV) on the next pricing day. Market timing activity may be disruptive to Fund management, and negatively impact the investment returns of longer-term shareholders, since a market timer's profits are effectively paid directly out of the Fund's assets. Although the Fund attempts to discourage market timing activities, it may be unable to prevent all market timing.


SMALL-CAP AND MID-CAP COMPANIES are more likely than large companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of small and mid-size companies may trade less frequently, in smaller volumes and fluctuate more sharply in price than stocks of large companies. In addition, they may not be widely followed by the investment community, which can lower demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the Fund's investment techniques, please refer to "Other Investment Strategies and Risks."

                                                                            ----

 THE FUNDS  Liberty European Thematic Equity Fund


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

The bar chart below shows changes in the Fund's performance from year to year by illustrating the Fund's calendar year total returns for its Class Z shares. On July 29, 2002, the Fund's outstanding shares were redesignated as Class Z shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class Z shares compare with those of a broad measure of market performance for 1 year and the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing the changes in the Fund's performance. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements were not in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.


   UNDERSTANDING PERFORMANCE


    CALENDAR YEAR TOTAL RETURNS show the Fund's Class Z share performance for each calendar year since the Fund commenced operations. They include the effects of Fund expenses.



    AVERAGE ANNUAL TOTAL RETURNS are a measure of the Fund's average performance over the past one-year and life-of-the-Fund periods. They include the effects of Fund expenses.


    The Fund's returns are compared to the MSCI Europe Index, an unmanaged group of European stocks that differs from the Fund's composition. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. It is not possible to invest directly in indices.

 CALENDAR YEAR TOTAL RETURNS (CLASS Z)
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001  -21.61%
2002  -24.31%


For period shown in bar chart                       Best quarter: 4th quarter 2002, +10.61%
                                                    Worst quarter: 1st quarter 2002, -26.34%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


 AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2002


                                          INCEPTION                   LIFE OF THE
                                            DATE         1 YEAR           FUND

 Class Z (%)                                1/2/01
  Return Before Taxes                                        -24.31          -22.97
  Return After Taxes on Distributions                        -24.76          -23.22
  Return After Taxes on Distributions
  and Sale of Fund Shares                                    -14.84          -17.93
-----------------------------------------------------------------------------------
MSCI Europe Index (%)(7)                                     -18.38          -19.14
-----------------------------------------------------------------------------------



(7)  MSCI Europe Index performance information is from December 31, 2000.


----
8

 THE FUNDS  Liberty European Thematic Equity Fund


YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.

   UNDERSTANDING EXPENSES

    ANNUAL FUND OPERATING EXPENSES are paid by the Fund. They include management and administration fees and other administrative costs including pricing and custody services.

    EXAMPLE EXPENSES help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

    - $10,000 initial investment

    - 5% total return for each year

    - Fund operating expenses remain the same

    - Assumes reinvestment of all dividends and distributions

 SHAREHOLDER FEES(8) (PAID DIRECTLY FROM YOUR INVESTMENT)


 Maximum sales charge (load) on purchases (%)
 (as a percentage of the offering price)       0.00
---------------------------------------------------
 Maximum deferred sales charge (load) on
 redemptions (%)
 (as a percentage of the lesser of purchase
 price or redemption price)                    0.00
---------------------------------------------------
 Redemption fee (%)(9)
 (as a percentage of amount redeemed)          2.00(10)



(8) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.
(9)  There is a $7.50 charge for wiring redemption proceeds to your bank.
(10) A 2% redemption fee, retained by the Fund, is imposed only on certain redemptions of Class Z shares held for 60 days or less.



 ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)


 Management fee(11) (%)                        1.00
---------------------------------------------------
 Distribution and service (12b-1) fees (%)     0.00
---------------------------------------------------
 Other expenses (%)                            6.68
---------------------------------------------------
 Total annual fund operating expenses(12) (%)  7.68



(11) The Fund pays a management fee of 0.85% and an administrative fee of 0.15%. The Fund's investment advisor pays Nordea a subadvisory fee of 0.60% for managing the assets of the Fund.
(12) The Fund's investment advisor has voluntarily agreed to waive advisory fees and reimburse the Fund for other expenses so that total annual fund operating expenses do not exceed 1.60%. As a result, the actual management fee for Class Z shares would be 0.00%, other expenses for Class Z shares would be 1.60% and total annual fund operating expenses for Class Z shares would be 1.60%. This arrangement may be modified or terminated by the Fund's investment advisor at any time.



 EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)


1 YEAR  3 YEARS  5 YEARS  10 YEARS

 $758   $2,213   $3,591    $6,726


                                                                            ----

 YOUR ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

When the Funds receive your purchase request in "good form," your shares will be bought at the next calculated price. "Good form" means that you placed your order with your financial advisor or your payment has been received and your application is complete, including all necessary signatures.


 OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:


METHOD                                                  INSTRUCTIONS

 Through your                        Your financial advisor can help you establish your
 financial advisor                   account and buy Fund shares on your behalf. To
                                     receive the current trading day's price, your
                                     financial advisor must receive your request prior
                                     to the close of regular trading on the New York
                                     Stock Exchange (NYSE), usually 4:00 p.m. Eastern
                                     time. Your financial advisor may charge you fees
                                     for executing the purchase for you.
---------------------------------------------------------------------------------------
 By check                            For new accounts send a completed application and
 (new account)                       check made payable to the Fund to the transfer
                                     agent, Liberty Funds Services, Inc., P.O. Box
                                     8081, Boston, MA 02266-8081.
---------------------------------------------------------------------------------------
 By check                            For existing accounts fill out and return the
 (existing account)                  additional investment stub included in your
                                     account statement, or send a letter of instruction
                                     including your Fund name and account number with a
                                     check made payable to the Fund to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may acquire shares
                                     of the Fund for your account by exchanging Class Z
                                     shares you own in one fund for Class Z shares of
                                     the Fund at no additional cost. There may be an
                                     additional charge if exchanging from a money
                                     market fund. To exchange by telephone, call
                                     1-800-338-2550.
---------------------------------------------------------------------------------------
 By wire                             You may purchase shares of the Fund by wiring
                                     money from your bank account to your Fund account.
                                     To wire funds to your Fund account, call
                                     1-800-338-2550 to obtain a control number and the
                                     wiring instructions.
---------------------------------------------------------------------------------------
 By electronic funds                 You may purchase shares of the Fund by
 transfer                            electronically transferring money from your bank
                                     account to your Fund account by calling
                                     1-800-338-2550. An electronic funds transfer may
                                     take up to two business days to settle and be
                                     considered in "good form." You must set up this
                                     feature prior to your telephone request. Be sure
                                     to complete the appropriate section of the
                                     application.
---------------------------------------------------------------------------------------
 Automatic investment                You may make monthly or quarterly investments
 plan                                automatically from your bank account to your Fund
                                     account. You may select a pre-authorized amount to
                                     be sent via electronic funds transfer. Be sure to
                                     complete the appropriate section of the
                                     application for this feature.
---------------------------------------------------------------------------------------
 Automated dollar                    You may purchase shares of the Fund for your
 cost averaging                      account by exchanging $100 or more each month from
                                     another fund for shares of the same class of the
                                     Fund at no additional cost. You must have a
                                     current balance of at least $5,000 in the fund the
                                     money is coming from. The designated amount will
                                     be exchanged on the third Tuesday of each month.
                                     Exchanges will continue so long as your fund
                                     balance is sufficient to complete the transfers.
                                     You may terminate your program or change the
                                     amount of the exchange (subject to the $100
                                     minimum) by calling 1-800-338-2550. Be sure to
                                     complete the appropriate section of the account
                                     application for this feature.
---------------------------------------------------------------------------------------
 By dividend                         You may automatically invest dividends distributed
 diversification                     by another fund into the same class of shares of
                                     the Fund at no additional sales charge. To invest
                                     your dividends in the Fund, call 1-800-338-2550.


ELIGIBLE INVESTORS
--------------------------------------------------------------------------------

Only Eligible Investors may purchase Class Z shares, directly or by exchange. The Eligible Investors described below are subject to different minimum initial investment requirements. Eligible Investors and their applicable investment minimums are as follows:



$1,000 minimum initial investment



    - any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. (distributor) (i) who holds Class Z shares; (ii) who holds Class A shares that were obtained by exchanging with Class Z shares; or (iii) who purchased certain no-load shares of funds merged with funds distributed by the distributor;



    - any trustee or director (or family member) of any fund distributed by the distributor; and


----
10

 Your Account



    - any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries.



$100,000 minimum initial investment



    - clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and



    - any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account.



No minimum initial investment



    - any client of Fleet National Bank (Fleet) or a subsidiary (for shares purchased through an asset management, trust, retirement plan administration or similar arrangement with Fleet or the subsidiary);



    - a retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from the distributor or through a third-party broker-dealer;



    - investors purchasing through Columbia Management Group state tuition plans organized under Section 529 of the Internal Revenue Code; and



    - any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.



The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.


                                                                            ----

 Your Account


SALES CHARGES
--------------------------------------------------------------------------------
Your purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

You may exchange your shares for Class Z or Class A shares of another fund distributed by Liberty Funds Distributor, Inc. at net asset value. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event, and you may realize a gain or a loss for tax purposes. Either Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact its ability to manage the Fund. To exchange by telephone, call 1-800-338-2550. For more information, see "Fund Policy on Trading of Fund Shares."


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You may sell shares of the Funds on any regular business day that the NYSE is open.



When a Fund receive your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, and (ii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-338-2550. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.



A Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see "Fund Policy on Trading of Fund Shares" below as well as the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.


----
12

 Your Account


 OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:


METHOD                                                  INSTRUCTIONS

 Through your                        You may call your financial advisor to place your
 financial advisor                   sell order. To receive the current trading day's
                                     price, your financial advisor must receive your
                                     request prior to the close of regular trading on
                                     the NYSE, usually 4:00 p.m. Eastern time. Your
                                     financial advisor may charge you fees for
                                     executing a redemption for you.
---------------------------------------------------------------------------------------
 By exchange                         You or your financial advisor may sell shares of
                                     the Fund by exchanging from the Fund into Class Z
                                     shares or Class A shares of another fund at no
                                     additional cost. To exchange by telephone, call
                                     1-800-338-2550.
---------------------------------------------------------------------------------------
 By telephone                        You or your financial advisor may sell shares of
                                     the Fund by telephone and request that a check be
                                     sent to your address of record by calling
                                     1-800-338-2550, unless you have notified the Fund
                                     of an address change within the previous 30 days.
                                     The dollar limit for telephone sales is $100,000
                                     in a 30-day period. You do not need to set up this
                                     feature in advance of your call. Certain
                                     restrictions apply to retirement accounts. For
                                     details, call 1-800-338-2550.
---------------------------------------------------------------------------------------
 By mail                             You may send a signed letter of instruction to the
                                     address below. In your letter of instruction, note
                                     the Fund's name, share class, account number, and
                                     the dollar value or number of shares you wish to
                                     sell. All account owners must sign the letter, and
                                     signatures must be guaranteed by either a bank, a
                                     member firm of a national stock exchange or
                                     another eligible guarantor institution. Additional
                                     documentation is required for sales by
                                     corporations, agents, fiduciaries, surviving joint
                                     owners and individual retirement account owners.
                                     For details, call 1-800-338-2550.
                                     Mail your letter of instruction to Liberty Funds
                                     Services, Inc., P.O. Box 8081, Boston, MA
                                     02266-8081.
---------------------------------------------------------------------------------------
 By wire                             You may sell shares of the Fund and request that
                                     the proceeds be wired to your bank. You must set
                                     up this feature prior to your telephone request.
                                     Be sure to complete the appropriate section of the
                                     account application for this feature.
---------------------------------------------------------------------------------------
 By systematic                       You may automatically sell a specified dollar
 withdrawal plan                     amount or percentage of your account on a monthly,
                                     quarterly or semi-annual basis and have the
                                     proceeds sent to you if your account balance is at
                                     least $5,000. All dividend and capital gains
                                     distributions must be reinvested. Be sure to
                                     complete the appropriate section of the account
                                     application for this feature.
---------------------------------------------------------------------------------------
 By electronic                       You may sell shares of the Fund and request that
 funds transfer                      the proceeds be electronically transferred to your
                                     bank. Proceeds may take up to two business days to
                                     be received by your bank. You must set up this
                                     feature prior to your request. Be sure to complete
                                     the appropriate section of the account application
                                     for this feature.


FUND POLICY ON TRADING OF FUND SHARES
--------------------------------------------------------------------------------

The Funds do not permit short-term or excessive trading in their shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the shareholders, the Funds (and the other funds distributed by the Liberty Funds Distributor, Inc.) reserve the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive.



A redemption fee of 2% of redemption proceeds will be imposed on redemptions (including redemptions by exchange) of Class Z shares of the Funds that were owned for 60 days or less. The redemption fee will be deducted from your redemption proceeds and retained by the Fund to help cover the costs of short-term investments to the Fund and its long-term shareholders. The redemption fee will not apply to (i) shares purchased through reinvestment of dividends and distributions; (ii) shares redeemed by exchange into another fund distributed by Liberty Funds Distributor, Inc. that has a redemption fee; or
(iii) shares held for any client of Fleet or one of its subsidiaries through a discretionary asset management arrangement with Fleet or the subsidiary. In the case of 401(k) plans, the redemption fee is applied at the participant level or, for plans that are unable to apply the redemption fee at the participant level, the plan level. The redemption fee will be applied assuming that shares held the longest are redeemed first. Shares purchased prior to February 10, 2003 are not subject to the redemption fee. Each Fund, in its sole discretion, may temporarily waive the redemption fee for 401(k) plans that are in the process of liquidating their Fund investment or adding the Fund as an investment option.


                                                                            ----

 Your Account


OTHER INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of the Fund's Class Z shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday).


When you request a transaction, it will be processed at the net asset value next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor, your financial advisor must receive your order by the close of trading on the NYSE to receive that day's price.


A Fund determines its net asset value for its Class Z shares by dividing total net assets attributable to Class Z shares by the number of outstanding Class Z shares. In determining the net asset value, a Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Funds hold securities that are traded on foreign exchanges, the value of a Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect a Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, a Fund may use other data to determine the fair value of the securities.


You can find the daily prices of some share classes for the Funds in most major daily newspapers under the heading "Liberty." You can find daily prices for all share classes by visiting www.libertyfunds.com.


ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value) you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Funds' transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class Z shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES Each Fund has the potential to make the following distributions:

 TYPES OF DISTRIBUTIONS

 Dividends       Represents interest and dividends earned from
                 securities held by the Fund, net of expenses
                 incurred by the Fund.
-------------------------------------------------------------------
 Capital gains   Represents net long-term capital gains on sales of
                 securities held for more than 12 months and net
                 short-term capital gains, which are gains on sales
                 of securities held for a 12-month period or less.


DISTRIBUTION OPTIONS Each Fund distributes dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-338-2550.


If you do not indicate on your application or at the time your account is established your preference for handling distributions, a Fund will automatically reinvest all distributions in additional shares of the Fund.

   UNDERSTANDING FUND DISTRIBUTIONS

    The Funds may earn income from the securities they hold. The Funds also may realize capital gains or losses on sales of its securities. The Funds distribute substantially all of their net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of a Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

----
14

 Your Account


 DISTRIBUTION OPTIONS


 Reinvest all distributions in additional shares
 of your current fund
---------------------------------------------------------
 Reinvest all distributions in shares of another
 fund
---------------------------------------------------------
 Receive dividends in cash (see options below) and
 reinvest capital gains
---------------------------------------------------------
 Receive all distributions in cash (with one of the following options):

    -   send the check to your address of record
    -   send the check to a third party address
    -   transfer the money to your bank via electronic funds transfer


Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution and all subsequent distributions, will be reinvested in additional shares of that Fund. All subsequent distributions will be reinvested.



TAX CONSEQUENCES Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending where you live, distributions may also be subject to state and local income taxes.


In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in a Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.


In addition to the dividends and capital gains distributions made by a Fund, you may realize a capital gain or loss when selling or exchanging shares of a Fund. Such transactions also may be subject to federal, state and local income tax.


                                                                            ----

 MANAGING THE FUND

INVESTMENT ADVISOR
--------------------------------------------------------------------------------

Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Suite 3500, Chicago, Illinois 60606, is the Funds' investment advisor. The investment advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Stein Roe has been an investment advisor since 1949. As of December 31, 2002, Stein Roe and its affiliates managed over $145 billion in assets.


Stein Roe's mutual funds and institutional investment advisory businesses are part of a larger organization known as Columbia Management Group, Inc. (Columbia Management). Columbia Management is a wholly owned subsidiary of FleetBoston Financial Corporation and includes several separate legal entities. Stein Roe and these other legal entities are managed by a single management team. These Columbia Management entities also share personnel, facilities and systems that may be used in providing administrative or operational services to a Fund. Stein Roe is a registered investment advisor.


For the 2002 fiscal year, aggregate advisory fees paid to Stein Roe by each Fund amounted to 0.00% of average daily net assets of each Fund.


INVESTMENT SUBADVISOR
--------------------------------------------------------------------------------

Nordea Investment Management North America, Inc. (Nordea), located at 437 Madison Avenue, New York, New York 10022, is the Funds' investment subadvisor. In its duties as investment subadvisor, Nordea runs each Fund's day-to-day business, including placing all orders for the purchase and sale of a Fund's portfolio securities. Stein Roe pays Nordea a subadvisory fee equal to 0.60% of the average daily net asset value of each Fund. Nordea, a registered investment advisor since 2001, replaced Nordea Securities, Inc. (NSI) as the investment subadvisor for the Funds effective January 1, 2002. Nordea is an indirect, wholly owned subsidiary of Nordea AB (formerly Nordic Baltic Holding Group), one of Scandinavia's leading financial institutions. As part of an internal reorganization, Nordea AB created Nordea to assume the investment management business of NSI. Nordea manages and operates its investment management business in substantially the same manner as NSI managed and operated its investment management business. The same personnel who performed investment management functions for the Funds at NSI continue to perform those functions on behalf of Nordea. Nordea's investment decisions for each Fund are made by an investment team. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a subadvisory basis. As of December 31, 2002, Nordea managed over $1 billion in assets.


----
16

 OTHER INVESTMENT STRATEGIES AND RISKS


The Funds' principal investment strategies and their associated risks are described under "The Fund -- Principal Investment Strategies" and "The Fund -- Principal Investment Risks". This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve its investment goal, each Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. The advisor may elect not to buy any of these securities or use any of these techniques unless it believes that doing so will help the Funds achieve their investment goals. These types of securities and investment practices, their associated risks and the Funds' fundamental and non-fundamental investment policies are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). Except as otherwise noted, approval by the Funds' shareholders is not required to modify or change the Funds' investment goals or any of their investment strategies.


FUTURES AND OPTIONS
--------------------------------------------------------------------------------

The Funds may use futures to gain exposure to groups of stocks or individual issuers. The Funds may use futures to invest cash pending direct investments in stocks and to enhance their return. They may also use futures and options on futures to decrease equity exposure or to adjust interest rate duration of their fixed-income security holdings. The Funds may use options on securities to earn additional income or to hedge against price erosion in the underlying security for the intermediate term. A future is an agreement to buy or sell a specific amount of a financial instrument or physical commodity for an agreed-upon price at a certain time in the future. Investments in futures and options are relatively efficient since they typically cost less than direct investments in the underlying securities. However, the Funds may lose money if the advisor does not correctly anticipate the market movements of those underlying securities.


SHORT SALES
--------------------------------------------------------------------------------
The Funds may make short sales of securities. Short selling involves the sale of borrowed securities. When a Fund thinks the price of a stock will decline, it borrows the stock and then sells the borrowed stock. When a Fund has to return the borrowed stock, it tries to buy the stock at a lower price. If the Fund is successful, it has a capital gain. If the Fund is unsuccessful and buys the stock at a higher price than the price at which it sold the stock, the Fund has a capital loss. A Fund's capital gains and losses may result in federal income tax consequences to the Fund's shareholders. Short selling involves certain risks. A Fund could have a loss if the borrowed security increases in value and if the purchased security declines in value.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------
There are no limits on turnover. Turnover may vary significantly from year to year. Nordea does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities (including securities purchased in initial public offerings) in anticipation of relatively short-term price gains. The Funds will also sell securities without regard to turnover if they believe that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return.

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, Nordea may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

                                                                            ----

 Other Investment Strategies and Risks


INTERFUND LENDING PROGRAM
--------------------------------------------------------------------------------
The Funds may lend money to and borrow from other funds advised by the advisor. The Funds will do so when the advisor believes such lending or borrowing is necessary and appropriate. Borrowing costs will be the same as or lower than the costs of a bank loan.

PURCHASE AND SALE DECISIONS
--------------------------------------------------------------------------------
Nordea's portfolio managers review holdings in terms of five key elements:


INVESTMENT ALTERNATIVES. Nordea regularly monitors investment holdings to ensure that the stocks selected reflect the most attractive risk-return profiles for the portfolio. The portfolio managers work to maintain stability in the number of stocks in the portfolio: one stock "in" usually results in one stock "out." New stock ideas are introduced and discussed continuously as alternatives to existing holdings.


ABILITY TO CAPITALIZE ON A THEME. A company's ability to capitalize on a theme is equally important in Nordea's buy and sell disciplines. News indicating a significant change in a company's strategy or management priorities leads to a review of the company by the portfolio managers. Nordea also meets periodically with company management to verify the portfolio managers' assessment of a company's strategic direction and management's ability to maintain it. Should further analysis lead to doubt as to a company's continued ability to capitalize on a theme, Nordea may sell the security.

THEME DETERIORATION. If a theme deteriorates, all stocks previously characterized as beneficiaries of that theme are reviewed. If no other theme is shown to be driving an individual stock, Nordea will sell the stock.

PRICE CAPITALIZATION. Price movements of individual stocks are reviewed by the team on a weekly basis. Large price movements lead to further review and analysis of the stock's risk-return profile and the fundamentals of the underlying company. Negative indications from any of these factors may lead to a sale.

PORTFOLIO OPTIMIZATION AND RISK CONTROL. The portfolio managers also identify potential sell candidates through monthly risk-optimization analysis. By evaluating the risk related to market expectations and valuations against corresponding consensus risk and valuation estimates developed by Nordea, the portfolio managers are able to apply a robust analytic overlay in decisions to increase or decrease holdings in the portfolio.

----
18

 FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' Class Z financial performance. Information is shown for the Funds' fiscal years since inception, which run from November 1 to October 31, unless otherwise indicated. Certain information reflects financial results for a single Class Z share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements which have been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report. You can request a free annual report by calling 1-800-426-3750.

 GLOBAL THEMATIC EQUITY FUND


                                          YEAR ENDED   PERIOD ENDED
                                          OCTOBER 31,  OCTOBER 31,
                                            2002(A)      2001(B)
                                            Class Z      Class Z

 NET ASSET VALUE --
 BEGINNING OF PERIOD ($)                        7.78        10.13
-------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(c)                       (0.02)       (0.03)
  Net realized and unrealized
  loss on investments and foreign
  currency                                     (1.39)       (2.32)
-------------------------------------------------------------------
  Total from Investment Operations             (1.41)       (2.35)
-------------------------------------------------------------------
 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
  From net investment income                      --(d)         --
-------------------------------------------------------------------
 NET ASSET VALUE --
 END OF PERIOD ($)                              6.37         7.78
-------------------------------------------------------------------
 TOTAL RETURN (%)(E)(F)                       (18.08)      (23.20)(g)
-------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
  Expenses(h)                                   1.60         1.60(i)
  Net investment loss(h)                       (0.25)       (0.40)(i)
  Waiver/reimbursement                          5.07         5.54(i)
 Portfolio turnover rate                          41           15(g)
 Net assets, end of period (000's) ($)         1,249        1,594



(a) On July 29, 2002, the Stein Roe Global Thematic Equity Fund was renamed the Liberty Global Thematic Equity Fund, and the Fund's outstanding shares were redesignated as Class Z shares.
(b)  The Fund commenced operations on January 2, 2001.
(c) Per share data was calculated using average shares outstanding during the period.
(d)  Rounds to less than $0.01 per share.
(e) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Total return at net asset value assuming all distributions reinvested.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(i)  Annualized.



                                                                            ----

 Financial Highlights


 EUROPEAN THEMATIC EQUITY FUND


                                          YEAR ENDED   PERIOD ENDED
                                          OCTOBER 31,  OCTOBER 31,
                                            2002(A)      2001(B)
                                            Class Z      Class Z

 NET ASSET VALUE --
 BEGINNING OF PERIOD ($)                        7.46        10.18
-------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment loss(c)                        0.01         0.05
  Net realized and unrealized loss
  on investments and foreign currency          (1.44)       (2.77)
-------------------------------------------------------------------
  Total from Investment Operations             (1.43)       (2.72)
-------------------------------------------------------------------
 LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
  From net investment income                   (0.13)          --
-------------------------------------------------------------------
 NET ASSET VALUE --
 END OF PERIOD ($)                              5.90         7.46
-------------------------------------------------------------------
 TOTAL RETURN (%)(D)(E)                       (19.58)      (26.72)(f)
-------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (%):
  Expenses(g)                                   1.60         1.60(h)
  Net investment income(g)                      0.07         0.71(h)
  Waiver/reimbursement                          6.08         5.57(h)
 Portfolio turnover rate (%)                      71           33(f)
 Net assets, end of period (000's) ($)           934        1,175



(a) On July 29, 2002, the Stein Roe European Thematic Equity Fund was renamed the Liberty European Thematic Equity Fund, and the Fund's outstanding shares were redesignated as Class Z shares.
(b)  The Fund commenced operations on January 2, 2001.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Had the advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e)  Total return at net asset value assuming all distributions reinvested.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h)  Annualized.



----
20

 NOTES

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                                                                              21

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22
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                                                                              23

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance over their last fiscal year.


You may wish to read the Funds' Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission internet site at www.sec.gov.

You can review and copy information about the Funds by visiting the following location, and you can obtain copies, upon payment of a duplicating fee by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Stein Roe Funds Investment Trust: 811-4978

-  Liberty Global Thematic Equity Fund
   (formerly named Stein Roe Global Thematic Equity Fund)

-  Liberty European Thematic Equity Fund
   (formerly named Stein Roe European Thematic Equity Fund)

--------------------------------------------------------------------------------

[LOGO]
LIBERTYFUNDS
A MEMBER OF COLUMBIA MANAGEMENT GROUP
(C)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621
800.426.3750 www.libertyfunds.com

                                                                LTF-01/993M-0203

                          LIBERTY ASSET ALLOCATION FUND
                           LIBERTY EQUITY GROWTH FUND
                            LIBERTY EQUITY VALUE FUND
                           LIBERTY LARGE CAP CORE FUND
                        LIBERTY INTERNATIONAL EQUITY FUND
                             LIBERTY SMALL CAP FUND
                        LIBERTY SMALL COMPANY EQUITY FUND
                          LIBERTY STRATEGIC EQUITY FUND
               SERIES OF LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2003

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectuses of Liberty Asset Allocation Fund, Liberty Equity Growth Fund, Liberty Equity Value Fund, Liberty Large Cap Core Fund, Liberty International Equity Fund, Liberty Small Cap Fund, Liberty Small Company Equity Fund and Liberty Strategic Equity Fund (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Funds dated March 1, 2003, as applicable. This SAI should be read together with a Prospectus of the Funds and the most recent Annual Report dated October 31, 2002, and Semi-Annual Report dated April 30, 2002, for the relevant Predecessor Fund (as defined below). Investors may obtain a free copy of a Prospectus and the Annual and Semi-Annual Reports from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Accountants appearing in each Predecessor Fund's October 31, 2002, Annual Report and the Financial Statements appearing in each Predecessor Fund's April 30, 2002, Semi-Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

TABLE OF CONTENTS

  PART 1                                                                                            PAGE
  Definitions                                                                                        b
  Organization and History                                                                           b
  Investment Goal and Policies                                                                       c
  Fundamental and Non-Fundamental Investment Policies                                                c
  Portfolio Turnover                                                                                 i
  Fund Charges and Expenses                                                                          i
  Investment Performance                                                                             ff
  Custodian of the Funds                                                                             ii
  Independent Auditors                                                                               ii

  PART 2
  Miscellaneous Investment Practices                                                                 1
  Taxes                                                                                              20
  Counsel to the Funds                                                                               23
  Management of the Funds                                                                            23
  Determination of Net Asset Value                                                                   30
  How to Buy Shares                                                                                  31
  Special Purchase Programs/Investor Services                                                        32
  Programs for Reducing or Eliminating Sales Charges                                                 34
  How to Sell Shares                                                                                 36
  Distributions                                                                                      40
  How to Exchange Shares                                                                             41
  Suspension of Redemptions                                                                          41
  Shareholder Liability                                                                              41
  Shareholder Meetings                                                                               41
  Performance Measures                                                                               42
  Appendix I                                                                                         44
  Appendix II                                                                                        49
  Appendix III                                                                                       57
        XX-XX-XX

                                       a

                                     PART 1
                          LIBERTY ASSET ALLOCATION FUND
                           LIBERTY EQUITY GROWTH FUND
                            LIBERTY EQUITY VALUE FUND
                           LIBERTY LARGE CAP CORE FUND
                        LIBERTY INTERNATIONAL EQUITY FUND
                             LIBERTY SMALL CAP FUND
                        LIBERTY SMALL COMPANY EQUITY FUND
                          LIBERTY STRATEGIC EQUITY FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2003

DEFINITIONS

  "Asset Allocation Fund" or "Fund"              Liberty Asset Allocation Fund
  "Growth Fund" or "Fund"                        Liberty Equity Growth Fund
  "Value Fund" or "Fund"                         Liberty Equity Value Fund
  "Large Cap Fund" or "Fund"                     Liberty Large Cap Core Fund
  "International Fund" or "Fund"                 Liberty International Equity Fund
  "Small Cap Fund" or "Fund"                     Liberty Small Cap Fund
  "Small Company Fund" or "Fund"                 Liberty Small Company Equity Fund
  "Strategic Fund" or "Fund"                     Liberty Strategic Equity Fund
  "Predecessor Fund" or "Predecessor Funds"      See below under "Organization and History"
  "Trust"                                        Liberty-Stein Roe Funds Investment Trust
  "Advisor"                                      Fleet Investment Advisors Inc., the Funds' investment advisor
  "Administrator"                                Stein-Roe & Farnham, Inc., the Funds' administrator
  "LFD"                                          Liberty Funds Distributor, Inc., the Funds' distributor
  "LFS"                                          Liberty Funds Services, Inc., the Funds' shareholder services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. Each Fund is an open-end, management investment company that represents the entire interest in a separate series of the Trust and is a diversified series of the Trust. Each Fund is the successor to a separate series of The Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 18, 2002, November 25, 2002 and December 9, 2002, the series of The Galaxy Fund to which the Funds succeeded (the "Predecessor Funds") were reorganized as separate series of the Trust. Class A shares of the Funds were issued in exchange for Prime A Shares of the Predecessor Funds, Class B shares of the Funds were issued in exchange for Prime B Shares of the Predecessor Funds, Class T shares of the Funds were issued in exchange for Retail A Shares of the Predecessor Funds, Class G shares of the Funds were issued in exchange for Retail B Shares of the Predecessor Funds and Class Z shares of the Funds were issued in exchange for Trust Shares of the Predecessor Funds.

The Asset Allocation Fund commenced operations on December 30, 1991; the Growth Fund commenced operations on December 14, 1990; the Value Fund commenced operations on September 1, 1988; the International Fund commenced operations December 30, 1991; the Small Company Fund commenced operations on December 30, 1991; and the Strategic Fund commenced operations on March 4, 1998.

The Large Cap Fund and Small Cap Fund commenced operations on December 14, 1992, as separate portfolios (the "Predecessor Large Cap Fund" and "Predecessor Small Cap Fund," respectively, and collectively, the "Predecessor Shawmut Funds") of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Funds were reorganized as new portfolios of The Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Funds offered and sold shares of beneficial interest that were similar to The Galaxy Fund's Trust Shares and Retail A Shares.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

On February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999, from "Stein Roe Investment Trust" to its current name.

                                       b

INVESTMENT GOAL AND POLICIES

The Prospectuses describe each Fund's investment goal and investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds, unless otherwise noted, subject to any restrictions described in Part 1 of this SAI:

       Custody Receipts and Trust Certificates (the Asset Allocation Fund only) Short-Term Trading
       Small Companies (the Small Cap and Small Company Funds only)
       Common Stock, Preferred Stock and Warrants
       Foreign Securities
       Other Investment Companies
       Money Market Instruments
       Securities Loans
       Forward Commitments
           "When-Issued" Securities (the Large Cap Core, Strategic, International and Small Cap Funds only)
           "Delayed Delivery" Securities (the Large Cap Core, Strategic and Small Cap Funds only)
       Mortgage Dollar Rolls (the Asset Allocation Fund only)
       REITs
       Mortgage-Backed Securities (the Asset Allocation Fund only)
       Non-Agency Mortgage-Backed Securities (the Asset Allocation Fund only) Asset-Backed Securities (the Asset Allocation Fund only)
       Repurchase Agreements
       Reverse Repurchase Agreements
       Options on Securities
       Futures Contracts and Related Options
       Swap Agreements (Swaps, Caps, Collars and Floors)
       Foreign Currency Transactions
       Rule 144A Securities
       Variable and Floating Rate Obligations
       Convertible Securities
       Yankee Obligations
       American, European, Continental and Global Depositary Receipts
           (except that only the Large Cap Core, International, Small Cap and Strategic Funds may invest in GDRs)

Except as indicated below under "Fundamental and Non-Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

In addition to each Fund's investment goal as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

Each of the Asset Allocation Fund, Large Cap Fund, Strategic Fund, Value Fund, Growth Fund, International Fund, Small Cap Fund and Small Company Fund may not:

1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.

2. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act.

                                       c

3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

4.  Make loans except to the extent permitted by the 1940 Act.

5. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.

6. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

7. Purchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

With respect to Investment Limitation No. 1 above, the 1940 Act permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest). Mortgage dollar rolls and U.S. Treasury rolls entered into by the Asset Allocation Fund that are not accounted for as financings shall not constitute borrowings.

With respect to Investment Limitation No. 2 above, the 1940 Act prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations.

With respect to Investment Limitation No. 4 above, the 1940 Act permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment limitation with respect to the Funds may be changed by the Board of Trustees without shareholder approval:

8. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The following investment limitations with respect to the Asset Allocation Fund, Strategic Fund, Value Fund, Growth Fund, International Fund and Small Company Fund may be changed by the Board of Trustees without shareholder approval:

9. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof except that (i) each of the Value Fund, Growth Fund, International Fund and Small Company Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options, and (ii) the Asset Allocation Fund and the Strategic Fund may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges to the extent permitted by its investment objective and policies.

10. A Fund may not purchase securities of companies for the purpose of exercising control.

11. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act, except that the Strategic Fund may, from time to time, on a temporary basis, invest exclusively in one other investment company similar to the Fund.

The following investment limitation with respect to the Asset Allocation Fund, Strategic Fund, Value Fund, Growth Fund, International Fund and Small Company Fund may be changed by the Board of Trustees without shareholder approval:

12. A Fund may not invest more than 15% of its net assets in illiquid securities.

The following investment limitations with respect to the Large Cap Fund and Small Cap Fund may be changed by the Board of Trustees without shareholder approval:

                                       d

13. The Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

14. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

15. The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

16. Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Advisor, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

17. Neither Fund may purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.

18. Neither Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

19. Neither Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.

20. Neither Fund will invest more than 15% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

21. Neither Fund may invest in companies for the purpose of exercising management or control.

22. Neither Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

With respect to Investment Limitation No. 11 above, the 1940 Act prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

Each of the Growth Fund and Small Company Fund may purchase put options and call options on securities and securities indices. None of these Funds may purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets.

Each of the Value Fund, Growth Fund, International Fund and Small Company Fund may engage in writing covered call options and may enter into closing purchase transaction with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to such options written by these Funds may not exceed 25% of the value of such Fund's net assets.

The International Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges.

Each of the Asset Allocation Fund, Large Cap Fund, Strategic Fund and Small Cap Fund may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. These Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges and options not traded on exchanges. These Funds will not hedge more than 20% of their respective total assets (10% of net assets with respect to the Asset Allocation
Fund) by selling futures, buying

                                       e
puts, and writing calls under normal conditions. These Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets (10% of net assets with respect to the Asset Allocation Fund), and will not buy calls with a value exceeding 5% of their respective total assets. These Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets (10% of net assets with respect to the Asset Allocation Fund). These Funds will not purchase put options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, these Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When one of these Funds enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. These Funds may not use stock index futures contracts and options for speculative purposes.

As a means of reducing fluctuations in the net asset value of shares of the Asset Allocation Fund, Large Cap Fund, Strategic Fund and Small Cap Fund, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates.

The Asset Allocation Fund, Large Cap Fund, Strategic Fund and Small Cap Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). Each of these Funds will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. Each of these Funds may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

None of the Asset Allocation Fund, Large Cap Fund, Strategic Fund and Small Cap Fund will enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceed 5% of the market value of its total assets. Further, these Funds will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, these Funds may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of (10% of net assets with respect to the Asset Allocation Fund) the Fund's total assets would be invested in premiums on open put option positions.

As one way of managing their exposure to different types of investments, the Asset Allocation Fund, Large Cap Fund, Strategic Fund and Small Cap Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors.

Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies.

Each of the Asset Allocation Fund, Value Fund, Growth Fund, International Fund, Small Cap Fund and Small Company Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. The Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, each of the Large Cap Core Fund, Strategic Fund and Small Cap Fund may invest exclusively in one other investment company similar to the respective Fund.

All debt obligations, including convertible bonds, purchased by the Asset Allocation Fund, Strategic Fund, Value Fund, Growth Fund and Small Company Equity Fund are rated investment grade by Moody's ("Aaa," "Aa," "A" and "Baa") or S&P ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by the Advisor. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

The International Fund may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by the Advisor to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the International Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

                                       f

The Large Cap Fund and Small Cap Fund may purchase convertible bonds rated "Ba" or higher by Moody's or "BB" or higher by S&P or Fitch at the time of investment. Short-term money market instruments purchased by the Large Cap Fund and Small Cap Fund must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor may determine that it is appropriate for a Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC"). However, each Fund will sell promptly any security that is not rated investment grade by either S&P or Moody's if such securities exceed 5% of the Fund's net assets.

Loans of portfolio securities by the Funds will generally be short-term (except in the case of the Large Cap Fund and Small Cap Fund, which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by the Advisor to be of good standing and only when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

Each Fund will invest no more than 10% of its net assets in REITs.

Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

ASSET ALLOCATION FUND

The Asset Allocation Fund may invest up to 25% of its net assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") (EDRs are also known as Continental Depositary Receipts ("CDRs")). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may also buy and sell options and futures contracts, utilize stock index futures contracts, options, swap agreements, indexed securities and options or futures contracts, purchase asset-backed and mortgage-backed securities and enter into foreign currency exchange contracts.

GROWTH FUND

Under normal circumstances, the Growth Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. Convertible securities purchased by the Growth Fund may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Convertible Securities" in
Part 2 of this SAI. The Fund may also invest in common stock warrants.

The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also purchase put options and call options and write covered call options. See "Options on Securities" in Part 2 of this SAI.

VALUE FUND

Under normal circumstances, the Value Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock, preferred stock (including convertible preferred stock) and debt securities convertible into common stock, mainly those that the Advisor believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. See "Convertible Securities" in Part 2 of this SAI.

                                       g

The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Foreign Securities" and

"American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also write covered call options. See "Options on Securities" in Part 2 of this SAI.

LARGE CAP FUND

Under normal market conditions, the Large Cap Fund will invest at least 65% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Convertible Securities" in
Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and Global Depositary Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to the Advisor to be substantial. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

INTERNATIONAL FUND

The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom.

The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Convertible Securities" in Part 2 of this SAI. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below.

Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs, CDRs or GDRs as described under "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. Furthermore, the Fund may purchase and sell securities on a when-issued basis.

SMALL CAP FUND

Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies that have market capitalizations of $1.5 billion or less. In addition to common stocks, the Small Cap Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Convertible Securities" in Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on U.S. securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the Advisor to be substantial. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

SMALL COMPANY FUND

In addition to common stocks, the Small Company Fund may invest in preferred stock, securities convertible into common stock, rights and warrants. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the equity securities of small companies that have market capitalizations of $1.5 billion or less. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

                                       h

The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Options on Securities" in
Part 2 of this SAI.

STRATEGIC FUND

Under normal circumstances, the Strategic Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs, CDRs and GDRs. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectuses under "Financial Highlights." Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Funds to realize capital gains which, if realized and distributed by the Funds, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.

FUND CHARGES AND EXPENSES

For the services provided and expenses assumed with respect to the Funds, the Advisor is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund other than the International Fund. For the services provided and the expenses assumed with respect to the International Fund, the Advisor is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such assets, plus 0.85% of net assets in excess of $100 million. The Funds, other than the International Fund, have been advised by the Advisor that, effective August 1, 2001, and until further notice to the Board of Trustees, it intends to waive advisory fees payable by the Funds so that advisory fees payable by the Funds would be as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion.

Oechsle International Advisors, LLC ("Oechsle"), a Delaware limited liability company with principal offices at One International Place, Boston, Massachusetts 02110, served as the subadvisor to the International Fund until August 10, 2002. For the services provided and the expenses assumed pursuant to the subadvisory agreement between the Advisor and Oechsle, the Advisor paid a fee to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the International Fund's average daily net assets, plus 0.35% of average daily net assets in excess of $50 million. The member manager of Oechsle is Oechsle Group, LLC. FleetBoston Financial Corporation owns approximately a 35% non-voting interest in Oechsle. As of December 31, 2001, Oechsle had discretionary management authority over approximately $14 billion in assets.

Under each Fund's administration agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.0668% of the average daily net assets of the Fund.

The Administrator is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (outsourcing agreement), the Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Administrator pays fees to State Street under the outsourcing agreement.

Under its pricing and bookkeeping agreement with the Funds, the Administrator receives from the Funds a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

     - an annual flat fee of $10,000, paid monthly; and

     - in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

       [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the outsourcing agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement with average monthly net assets of more than $50 million in that month)

The Fund reimburses the Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

Under the shareholders' servicing and transfer agency fee arrangement between LFS and the Funds, the Funds pay the following fees:

     - A new account set up charge of $5.00 per account; plus

     - An account maintenance fee for each open non-networked account of $14.00 per annum and for each networked account in the amount of $100,000 or less of $11.00 per annum and each networked account in the amount of over $100,000 of $8.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

     - An account fee for each closed account in the amount of $100,000 or less of $14.00 per annum and each closed account in the amount of over $100,000 of $11.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

     - The Fund's allocated share of LFS' out-of-pocket expenses reasonably incurred by LFS in performing its duties and responsibilities pursuant to this arrangement.

There is a minimum annual fee per Fund of $5,000.

PFPC Inc. ("PFPC") (formerly know as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, served as the administrator (until July 2002) and transfer and dividend disbursing agent (until July 2002) for the Predecessor Funds. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp. During the last three fiscal years, no administration fees were waived by PFPC.

RECENT FEES PAID TO THE ADVISOR, PFPC AND OTHER SERVICE PROVIDERS
The following tables present recent fees paid to the Advisor, PFPC and other service providers by the relevant Predecessor Funds.

                                                      ASSET ALLOCATION FUND
                                                     YEARS ENDED OCTOBER 31,
                                                     -----------------------
                                                2002           2001         2000
                                                ----      ----------------------
       Advisory fee                           $4,134,599  $ 5,204,369  $   5,783,582
       Advisory fee waiver                        33,070       18,195              0

       Expense reimbursement by the Advisor            0            0               0
       Administration fee                        362,029      460,221        646,311
       Shareholder service fee *                 722,543      914,162      1,065,746
       12b-1 fees:
         Distribution fee (Prime A Shares)           124          219            506
         Service fee (Prime B Shares)                854        1,149          1,357
         Distribution fee (Prime B Shares)         2,561        3,453          4,157
         Service fee (Retail B Shares) **        276,592      293,717        275,462
         Distribution fee (Retail B Shares)      612,887      661,865        650,302
                                                           GROWTH FUND
                                                     YEARS ENDED OCTOBER 31,
                                                     -----------------------
                                                2002           2001           2000
                                                ----      ------------------------
       Advisory fee                           $9,319,653  $11,771,942    $ 13,911,341
       Advisory fee waiver                       493,847      152,573               0
       Expense reimbursement by the
       Advisor                                         0            0               0
       Administration fee                        816,305    1,046,636       1,317,126
       Shareholder service fee *                 872,400    1,213,883       1,446,176
       12b-1 fees:
         Distribution fee (Prime A Shares)         1,145        1,719             323
         Service fee (Prime B Shares)                684          930             999
         Distribution fee (Prime B Shares)         2,054        2,790           3,007
         Service fee (Retail B Shares) **        252,213      319,715         285,206
         Distribution    fee   (Retail   B
       Shares)                                   557,660      725,614         696,922

                                       j

                                                            VALUE FUND
                                                     YEARS ENDED OCTOBER 31,
                                                     -----------------------
                                                2002           2001         2000
                                                ----      ----------------------
       Advisory fee                           $2,892,338  $ 2,973,507   $  3,812,574
       Advisory fee waiver                             0            0              0
       Expense reimbursement by the Advisor            0            0              0
       Administration fee                        253,397      259,941        363,668
       Shareholder service fee *                 480,502      585,821        688,464
       12b-1 fees:
         Distribution fee (Prime A Shares)           (a)          (a)            (a)
         Service fee (Prime B Shares)                (b)          (b)            (b)
         Distribution fee (Prime B Shares)           (b)          (b)            (b)
         Service fee (Retail B Shares) **         71,329       80,456         81,037
         Distribution fee (Retail B Shares)      159,770      187,937        204,874
                                                          LARGE CAP FUND
                                                     YEARS ENDED OCTOBER 31,
                                                     -----------------------
                                                2002         2001           2000
                                                ----         ----           ----
       Advisory fee                          $5,469,675   $7,003,549   $5,899,914
       Advisory fee waiver                      114,602       41,194            0
       Expense reimbursement by the Advisor           0            0            0
       Administration fee                       479,056      618,837      552,479
       Shareholder service fee *                666,709      634,076      433,882
       12b-1 fees:
         Distribution fee (Prime A Shares)           95          317          383
         Service fee (Prime B Shares)               257          304          319
         Distribution fee (Prime B Shares)          772          913          963
         Service fee (Retail B Shares) **       129,541      168,141       91,300
         Distribution fee (Retail B Shares)     289,755      368,914      408,911
                                                        INTERNATIONAL FUND
                                                     YEARS ENDED OCTOBER 31,
                                                     -----------------------
                                                2002         2001           2000
                                                ----         ----           ----
       Advisory fee                           $4,760,395  $4,984,528   $5,508,346
       Advisory fee waiver                     1,341,098   1,993,856    2,211,773
       Expense reimbursement by the Advisor            0           0            0
       Subadvisory fee                         1,551,144   2,816,224   $3,121,396
       Administration fee                        352,551     524,095      624,039
       Shareholder service fee *                 151,816     175,149      281,596
       12b-1 fees:
         Distribution fee (Prime A Shares)            24          30           39
         Service fee (Prime B Shares)                648         907        1,278
         Distribution fee (Prime B Shares)         1,948       2,739        3,839
         Service fee (Retail B Shares) **         19,100      16,182        4,882
         Distribution fee (Retail B Shares)       41,966      47,388       39,534

                                       k

                                                          SMALL CAP FUND
                                                      YEARS ENDED OCTOBER 31
                                                      ----------------------
                                                2002         2001           2000
                                                ----         ----           ----
       Advisory fee                           $4,740,793   $3,724,882   $2,843,896
       Advisory fee waiver                        65,947        5,778            0
       Expense reimbursement by the Advisor            0            0            0
       Administration fee                        415,406      328,447      269,338
       Shareholder service fee *                 316,465      275,708      151,246
       12b-1 fees:
         Distribution fee (Prime A Shares)           426          454          456
         Service fee (Prime B Shares)                604          497          438
         Distribution fee (Prime B Shares)         1,813        1,531        1,314
         Service fee (Retail B Shares) **         23,538       10,830        3,006
         Distribution fee (Retail B Shares)       54,197       24,880       15,634
                                                        SMALL COMPANY FUND
                                                      YEARS ENDED OCTOBER 31
                                                      ----------------------
                                                2002          2001          2000
                                                ----          ----          ----
       Advisory fee                           $2,956,401   $3,664,651   $4,109,620
       Advisory fee waiver                             0            0            0
       Expense reimbursement by the Advisor            0            0            0
       Administration fee                        256,803      322,914      388,798
       Shareholder service fee *                 201,135      258,937      316,162
       12b-1 fees:
         Distribution fee (Prime A Shares)           (a)          (a)          (a)
         Service fee (Prime B Shares)                (b)          (b)          (b)
         Distribution fee (Prime B Shares)           (b)          (b)          (b)
         Service fee (Retail B Shares) **         40,544       50,873       49,712
         Distribution fee (Retail B Shares)       90,986      112,864      119,880
                                                          STRATEGIC FUND
                                                     YEARS ENDED OCTOBER 31,
                                                     -----------------------
                                                   2002         2001         2000
                                                   ----         ----         ----
       Advisory fee                             381,106     $642,804      $96,991
       Advisory fee waiver                      101,652      233,716      180,724
       Expense reimbursement by the Advisor           0            0            0
       Administration fee                        33,150       77,223       63,792
       Shareholder service fee *                 24,133       20,192        7,319
       12b-1 fees:
         Distribution fee (Prime A Shares)          (a)          (a)          (a)
         Service fee (Prime B Shares)               (b)          (b)          (b)
         Distribution fee (Prime B Shares)          (c)          (b)          (b)
         Service fee (Retail B Shares) **         7,391        4,877        1,607
         Distribution fee (Retail B Shares)      16,471       12,266        9,457

----------

* Expense reimbursements for the fiscal year ended October 31, 2002, were $19,673, $90,360, $70,449, $21,761 and $3,789, respectively, for the Asset
     Allocation Fund, Growth Fund, International Fund, Small Company Fund and Strategic Fund. Expense reimbursements for the fiscal year ended October 31, 2001, were $26,074, $29,123, $5,541, $8,298, $47,211 and $38,546, respectively, for the Asset Allocation Fund, Large Cap Fund, Strategic Fund, Value Fund, Growth Fund and International Fund. Expense reimbursements for the fiscal year ended October 31, 2000, were $213,290, $15,253 and $92,585, respectively, for the Large Cap Fund, Strategic Fund and Small Cap Fund.

** Expense reimbursments for the fiscal year ended October 31, 2002, were $22,955, $26,436, $16,335, $3,327 and $172, respectively, for the Asset
     Allocation Fund, Growth Fund, International Fund, Small Company Fund and Strategic Fund. Expense reimbursement for the fiscal year ended October 31, 2001, were $7,386, $615, $4,247, $10,336 and $5,121, respectively, for the
     Asset Allocation Fund, Strategic Fund, Value Fund, Growth Fund and International Fund. Expense reimbursements for the fiscal year ended October 31, 2000, were $1,061, $84,510, $2,657, $9,345, $14,787, $12,127,
     $3,729 and $1,573, respectively, for the Asset Allocation Fund, Large Cap Fund, Strategic Fund, Value Fund, Growth Fund, International Fund, Small Cap Fund and Small Company Fund.

                                       l

(a) Prime A Shares were not offered during the period.

(b) Prime B Shares were not offered during the period.

Fleet Bank, an affiliate of FleetBoston Financial Corporation, was paid a fee for Sub-Account Services performed with respect to Trust Shares of the Predecessor Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank was paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended October 31, 2002, Fleet Bank received $_____________ for Sub-Account Services. PFPC bore this expense directly, and shareholders of Trust Shares of the Predecessor Funds bore this expense indirectly through fees paid to PFPC for transfer agency services.

BROKERAGE COMMISSIONS

For the fiscal years ended October 31, 2002, 2001 and 2000, the Funds paid brokerage commissions as shown in the table below. During fiscal years ended October 31, 2002, 2001 and 2000, certain Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., which is an affiliate of the Advisor, and Robertson Stephens Inc. ("Robertson Stephens"), also an affiliate of the Advisor. The table below discloses (1) the aggregate amount of commissions paid to Quick & Reilly and Robertson Stephens by the Funds during the fiscal years ended October 31, 2002, 2001 and 2000, (2) the percentage of each Fund's aggregate brokerage commissions for the fiscal year ended October 31, 2001, that was paid to Quick & Reilly and Robertson Stephens, and (3) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly and Robertson Stephens during the fiscal year ended October 31, 2002. In addition, the table below discloses the soft dollar commissions paid by the Funds during the fiscal year ended October 31, 2002 (information for earlier years not provided).

                                                         ASSET ALLOCATION FUND
                                                        YEARS ENDED OCTOBER 31,
                                                        -----------------------
                                                     2002          2001          2000
                                                     ----          ----          ----
        Total commissions                            $437,641  $ 148,531         $261,800
        Soft dollar commissions                        99,984          6,190
        Aggregate commissions to Quick & Reilly             0         69,147      173,098
             and Robertson Stephens
        % of aggregate commissions to Quick &           0.00%         46.55%        0.00%
             Reilly and Robertson Stephens
        % of aggregate commission transactions          0.00%         54.72%        0.00%
               effected through Quick & Reilly and
             Robertson Stephens
                                                               GROWTH FUND
                                                         YEARS ENDED OCTOBER 31,
                                                         -----------------------
                                                     2002          2001          2000
                                                     ----          ----          ----
        Total commissions                          $1,925,117  $1,817,083      $1,911,120
        Soft dollar commissions                       123,150        181,725
        Aggregate commissions to Quick & Reilly             0         36,736       98,173
             and Robertson Stephens
        % of aggregate commissions to Quick &           0.00%          2.02%        0.00%
             Reilly and Robertson Stephens
        % of aggregate commission transactions          0.00%          2.15%        0.00&
               effected through Quick & Reilly and
             Robertson Stephens

                                       m

                                                                VALUE FUND
                                                         YEARS ENDED OCTOBER 31,
                                                         -----------------------
                                                     2002          2001          2000
                                                     ----          ----          ----
        Total commissions                          $1,514,713  $1,431,817        $975,959
        Soft dollar commissions                       405,415        194,519
        Aggregate commissions to Quick & Reilly             0        700,146      652,971
             and Robertson Stephens
        % of aggregate commissions to Quick &           0.00%         48.90%        0.00%
             Reilly and Robertson Stephens
        % of aggregate commission transactions          0.00%         62.41%        0.00%
               effected through Quick & Reilly and
             Robertson Stephens
                                                              LARGE CAP FUND
                                                         YEARS ENDED OCTOBER 31,
                                                         -----------------------
                                                     2002          2001          2000
                                                     ----          ----          ----
        Total commissions                            $608,954       $748,892     $795,284
        Soft dollar commissions                        24,877         95,516
        Aggregate commissions to Quick & Reilly             0        102,276      369,829
             and Robertson Stephens
        % of aggregate commissions to Quick &           0.00%         13.66%        0.00%
             Reilly and Robertson Stephens
        % of aggregate commission transactions          0.00%         22.14%        0.00%
               effected through Quick & Reilly and
             Robertson Stephens
                                                            INTERNATIONAL FUND
                                                         YEARS ENDED OCTOBER 31,
                                                         -----------------------
                                                     2002          2001          2000
                                                     ----          ----          ----
        Total commissions                                  $0     $1,515,847   $1,644,461
        Soft dollar commissions                             0         16,843
        Aggregate commissions to Quick & Reilly           N/A            N/A          N/A
             and Robertson Stephens
        % of aggregate commissions to Quick &             N/A            N/A          N/A
             Reilly and Robertson Stephens
        % of aggregate commission transactions            N/A            N/A          N/A
               effected through Quick & Reilly and
             Robertson Stephens
                                                              SMALL CAP FUND
                                                          YEARS ENDED OCTOBER 31,
                                                                   2001          2000
                                                                   ----          ----
        Total commissions                          $1,209,263      $ 740,498     $458,281
        Soft dollar commissions                             0         38,842
        Aggregate commissions to Quick & Reilly             0         18,250            0
             and Robertson Stephens
        % of aggregate commissions to Quick &           0.00%          2.46%        0.00%
             Reilly and Robertson Stephens
        % of aggregate commission transactions          0.00%          2.06%        0.00%
             effected through Quick & Reilly and
             Robertson Stephens

                                       n

                                                            SMALL COMPANY FUND
                                                          YEARS ENDED OCTOBER 31,
                                                          -----------------------
                                                     2002          2001          2000
                                                     ----          ----          ----
        Total commissions                          $1,838,756       $955,720     $949,917
        Soft dollar commissions                        11,632         70,946
        Aggregate commissions to Quick & Reilly             0              0       10,224
             and Robertson Stephens
        % of aggregate commissions to Quick &           0.00%          0.00%        0.00%
             Reilly and Robertson Stephens
        % of aggregate commission transactions          0.00%          0.00%        0.00%
             effected through Quick & Reilly and
             Robertson Stephens
                                                              STRATEGIC FUND
                                                          YEARS ENDED OCTOBER 31,
                                                          -----------------------
                                                     2002          2001          2000
                                                     ----          ----          ----
        Total commissions                            $223,885       $361,646     $248,082
        Soft dollar commissions                         2,456         23,660
        Aggregate commissions to Quick & Reilly             0          7,250       14,690
             and Robertson Stephens
        % of aggregate commissions to Quick &           0.00%          0.51%        0.00%
             Reilly and Robertson Stephens
        % of aggregate commission transactions          0.00%          1.94%        0.00%
             effected through Quick & Reilly and
                       Robertson Stephens

The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At October 31, 2002, the Funds held securities of their regular brokers or dealers as set forth below:

                 FUND                         BROKER/DEALER                          VALUE
                 ----                         -------------                          -----
         Asset Allocation        Merrill Lynch & Co., Inc.                   $  1,897,500
                                JP Morgan Chase & Co                        $ 6, 799,841
                                Banc One                                    $ 894,308
                                Morgan Stanley Dean Witter Co               $ 1,074,548
                                                                            $
         Growth                 JP Morgan Chase & C                         $ 9,337,500
                                Goldman Sachs & Co                          $ 19,690,000

         Value                  Merrill Lynch & Co., Inc.                   $   4,554,000
                                                                            $
                                Banc One                                    $ 1,754,935
                                Goldman Sachs & Co                          $ 1,432,000

         Strategic                                                          $
                                JP Morgan Chase & Co                        $ 269,750


TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended October 31, 2002, the Trustees did not receive compensation from the Funds because the Funds had not yet commenced investment operations. For the calendar year ended December 31, 2002, the Trustees received the following compensation for serving as Trustees:

                                                                                 TOTAL COMPENSATION FROM
                                                  PENSION OR RETIREMENT          THE FUNDS AND THE FUND
                                                   BENEFITS ACCRUED AS             COMPLEX PAID TO THE
                                                         PART OF                TRUSTEES FOR THE CALENDAR
                             TRUSTEE                FUND EXPENSES (C)      YEAR ENDED DECEMBER 31, 2002 (D)(E)
                             -------                -----------------      -----------------------------------
                  John A. Bacon, Jr.                       N/A                         $  N/A
                  Robert J. Birnbaum                       N/A                         24,806
                  Tom Bleasdale                            N/A                         51,500
                  William W. Boyd                          N/A                            N/A

                                       o


                  Lora S. Collins                          N/A                         96,000
                  James E. Grinnell                        N/A                         24,806
                  Douglas A. Hacker                        N/A                         98,000
                  Janet Langford Kelly                     N/A                         97,000
                  Richard W. Lowry                         N/A                        124,806
                  Salvatore Macera                         N/A                         98,000
                  William E. Mayer                         N/A                        127,806
                  James L. Moody, Jr.                      N/A                         91,000
                  Charles R. Nelson                        N/A                         98,000
                  John J. Neuhauser                        N/A                        124,932
                  Joseph R. Palombo(f)                     N/A                            N/A
                  Thomas Stitzel                           N/A                         98,000
                  Thomas C. Theobald                       N/A                        102,000
                  Anne-Lee Verville                        N/A                         102,000(g)

(c) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(d) As of December 31, 2002, the Liberty family of funds (Liberty Funds) consisted of 58 open-end and 11 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 22 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(e) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $154,500, $50,000, $75,000, $82,000, and $192,000,
    respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(f) Mr. Palombo does not receive compensation because he is an officer and affiliate of the Advisor.

(g) During the fiscal year ended October 31, 2002, and the calendar year ended December 31, 2002, Ms. Verville deferred $51,00 of her total compensation of $102,000 ($485 of which was paid by the Asset Allocation Fund) pursuant to the deferred compensation plan.

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended October 31, 2002, the Audit Committee convened five times.

GOVERNANCE COMMITTEE

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the relevant Fund. In the fiscal year ended October 31, 2002, the Governance Committee convened two times.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees

                                       p
of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended October 31, 2002, the Advisory Fees & Expenses Committee convened six times.

TRADING OVERSIGHT COMMITTEE

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended October 31, 2002, the Trading Oversight Committee convened two times.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002, (i) in the Predecessor Funds and
(ii) in all Liberty Funds and All-Star Funds overseen by the Trustee.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                  DOLLAR RANGE OF EQUITY       SECURITIES OWNED IN ALL FUNDS OVERSEEN
                                                        SECURITIES                               BY
                    NAME OF TRUSTEE                 OWNED IN THE FUNDS             TRUSTEE IN LIBERTY FUND COMPLEX
                    ---------------                 ------------------             -------------------------------
                DISINTERESTED TRUSTEES
            Douglas A. Hacker                               $0                             Over $100,000
            Janet Langford Kelly                            $0                             Over $100,000
            Richard W. Lowry (i)                            $0                             Over $100,000
            Salvatore Macera                                $0                             $50,001-$100,000
            Charles R. Nelson(iii)                     $50,001 - $100,000                  Over $100,000
            John J. Neuhauser (i)(iii)                 $10,000 - $50,000                   Over $100,000
            Thomas E. Stitzel                               $0                             $50,001-$100,000
            Thomas C. Theobald                              $0                             Over $100,000
            Anne-Lee Verville                               $0                              $0(ii)
            INTERESTED TRUSTEES
            William E. Mayer (h)                            $0                             $50,001-$100,000
            Joseph R. Palombo                               $0                             $1-10,000

(i) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

(ii) Because Ms. Verville's share ownership in the Liberty Family of Funds is through her deferred compensation plan, her ownership is not required to be disclosed.

(iii) Mr. Neilson's and Mr. Neuhauser's ownership in the Funds represented in this SAI is directly related to the Asset Allocation Fund and Small Cap Fund, respectively.

OWNERSHIP OF THE FUNDS

As of record on December 31, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the Funds.

As of record on December 31, 2002, the following shareholders of record owned 5% or more of the shares of the classes of the Funds noted below:

                                       q

ASSET ALLOCATION FUND

                                               CLASS A SHARES
                 SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------              -------------      --------------------------
         US Clearing Corp                                      408.1850                11.19
         FBO 155-98529-16
         26 Broadway
         New York, NY  10004-1703
         US Clearing Corp                                      745.3510                20.44
         FBO 175-97327-10
         26 Broadway
         New York, NY  10004-1703
         US Clearing Corp                                    1,173.4020                32.18
         FBO 194-97099-17
         26 Broadway
         New York, NY  10004-1703
         US Clearing Corp                                      293.4910                 8.05
         FBO 108-98907-17
         26 Broadway
         New York, NY  10004-1703
         US Clearing Corp                                      258.9720                 7.10
         FBO 145-90771-19
         26 Broadway
         New York, NY  10004-1703
         US Clearing Corp                                      439.2930                12.05
         FBO 170-02647-14
         26 Broadway
         New York, NY  10004-1703
                                               CLASS B SHARES
                 SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------              -------------      --------------------------
         US Clearing Corp                                    3,197.7770                  11.03
         FBO 138-97818-14
         26 Broadway
         New York, NY 10004-1703
         US Clearing Corp                                    2,019.9090                   6.97
         FBO 166-97970-19
         26 Broadway
         New York, NY 10004-1703
         US Clearing Corp                                    2,080.1080                   7.17
         FBO 166-98559-16
         26 Broadway
         New York, NY 10004-1703
         US Clearing Corp                                    3,122.7780                  10.77
         FBO102-92974-11
         26 Broadway
         New York, NY 10004-1703
         US Clearing Corp                                    1,539.9520                   5.31
         FBO 013-00189-14
         26 Broadway
         New York, NY 10004-1703
         US Clearing Corp                                    1,490.5330                   5.14
         FBO 160-05555-18
         26 Broadway
         New York, NY 10004-1703

                                       r

                                               CLASS C SHARES
                 SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------              -------------      --------------------------
         FIM FUNDING INC.                                       76.5580                 100.00%
         ----------------                                       -------                 -------
         C/O LIBERTY FUNDS GROUP
         -----------------------
         ONE FINANCIAL CENTER, 13TH FLOOR
         --------------------------------
         BOSTON, MA  02111

                                               CLASS Z SHARES
                 SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------              -------------      --------------------------
         GALES & CO                                         1,552,249.2410                7.08
         ----------                                         --------------                ----
         FLEET INVESTMENT SERVICES
         -------------------------
         MUTUAL FUND UNIT-NY/RO/TOYA
         159 EAST MAIN STREET
         ROCHESTER, NY  14638-0001

         AMVES CAP NATIONAL TRUST CO                        4,185,080.0680               19.09
         ---------------------------                        --------------               -----
         AS AGENT FOR FLEET NATIONAL BANK FBO
         ------------------------------------
         FLEETBOSTON FINANCIAL SAVINGS PLUS
         ----------------------------------
         P.O. BOX 105779
         ATLANTA, GA  30348-5779

                                       s

GALAXY EQUITY GROWTH FUND

                                               CLASS A SHARES
                 SHAREHOLDER (NAME AND ADDRESS)                    SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------                    -------------      --------------------------

                 US Clearing Corp                                    2,252.5380                43.61
                 FBO 104-32732-16
                 26 Broadway
                 New York, NY  10004-1703
                 US Clearing Corp                                      309.6690                 6.00
                 FBO 021-90471-15
                 26 Broadway
                 New York, NY  10004-1703
                 US Clearing Corp                                      391.2070                 7.57
                 FBO 120-97689-18
                 26 Broadway
                 New York, NY  10004-1703
                 US Clearing Corp                                      295.3240                 5.72
                 FBO 222-01985-15
                 26 Broadway
                 New York, NY  10004-1703
                 US Clearing Corp                                      630.2800                12.20
                 FBO 111-91387-15
                 26 Broadway
                 New York, NY  10004-1703
                 US Clearing Corp                                      425.9890                 8.25
                 FBO 209-02999-14
                 26 Broadway
                 New York, NY  10004-1703

                                       t

                                               CLASS B SHARES
                 SHAREHOLDER (NAME AND ADDRESS)                    SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------                    -------------      --------------------------
                 US Clearing Corp                                     1,969.4840                 6.73
                 FBO 166-31108-13
                 26 Broadway
                 New York, NY 10004-1703
                 US Clearing Corp                                     3,047.9720                10.42
                 FBO 111-98315-17
                 26 Broadway
                 New York, NY 10004-1703
                 US Clearing Corp                                     1,649.6720                 5.64
                 FBO 221-00085-18
                 26 Broadway
                 New York, NY 10004-1703
                 US Clearing Corp                                     1,911.9990                 6.54
                 FBO 150-90636-14
                 26 Broadway
                 New York, NY 10004-1703
                 Eugene Jerome Boyle                                  1,921.2180                 6.57
                 70 Chapel Street
                 Wilkes-Barre, PA  18702-5513
                 First Clearing Corp                                  2,615.7030                 8.94
                 A/C 4009-9604
                 Dottie S. Hammel Trust
                 347 Latrobe Avenue
                 Northfield, IL  60093-3518
                 Wei Qiang Chen                                       7,261.7360                24.82
                 Yan Juan Chen JT WROS
                 1 Linden Street
                 Braintree, MA  02184-3403
                 NFSC FEBO #FC 1-589055                               2,036.6730                 6.96
                 Ruby Fowinkle
                 2715 Abbott Martin Road
                 Nashville, TN  37215-1823
                                                  CLASS C SHARES
                 SHAREHOLDER (NAME AND ADDRESS)                    SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------                    -------------      --------------------------
                 FIM Funding Inc.                                        62.3440               100.00%
                 c/o Liberty Funds Group
                 One Financial Center, 13th Floor
                 Boston, MA  02111
                 GALES & CO                                         22,882,539.1510              60.07
                 ----------                                         ---------------              -----
                 FLEET INVESTMENT SERVICES
                 -------------------------
                 MUTUAL FUND UNIT-NY/RO/TOYA
                 159 EAST MAIN STREET
                 ROCHESTER, NY  14638-0001

                AMVES CAP NATIONAL TRUST CO                        9,196,569.8280               24.14
                 ---------------------------                        --------------               -----
                 AS AGENT FOR FLEET NATIONAL BANK FBO
                 ------------------------------------
                 FLEETBOSTON FINANCIAL SAVINGS PLUS
                 ----------------------------------
                 P.O. BOX 105779
                 ATLANTA, GA  30348-5779

                                       u


VALUE FUND
                                                  CLASS A SHARES
                 SHAREHOLDER (NAME AND ADDRESS)                    SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------                    -------------      --------------------------
                 Mellon Bank NA Cust                                149,600.7980                99.23
                 FBO Tahoe LLC
                 135 Santilli Hwy
                 Room 0260320
                 EVERETT, MA  02149-1950

                                       w

                                                  CLASS B SHARES
                 SHAREHOLDER (NAME AND ADDRESS)                    SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------                    -------------      --------------------------
                 FIM FUNDING INC.                                      103.4130                  9.02
                 ----------------                                      --------                  ----
                 C/O LIBERTY FUNDS GROUP
                 -----------------------
                 ONE FINANCIAL CENTER, 13TH FLOOR
                 --------------------------------
                 BOSTON, MA  02111
                 EDWARD D. JONES & CO F/A/O                            305.5060                 26.65
                 --------------------------                            --------                 -----
                 EDWARD D. JONES & CO CUST
                 -------------------------
                 FBO DONALD R. LAWSON IRA
                 EDJ #226-90687-1-0
                 P.O. BOX 2500
                 MARYLAND HEIGHTS, MO  63043-8500
                 J.J.B. HILLIARD, W.L. LYONS, INC.                     737.3780                 64.33
                 ---------------------------------                     --------                 -----
                 ELEANOR STANDER
                 ---------------
                 A/A 7982-4313
                 501 S. 4TH STREET
                 LOUISVILLE, KY  40202-2520
                                                  CLASS C SHARES
                 SHAREHOLDER (NAME AND ADDRESS)                    SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------                    -------------      --------------------------
                         ------------------------------              -------------                ---
                 MUK SIN LAM                                          3,744.0060                97.30
                 -----------                                          ----------                -----
                 1330 FLINT STREET, APT. 8
                 JONESBORO, AR  72401-3989
                                                  CLASS Z SHARES
                 SHAREHOLDER (NAME AND ADDRESS)                    SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------                    -------------      --------------------------
                 GALES & CO                                      14,223,028.3230                80.86
                 ----------
                 FLEET INVESTMENT SERVICES
                 MUTUAL FUND UNIT-NY/RO/TOYA
                 159 EAST MAIN STREET

                                       x

LARGE CAP FUND

                                                  CLASS B SHARES
                 SHAREHOLDER (NAME AND ADDRESS)                    SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------                    -------------      --------------------------
                 US Clearing Corp                                        401.1250                7.17
                 FBO 013-08305-16
                 26 Broadway
                 New York, NY 10004-1703
                 US Clearing Corp                                      2,630.6820               47.01
                 FBO 147-97497-13
                 26 Broadway
                 New York, NY 10004-1703
                 US Clearing Corp                                      1,439.2970               25.72
                 FBO 147-29019-15
                 26 Broadway
                 New York, NY 10004-1703
                 US Clearing Corp                                        551.1140                9.85
                 FBO 013-90166-12
                 26 Broadway
                 New York, NY 10004-1703
                                                  CLASS C SHARES
                 SHAREHOLDER (NAME AND ADDRESS)                    SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------                    -------------      --------------------------
                 FIM FUNDING INC.                                       97.9430                  9.26
                 ----------------                                       -------                  ----
                 C/O LIBERTY FUNDS GROUP
                 -----------------------
                 ONE FINANCIAL CENTER, 13TH FLOOR
                 --------------------------------
                 BOSTON, MA  02111

                 MARGUERITE FL KEY TTEE                                959.5940                 90.74
                 ----------------------                                --------                 -----
                 LIVING TRUST
                 ------------
                 2701 GREENWOOD ACRES DRIVE
                 --------------------------
                 DEKALB, IL  60115-4917
                 ----------------------

                                       y

INTERNATIONAL FUND

                                                  CLASS A SHARES
                 SHAREHOLDER (NAME AND ADDRESS)                    SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------                    -------------      --------------------------
                 US Clearing Corp                                     127.8720                  5.55
                 FBO 136-99157-13
                 26 Broadway
                 New York, NY 10004-1703
                 US Clearing Corp                                     692.2040                 84.09
                 FBO 113-92691-10
                 26 Broadway
                 New York, NY 10004-1703
                 Columbia Trust Company IRA                           339.7940                 14.75
                 Ann M. Converse
                 181 West Street
                 Ware, MA  01082-1456
                 Columbia Trust Company                               481.8270                 20.92
                 Riello Corp of America
                 Elbert H. Niles
                 142 Hagan Circle
                 Oneida, NY  13421-2667
                 Dean Witter Cust                                     695.3440                 30.19
                 FBO Albert F. Twanmo IRA
                 631030674
                 P.O. Box 290
                 New York, NY 10008-0290
                                                  CLASS C SHARES
                 SHAREHOLDER (NAME AND ADDRESS)                    SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                 ------------------------------                    -------------      --------------------------
                 SUI LUI                                              6,529.3020                  98.38
                 -------                                              ----------                  -----
                 41-60 MAIN STREET, STE. 203
                 LANDMARK BLDG
                 FLUSHING, NY  11355-3899

                                       aa

                                                  CLASS Z SHARES
                         SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                         ------------------------------              -------------      --------------------------
                 GALES & CO                                         31,367,769.9720              81.74
                 ----------                                         ---------------              -----
                 FLEET INVESTMENT SERVICES
                 -------------------------
                 MUTUAL FUND UNIT-NY/RO/TOYA
                 159 EAST MAIN STREET
                 ROCHESTER, NY  14638-0001

                 AMVES CAP NATIONAL TRUST CO                        4,373,173.6790               11.40
                 ---------------------------                        --------------               -----
                 FOR FLEET NATIONAL BANK FBO
                 ---------------------------
                 FLEETBOSTON FINANCIAL SAVINGS PLUS
                 ----------------------------------
                 P.O. BOX 4054
                 CONCORD, CA  94524-4054

                                       bb


                 US Clearing Corp                                        725.0120                 12.54
                 FBO 104-98375-19
                 26 Broadway
                 New York, NY 10004-1703
                 US Clearing Corp                                        325.0220                  5.62
                 FBO 283-97182-10
                 26 Broadway
                 New York, NY 10004-1703
                 US Clearing Corp                                      1,250.3270                 21.63
                 FBO 111-98315-17
                 26 Broadway
                 New York, NY 10004-1703
                 US Clearing Corp                                        379.990                   6.57
                 FBO 131-34443-15
                 26 Broadway
                 New York, NY 10004-1703
                 US Clearing Corp                                      1,265.7140                 21.90
                 FBO 175-90025-18
                 26 Broadway
                 New York, NY 10004-1703
                 US Clearing Corp                                        524.7830                  9.08
                 FBO

                 26 Broadway
                 New York, NY 10004-1703
                 US Clearing Corp                                        538.2900                  9.31
                 FBO 131-34443-15
                 26 Broadway
                 New York, NY 10004-1703
                 First Clearing Corporation
                 A/C 3874-1039
                 Marie F. Gottfried (IRA)
                 FCC as Custodian
                 6411 Grand Cypress Circle
                 Lake Worth, FL  33463-7363

SMALL CAP FUND
                                                  CLASS A SHARES

                         SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                         ------------------------------              -------------      --------------------------
                 Donaldson Lufkin Jeurette Securities Corp            14,231.5660                  9.53
                 P.O. Box 2052
                 Jersey City, NJ  07303-2052
                 Circle Trust Co TTEE                                 71,882.7240                 48.15
                 FBO Medstar Health Metro Center
                 One Station Pl
                 Stamford, CT  06902-6800

                                       cc

                                                  CLASS C SHARES

                         SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                         ------------------------------              -------------      --------------------------
                 NFSC FEBO #JH 1-399132                                  410.5820                  7.06
                 NFS/FMTC IRA
                 FBO Leya Goldberg
                 2566 Foursand Drive
                 Yorktown Hts, NY  10598-3342
                 Salomon Smith Barney Inc.                               678.3430                 11.67
                 0016813B227
                 333 W. 34th Street, 3rd Floor
                 New York, NY  10001-2483
                 Salomon Smith Barney Inc.                               328.1380                  5.65
                 0016816B225
                 333 W. 34th Street, 3rd Floor
                 New York, NY  10001-2483
                 US Clearing Corp                                        405.5200                  6.98
                 FBO 245-06886-15
                 26 Broadway
                 New York, NY  10004-1703
                 American Enterprise Investment Services               2,892.1170                 49.76
                 FBO 216815561
                 P.O. Box 9446
                 Minneapolis, MN  55440-9446
                 Raymond James & Assoc. Inc.                             807.7540                 13.90
                 FBO Gale IRA, BIN #87325521
                 880 Carillon Pkwy
                 St. Petersburg, FL  33716-1100

                                       dd

                                                  CLASS T SHARES

                         SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                         ------------------------------              -------------      --------------------------
                 Charles Schwab & Co                               1,096,651.1290                 11.52
                 Cust of Customers
                 Attn: Mutual Funds
                 101 Montgomery Street
                 San Francisco, CA  94104-4122
                 Gales & Co                                       34,643,615.696                  85.5
                 Fleet Investment Services
                 Mutual Funs Unit - NY/RO/TOYA
                 159 East Main Street
                 Rochester, NY  14638-0001

SMALL COMPANY FUND
                                                  CLASS A SHARES

                         SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                         ------------------------------              -------------      --------------------------
                 Columbia Trust Company                                  385.0880                 22.56
                 Riello Corp of America
                 Elbert H. Niles
                 142 Hagen Circle
                 Oneida, NY  13421-2667
                 UMB Bank NA Cust FBO                                    217.000                  12.76
                 Rochester City School Distri 403B
                 FBO Elizabeth D. Rozenstraten
                 101 Carverdale Drive
                 Rochester, NY  14618-4005
                 U.S. Clearing Corp                                    1,018.7450                 59.69
                 FBO 113-92691-10
                 26 Broadway
                 New York, NY  10004-1703

                                       ee

                                                  CLASS B SHARES

                         SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                         ------------------------------              -------------      --------------------------
                 Columbia Trust Company IRA                              513.4250                 85.11
                 Ronald Kelly
                 5 Lord Street
                 Sanford, ME  04073-3804
                 FIM Funding Inc.                                         89.8470                 14.89
                 c/o Liberty Funds Group
                 One Financial Center, 13th Floor
                 Boston, MA  02111
                                                  CLASS C SHARES

                         SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                         ------------------------------              -------------      --------------------------
                 FIM Funding Inc.                                         89.8470                100.00
                 c/o Liberty Funds Group
                 One Financial Center, 13th Floor
                 Boston, MA  02111
                                                  CLASS Z SHARES

                         SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE      PERCENT OF CLASS TOTAL (%)
                         ------------------------------              -------------      --------------------------
                 Gales & Co                                       8,682,333.549                 47.03
                 Fleet Investment Services
                 Mutual Fund Unit-NY/RO/TO4A
                 159 East Main Street
                 Rochester, NY 14638-0001

                 AMVESCAP National Trust Company AGE              7,901,523.7990                42.80
                 For Fleet National Bank FBO
                 FleetBoston Financial Savings Plus
                 PO Box 105779

                 Atlanta, GA  30348-5779

                                       ff


STRATEGIC FUND
                                                  CLASS A SHARES

                          SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE     PERCENT OF CLASS TOTAL (%)
                          ------------------------------              -------------     --------------------------
                 Painewebber FBO                                        7,187.2700             63.82
                 Jessie I. Orr
                 4618 Lyons View Pike
                 Knoxville, TN  37949-5204
                 Painewebber FBO                                        3,540.6340             31.44
                 Alexander M. Shaine
                 7479 N. Calle Sin Celo
                 Tuscon, AZ  85718-1256
                                                  CLASS B SHARES

                          SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE     PERCENT OF CLASS TOTAL (%)
                          ------------------------------              -------------     --------------------------
                 Lai Sheung Eng & George S. Eng JTWROS                  6,838.6820             79.04
                 25-96 Steinway Street, Apt. 1
                 Astoria, NY  11103-3743
                 Painewebber FBO                                        1,652.3960             19.10
                 Matthew B. Shaine
                 7479 N. Calle Sin Celo
                 Tuscon, AX  85718-1256
                                                  CLASS C SHARES

                          SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE     PERCENT OF CLASS TOTAL (%)
                          ------------------------------              -------------     --------------------------
                 FIM Funding Inc.                                         113.4690            100.00
                 c/o Liberty Funds Group
                 One Financial Center, 13th Floor
                 Boston, MA  02111
                                                  CLASS Z SHARES

                          SHAREHOLDER (NAME AND ADDRESS)              SHARE BALANCE     PERCENT OF CLASS TOTAL (%)
                          ------------------------------              -------------     --------------------------
                 Gales & Co                                         1,160,984.0270             51.29
                 Fleet Investment Services
                 Mutual Fund Unit-NY/RO/TO4A
                 159 East Main Street
                 Rochester, NY 14638-0001

                                       gg

SALES CHARGES

PFPC Distributors served as distributor for the Predecessor Funds. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809. PFPC Distributors was entitled to the payment of a front-end sales charge on the sale of Prime A Shares of the Predecessor Funds. Prior to January 2, 2001, Provident Distributors, Inc. ("PDI") served as distributor for the Predecessor Funds and was entitled to the payment of the front-end sales charge on Prime A Shares of the Predecessor Funds. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as distributor for the Predecessor Funds and was entitled to the payment of the front-end sales charge on Prime A Shares of the Predecessor Funds. During the last three fiscal years, PFPC Distributors, PDI and/or FD Distributors received front-end sales charges in connection with Prime A Share purchases as follows:

                                 PRIME A SHARES

                                                                                          ASSET ALLOCATION FUND
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                         -----------------------
                                                                                       2002        2001        2000
                                                                                    ----------  ----------  -------
            Aggregate initial sales charges on Predecessor Fund share sales         $0             $  0      $  1,756
                                                                                               GROWTH FUND
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                         -----------------------
                                                                                      2002         2001       2000
                                                                                    --------     --------   ------
             Aggregate initial sales charges on Predecessor Fund share sales        $0              $ 0      $  985
                                                                                              LARGE CAP FUND
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                         -----------------------
                                                                                      2002         2001      2000
                                                                                    --------     --------  ------
             Aggregate initial sales charges on Predecessor Fund share sales        $7            $  463      $ 0
                                                                                            INTERNATIONAL FUND
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                         -----------------------
                                                                                      2002        2001       2000
                                                                                    ---------   ---------  ------
             Aggregate initial sales charges on Predecessor Fund share sales        $0             $ 0       $ 138
                                                                                              SMALL CAP FUND
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                         -----------------------
                                                                                      2002         2001      2000
                                                                                    --------     --------  ------
             Aggregate initial sales charges on Predecessor Fund share sales        $4,734        $  526    $  138

PFPC Distributors, PDI and FD Distributors retained none of the amounts shown in the table above. Prime A Shares were not offered by the Value Fund, Small Company Fund or Strategic Fund during the last three fiscal years.

PFPC Distributors was also entitled to the payment of the front-end sales charge on Retail A Shares of the Predecessor Funds. Prior to January 1, 2001, PDI was entitled to the payment of such front-end sales charge. Prior to December 1, 1999, FD Distributors was entitled to the payment of such front-end sales charge.

During the last three fiscal years, PFPC Distributors, PDI and/or FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows:

                                 RETAIL A SHARES

                                                                                            ASSET ALLOCATION FUND
                                                                                           YEARS ENDED OCTOBER 31,
                                                                                   -------------------------------
                                                                                       2002         2001        2000
                                                                                   -----------  ----------- --------
             Aggregate initial sales charges on Predecessor Fund share sales       $122,629     $  439,896  $   538,676
                                                                                                GROWTH FUND
                                                                                          YEARS ENDED OCTOBER 31,
                                                                                          -----------------------
                                                                                       2002        2001           2000
                                                                                   ----------- --------       --------
             Aggregate initial sales charges on Predecessor Fund share sales       $302,491    $   583,663     1,022,606

                                       hh

                                                                                                VALUE FUND
                                                                                          YEARS ENDED OCTOBER 31,
                                                                                          -----------------------
                                                                                       2002          2001          2000
                                                                                   -----------   -----------  ---------
             Aggregate initial sales charges on Predecessor Fund share sales       $78,444       $   131,059  $ 109,056
                                                                                              LARGE CAP FUND
                                                                                          YEARS ENDED OCTOBER 31,
                                                                                          -----------------------
                                                                                       2002        2001         2000
                                                                                   ----------- -----------  --------
             Aggregate initial sales charges on Predecessor Fund share sales       $122,240    $   184,258  $   154,459
                                                                                            INTERNATIONAL FUND
                                                                                          YEARS ENDED OCTOBER 31,
                                                                                          -----------------------
                                                                                       2002         2001         2000
                                                                                   -----------  -----------  --------
             Aggregate initial sales charges on Predecessor Fund share sales       $72,794      $   227,881  $   163,039
                                                                                             SMALL CAP FUND
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                         -----------------------
                                                                                       2002         2001       2000
                                                                                   -----------  ----------- -------
             Aggregate initial sales charges on Predecessor Fund share sales       $422,837     $  127,156  $  61,755
                                                                                            SMALL COMPANY FUND
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                         -----------------------
                                                                                       2002       2001          2000
                                                                                    ---------  ---------    --------
            Aggregate initial sales charges on Predecessor Fund share sales         $46,704    $  74,727    $  105,705
                                                                                             STRATEGIC FUND
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                         -----------------------
                                                                                       2002        2001        2000
                                                                                    ---------   ---------   -------
             Aggregate initial sales charges on Predecessor Fund share sales        $59,920     $  26,558   $  10,187

PFPC Distributors, PDI and FD Distributors retained none of the amounts shown in the table above.

PFPC Distributors was also entitled to the payment of contingent deferred sales charges upon the redemption of Prime B Shares of the Predecessor Funds. Prior to January 1, 2001, PDI was entitled to the payment of such contingent deferred sales charges. Prior to December 1, 1999, FD Distributors was entitled to the payment of such contingent deferred sales charges.

For the fiscal years ended October 31, 2002,2001 and 2000 , PFPC Distributors, PDI and/or FD Distributors received contingent deferred sales charges in connection with redemptions of Retail B Shares as follows:

                                 PRIME B SHARES

                                                                                          ASSET ALLOCATION FUND
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                         -----------------------
                                                                                       2002        2001        2000
                                                                                    ----------  ----------  -------
           Aggregate CDSC on Predecessor Fund redemptions received by
           PFPC Distributors, PDI and/or FD Distributors                            $1,604        $  573     $  1,398
                                                                                               GROWTH FUND
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                         -----------------------
                                                                                      2002         2001      2000
                                                                                    --------     --------  ------
           Aggregate CDSC on Predecessor Fund redemptions received by
           PFPC Distributors, PDI and/or FD Distributors                            $ 762         $  140   $  4,834
                                                                                              LARGE CAP FUND
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                         -----------------------
                                                                                      2002         2001      2000
                                                                                    --------     --------  ------
           Aggregate CDSC on Predecessor Fund redemptions received by
           PFPC Distributors, PDI and/or FD Distributors                            $  794         $ 80     $  280

                                       ii

                                                                                            INTERNATIONAL FUND
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                         -----------------------
                                                                                        2002       2001       2000
                                                                                    --  -----      ----       ----
           Aggregate CDSC on Predecessor Fund redemptions received by
           PFPC Distributors, PDI and/or FD Distributors                            $  263         $  84    $ 3,176
                                                                                              SMALL CAP FUND
                                                                                         YEARS ENDED OCTOBER 31,
                                                                                         -----------------------
                                                                                        2002       2001       2000
                                                                                    --  -----      ----       ----
           Aggregate CDSC on Predecessor Fund redemptions received by
           PFPC Distributors, PDI and/or FD Distributors                            $  461       $  2,131    $ 1,018

PFPC Distributors, PDI and FD Distributors retained none of the amounts shown in the table above. Prime B Shares were not offered by the Value Fund, Small Company Fund or Strategic Fund during the last three fiscal years.

PFPC Distributors was also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Predecessor Funds. Prior to January 1, 2001, PDI was entitled to the payment of such contingent deferred sales charges. Prior to December 1, 1999, FD Distributors was entitled to the payment of such contingent deferred sales charges.

For the fiscal years ended October 31, 2002, 2001 and 2000, PFPC Distributors, PDI and/or FD Distributors received contingent deferred sales charges in connection with redemptions of Retail B Shares as follows:

                                 RETAIL B SHARES

                                                                                        ASSET ALLOCATION FUND
                                                                                       YEARS ENDED OCTOBER 31,
                                                                                       -----------------------
                                                                                2002            2001            2000
                                                                            -----------     -----------     --------
       Aggregate CDSC on Predecessor Fund redemptions received by
       PFPC Distributors, PDI and/or FD Distributors                        $ 333,282       $   398,692     $   369,079
                                                                                             GROWTH FUND
                                                                                       YEARS ENDED OCTOBER 31,
                                                                                       -----------------------
                                                                                2002            2001               2000
                                                                            -----------     -----------     -----------
       Aggregate CDSC on Predecessor Fund redemptions received by
       PFPC Distributors, PDI and/or FD Distributors                        $ 205,087       $   343,577     $273,944
                                                                                              VALUE FUND
                                                                                       YEARS ENDED OCTOBER 31,
                                                                                       -----------------------
                                                                               2002            2001              2000
                                                                            ---------       ---------       ---------
       Aggregate CDSC on Predecessor Fund redemptions received by
       PFPC Distributors, PDI and/or FD Distributors                        $ 37,493        $  64,007         $  117,397
                                                                                            LARGE CAP FUND
                                                                                       YEARS ENDED OCTOBER 31,
                                                                                       -----------------------
                                                                                2002            2001            2000
                                                                            -----------     -----------     --------
       Aggregate CDSC on Predecessor Fund redemptions received by
       PFPC Distributors, PDI and/or FD Distributors                        $ 162,795       $   132,046     $   222,339
                                                                                          INTERNATIONAL FUND
                                                                                       Years ended October 31,

                                                                               2002            2001              2000
                                                                            ---------       ---------       ---------
       Aggregate CDSC on Predecessor Fund redemptions received by
       PFPC Distributors, PDI and/or FD Distributors                        $ 19,699        $  32,216       $  15,689
                                                                                            SMALL CAP FUND
                                                                                       YEARS ENDED OCTOBER 31,
                                                                                       -----------------------
                                                                              2002            2001            2000
                                                                            --------        --------        ------
       Aggregate CDSC on Predecessor Fund redemptions received by
       PFPC Distributors, PDI and/or FD Distributors                        $ 16,954        $  9,702        $  9,315

                                       jj

                                                                                          SMALL COMPANY FUND
                                                                                   FISCAL PERIOD ENDED OCTOBER 31,
                                                                                   -------------------------------
                                                                               2002            2001            2000
                                                                            ----------      ----------      -------
       Aggregate CDSC on Predecessor Fund redemptions received by
       PFPC Distributors, PDI and/or FD Distributors                        $ 21,307         $  33,555       $  53,189
                                                                                            STRATEGIC FUND
                                                                                       YEARS ENDED OCTOBER 31,
                                                                                       -----------------------
                                                                              2002            2001            2000
                                                                            --------        --------        ------
       Aggregate CDSC on Predecessor Fund redemptions received by
       PFPC Distributors, PDI and/or FD Distributors                        $ 45,798        $  5,728        $  7,119

PFPC Distributors, PDI and FD Distributors retained none of the amounts shown in the table above.

12B-1 PLAN, SHAREHOLDER SERVICING PLAN, CDSCS AND CONVERSION OF SHARES All of the Funds offer Class A, Class B, Class C, Class G, Class T and Class Z shares. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Funds pay LFD monthly a service fee at an annual rate of 0.25% of each Fund's average daily net assets attributed to Class A, B and C shares. The Funds also pay LFD monthly a distribution fee at an annual rate of 0.10% of each Fund's average daily net assets attributed to Class A shares and 0.75% of each Fund's average daily net assets attributed to Class B and Class C shares. As of November 18, 2002, LFDintends to limit aggregate 12b-1 fees for Class A shares to 0.25%. The Funds also may pay LFD distribution and service fees up to a maximum of 1.15% of such Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). As of November 18, 2002, Liberty intends to limit a Fund's payments under the Plan for each of shareholder liaison services and administrative support services to 0.30% (on an annualized basis) of the average daily net asset value of Class G shares owned of record or beneficially by customers of institutions. Such limitations may be revoked at any time. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.

The Plan authorizes any other payments by the Funds to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares. The Trustees believe the Plan could be a significant factor in the growth and retention of the Funds' assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class T shares of the Funds are subject to a shareholder servicing fee pursuant to a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, a Fund may enter into agreements with institutions pursuant to which an institution agrees to provide certain administrative and support services to its customers who are the beneficial owners of Class T shares. Services provided by such institutions to their customers include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders. In return for providing these services, the Fund agrees to pay each institution a fee at an annual rate of up to 0.50% of the average daily net assets attributable to Class T shares owned beneficially by the institution's customers. Current service arrangements are limited to payments of 0.30% for the Funds.

Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to any Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G kk
shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

A certain number of years, depending on when you purchased your shares that were exchanged for Class G shares, after the end of the month in which you purchased your shares that were exchanged for Class G shares, such Class G shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class T shares having an equal value, which are not subject to the distribution fee.

SALES-RELATED EXPENSES (dollars in thousands) of LFD relating to the Funds for the fiscal year ended October 31, 2002, were:

[TO BE REVISED]

                                                                      ASSET ALLOCATION FUND
                                               CLASS A       CLASS B       CLASS C       CLASS G       CLASS T
                                               Shares        SHARES        Shares        SHARES        Shares
                                                             ------                      ------
Fees to FSFs

Cost of sales material relating to the Fund
   (including printing and mailing expenses)
Allocated travel, entertainment and other
   promotional expenses (including advertising)
                                                                           GROWTH FUND
                                               CLASS A       CLASS B       CLASS C       CLASS G       CLASS T
                                               Shares        SHARES        Shares        SHARES        Shares
                                                             ------                      ------
Fees to FSFs

Cost of sales material relating to the Fund
   (including printing and mailing expenses)

Allocated travel, entertainment and other promotional expenses (including advertising)

                                       ll

                                                                        EQUITY VALUE FUND
                                               CLASS A       CLASS B       CLASS C       CLASS G       CLASS T
                                               Shares        SHARES        Shares        SHARES        Shares
                                                             ------                      ------
Fees to FSFs

Cost of sales material relating to the Fund
   (including printing and mailing expenses)

Allocated travel, entertainment and other
   promotional expenses (including advertising)
                                                                          LARGE CAP FUND
                                               CLASS A       CLASS B       CLASS C       CLASS G       CLASS T
                                               Shares        SHARES        Shares        SHARES        Shares
                                                             ------                      ------
Fees to FSFs

Cost of sales material relating to the Fund
   (including printing and mailing expenses)

Allocated travel, entertainment and other
   promotional expenses (including advertising)
                                                                        INTERNATIONAL FUND
                                               CLASS A       CLASS B       CLASS C       CLASS G       CLASS T
                                               Shares        SHARES        Shares        SHARES        Shares
                                                             ------                      ------
Fees to FSFs

Cost of sales material relating to the Fund
   (including printing and mailing expenses)

Allocated travel, entertainment and other promotional expenses (including advertising)

                                       mm

                                                                          SMALL CAP FUND
                                               CLASS A       CLASS B       CLASS C       CLASS G       CLASS T
                                               Shares        SHARES        Shares        SHARES        Shares
                                                             ------                      ------
Fees to FSFs

Cost of sales material relating to the Fund
   (including printing and mailing expenses)

Allocated travel, entertainment and other
   promotional expenses (including advertising)
                                                                    SMALL COMPANY EQUITY FUND
                                               CLASS A       CLASS B       CLASS C       CLASS G       CLASS T
                                               Shares        SHARES        Shares        SHARES        Shares
                                                             ------                      ------
Fees to FSFs

Cost of sales material relating to the Fund
   (including printing and mailing expenses)

Allocated travel, entertainment and other
   promotional expenses (including advertising)
                                                                      STRATEGIC EQUITY FUND
                                               CLASS A       CLASS B       CLASS C       CLASS G       CLASS T
                                               Shares        SHARES        Shares        SHARES        Shares
                                                             ------                      ------
Fees to FSFs

Cost of sales material relating to the Fund
   (including printing and mailing expenses)

Allocated travel, entertainment and other promotional expenses (including advertising)

                                       nn

INVESTMENT PERFORMANCE

The average annual total returns at October 31, 2002, for Classes A, B, C, G, T and Z of the Funds, as applicable, are presented below.

ASSET ALLOCATION FUND(1):

                                            CLASS A SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With sales charge of 5.75%                (17.55)%          (0.74)%             6.29%
Return after taxes on distributions       (18.08)%          (2.24)%             4.86%
Return after taxes on distributions
   and sale of fund shares                (10.75)%          (0.93)%             4.71%
Without sales charge                      (12.53)%           0.44%              6.92%
Return after taxes on distributions       (13.10)%          (1.08)%             5.48%
Return after taxes on distributions
   and sale of fund shares                (7.67)%            0.00%              5.25%
                                            CLASS B SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (17.37)%          (0.45)%             6.62%
Return after taxes on distributions       (17.70)%          (1.76)%             5.30%
Return after taxes on distributions
   and sale of fund shares                (10.65)%          (0.60)%             5.06%
Without sales charge                      (13.06)%          (0.13)%             6.62%
Return after taxes on distributions       (13.40)%          (1.43)%             5.30%
Return after taxes on distributions
   and sale of fund shares                (8.01)%           (0.35)%             5.06%

                                       oo

                                            CLASS C SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (13.94)%          (0.31)%             6.37%
Return after taxes on distributions       (14.27)%          (1.53)%             5.14%
Return after taxes on distributions
   and sale of fund shares                (8.54)%           (0.45)%             4.89%
Without sales charge                      (13.08)%          (0.31)%             6.37%
Return after taxes on distributions       (13.41)%          (1.53)%             5.14%
Return after taxes on distributions
   and sale of fund shares                (8.02)%           (0.45)%             4.89%
                                            CLASS G SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (17.38)%          (0.79)%             6.37%
Return after taxes on distributions       (17.72)%          (2.04)%             5.17%
Return after taxes on distributions
   and sale of fund shares                (10.66)%          (0.84)%             4.89%
Without sales charge                      (13.08)%          (0.31)%             6.37%
Return after taxes on distributions       (13.41)%          (1.53)%             5.14%
Return after taxes on distributions
   and sale of fund shares                (8.02)%           (0.45)%             4.89%
                                            CLASS T SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (17.47)%          (0.81)%             6.25%
Return after taxes on distributions       (18.01)%          (2.28)%             4.84%
Return after taxes on distributions
   and sale of fund shares                (10.70)%          (0.97)%             4.69%
Without sales charge                      (12.44)%           0.37%              6.88%
Return after taxes on distributions       (13.01)%          (1.12)%             5.46%
Return after taxes on distributions
   and sale of fund shares                (7.61)%           (0.04)%             5.23%
                                            CLASS Z SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
Without sales charge                      (12.23)%           0.57%              7.06%
Return after taxes on distributions       (12.89)%          (1.00)%             5.57%
Return after taxes on distributions
   and sale of fund shares                (7.48)%            0.08%              5.34%

                                       pp

(1) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Prime A Shares (for Class A shares), Prime B Shares (for Class B shares), Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy Asset Allocation Fund for periods prior to October 31, 1998, the inception date for Prime A shares. The returns for Class A shares have not been restated to reflect any differences in expenses between Retail A Shares and Class A shares. The returns shown for Class B shares include the returns for Retail A Shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charge applicable to Class B shares) for periods prior to October 31, 1998, the inception date for Prime B Shares. The returns for Class B shares have not been restated to reflect any differences in expenses between Retail A Shares and Class B shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Prime B Shares would have been lower. The average annual returns for Class C shares prior to November 18, 2002 include the returns for Class G shares of the Fund (adjusted to reflect the sales charge applicable to Class C shares) because Class C shares had no corresponding class in the Galaxy Asset Allocation Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns for Class G shares also include the returns of Retail A Shares of the Galaxy Asset Allocation Fund for periods prior to March 4, 1996, the inception date for Retail B Shares of the Galaxy Asset Allocation Fund. The returns for Class G shares have not been restated to reflect any differences in expenses between Retail A Shares and Class G shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Retail B Shares of the Galaxy Fund would have been lower.

GROWTH FUND(2):

                                            CLASS A SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With sales charge of 5.75%                (23.30)%          (1.59)%             7.56%
Return after taxes on distributions       (23.30)%          (3.30)%             6.15%
Return after taxes on distributions
   and sale of fund shares                (14.31)%          (1.00)%             6.29%
Without sales charge                      (18.64)%          (0.42)%             8.20%
Return after taxes on distributions       (18.64)%          (2.16)%             6.78%
Return after taxes on distributions
   and sale of fund shares                (11.45)%          (0.07)%             6.86%
                                            CLASS B SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (23.44)%          (1.26)%             7.89%
Return after taxes on distributions       (23.44)%          (3.01)%             6.47%
Return after taxes on distributions
   and sale of fund shares                (14.39)%          (0.69)%             6.61%
Without sales charge                      (19.41)%          (1.00)%             7.89%
Return after taxes on distributions       (19.41)%          (2.73)%             6.47%
Return after taxes on distributions
   and sale of fund shares                (11.92)%          (0.49)%             6.61%

                                       qq

                                            CLASS C SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (20.29)%          (1.27)%             7.57%
Return after taxes on distributions       (20.29)%          (3.01)%             6.17%
Return after taxes on distributions
   and sale of fund shares                (12.46)%          (0.68)%             6.36%
Without sales charge                      (19.49)%          (1.27)%             7.57%
Return after taxes on distributions       (19.49)%          (3.01)%             6.17%
Return after taxes on distributions
   and sale of fund shares                (11.97)%          (0.68)%             6.36%
                                            CLASS G SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (23.51)%          (1.65)%             7.57%
Return after taxes on distributions       (23.51)%          (3.43)%             6.17%
Return after taxes on distributions
   and sale of fund shares                (14.44)%          (0.98)%             6.36%
Without sales charge                      (19.49)%          (1.27)%             7.57%
Return after taxes on distributions       (19.49)%          (3.01)%             6.17%
Return after taxes on distributions
   and sale of fund shares                (11.97)%          (0.68)%             6.36%
                                            CLASS T SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (23.54)%          (1.69)%             7.50%
Return after taxes on distributions       (23.54)%          (3.40)%             6.10%
Return after taxes on distributions
   and sale of fund shares                (14.45)%          (1.07)%             6.25%
Without sales charge                      (18.88)%          (0.52)%             8.14%
Return after taxes on distributions       (18.88)%          (2.26)%             6.73%
Return after taxes on distributions
   and sale of fund shares                (11.59)%          (0.14)%             6.81%
                                            CLASS Z SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
Without sales charge                      (18.51)%          (0.12)%             8.51%
Return after taxes on distributions       (18.51)%          (1.88)%             7.03%
Return after taxes on distributions
   and sale of fund shares                (11.36)%           0.14%              7.08%

                                       rr

(2) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Prime A Shares (for Class A shares), Prime B Shares (for Class B shares), Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy Equity Growth Fund for periods prior to October 31, 1998, the inception date for Prime A Shares. The returns for Class A shares have not been restated to reflect any differences in expenses between Retail A Shares and Class A shares. The returns shown for Class B shares include the returns of Retail A Shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charge applicable to Class B shares) for periods prior to October 31, 1998, the inception date for Prime B Shares. The returns for Class B shares have not been restated to reflect any differences in expenses between Retail A Shares and Class B shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Prime B Shares would have been lower. The average annual returns for Class C shares prior to November 18, 2002 include the returns for Class G shares of the Fund (adjusted to reflect the sales charge applicable to Class C shares) because Class C shares had no corresponding class in the Galaxy Equity Growth Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns for Class G shares also include the returns of Retail A Shares of the Galaxy Equity Growth Fund for periods prior to March 4, 1996, the inception date for Retail B Shares of the Galaxy Equity Growth Fund. The returns for Class G shares have not been restated to reflect any differences in expenses between Retail A Shares and Class G shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Retail B Shares of the Galaxy Equity Growth Fund would have been lower.

VALUE FUND(3):

                                            CLASS A SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With sales charge of 5.75%                (25.83)%          (2.00)%             8.12%
Return after taxes on distributions       (26.20)%          (4.66)%             5.30%
Return after taxes on distributions
   and sale of fund shares                (15.28)%          (1.65)%             6.09%
Without sales charge                      (21.32)%          (0.84)%             8.77%
Return after taxes on distributions       (21.71)%          (3.53)%             5.93%
Return after taxes on distributions
   and sale of fund shares                (12.47)%          (0.73)%             6.66%
                                            CLASS B SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (25.66)%          (1.76)%             8.29%
Return after taxes on distributions       (26.06)%          (4.47)%             5.50%
Return after taxes on distributions
   and sale of fund shares                (15.11)%          (1.42)%             6.31%
Without sales charge                      (21.85)%          (1.55)%             8.29%
Return after taxes on distributions       (22.26)%          (4.23)%             5.50%
Return after taxes on distributions
   and sale of fund shares                (12.78)%          (1.24)%             6.31%

                                       ss

                                            CLASS C SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (22.61)%          (1.55)%             8.29%
Return after taxes on distributions       (23.02)%          (4.23)%             5.50%
Return after taxes on distributions
   and sale of fund shares                (13.24)%          (1.24)%             6.31%
Without sales charge                      (21.85)%          (1.55)%             8.29%
Return after taxes on distributions       (22.26)%          (4.23)%             5.50%
Return after taxes on distributions
   and sale of fund shares                (12.78)%          (1.24)%             6.31%
                                            CLASS G SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (25.66)%          (1.87)%             8.29%
Return after taxes on distributions       (26.06)%          (4.59)%             5.50%
Return after taxes on distributions
   and sale of fund shares                (15.11)%          (1.50)%             6.31%
Without sales charge                      (21.85)%          (1.55)%             8.29%
Return after taxes on distributions       (22.26)%          (4.23)%             5.50%
Return after taxes on distributions
   and sale of fund shares                (12.78)%          (1.24)%             6.31%
                                            CLASS T SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (25.83)%          (2.00)%             8.12%
Return after taxes on distributions       (26.20)%          (4.66)%             5.30%
Return after taxes on distributions
   and sale of fund shares                (15.28)%          (1.65)%             6.09%
Without sales charge                      (21.32)%          (0.84)%             8.77%
Return after taxes on distributions       (21.71)%          (3.53)%             5.93%
Return after taxes on distributions
   and sale of fund shares                (12.47)%          (0.73)%             6.66%
                                            CLASS Z SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
Without sales charge                      (20.96)%          (0.45)%             9.12%
Return after taxes on distributions       (21.35)%          (3.17)%             6.20%
Return after taxes on distributions
   and sale of fund shares                (12.26)%          (0.47)%             6.89%

                                       tt

(3) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Equity Value Fund for periods prior to the date of this SAI. The average annual total returns for Class A shares prior to November 18, 2002 include the returns of Class T shares of the Fund because Class A shares had no corresponding class in the Galaxy Equity Value Fund. The returns for Class A shares have not been restated to reflect any differences in expenses between Class T shares and Class A shares. The average annual total returns for Class B shares prior to November 18, 2002 include the returns of Class G shares of the Fund because Class B shares had no corresponding class in the Galaxy Equity Value Fund. The returns for Class B shares have not been restated to reflect any differences in expenses between Class G shares and Class B shares. The average annual returns for Class C shares prior to November 18, 2002 include the returns for Class G shares of the Fund (adjusted to reflect the sales charge applicable to Class C shares) because Class C shares had no corresponding class in the Galaxy Equity Value Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns for Class G shares also include the returns of Retail A Shares of the Galaxy Equity Value Fund for periods prior to March 4, 1996, the inception date for Retail B Shares of the Galaxy Equity Value Fund. The returns for Class G shares have not been restated to reflect any differences in expenses between Retail A Shares and Class G shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Retail B Shares of the Galaxy Equity Value Fund would have been lower.

LARGE CAP FUND(4):

                                            CLASS A SHARES
                                           1 YEAR           5 YEARS       Life of the Fund
                                           ------           -------
With sales charge of 5.75%                (22.86)%          (2.06)%             7.29%
Return after taxes on distributions       (23.40)%          (3.91)%             5.12%
Return after taxes on distributions
   and sale of fund shares                (13.33)%          (1.57)%             5.51%
Without sales charge                      (18.14)%          (0.90)%             7.94%
Return after taxes on distributions       (18.71)%          (2.76)%             5.76%
Return after taxes on distributions
   and sale of fund shares                (10.39)%          (0.65)%             6.08%
                                            CLASS B SHARES
                                           1 YEAR           5 YEARS       LIFE OF THE FUND
                                           ------           -------       ----------------
With applicable CDSC                      (22.68)%          (1.76)%             7.61%
Return after taxes on distributions       (23.20)%          (3.53)%             5.49%
Return after taxes on distributions
   and sale of fund shares                (13.17)%          (1.26)%             5.85%
Without sales charge                      (18.75)%          (1.50)%             7.61%
Return after taxes on distributions       (19.27)%          (3.25)%             5.49%
Return after taxes on distributions
   and sale of fund shares                (10.76)%          (1.05)%             5.85%

                                       uu

                                            CLASS C SHARES
                                           1 YEAR           5 YEARS       Life of the Fund
                                           ------           -------
With applicable CDSC                      (19.59)%          (1.75)%             7.32%
Return after taxes on distributions       (20.12)%          (3.44)%             5.29%
Return after taxes on distributions
   and sale of fund shares                (11.27)%          (1.21)%             5.66%
Without sales charge                      (18.80)%          (1.75)%             7.32%
Return after taxes on distributions       (19.33)%          (3.44)%             5.29%
Return after taxes on distributions
   and sale of fund shares                (10.79)%          (1.21)%             5.66%
                                            CLASS G SHARES
                                           1 YEAR           5 YEARS       Life of the Fund
                                           ------           -------
With applicable CDSC                      (22.73)%          (2.14)%             7.32%
Return after taxes on distributions       (23.26)%          (3.86)%             5.29%
Return after taxes on distributions
   and sale of fund shares                (13.20)%          (1.52)%             5.66%
Without sales charge                      (18.80)%          (1.75)%             7.32%
Return after taxes on distributions       (19.33)%          (3.44)%             5.29%
Return after taxes on distributions
   and sale of fund shares                (10.79)%          (1.21)%             5.66%
                                            CLASS T SHARES
                                           1 YEAR           5 YEARS       Life of the Fund
                                           ------           -------
With applicable CDSC                      (22.84)%          (2.18)%             7.22%
Return after taxes on distributions       (23.37)%          (3.99)%             5.07%
Return after taxes on distributions
   and sale of fund shares                (13.32)%          (1.65)%             5.47%
Without sales charge                      (18.16)%          (1.02)%             7.88%
Return after taxes on distributions       (18.72)%          (2.85)%             5.71%
Return after taxes on distributions
   and sale of fund shares                (10.40)%          (0.73)%             6.04%
                                            CLASS Z SHARES
                                           1 YEAR           5 YEARS       Life of the Fund
                                           ------           -------
Without sales charge                      (17.85)%          (0.72)%             8.05%
Return after taxes on distributions       (18.52)%          (2.65)%             5.82%
Return after taxes on distributions
   and sale of fund shares                (10.21)%          (0.54)%             6.14%

(4) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Prime A Shares (for Class A shares), Prime B Shares (for Class B shares), Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Growth and Income Fund for periods prior to November 18, 2002. The returns shown for Class A shares include the returns of Retail A Shares of the Galaxy Growth and Income Fund for periods prior to October 31, 1998, the inception date for Prime A Shares. The returns for Class A shares have not been restated to reflect any differences in expenses between Retail A Shares and Class A shares. The returns shown for Class B shares of the Fund also include the returns of Retail A Shares of the Galaxy Growth and Income Fund (adjusted to reflect the sales charge applicable to Class B shares) for periods prior to October 31, 1998, the inception date for Prime B Shares. The returns for Class B shares have not been restated to reflect any differences in expenses between Retail A Shares and Class B shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Prime B Shares would have been lower. The average annual returns for Class C shares prior to November 18, 2002 include the returns for Class G shares of the Fund (adjusted to reflect the sales charge applicable to Class C shares) because Class C shares had no corresponding class in the Galaxy Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns for Class G shares also include the returns of Retail A Shares of the Galaxy Growth and Income Fund for periods prior to March 4, 1996, the inception date for Retail B Shares of the Galaxy Growth and Income Fund. The returns for Class G shares have not been restated to reflect any differences in expenses between Retail A Shares and Class G shares. If differences in expenses had been reflect, the returns for period prior to the inception of Retail B Shares of the Galaxy Growth and Income Fund would have been lower.

INTERNATIONAL FUND(5):

                                            CLASS A SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With sales charge of 5.75%                (20.60)%          (5.01)%             3.11%
Return after taxes on distributions       (21.08)%          (6.37)%             2.01%
Return after taxes on distributions
   and sale of fund shares                (12.59)%          (3.69)%             2.55%
Without sales charge                      (15.78)%          (3.87)%             3.73%
Return after taxes on distributions       (16.28)%          (5.25)%             2.61%
Return after taxes on distributions
   and sale of fund shares                (9.62)%           (2.81)%             3.06%
                                            CLASS B SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (20.21)%          (4.60)%             3.49%
Return after taxes on distributions       (20.58)%          (5.87)%             2.45%
Return after taxes on distributions
   and sale of fund shares                (12.36)%          (3.32)%             2.90%
Without sales charge                      (16.06)%          (4.31)%             3.49%
Return after taxes on distributions       (16.43)%          (5.56)%             2.45%
Return after taxes on distributions
   and sale of fund shares                (9.81)%           (3.10)%             2.90%

                                       ww

                                            CLASS C SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (17.38)%          (4.58)%             3.35%
Return after taxes on distributions       (17.60)%          (5.76)%             2.34%
Return after taxes on distributions
   and sale of fund shares                (10.64)%          (3.27)%             2.80%
Without sales charge                      (16.55)%          (4.58)%             3.35%
Return after taxes on distributions       (16.77)%          (5.76)%             2.34%
Return after taxes on distributions
   and sale of fund shares                (10.14)%          (3.27)%             2.80%
                                            CLASS G SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (20.70)%          (5.02)%             3.35%
Return after taxes on distributions       (20.91)%          (6.23)%             2.34%
Return after taxes on distributions
   and sale of fund shares                (12.68)%          (3.61)%             2.80%
Without sales charge                      (16.55)%          (4.58)%             3.35%
Return after taxes on distributions       (16.77)%          (5.76)%             2.34%
Return after taxes on distributions
   and sale of fund shares                (10.14)%          (3.27)%             2.80%
                                            CLASS T SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
With applicable CDSC                      (20.59)%          (5.23)%             2.99%
Return after taxes on distributions       (21.12)%          (6.54)%             1.92%
Return after taxes on distributions
   and sale of fund shares                (12.57)%          (3.84)%             2.46%
Without sales charge                      (15.75)%          (4.10)%             3.60%
Return after taxes on distributions       (16.32)%          (5.42)%             2.52%
Return after taxes on distributions
   and sale of fund shares                (9.60)%           (2.97)%             2.97%
                                            CLASS Z SHARES
                                           1 YEAR           5 YEARS           10 YEARS
                                           ------           -------           --------
Without sales charge                      (15.26)%          (3.59)%             4.07%
Return after taxes on distributions       (15.96)%          (5.05)%             2.88%
Return after taxes on distributions
   and sale of fund shares                (9.28)%           (2.64)%             3.30%

(5) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Prime A Shares (for Class A shares), Prime B Shares (for Class B shares), Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy International Equity Fund for periods prior to November 18, 2002. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy International Equity Fund for periods prior to October 31, 1998, the inception date for Prime A Shares. The returns for Class A shares have not been restated to reflect any differences in expenses between Retail A Shares and Class A shares. The returns shown for Class B shares of the Fund also include the returns of Retail A Shares of the Galaxy International Equity Fund (adjusted to reflect the sales charge applicable to Class B shares) for periods prior to October 31, 1998, the inception date for Prime B Shares. The returns for Class B shares have not been restated to reflect any differences in expenses between Retail A Shares and Class B shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Prime B Shares would have been lower. The returns for Class C shares prior to November 18, 2002 include the returns for Class G shares of the Fund (adjusted to reflect the sales charge applicable to Class C shares) because Class C shares had no corresponding class in the Galaxy International Equity Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns for Class G shares also include the returns of Retail A Shares of the Galaxy International Equity Fund for periods prior to March 4, 1996, the inception date for Retail B Shares of the Galaxy International Equity Fund. The returns for Class G shares have not been restated to reflect any differences in expenses between Retail A Shares and Class G shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Retail B Shares of the Galaxy International Equity Fund would have been lower.

SMALL CAP FUND(6):

                                            CLASS A SHARES
                                           1 YEAR           5 YEARS       Life of the Fund
                                           ------           -------
With sales charge of 5.75%                (7.40)%            3.50%             11.74%
Return after taxes on distributions       (9.22)%            0.59%              9.05%
Return after taxes on distributions
   and sale of fund shares                (3.06)%            2.05%              8.92%
Without sales charge                      (1.73)%            4.74%             12.43%
Return after taxes on distributions       (3.67)%            1.80%              9.72%
Return after taxes on distributions
   and sale of fund shares                 0.52%             3.05%              9.53%
                                            CLASS B SHARES
                                           1 YEAR           5 YEARS       LIFE OF THE FUND
                                           ------           -------       ----------------
With applicable CDSC                      (7.00)%            3.85%             12.06%
Return after taxes on distributions       (8.95)%            0.95%              9.39%
Return after taxes on distributions
   and sale of fund shares                (2.68)%            2.39%              9.25%
Without sales charge                      (2.55)%            4.08%             12.06%
Return after taxes on distributions       (4.50)%            1.21%              9.39%
Return after taxes on distributions
   and sale of fund shares                 0.05%             2.58%              9.25%

                                      aaa

                                            CLASS C SHARES
                                           1 YEAR           5 YEARS       LIFE OF THE FUND
                                           ------           -------       ----------------
With applicable CDSC                      (3.38)%            3.97%             12.00%
Return after taxes on distributions       (5.34)%            1.09%              9.33%
Return after taxes on distributions
   and sale of fund shares                (0.45)%            2.49%              9.20%
Without sales charge                      (2.49)%            3.97%             12.00%
Return after taxes on distributions       (4.45)%            1.09%              9.33%
Return after taxes on distributions
   and sale of fund shares                 0.10%             2.49%              9.20%
                                            CLASS G SHARES
                                           1 YEAR           5 YEARS       LIFE OF THE FUND
                                           ------           -------       ----------------
With applicable CDSC                      (6.94)%            3.62%             12.00%
Return after taxes on distributions       (8.91)%            0.70%              9.33%
Return after taxes on distributions
   and sale of fund shares                (2.64)%            2.20%              9.20%
Without sales charge                      (2.49)%            3.97%             12.00%
Return after taxes on distributions       (4.45)%            1.09%              9.33%
Return after taxes on distributions
   and sale of fund shares                 0.10%             2.49%              9.20%
                                            CLASS T SHARES
                                           1 YEAR           5 YEARS       LIFE OF THE FUND
                                           ------           -------       ----------------
With applicable CDSC                      (7.38)%            3.30%             11.63%
Return after taxes on distributions       (9.22)%            0.42%              8.96%
Return after taxes on distributions
   and sale of fund shares                (3.04)%            1.91%              8.84%
Without sales charge                      (1.75)%            4.53%             12.31%
Return after taxes on distributions       (3.69)%            1.62%              9.62%
Return after taxes on distributions
   and sale of fund shares                 0.52%             2.91%              9.44%
                                            CLASS Z SHARES
                                           1 YEAR           5 YEARS       Life of the Fund
                                           ------           -------
Without sales charge                      (1.26)%            5.01%             12.48%
Return after taxes on distributions       (3.23)%            1.98%              9.75%
Return after taxes on distributions
   and sale of fund shares                 0.80%             3.21%              9.55%

                                      bbb

(6) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Prime A Shares (for Class A shares), Prime B Shares (for Class B shares), Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Small Cap Value Fund for periods prior to November 18, 2002. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy Small Cap Value Fund for periods prior to October 31, 1998, the inception date for Prime A Shares. The returns for Class A shares have not been restated to reflect any differences in expenses between Retail A Shares and Class A shares. The returns shown for Class B shares include the returns of Retail B Shares of the Galaxy Small Cap Value Fund (adjusted to reflect the sales charge applicable to Class B shares) for periods prior to October 31, 1998, the inception date for Prime B Shares. The returns for Class B shares have not been restated to reflect any differences in expenses between Retail A Shares and Class B shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Prime B Shares would have been lower. The average annual returns for Class C shares prior to November 18, 2002 include the returns for Class G shares of the Fund (adjusted to reflect the sales charge applicable to Class C shares) because Class C shares had no corresponding class in the Galaxy Small Cap Value Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns for Class G shares also include the returns of Retail A Shares of the Galaxy Small Cap Value Fund for periods prior to the inception of Retail B Shares of the Galaxy Small Cap Value Fund. The returns for Class G shares have not been restated to reflect any differences in expenses between Retail A Shares and Class G shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Retail B Shares of the Galaxy Small Cap Value Fund would have been lower. The returns shown for Class Z shares include returns of Trust shares of the Small Cap portfolio of The Shawmut Funds, the predecessor to the Galaxy Small Cap Value Fund, for periods prior to December 4, 1995.

SMALL COMPANY FUND(7):

                                            CLASS A SHARES
                                           1 YEAR           5 YEARS           10 Years
                                           ------           -------
With sales charge of 5.75%                (29.19)%          (7.12)%             6.79%
Return after taxes on distributions       (29.19)%          (8.28)%             5.66%
Return after taxes on distributions
   and sale of fund shares                (17.92)%          (5.29)%             5.72%
Without sales charge                      (24.88)%          (6.01)%             7.43%
Return after taxes on distributions       (24.88)%          (7.18)%             6.29%
Return after taxes on distributions
   and sale of fund shares                (15.28)%          (4.45)%             6.28%
                                            CLASS B SHARES
                                           1 YEAR           5 YEARS           10 Years
                                           ------           -------
With applicable CDSC                      (29.25)%          (6.94)%             6.95%
Return after taxes on distributions       (29.25)%          (8.14)%             5.80%
Return after taxes on distributions
   and sale of fund shares                (17.96)%          (5.12)%             5.90%
Without sales charge                      (25.52)%          (6.67)%             6.95%
Return after taxes on distributions       (25.52)%          (7.86)%             5.80%
Return after taxes on distributions
   and sale of fund shares                (15.67)%          (4.92)%             5.90%

                                      ccc

                                            CLASS C SHARES
                                           1 YEAR           5 YEARS           10 Years
                                           ------           -------
With applicable CDSC                      (26.27)%          (6.67)%             6.95%
Return after taxes on distributions       (26.27)%          (7.86)%             5.80%
Return after taxes on distributions
   and sale of fund shares                (16.13)%          (4.92)%             5.90%
Without sales charge                      (25.52)%          (6.67)%             6.95%
Return after taxes on distributions       (25.52)%          (7.86)%             5.80%
Return after taxes on distributions
   and sale of fund shares                (15.67)%          (4.92)%             5.90%
                                            CLASS G SHARES
                                           1 YEAR           5 YEARS           10 Years
                                           ------           -------
With applicable CDSC                      (29.25)%          (7.08)%             6.95%
Return after taxes on distributions       (29.25)%          (8.29)%             5.80%
Return after taxes on distributions
   and sale of fund shares                (17.96)%          (5.22)%             5.90%
Without sales charge                      (25.52)%          (6.67)%             6.95%
Return after taxes on distributions       (25.52)%          (7.86)%             5.80%
Return after taxes on distributions
   and sale of fund shares                (15.67)%          (4.92)%             5.90%
                                            CLASS T SHARES
                                           1 YEAR           5 YEARS           10 Years
                                           ------           -------
With applicable CDSC                      (29.19)%          (7.12)%             6.79%
Return after taxes on distributions       (29.19)%          (8.28)%             5.66%
Return after taxes on distributions
   and sale of fund shares                (17.92)%          (5.29)%             5.72%
Without sales charge                      (24.88)%          (6.01)%             7.43%
Return after taxes on distributions       (24.88)%          (7.18)%             6.29%
Return after taxes on distributions
   and sale of fund shares                (15.28)%          (4.45)%             6.28%
                                            CLASS Z SHARES
                                           1 YEAR           5 YEARS           10 Years
                                           ------           -------
Without sales charge                      (24.62)%          (5.61)%             7.83%
Return after taxes on distributions       (24.62)%          (6.76)%             6.71%
Return after taxes on distributions
   and sale of fund shares                (15.11)%          (4.17)%             6.62%

                                      ddd

(7) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Small Company Equity Fund for periods prior to the date of this SAI. The average annual total returns for Class A shares prior to November 18, 2002 include the returns of Class T shares of the Fund because Class A shares had no corresponding class in the Galaxy Small Company Equity Fund. The returns for Class A shares have not been restated to reflect any differences in expenses between Class T shares and Class A shares. The average annual total returns for Class B shares prior to November 18, 2002 include the returns of Class G shares of the Fund because Class B shares had no corresponding class in the Galaxy Small Company Equity Fund. The returns for Class B shares have not been restated to reflect any differences in expenses between Class G shares and Class B shares. The average annual returns for Class C shares prior to November 18, 2002 include the returns for Class G shares of the Fund (adjusted to reflect the sales charge applicable to Class C shares) because Class C shares had no corresponding class in the Galaxy Small Company Equity Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares. The returns for Class G shares also include the returns of Retail A Shares of the Galaxy Small Company Equity Fund for periods prior to March 4, 1996, the inception date for Retail B Shares of the Galaxy Small Company Equity Fund. The returns for Class G shares have not been restated to reflect any differences in expenses between Retail A Shares and Class G shares. If differences in expenses had been reflected, the returns for periods prior to the inception of Retail B Shares of the Galaxy Small Company Equity Fund would have been lower.

STRATEGIC FUND(8):

                                            CLASS A SHARES
                                           1 YEAR       Life of the Fund
                                           ------
With sales charge of 5.75%                (16.58)%          (0.10)%
Return after taxes on distributions       (17.33)%          (1.58)%
Return after taxes on distributions
   and sale of fund shares                (9.52)%           (0.63)%
Without sales charge                      (11.50)%           1.18%
Return after taxes on distributions       (12.30)%          (0.32)%
Return after taxes on distributions
   and sale of fund shares                (6.36)%           (0.38)%
                                            CLASS B SHARES
                                           1 YEAR         Life of Fund
                                           ------
With applicable CDSC                      (16.40)%           0.21%
Return after taxes on distributions       (17.14)%          (1.21)%
Return after taxes on distributions
   and sale of fund shares                (9.36)%           (0.34)%
Without sales charge                      (12.16)%          (0.56)%
Return after taxes on distributions       (12.90)%          (0.84)%
Return after taxes on distributions
   and sale of fund shares                (6.76)%           (0.05)%

                                      eee

                                            CLASS C SHARES
                                           1 YEAR         Life of Fund
                                           ------
With applicable CDSC                      (13.01)%           0.56%
Return after taxes on distributions       (13.75)%          (0.84)%
Return after taxes on distributions
   and sale of fund shares                (7.28)%           (0.05)%
Without sales charge                      (12.16)%           0.56%
Return after taxes on distributions       (12.90)%          (0.84)%
Return after taxes on distributions
   and sale of fund shares                (6.76)%           (0.05)%
                                            CLASS G SHARES
                                           1 YEAR         Life of Fund
                                           ------
With applicable CDSC                      (16.40)%           0.03%
Return after taxes on distributions       (17.14)%          (1.40)%
Return after taxes on distributions
   and sale of fund shares                (9.36)%           (0.49)%
Without sales charge                      (12.16)%           0.56%
Return after taxes on distributions       (12.90)%          (0.84)%
Return after taxes on distributions
   and sale of fund shares                (6.76)%           (0.05)%
                                            CLASS T SHARES
                                           1 YEAR       Life of the Fund
                                           ------
With applicable CDSC                      (16.58)%          (0.10)%
Return after taxes on distributions       (17.33)%          (1.58)%
Return after taxes on distributions
   and sale of fund shares                (9.52)%            (063)%
Without sales charge                      (11.50)%           1.18%
Return after taxes on distributions       (12.30)%          (0.32)%
Return after taxes on distributions
   and sale of fund shares                (6.36)%            0.38%
                                            CLASS Z SHARES
                                           1 YEAR       Life of the Fund
                                           ------
Without sales charge                      (11.06)%           1.66%
Return after taxes on distributions       (12.03)%           0.00%
Return after taxes on distributions
   and sale of fund shares                (6.08)%            0.69%

                                      fff

(8) The average annual total returns shown include the returns of Trust Shares (for Class Z shares), Retail A Shares (for Class T shares) and Retail B Shares (for Class G shares) of the Galaxy Strategic Equity Fund for periods prior to the date of this SAI. The average annual total returns for Class A shares prior to November 18, 2002 include the returns of Class T shares of the Fund because Class A shares had no corresponding class in the Galaxy Strategic Equity Fund. The returns for Class A shares have not been restated to reflect any differences in expenses between Class T shares and Class A shares. The average annual total returns for Class B shares prior to November 18, 2002 include the returns of Class G shares of the Fund because Class B shares had no corresponding class in the Galaxy Strategic Equity Fund. The returns for Class B shares have not been restated to reflect any differences in expenses between Class G shares and Class B shares. The average annual returns for Class C shares prior to November 18, 2002 include the returns for Class G shares of the Fund (adjusted to reflect the sales charge applicable to Class C shares) because Class C shares had no corresponding class in the Galaxy Strategic Equity Fund. The returns for Class C shares have not been restated to reflect any differences in expenses between Class G shares and Class C shares.

See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN OF THE FUNDS

State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is the Funds' custodian. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.

INDEPENDENT AUDITORS

Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, are the independent auditors for the Funds and were the independent auditors for the Predecessor Galaxy Funds for the fiscal years ended on or after October 31, 1999. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of Ernst & Young LLP, and the Galaxy Funds' former auditors, given on the authority of said firm as experts in auditing and accounting. The financial highlights for the Predecessor Funds included in the Prospectuses for fiscal years ended on or before October 31, 1998, were audited by The Galaxy Fund's former auditors.

                                      ggg

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include certain series of Liberty-Stein Roe Funds Investment Trust. In certain cases, the discussion applies to some, but not all of the Funds, and you should refer to your Fund's Prospectuses and to Part 1 of this Statement of Additional Information ("SAI") to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND. UNLESS OTHERWISE NOTED, THE TERM "FUND" REFERS TO EACH FUND.

SHORT-TERM TRADING

In seeking the fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.

SHORT SALES

A fund's short sales are subject to special risks. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the fund borrows the security from a third party. The fund is then obligated to return the security to the third party, so the fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality, an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities; the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds; the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the fund's achievement of its investment goal; and lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

OTHER INVESTMENT COMPANIES

The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)

The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit quality.

STEP COUPON BONDS (STEPS)

The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

CERTIFICATES OF DEPOSITS are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. TIME DEPOSITS are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the funds.

Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in
Part I of this SAI. For purposes of each fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a fund's assets that may be invested in STRIPS, the advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.

In U.S. TREASURY ROLLS, a fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

COMMERCIAL PAPER is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

STRIPPED OBLIGATIONS

To the extent consistent with their investment objective, funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

MUNICIPAL SECURITIES

Municipal Securities acquired by the funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

Each fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the funds and the liquidity and value of their respective portfolios. In such an event, each fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the funds nor the advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

PRIVATE ACTIVITY BONDS

The funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

Any cash collateral received by any of the Liberty Asset Allocation Fund, Liberty Strategic Equity Fund, Liberty Large Cap Core Fund, Liberty International Equity Fund, Liberty Equity Growth Fund, Liberty Equity Value Fund, Liberty Small Cap Fund, Liberty Small Company Equity Fund would be invested in high quality, short-term money market instruments. Loans by such funds will generally be short-term, will be made only to borrowers deemed by the Advisor to be of good standing and only when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)
The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. When-issued and forward commitment transactions permit a fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

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In the event of a decline in the value of the securities that the custodian has set aside, the fund may be required to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the fund's commitment. A fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected.

Each of the funds, including Liberty New Jersey Municipal Bond Fund, Liberty New York Municipal Bond Fund, and Liberty Rhode Island Municipal Bond Fund, may purchase or sell eligible securities on a "delayed settlement" basis. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. If the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the mortgage-related securities may be restricted. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction. Successful use of mortgage dollar rolls may depend upon the advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

REITS

The funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the fund's distributions may also be designated as a return of capital.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are generally issued by originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial

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institution unaffiliated with entities issuing the securities. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

CUSTODY RECEIPTS AND TRUST CERTIFICATES. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate. Income on repurchase agreements is taxable.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will segregate with its custodian liquid securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a

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net asset value of $1.00 per share. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the repurchase price.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment goal and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction. A closing purchase transaction involves the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. A closing purchase transaction cannot be effected with respect to an option once the fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a fund to write another call option on the underlying security with either a different exercise price or different expiration date or both.

If a call option expires unexercised, a fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid, even though, in economic terms, such gain may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the fund's tax basis in the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

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PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in

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a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However,because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

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The Chicago Board of Trade has designed a futures contract based on the Bond
Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter intoracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a fund would likely be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It is also possible that, where a fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the fund may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

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There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also

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because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a fund may not write covered options on an index.

OPTIONS ON FOREIGN STOCK INDICES. The funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

The funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

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The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

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A fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to a fund's investments, the fund will segregate with its custodian cash or other liquid assets equal in value to the market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("EURO"). The EURO is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

CURRENCY SWAPS. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a fund would be less favorable than it would have been if this investment technique were not used.

EUROPEAN CURRENCY UNIFICATION. Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which certain of the funds may invest and may result in such funds facing additional risks in pursuing their investment objectives. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of

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the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the funds' net asset values per share.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

PARTICIPATION INTERESTS

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

For certain certificates of participation, a fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the fund's participation interest, plus accrued interest. As to these instruments, each fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

STAND-BY COMMITMENTS

When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. Stand-by commitments are exercisable by a fund at any time before the maturity of the underlying municipal obligation. A stand-by commitment is a security independent of the municipal obligation to which it relates. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the municipal obligations purchased by a fund. However, without a stand-by commitment, these securities could be more difficult to sell. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933, as amended ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

VARIABLE AND FLOATING RATE OBLIGATIONS

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the fund's advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the advisor's opinion, the investment characteristics of the underlying common stock will assist the fund in achieving its investment objective. Otherwise, the fund will hold or trade the convertible securities. In selecting convertible securities for a fund, the advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

GUARANTEED INVESTMENT CONTRACTS

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

The funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part I of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No fund will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part I of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing fund may be regarded as a creditor of the intermediary bank so that the fund may also be subject to the risk that the issuing bank may become insolvent.

STRUCTURED INVESTMENTS

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the funds' respective limitations with respect to such securities, if any. If a fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

TEMPORARY CASH BALANCES

The funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion below.

FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a fund on December 31 of such year if such dividends are actually paid during January of the following year.

It is the policy of each fund to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a fund's shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code unless, under the circumstances applicable to a particular shareholder, exclusion would be disallowed.

DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

"Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 30% backup withholding tax unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities); and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement , as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

COUNSEL TO THE FUNDS

Ropes & Gray, located at One International Place, Boston, MA 02110, and Bell, Boyd & Lloyd LLC, located at Three First National Plaza, 70 West Madison Street, Chicago, IL 60602 serve as counsel to each of the Funds.

MANAGEMENT OF THE FUNDS

IN THIS SECTION, AND THE FOLLOWING SECTIONS ENTITLED "TRUSTEES AND OFFICERS," "THE MANAGEMENT AGREEMENT," "ADMINISTRATION AGREEMENT," "THE PRICING AND BOOKKEEPING AGREEMENT," "PORTFOLIO TRANSACTIONS," "INVESTMENT DECISIONS," AND "BROKERAGE AND RESEARCH SERVICES," THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC.

The Advisor is a subsidiary ofColumbia Management Group, Inc., One Financial Center, Boston, MA 02111-2621, which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation and Fleet National Bank is located at 100 Federal Street, Boston, MA 02110. Columbia Management Group, Inc. is located at One Financial Center, Boston, MA 02111-2621.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS.)

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                    YEAR FIRST
                                     POSITION       ELECTED OR
                                   WITH LIBERTY    APPOINTED TO
     NAME, ADDRESS AND AGE            FUNDS           OFFICE(1)     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
                   -------            -----           -------                               ----------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 47)            Trustee           1996       Executive Vice President - Strategy of United
P.O. Box 66100                                                     Airlines (airline) since December, 2002
Chicago, IL 60666                                                  (formerly President of UAL Loyalty Services
                                                                   (airline) from September, 2001 to December,
                                                                   2002; Executive Vice President and Chief
                                                                   Financial Officer of United Airlines from March,
                                                                   1993 to September, 2001 of United Airlines;
                                                                   Senior Vice  President and Chief Financial
                                                                   Officer of UAL, Inc. prior thereto).

Janet Langford Kelly (Age 45)         Trustee           1996       Executive Vice President-Corporate Development
One Kellogg Square                                                 and Administration, General Counsel and
Battle Creek, MI 49016                                             Secretary, Kellogg Company (food manufacturer),
                                                                   since September, 1999; Senior Vice President,
                                                                   Secretary and General Counsel, Sara Lee
                                                                   Corporation (branded, packaged, consumer-products
                                                                   manufacturer)from January, 1995 to September, 1999.

Richard W. Lowry (Age 65)             Trustee           1995       Private Investor since August, 1987 (formerly
10701 Charleston Drive                                             Chairman and Chief Executive Officer, U.S.
Vero Beach, FL 32963                                               Plywood Corporation (building products manufacturer)).

Salvatore Macera (Age 71)             Trustee           1998       Private  Investor since 1981 (formerly  Executive
26 Little Neck Lane                                                Vice  President and Director of Itek  Corporation
New Seabury, MA  02649                                             (electronics) from 1975 to 1981).
  NUMBER OF
PORTFOLIOS IN
 FUND COMPLEX
   OVERSEEN
  BY TRUSTEE      OTHER DIRECTORSHIPS HELD
  ----------      ------------------------

      94                    None









      94                    None







      94(4)                 None



      94                    None



                                                    YEAR FIRST
                                     POSITION       ELECTED OR
                                   WITH LIBERTY    APPOINTED TO
     NAME, ADDRESS AND AGE            FUNDS           OFFICE(1)     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
                   -------            -----           -------                               ----------------------
DISINTERESTED TRUSTEES
Charles R. Nelson (Age 60)            Trustee           1981       Professor of Economics, University of Washington,
Department of Economics                                            since January 1976; Ford and Louisa Van Voorhis
University of Washington                                           Professor of Political Economy, University of
Seattle, WA 98195                                                  Washington, since September 1993; Director,
                                                                   Institute for Economic Research, University of
                                                                   Washington, since September 2001; Adjunct
                                                                   Professor of Statistics, University of
                                                                   Washington, since September 1980; Associate
                                                                   Editor, Journal of Money Credit and Banking,
                                                                   since September, 1993; Trustee of the Columbia
                                                                   Funds since July, 2002; consultant on
                                                                   econometric and statistical matters.

John J. Neuhauser (Age 59)            Trustee           1985       Academic Vice President and Dean of Faculties
84 College Road                                                    since  August,  1999,  Boston  College  (formerly
Chestnut Hill, MA 02467-3838                                       Dean, Boston College School of Management from
                                                                   September, 1977 to September, 1999).

Thomas E. Stitzel (Age 67)            Trustee           1998       Business Consultant since 1999 (formerly
2208 Tawny Woods Place                                             Professor of Finance from 1975 to 1999 and Dean
Boise, ID  83706                                                   from 1977 to 1991,  College  of  Business,  Boise
                                                                   State University); Chartered Financial Analyst.
  NUMBER OF
PORTFOLIOS IN
 FUND COMPLEX
   OVERSEEN
  BY TRUSTEE      OTHER DIRECTORSHIPS HELD
  ----------      ------------------------

     109(2)                 None












      94(4)       Saucony, Inc. (athletic
                footwear); SkillSoft Corp.
                      (E-Learning)


      94                    None





                                                    YEAR FIRST
                                     POSITION       ELECTED OR
                                   WITH LIBERTY    APPOINTED TO
     NAME, ADDRESS AND AGE            FUNDS           OFFICE(1)     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
                   -------            -----           -------                               ----------------------
DISINTERESTED TRUSTEES
Thomas C. Theobald (Age 65)           Trustee           1996       Managing Director, William Blair Capital
27 West Monroe Street, Suite 3500                                  Partners (private equity investing) since
Chicago, IL 60606                                                  September, 1994 (formerly Chief Executive
                                                                   Officer and Chairman of the Board of Directors,
                                                                   Continental Bank Corporation prior thereto).



Anne-Lee Verville (Age 57)         Trustee              1998       Author and speaker on educational systems needs
359 Stickney Hill Road                                            (formerly General Manager, Global Education
Hopkinton, NH  03229                                              Industry from 1994 to 1997, and President,
                                                                  Applications Solutions Division from 1991 to
                                                                  1994, IBM Corporation (global education and
                                                                  global applications)).
  NUMBER OF
PORTFOLIOS IN
 FUND COMPLEX
   OVERSEEN
  BY TRUSTEE      OTHER DIRECTORSHIPS HELD
  ----------      ------------------------

      94            Anixter International
                      (network support
                    equipment distributor),
                   Jones Lang LaSalle (real
                      estate management
                   services) and MONY Group
                       (life insurance).

      94          Chairman of the Board of
                  Directors, Enesco Group,
                  Inc. (designer, importer
                     and distributor of
                       giftware and
                       collectibles).



                                                    YEAR FIRST
                                     POSITION       ELECTED OR
                                   WITH LIBERTY    APPOINTED TO
     NAME, ADDRESS AND AGE            FUNDS           OFFICE(1)     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
                   -------            -----           -------                               ----------------------
INTERESTED TRUSTEES
William E. Mayer(3) (Age 62)       Trustee           1994          Managing Partner, Park Avenue Equity Partners
399 Park Avenue                                                    (private equity) since February, 1999 (formerly
Suite 3204                                                         Founding Partner, Development Capital LLC from
New York, NY 10022                                                 November 1996 to February, 1999; Dean and
                                                                   Professor, College of Business and Management,
                                                                   University of Maryland from October, 1992 to
                                                                   November, 1996).

Joseph R. Palombo3 (Age 50)         Trustee, and     2000          Chief Operating Officer of Columbia Management
One Financial Center                Chairman of                    Group, Inc. (Columbia Management Group) since
Boston, MA 02111                   the Board and                   November, 2001; formerly Chief Operations
                                     President                     Officer of Mutual Funds, Liberty Financial
                                                                   Companies, Inc. from August, 2000 to November,
                                                                   2001; Executive Vice President of Stein Roe &
                                                                   Farnham Incorporated (Stein Roe) since April,
                                                                   1999; Executive Vice President and Director of
                                                                   the Advisor since April, 1999; Director of Stein Roe
                                                                   since September, 2000; President of Liberty Funds
                                                                   and Stein Roe Funds since February, 2003; Trustee
                                                                   and Chairman of the Board of the Stein Roe Funds
                                                                   since October, 2000; Manager of Stein Roe
                                                                   Floating Rate Limited Liability Company since
                                                                   October, 2000 (formerly  Vice President of
                                                                   the Liberty Funds from April, 1999 to August,
                                                                   2000; Chief Operating Officer and Chief
                                                                   Compliance Officer, Putnam Mutual Funds from
                                                                   December, 1993 to March, 1999).
  NUMBER OF
PORTFOLIOS IN
 FUND COMPLEX
   OVERSEEN
  BY TRUSTEE      OTHER DIRECTORSHIPS HELD
  ----------      ------------------------

      94(4)       Lee Enterprises (print
                  media), WR Hambrecht +
                  Co. (financial service
                   provider) and First
                   Health (healthcare).



      94                    None

(1) In December, 2000, the boards of each of the Liberty Funds and Stein Roe Funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe Funds board.
(2) In addition to serving as a disinterested trustee of the Liberty Funds, Mr. Nelson serves as a disinterested Trustee of the Columbia Funds, which are advised by an affiliate of the Advisor, currently consisting of 15 funds.
(3) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor. 4In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

                                                     YEAR FIRST
                                      POSITION       ELECTED OR
                                    WITH LIBERTY    APPOINTED TO
      NAME, ADDRESS AND AGE             FUNDS          OFFICE       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
                    -------             -----          ------                               ----------------------
OFFICERS
Vicki L. Benjamin (Age 41)              Chief           2001       Controller of the Liberty Funds, Stein Roe Funds and
One Financial Center                 Accounting                    Liberty All-Star Funds since May, 2002; Chief
Boston, MA 02111                     Officer and                   Accounting Officer of the Liberty Funds, Stein
                                     Controller                    Roe Funds and Liberty All-Star Funds since June, 2001;
                                                                   Controller and Chief Accounting Officer of the Galaxy
                                                                   Funds since September, 2002 (formerly Vice President,
                                                                   Corporate Audit, State Street Bank and Trust Company from
                                                                   May, 1998 to April, 2001; Audit Manager from July,
                                                                   1994 to June, 1997; Senior Audit Manager from
                                                                   July, 1997 to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 38)         Treasurer         2000       Treasurer of the Liberty Funds and of the Liberty
One Financial Center                                               All-Star Funds since December, 2000 (formerly
Boston, MA 02111                                                   Controller of the Liberty Funds and of the Liberty
                                                                   All-Star Funds from February, 1998 to October, 2000);
                                                                   Treasurer of the Stein Roe Funds since February,
                                                                   2001 (formerly Controller from May, 2000 to
                                                                   February, 2001); Treasurer of the Galaxy Funds since
                                                                   September, 2002; (formerly Vice President of the Advisor
                                                                   from February, 1998 to October, 2000) (formerly Senior
                                                                   Tax Manager,  Coopers & Lybrand, LLP from April, 1996 to
                                                                   January, 1998).

Jean S. Loewenberg (Age 57)           Secretary         2002       Secretary of the Liberty Funds, Stein Roe Funds and
One Financial Center                                               of the Liberty All-Star Funds since February,
Boston, MA 02111                                                   2002; General Counsel of Columbia Management Group since
                                                                   December, 2001; Senior Vice President since November,
                                                                   1996 and Assistant General Counsel since September,
                                                                   2002 of Fleet National Bank (formerly Senior Vice
                                                                   President and Group Senior Counsel of Fleet National
                                                                   Bank from November, 1996 to September, 2002).

TRUSTEE POSITIONS

As of December 31, 2002, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

APPROVING THE INVESTMENT ADVISORY CONTRACT

In determining to approve the Funds' management agreements, the Trustees met with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel who will be providing services under those agreements. See "Managing the Fund" in the Funds' Prospectuses and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Predecessor Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources to be devoted by the Advisor to the Funds would be appropriate to fulfill effectively the Advisor's duties under the agreements. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreements.

The Trustees received information concerning the investment philosophy and investment process to be applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions to be effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.

The Trustees considered the scope of the services to be provided by the Advisor to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds would be consistent with the Funds' operational requirements, including, in addition to its investment objective, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Predecessor Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Predecessor Funds and the other funds in the complex. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Predecessor Funds' total expenses and the reputation of the Funds' other service providers. See "Your Expenses" in the Funds' Prospectuses. The Trustees also considered information provided by third parties relating to the Predecessor Funds' investment performance relative to their performance benchmarks, relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Predecessor Funds' one, five and ten year calendar year periods and/or the life of the Funds, as applicable (See "Performance History" in the Funds' Prospectuses), as well as factors identified by the Advisor as contributing to the Predecessor Funds' performance. See the Predecessor Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Funds' Prospectuses.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

GENERAL

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint board meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special committee meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

The Advisor and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Advisor currently serves as investment advisor or administrator for 80 open-end and 14 closed-end management investment company portfolios. Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

THE MANAGEMENT AGREEMENT (THIS SECTION DOES NOT APPLY TO LIBERTY ASSET ALLOCATION FUND, LIBERTY EQUITY GROWTH FUND, LIBERTY EQUITY VALUE FUND, LIBERTY LARGE CAP CORE FUND, LIBERTY INTERNATIONAL EQUITY FUND, LIBERTY SMALL CAP FUND, LIBERTY SMALL COMPANY EQUITY FUND AND LIBERTY STRATEGIC EQUITY FUND.)

Under a Management Agreement (Agreement), the Advisor has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectuses.

ADMINISTRATION AGREEMENT (THIS SECTION APPLIES ONLY TO LIBERTY ASSET ALLOCATION FUND, LIBERTY EQUITY GROWTH FUND, LIBERTY EQUITY VALUE FUND, LIBERTY LARGE CAP CORE FUND, LIBERTY INTERNATIONAL EQUITY FUND, LIBERTY SMALL CAP FUND, LIBERTY SMALL COMPANY EQUITY FUND AND LIBERTY STRATEGIC EQUITY FUND AND LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST).

Under an Administration Agreement with each fund named above, the Administrator to each fund, has contracted to perform the following administrative services:

     providing office space, equipment and clerical personnel;

     arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

     preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

     preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

     coordinating and overseeing the activities of each fund's other third-party service providers; and

     maintaining certain books and records of each fund.

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE PRICING AND BOOKKEEPING AGREEMENT

The Advisor/Administrator is responsible for providing accounting and bookkeeping services to each fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor/Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Administrator pays fees to State Street under the Outsourcing Agreement.

Under a pricing and bookkeeping agreement with each fund, the Administrator receives from each fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

         -   an annual flat fee of $10,000, paid monthly; and

         - in any month that a fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:

                  (number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

Each fund reimburses the Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

PORTFOLIO TRANSACTIONS

THE FOLLOWING SECTIONS ENTITLED "INVESTMENT DECISIONS" AND "BROKERAGE AND RESEARCH SERVICES" DO NOT APPLY TO LIBERTY MONEY MARKET FUND, LIBERTY MUNICIPAL MONEY MARKET FUND, LIBERTY TAX-MANAGED VALUE FUND AND LIBERTY NEWPORT GLOBAL EQUITY FUND. FOR EACH OF THESE FUNDS, SEE PART 1 OF ITS RESPECTIVE SAI. THE ADVISOR OF LIBERTY NEWPORT TIGER FUND, LIBERTY NEWPORT INTERNATIONAL EQUITY FUND, LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND, LIBERTY NEWPORT GREATER CHINA FUND, LIBERTY NEWPORT EUROPE FUND AND LIBERTY NEWPORT ASIA PACIFIC FUND FOLLOWS THE SAME PROCEDURES AS THOSE SET FORTH UNDER "BROKERAGE AND RESEARCH SERVICES."

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the Funds The Advisor's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of Quick & Reilly, Inc., or Fleet Securities, Inc., each an affiliate of the Advisor, when buying or selling securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized financial service firms (FSFs) or investors.

INVESTOR SERVICING AND TRANSFER AGENT

LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the fund to LFS or generally by 6 months' notice by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS

The funds, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

DETERMINATION OF NET ASSET VALUE

Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open for trading, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

AMORTIZED COST FOR MONEY MARKET FUNDS (THIS SECTION CURRENTLY DOES NOT APPLY TO LIBERTY MONEY MARKET FUNDS - SEE "AMORTIZED COST FOR MONEY MARKET FUNDS" UNDER "INFORMATION CONCERNING THE FUND" IN PART 1 OF THE SAI OF LIBERTY MONEY MARKET FUND AND LIBERTY MUNICIPAL MONEY MARKET FUND FOR INFORMATION RELATING TO THE MUNICIPAL MONEY MARKET PORTFOLIO.)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Liberty Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectuses contains a general description of how investors may buy shares of the fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, G, J, S, T or Z shares. The Liberty money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds advised by Colonial, Fleet Investment Advisors Inc., Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (CLASSES A, B, C, T, G, AND Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

CLASS T SHAREHOLDER SERVICES PLAN. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the trusts plan to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each fund other than the Liberty Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with LFD; (ii) processing dividend payments from a fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such funds on any day do not exceed the income to be accrued to such Class T shares on that day.

During the last three fiscal years, the following payments were made to Service Organizations (net of expense reimbursements) with respect to Class T shares as shown in the table below:

                                                                                                    YEAR ENDED
                                                             FOR THE FISCAL     FOR THE FISCAL      OCTOBER 31,
                                 FUND(1)                         2001(3)           2001(2)             2000
                                 -------                         -------           -------             ----
                Liberty Asset Allocation Fund                   $722,543          $914,162         $1,065,746
                Liberty Equity Growth Fund                      $872,400        $1,213,883         $1,446,176
                Liberty Equity Value Fund                       $480,502          $585,821           $688,464
                Liberty Large Cap Core Fund                     $666,709          $634,076           $433,882
                Liberty International Equity Fund               $151,816               N/A                N/A
                Liberty Small Cap Fund                          $316,465          $258,937           $316,162
                Liberty Small Company Equity Fund               $201,135          $258,937           $316,162
                Liberty Strategic Equity Fund                    $24,133           $20,192             $7,319

--------
(1) Information shown for each fund for periods prior to its reorganization is that of Retail A Shares of its predecessor fund. Class T shares are a newer class of shares created as part of the reorganization of certain Galaxy Funds. (2) Expense reimbursements for the fiscal year ended October 31, 2001 were $26,074, $29,123, $5,541, $8,298 and $47,211, respectively, for the Asset Allocation Fund, Large Cap Core Fund, Strategic Equity Fund, Liberty Equity Value Fund and Liberty Equity Growth Fund. (3) Expense reimbursements for the fiscal year ended October 31, 2002 were $19,673, $90,360, $70,449, $21,761 and $3,789, respectively for the Asset Allocation Fund, Growth Fund, International Fund, Small Company Fund and Strategic Fund.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the funds and their shareholders by affording the funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the funds. Any material amendment to the funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Liberty's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the funds will be committed to the discretion of such Disinterested Trustees.

TAX-SHELTERED RETIREMENT PLAN. LFD offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
RIGHT OF ACCUMULATION (CLASS A, B AND T SHARES)
Reduced sales charges on Class A, B and T shares can be effected by combining a current purchase with prior purchases of all shares (of any class) of funds distributed by LFD. The applicable sales charge is based on the combined total of:

1.   the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all shares (of any class) of funds distributed by LFD held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A or T shares of another fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (CLASS A AND CLASS T SHARES ONLY). Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all shares (of any class) of funds distributed by LFD held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C, T or G shares (other than shares of the International Fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund distributed by LFD at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS.) Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor,

LFD and certain other companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF LFD. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A and Class T shares of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)
Class A share initial sales charges (but not contingent deferred sales charges) are waived for the following categories of investors:

         -   Galaxy shareholders prior to December 1, 1995; and

         - Shareholders who (i) purchased Galaxy Prime A Shares at net asset value and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

         Class T share sales charges are waived for the following categories of investors:

         -   Galaxy shareholders prior to December 1, 1995;

         - Shareholders who (i) purchased Galaxy Retail A Shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and

         - Boston 1784 Fund shareholders on the date the Funds were reorganized into Galaxy Funds.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO CERTAIN FUNDS.)

CLASS A, T, B, G AND C SHARES. CDSCs may be waived on redemptions in the following situations with the proper documentation:

DEATH. CDSCs may be waived on redemptions within one year following the death of
(i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death.

If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

SYSTEMATIC WITHDRAWAL PLAN (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."

DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

DEATH OF A TRUSTEE. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

RETURNS OF EXCESS CONTRIBUTIONS. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

QUALIFIED RETIREMENT PLANS. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

CLASS G SHARES. CDSCs are not assessed on Class G shares in the following circumstances: (a) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Internal Revenue Code; (b) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age, (c) redemptions effected pursuant to a fund's right to liquidate a shareholder's account if the aggregate net asset value of Class G shares held in the account is less than the minimum account size; (b) redemptions in connection with the combination of a fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (c) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (d) any redemption of Class G shares held by investors, provided the investor was the beneficial owner of shares of a fund (or any of the other portfolios offered by Liberty or otherwise advised by Fleet or its affiliates) before December 1, 1995.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the fund may delay selling your shares for up to 15 days in order to protect the fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

CHECKWRITING (IN THIS SECTION, THE "ADVISOR" REFERS TO COLONIAL MANAGEMENT ASSOCIATES, INC. IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR OF CERTAIN FUNDS.) (Available only on the Class A shares of certain funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES
The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the funds are subject to a front-end sales charge. Investments in Class G shares of the funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares.

Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

INFORMATION APPLICABLE TO CLASS T SHARES RECEIVED BY FORMER GALAXY FUND RETAIL A SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION. Unless otherwise noted, Class T shares received by former Galaxy Fund Retail A shareholders in connection with the reorganizations are subject to a 1% CDSC if the Retail A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Retail A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

CLASS T SHARES PURCHASED AFTER THE GALAXY/LIBERTY REORGANIZATION. The public offering price for Class T shares of the funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                                               REALLOWANCE TO
                                                          REALLOWANCE TO DEALERS              DEALERS AS A % OF
                                                         AS A % OF OFFERING PRICE              OFFERING PRICE
                     AMOUNT OF TRANSACTION                PER SHARE - BOND FUNDS          PER SHARE - EQUITY FUNDS
                     ---------------------                ----------------------          ------------------------
            Less than $50,000                                      4.25                             5.00
            $50,000 but less than $100,000                         3.75                             3.75
            $100,000 but less than $250,000                        2.75                             2.75
            $250,000 but less than $500,000                        2.00                             2.00
            $500,000 but less than $1,000,000                      1.75                             1.75
            $1,000,000 and over                                    0.00                             0.00

The appropriate reallowance to dealers will be paid by LFD to broker-dealer organizations which have entered into agreements with LFD. The reallowance to dealers may be changed from time to time.

Certain affiliates of Liberty may, at their own expense, provide additional compensation to broker-dealer affiliates of Liberty and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the funds. Such compensation will not represent an additional expense to the funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

INFORMATION APPLICABLE TO CERTAIN CLASS G SHARES RECEIVED BY FORMER GALAXY FUND RETAIL B SHAREHOLDERS IN CONNECTION WITH THE GALAXY/LIBERTY REORGANIZATION. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                                                               % DEDUCTED WHEN
                                HOLDING PERIOD AFTER PURCHASE                  SHARES ARE SOLD
                                -----------------------------                  ---------------
                                Through first year                                   5.00
                                Through second year                                  4.00
                                Through third year                                   3.00
                                Through fourth year                                  3.00
                                Through fifth year                                   2.00
                                Through sixth year                                   1.00
                                Longer than six years                                None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares six years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                                                            %   DEDUCTED   WHEN
                                HOLDING PERIOD AFTER PURCHASE               SHARES ARE SOLD
                                -----------------------------               ---------------
                                Through first year                                   5.50
                                Through second year                                  5.00
                                Through third year                                   4.00
                                Through fourth year                                  3.00
                                Through fifth year                                   2.00
                                Through sixth year                                   1.00
                                Through the seventh year                             None
                                Longer than seven years                              None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class B shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

CLASS G SHARES PURCHASED AFTER THE GALAXY/LIBERTY REORGANIZATION. The public offering price for Class G shares of the funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from LFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Liberty may, at their own expense, provide additional compensation to broker-dealer affiliates of Liberty and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a fund. See "Class T Shares Purchased after the Galaxy/Liberty Reorganization." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to LFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares.

Class G shares of a fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow LFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a fund, and subsequently acquires additional Class G shares of the fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the fund, including those acquired through reinvestment, will convert to Class T shares of the fund on the same date.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES

Shares of the fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. Class G shares may be exchanged for Class B shares of the other funds. Class T and Class G shares, once exchanged for Class A or Class B shares, respectively, cannot be re-exchanged for Class T or Class G shares. The prospectus of each fund describes its investment goals and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS

                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond Funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest. Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

    Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

    Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond Funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

AAA bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a Fundamentally strong position of such issues.

AA bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

BA bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

    Prime-1  Highest Quality
    Prime-2  Higher Quality
    Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II

                                DECEMBER 31, 2002

       SOURCE CATEGORY                                                  RETURN(%)
                                                                      Total Return

CREDIT SUISSE FIRST BOSTON

              CSFB High Yield Index                                       3.11
              CSFB Leveraged Loan Index                                   1.11


LEHMAN BROTHERS:

              Lehman General Obligation Index                             9.19
              Lehman Quality Intermediate Muni Bond Index                 9.23
              Lehman 3-15 Year Blend                                      9.66


LIPPER, INC.

              AMEX Composite Index P                                      -2.74
              AMEX Computer Tech IX P                                    -34.32
              AMEX Institutional IX P                                    -24.34
              AMEX Major Market IX P                                     -14.37
              Bse Sensex Index                                             3.52
              CAC 40: FFR IX P                                           -33.75
              CD Rate 1 Month Index Tr                                     1.73
              CD Rate 3 Month Index Tr                                     1.74
              CD Rate 6 Month Index Tr                                     1.81
              Consumer Price Index                                        2.38
              DAX:DM IX TR                                               -43.94
              Dow Jones 65 Comp Av P                                     -17.88
              Dow Jones Ind Average P                                    -16.76
              Dow Jones Ind Dly Reinv                                    -15.01
              Dow Jones Ind Mth Reinv                                    -15.04
              Dow Jones Trans Av P                                       -12.50
              Dow Jones Trans Av Tr                                      -11.48
              Dow Jones Util Av P                                        -26.79
              Dow Jones Util Av Tr                                       -23.38
              Ft/S&P Act Wld Ex US IX                                    -16.63
              Jakarta Composite Index                                      8.39
              Jasdaq Index:Yen P                                         -18.45
              Lehman 1-3 Govt/Cred Tr                                      6.28
              Lehman 1-3 Govt/Credit P                                     1.12
              Lehman Aggregate Bd P                                        4.39
              Lehman Aggregate Bd Tr                                      10.25
              Lehman Cr Bd Int P                                           3.35
              Lehman Cr Bd Int Tr                                         10.14
              Lehman Govt Bd Int P                                         4.32
              Lehman Govt Bd Int Tr                                        9.64
              Lehman Govt Bd Long P                                       10.20

                                       52

              Lehman Govt Bd Long Tr                                      16.99
              Lehman Govt Bd P                                             5.82
              Lehman Govt Bd Tr                                           11.50
              Lehman Govt/Cr Bd P                                          4.77
              Lehman Govt/Cr Bd Tr                                        11.04
              Lehman Govt/Cr Int P                                         3.86
              Lehman Govt/Cr Int Tr                                        9.84
              Lehman High Yield P                                        -10.17
              Lehman High Yield Tr                                        -1.41
              Lehman Muni 10 Yr IX P                                       5.02
              Lehman Muni 10 Yr IX Tr                                     10.17
              Lehman Muni 3 Yr IX P                                        1.68
              Lehman Muni 3 Yr IX Tr                                       6.72
              Lehman Muni 5 Yr IX Tr                                       9.27
              Lehman Muni Bond IX P                                        4.34
              Lehman Muni Bond IX Tr                                       9.60
              ML 10+ Yr Treasury IX Tr                                    16.77
              ML 100 Tech IX TR                                          -41.54
              ML 10Yr Strip TR Ix                                         21.00
              ML 1-10 YR CORP BD IX P                                      2.96
              ML 1-10 YR CORP BD IX TR                                     9.82
              ML 1-3 Yr Muni IX P                                          0.50
              ML 1-3 Yr Muni IX Tr                                         4.96
              ML 1-3 Yr Treasury IX P                                      0.98
              ML 1-3 Yr Treasury IX Tr                                     5.76
              ML 1-5 Yr Gv/Cp Bd IX P                                      2.43
              ML 1-5 Yr Gv/Cp Bd IX Tr                                     7.91
              ML 15 Yr Mortgage IX P                                       4.02
              ML 15 Yr Mortgage IX Tr                                      9.28
              ML 1-5 Yr Treasury IX P                                      2.39
              ML 1-5 Yr Treasury IX Tr                                     7.47
              ML 15+ Yr Treasury IX TR                                    17.08
              ML 15Yr Strip TR IX                                         22.27
              ML 20Yr Strip TR IX                                         20.76
              ML 25Yr Strip TR IX                                         21.22
              ML 3 MO T-Bill IX Tr                                         1.78
              ML 3-5 Yr Govt IX P                                          5.57
              ML 3-5 Yr Govt IX Tr                                        11.22
              ML 3-7 Yr Muni IX Tr                                        10.10
              ML 5-10Yr Treasury IX TR                                    13.76
              ML 5Yr strip TR IX                                          14.63
              ML 7-12 YR MUNI IX P                                         6.20
              ML 7-12 YR MUNI IX TR                                       11.46
              ML ALL CV EX ID IX                                          -3.87
              ML AUS GOVT IX TR                                           -9.39
              ML AUSTRIAN GOVT P                                          23.77
              ML AUSTRIAN GOVT TR                                         29.83
              ML BELGIAN GOVERNMENTS P                                    23.19
              ML BELGIAN GOVTS TR                                         30.24
              ML Corp Master Index P                                       3.07
              ML Corp Master Index Tr                                     10.17

                                       53

              ML CV BD SPEC QUAL IX P                                     -5.39
              ML CV BD SPEC QUAL IX TR                                    -1.73
              ML DANISH GOVTS P                                           22.19
              ML DANISH GOVTS TR                                          29.37
              ML DUTCH GOVERNMENTS P                                      22.86
              ML DUTCH GOVTS TR                                           29.52
              ML EM BRADY BD IX                                            7.36
              ML EM EUR/MIDEAST AFR P                                     13.44
              ML EM EUR/MIDEAST AFR TR                                    22.81
              ML EM LATIN AMERICA P IX                                    -3.79
              ML EM LATIN AMERICA TR                                       5.89
              ML EMG MKT ASIA P IX                                         7.49
              ML EMG MKT ASIA TR IX                                       17.64
              ML EMG MKT EU ME AFR P                                      16.18
              ML EMG MKT EU ME AFR TR                                     26.45
              ML EMG MKT LATIN AM P IX                                    -8.23
              ML EMG MKT LATIN AM TR                                       2.18
              ML EMU BROAD MARKET TR                                      28.84
              ML EMU BROAD MKT P IX                                       22.41
              ML EMU DIRECT GOVTS P IX                                    22.83
              ML EMU DIRECT GOVTS TR                                      29.39
              ML EURO HIGH YIELD P IX                                      1.97
              ML EURO HIGH YIELD TR IX                                    12.01
              ML FINNISH GOVTS P IX                                       22.65
              ML FINNISH GOVTS TR  IX                                     29.51
              ML FRENCH GOVTS P IX                                        24.84
              ML FRENCH GOVTS TR IX                                       31.56
              ML GERMAN FED GOVTS P                                       22.68
              ML GERMAN FED GOVTS TR                                      28.83
              ML GLBL BOND INDEX TR IX                                    16.06
              ML Glbl Govt Bond Inx P                                     12.11
              ML Glbl Govt Bond Inx Tr                                    17.05
              ML Glbl Gv Bond IX II P                                     14.26
              ML Glbl Gv Bond IX II Tr                                    19.54
              ML GLBL GVT BND IX II TR                                    22.67
              ML GLOBAL BOND IX P                                         10.36
              ML GLOBAL EM SOV P IX                                       -1.87
              ML GLOBAL EM SOV TR IX                                      13.29
              ML GLOBAL HIGH YIELD P I                                   -10.43
              ML GLOBAL HIGH YIELD TR                                     -1.90
              ML Gov/ Corp Master IX T                                    10.95
              ML Govt Master Index P                                       5.58
              ML Govt Master Index Tr                                     11.30
              ML Govt/Corp Master IX P                                     4.71
              ML HIGH YLD MASTER 2  P                                    -10.41
              ML HIGH YLD MASTER 2  TR                                    -1.89
              ML High Yld Master IX P                                    -10.03
              ML High Yld Master IX Tr                                    -1.14
              ML ITALIAN GOVTS P IX                                       22.67
              ML ITALIAN GOVTS TR IX                                      29.35
              ML JPN GOVT IX TR                                           76.13

                                       54

              ML LA  BRADY BD IX                                           0.34
              ML Master Muni IX Tr                                        10.73
              ML Mortgage Master IX P                                      4.10
              ML Mortgage Master IX Tr                                     9.41
              ML MUNI 22-52 yr DUR TR                                     10.70
              ML Muni 7-12 Dur TR IX                                      11.46
              ML Norwegian Govts P IX                                     32.82
              ML Norwegian Govts TR IX                                    40.99
              ML PAN-EURO GOVT IX                                         28.58
              ML Portugese Govts P IX                                     23.40
              ML Portugese Govts TR IX                                    29.79
              ML Spanish Govts P IX                                       23.28
              ML Spanish Govts TR IX                                      29.91
              ML Sterling Hi Yld P IX                                    -10.79
              ML Sterling Hi Yld TR IX                                    -2.56
              ML Swedish Govts P IX                                       24.74
              ML Swedish Govts TR IX                                      31.82
              ML Swiss Govts P IX                                         29.74
              ML Swiss Govts TR IX                                        34.73
              ML Treasury Master IX P                                      5.72
              ML Treasury Master IX Tr                                    11.57
              ML UK Gilts P IX                                            14.79
              ML UK Gilts TR IX                                           21.87
              ML US CP/GV 10+ YR IX P                                      7.69
              ML US CP/GV 10+ YR IX TR                                    14.96
              ML US DOM MASTER  IX P                                       4.49
              ML US DOM MASTER  IX TR                                     10.41
              MSCI AC Americas Free GD                                   -22.32
              MSCI AC Americas Free ID                                   -23.61
              MSCI AC ASIA FR DGD                                         -9.74
              MSCI AC ASIA FR DND                                         -9.91
              MSCI AC Asia Fr-Ja IX GD                                    -8.33
              MSCI AC Asia Fr-Ja IX ID                                   -10.19
              MSCI AC ASIA PAC FR DGD                                     -8.34
              MSCI AC ASIA PAC FR DND                                     -8.62
              MSCI AC ASIA PAC FR P IX                                    -9.78
              MSCI AC Asia Pac Fr-J GD                                    -5.11
              MSCI AC Asia Pac FR-J IX                                    -7.57
              MSCI AC Asia Pac Fr-J ND                                    -5.57
              MSCI AC Europe IX GD                                       -17.85
              MSCI AC Europe IX ID                                       -19.86
              MSCI AC Fe Free IX GD                                       -9.96
              MSCI AC Fe Free IX ID                                      -11.07
              MSCI AC Fe Fr-Ja IX GD                                      -9.23
              MSCI AC Fe Fr-Ja IX ID                                     -11.05
              MSCI AC FE FR-JA IX ND                                      -9.37
              MSCI AC Pac Fr-Jpn IX GD                                    -5.50
              MSCI AC Pac Fr-Jpn IX ID                                    -7.96
              MSCI AC Pacific FR IX ID                                    -9.93
              MSCI AC WLD FR VAL IX GD                                   -18.95
              MSCI AC WLD FR-US GR DGD                                   -14.73

                                       55

              MSCI AC World Free IX GD                                   -18.98
              MSCI AC World Free Ix ID                                   -20.51
              MSCI AC World Free IX ND                                   -19.32
              MSCI AC World Fr-USA GD                                    -14.67
              MSCI AC World Fr-USA ID                                    -16.53
              MSCI AC WRLD FR GR DGD                                     -19.07
              MSCI AC Wrld Fr-Ja IX GD                                   -19.78
              MSCI AC Wrld Fr-Ja IX ID                                   -21.37
              MSCI AC WRLD FR-US V DGD                                   -14.63
              MSCI Argentina IX GD                                       -50.55
              MSCI Argentina IX ID                                       -50.99
              MSCI Australia IX GD                                        -0.28
              MSCI Australia IX ID                                        -3.76
              MSCI Australia IX ND                                        -1.34
              MSCI Austria IX GD                                          17.28
              MSCI Austria IX ID                                          14.36
              MSCI Austria IX ND                                          16.55
              MSCI Belgium IX GD                                         -14.23
              MSCI Belgium IX ID                                         -17.15
              MSCI Belgium IX ND                                         -14.97
              MSCI BRAZIL FREE IX GD                                     -30.65
              MSCI BRAZIL FREE IX ID                                     -33.78
              MSCI Canada IX GD                                          -12.78
              MSCI Canada IX ID                                          -14.38
              MSCI Canada IX ND                                          -13.19
              MSCI Chile IX GD                                           -19.81
              MSCI Chile IX ID                                           -21.66
              MSCI China ID GD                                           -14.05
              MSCI China IX ID                                           -16.17
              MSCI China IX ND                                           -14.04
              MSCI Colombia IX GD                                         25.36
              MSCI Colombia IX ID                                         18.26
              MSCI Czech Rep IX GD                                        44.16
              MSCI Czech Rep IX ID                                        40.86
              MSCI Denmark IX GD                                         -15.63
              MSCI Denmark IX ID                                         -17.03
              MSCI Denmark IX ND                                         -16.03
              MSCI EAFE - JAPAN IX ND                                    -17.39
              MSCI EAFE - UK IX GD                                       -15.98
              MSCI EAFE - UK IX ID                                       -17.58
              MSCI EAFE - UK IX ND                                       -16.36
              MSCI EAFE + Canada IX GD                                   -15.51
              MSCI EAFE + Canada IX ID                                   -17.36
              MSCI EAFE + Canada IX ND                                   -15.80
              MSCI EAFE + EMF IX GD                                      -14.76
              MSCI EAFE + EMF IX ID                                      -16.63
              MSCI EAFE Fr IX ID                                         -17.52
              MSCI EAFE Fr IX ND                                         -15.94
              MSCI EAFE GDP Wt IX GD                                     -15.57
              MSCI EAFE GDP Wt IX ID                                     -17.30
              MSCI EAFE GDP Wt IX ND                                     -15.90

                                       56

              MSCI EAFE GROWTH IX GD                                     -15.76
              MSCI EAFE GROWTH IX ID                                     -17.49
              MSCI EAFE GROWTH IX ND                                     -16.02
              MSCI EAFE IX GD                                            -15.66
              MSCI EAFE IX ID                                            -17.52
              MSCI EAFE IX ND                                            -15.94
              MSCI EAFE SM CAP IX ID                                      -9.58
              MSCI EAFE VALUE IX GD                                      -15.60
              MSCI EAFE VALUE IX ID                                      -17.59
              MSCI EAFE VALUE IX ND                                      -15.91
              MSCI EASEA IX GD                                           -17.08
              MSCI EASEA IX ID                                           -19.19
              MSCI EASEA IX ND                                           -17.39
              MSCI Em Eur/Mid East GD                                     -7.88
              MSCI Em Eur/Mid East ID                                     -9.07
              MSCI Em Europe IX GD                                         4.51
              MSCI Em Europe IX ID                                         2.88
              MSCI EMF Asia IX GD                                         -4.75
              MSCI EMF Asia IX ID                                         -6.25
              MSCI EMF Far East IX GD                                     -5.75
              MSCI EMF Far East IX ID                                     -7.14
              MSCI EMF Growth IX ID                                       -9.37
              MSCI EMF IX DND                                             -6.17
              MSCI EMF IX GD                                              -6.00
              MSCI EMF IX ID                                              -7.97
              MSCI EMF Latin Am IX GD                                    -22.45
              MSCI EMF Latin Am IX ID                                    -24.79
              MSCI EMF Latin Am IX ND                                    -22.50
              MSCI EMF Value IX ID                                        -6.52
              MSCI EURO UNION GR IX GD                                   -20.09
              MSCI Europe - UK IX GD                                     -19.87
              MSCI Europe - UK IX ID                                     -21.56
              MSCI Europe - UK IX ND                                     -20.30
              MSCI Europe GDP Wt IX ID                                   -20.11
              MSCI Europe Growth ND                                      -18.54
              MSCI Europe IX GD                                          -18.09
              MSCI Europe IX ID                                          -21.11
              MSCI Europe IX ND                                          -18.38
              MSCI European Union GD                                     -19.10
              MSCI European Union ID                                     -21.23
              MSCI EUROPEAN VL IX GD                                     -17.98
              MSCI Far East Free IX ID                                   -11.88
              MSCI Far East IX GD                                        -10.82
              MSCI Far East IX ID                                        -11.88
              MSCI Far East IX ND                                        -10.97
              MSCI Finland IX GD                                         -29.94
              MSCI Finland IX ID                                         -31.23
              MSCI Finland IX ND                                         -30.31
              MSCI France IX GD                                          -20.83
              MSCI France IX ID                                          -22.21
              MSCI France IX ND                                          -21.18

                                       57

              MSCI Germany IX GD                                         -32.90
              MSCI Germany IX ID                                         -34.06
              MSCI Germany IX ND                                         -33.18
              MSCI Greece IX GD                                          -25.26
              MSCI Greece IX ID                                          -28.18
              MSCI Hong Kong IX GD                                       -17.79
              MSCI Hong Kong IX ID                                       -20.63
              MSCI Hongkong IX ND                                        -17.79
              MSCI Hungary IX GD                                          30.69
              MSCI Hungary IX ID                                          28.88
              MSCI India IX GD                                             8.37
              MSCI India IX ID                                             5.93
              MSCI Indonesia FR IX GD                                     42.82
              MSCI Indonesia FR IX ID                                     38.10
              MSCI Ireland IX ID                                         -28.07
              MSCI Israel Dom IX ID                                      -12.42
              MSCI Israel IX ID                                          -31.55
              MSCI Israel Non Dom Ixid                                   -66.63
              MSCI Italy IX GD                                            -6.32
              MSCI Italy IX ID                                           -10.00
              MSCI Italy IX ND                                            -7.33
              MSCI JAPAN GROWTH IX GD                                    -11.06
              MSCI Japan IX GD                                           -10.11
              MSCI Japan IX ID                                           -10.96
              MSCI Japan IX ND                                           -10.28
              MSCI Japan Sm Cap IX ND                                     -5.18
              MSCI JAPAN VALUE IX GD                                      -8.96
              MSCI Jordan IX GD                                            4.52
              MSCI Jordan IX ID                                            2.53
              MSCI Kokusai IX GD                                         -20.43
              MSCI Kokusai IX ID                                         -22.01
              MSCI Kokusai IX ND                                         -20.79
              MSCI Korea IX GD                                             8.62
              MSCI Korea IX ID                                             7.43
              MSCI Malaysia Free Ix GD                                    -0.66
              MSCI Malaysia Free IX ID                                    -2.66
              MSCI Mexico Free IX GD                                     -13.31
              MSCI Mexico Free IX ID                                     -15.04
              MSCI N American G IX ID                                    -23.51
              MSCI N American Vl IX ID                                   -23.83
              MSCI Netherland IX GD                                      -20.26
              MSCI Netherland IX ID                                      -22.53
              MSCI Netherland IX ND                                      -20.83
              MSCI New Zealand IX GD                                      26.09
              MSCI New Zealand IX ID                                      20.03
              MSCI New Zealand IX ND                                      24.24
              MSCI Nordic IX GD                                          -25.42
              MSCI Nordic IX ID                                          -26.90
              MSCI Nordic IX ND                                          -25.84
              MSCI Norway IX GD                                           -6.67
              MSCI Norway IX ID                                           -9.02

                                       58

              MSCI Norway IX ND                                           -7.26
              MSCI Nth Amer IX GD                                        -22.35
              MSCI Nth Amer IX ID                                        -23.62
              MSCI Nth Amer IX ND                                        -22.73
              MSCI Pac - Japan IX GD                                      -5.78
              MSCI Pac - Japan IX ID                                      -9.00
              MSCI Pac - Japan IX ND                                      -6.42
              MSCI PAC FREE GR IX GD                                      -9.20
              MSCI PAC FREE VL IX GD                                      -8.77
              MSCI PAC FR-JPN GR IX GD                                    -3.34
              MSCI PAC FR-JPN VL IX GD                                    -8.04
              MSCI Pacific Free Ix GD                                     -9.01
              MSCI Pacific Free IX ID                                    -10.43
              MSCI Pacific Fr-Jpn ID                                      -9.00
              MSCI Pacific IX GD                                          -9.01
              MSCI Pacific IX ID                                         -10.43
              MSCI Pacific IX ND                                          -9.29
              MSCI Pakistan IX GD                                        153.95
              MSCI Pakistan IX ID                                        122.38
              MSCI Peru IX GD                                             29.11
              MSCI Peru IX ID                                             25.42
              MSCI Philippines FR DG                                     -28.98
              MSCI Philippines FR GD                                     -30.48
              MSCI Portugal IX GD                                        -13.19
              MSCI Portugal IX ID                                        -15.48
              MSCI Russia IX GD                                           15.71
              MSCI Russia IX ID                                           13.87
              MSCI Singapore Fr IX GD                                    -11.05
              MSCI Singapore Fr IX ID                                    -13.09
              MSCI South Africa IX GD                                     27.99
              MSCI South Africa IX ID                                     23.26
              MSCI Spain IX GD                                           -14.93
              MSCI Spain IX ID                                           -16.88
              MSCI Spain IX ND                                           -15.29
              MSCI Sri Lanka IX GD                                        34.64
              MSCI Sri Lanka IX ID                                        29.76
              MSCI Sweden IX GD                                          -30.07
              MSCI Sweden IX ID                                          -31.47
              MSCI Sweden IX ND                                          -30.49
              MSCI Swtzrlnd IX GD                                         -9.96
              MSCI Swtzrlnd IX ID                                        -10.95
              MSCI Swtzrlnd IX ND                                        -10.31
              MSCI Taiwan IX GD                                          -24.45
              MSCI Taiwan IX ID                                          -25.38
              MSCI Thailand Free IX GD                                    27.59
              MSCI Thailand Free IX ID                                    24.32
              MSCI Turkey IX GD                                          -35.70
              MSCI Turkey IX ID                                          -36.49
              MSCI UK IX GD                                              -15.23
              MSCI UK IX ID                                              -17.77
              MSCI UK IX ND                                              -15.23

                                       59

              MSCI USA IX GD                                             -22.71
              MSCI USA IX ID                                             -23.97
              MSCI USA IX ND                                             -23.09
              MSCI Venezuela IX GD                                       -15.82
              MSCI Venezuela IX ID                                       -18.57
              MSCI World - UK IX GD                                      -20.07
              MSCI World - UK IX ID                                      -21.46
              MSCI World - UK IX ND                                      -20.45
              MSCI World - USA IX GD                                     -15.51
              MSCI World - USA IX ID                                     -17.36
              MSCI World - USA IX ND                                     -15.80
              MSCI World Free IX ND                                      -19.89
              MSCI World GDP Wt IX ID                                    -20.26
              MSCI WORLD GROWTH IX ID                                    -20.93
              MSCI World IX Free ID                                      -21.06
              MSCI World IX GD                                           -19.54
              MSCI World IX ID                                           -21.06
              MSCI World IX ND                                           -19.89
              MSCI WORLD IX SC DGD IX                                    -15.69
              MSCI WORLD IX SC DND IX                                    -16.01
              MSCI WORLD IX VALUE                                        -19.55
              MSCI WORLD VALUE IX ID                                     -21.25
              MSCI WORLD-USA GR IX GD                                    -15.46
              MSCI World-USA VL IX GD                                    -15.59
              MSCI Wrld - Austrl IX GD                                   -19.85
              MSCI Wrld - Austrl IX ID                                   -21.33
              MSCI Wrld - Austrl IX ND                                   -20.18
              MSCI WRLD CON DISC ID                                      -23.19
              MSCI WRLD CON STAPLES ID                                    -4.82
              MSCI WRLD ENERGY ID                                         -8.38
              MSCI WRLD EX USA SC GD                                      -7.05
              MSCI WRLD EX USA SC ID                                      -9.11
              MSCI WRLD EX USA SC ND                                      -7.42
              MSCI WRLD FINANCIALS GD                                    -15.93
              MSCI WRLD FINANCIALS ID                                    -18.00
              MSCI WRLD FREE GR DGD IX                                   -19.61
              MSCI WRLD HEALTHCARE GD                                    -17.68
              MSCI WRLD HEALTHCARE ID                                    -18.88
              MSCI WRLD INDUSTRIALS ID                                   -23.53
              MSCI WRLD INFO TECH GD                                     -38.58
              MSCI WRLD INFO TECH ID                                     -38.80
              MSCI WRLD MATERIALS ID                                      -6.34
              MSCI WRLD TECH HDWR GD                                     -40.52
              MSCI WRLD TECH HDWR ID                                     -40.78
              MSCI WRLD TELECOM GD                                       -28.54
              MSCI WRLD TELECOM ID                                       -30.37
              MSCI WRLD UTILITIES ID                                     -18.63
              NASDAQ 100 IX P                                            -37.58
              NASDAQ Bank IX P                                             4.52
              NASDAQ Composite IX P                                      -31.53
              NASDAQ Industrial IX P                                     -25.88

                                       60

              NASDAQ Insurance IX P                                       -1.84
              NASDAQ Natl Mkt Cmp IX                                     -31.71
              NASDAQ Natl Mkt Ind IX                                     -26.05
              NASDAQ Transport IX P                                        0.99
              Nikkei 225 Avg:Yen P                                       -18.63
              NYSE Composite P                                           -19.83
              NYSE Finance IX P                                          -14.02
              NYSE Industrials IX P                                      -20.63
              NYSE Transportation IX                                      -9.80
              NYSE Utilities IX P                                        -29.34
              Philippines Composite IX                                      N/A
              PSE Technology IX P                                        -33.33
              Russell 1000 Grow Ix                                       -28.58
              Russell 1000 Grow IX Tr                                    -27.88
              Russell 1000 IX P                                          -22.94
              Russell 1000 IX Tr                                         -21.65
              Russell 1000 Value Ix                                      -17.48
              Russell 1000 Value IX Tr                                   -15.52
              Russell 2000 Grow Ix                                       -30.69
              Russell 2000 Grow IX Tr                                    -30.26
              Russell 2000 IX P                                          -21.58
              Russell 2000 IX Tr                                         -20.48
              Russell 2000 Value Ix                                      -13.24
              Russell 2000 Value IX Tr                                   -11.43
              RUSSELL 2500 GROW IX P                                     -29.45
              RUSSELL 2500 GROW IX TR                                    -29.09
              RUSSELL 2500 IX P                                          -18.99
              RUSSELL 2500 IX TR                                         -17.80
              RUSSELL 2500 VALUE IX P                                    -11.77
              RUSSELL 2500 VALUE IX TR                                    -9.87
              RUSSELL 3000 GROW IX P                                     -28.71
              RUSSELL 3000 GROW IX TR                                    -28.03
              Russell 3000 IX P                                          -22.81
              Russell 3000 IX Tr                                         -21.54
              RUSSELL 3000 VALUE IX P                                    -17.13
              RUSSELL 3000 VALUE IX TR                                   -15.18
              RUSSELL MDCP VALUE IX P                                    -11.68
              RUSSELL MDCP VALUE IX TR                                    -9.64
              Russell Midcap G IX TR                                     -27.41
              RUSSELL MIDCAP GR IX P                                     -27.67
              RUSSELL MIDCAP IX P                                        -17.47
              RUSSELL MIDCAP IX TR                                       -16.19
              RUSSELL SMCP CMPT GRO P                                    -30.24
              RUSSELL SMCP CMPT GRO TR                                   -29.95
              RUSSELL SMCP CMPT IX P                                     -21.30
              RUSSELL SMCP CMPT IX TR                                    -20.23
              RUSSELL SMCP CMPT VAL IX                                   -11.54
              RUSSELL SMCP CMPT VAL P                                    -13.39
              RUSSELL TOP 200 GRO IX P                                   -28.76
              RUSSELL TOP 200 GROW  IX                                   -27.98
              RUSSELL TOP 200 IX P                                       -24.64

                                       61

              RUSSELL TOP 200 IX TR                                      -23.36
              RUSSELL TOP 200 VAL IX P                                   -19.93
              RUSSELL TOP 200 VALUE IX                                   -18.02
              S & P 100 Index TR                                         -23.88
              S & P 1500 HC IX P                                         -20.01
              S & P 500 Daily Reinv                                      -22.10
              S & P 500 Index P                                          -23.37
              S & P 500 Mnthly Reinv                                     -22.09
              S & P 500/BARRA G IX TR                                    -23.59
              S & P 500/BARRA V IX TR                                    -20.85
              S & P 600 Index P                                          -15.32
              S & P 600 Index Tr                                         -14.63
              S & P Financial IX P                                       -16.42
              S & P Financial IX Tr                                      -14.64
              S & P Industrial IX Tr                                     -26.34
              S & P Industrials P                                        -24.55
              S & P MC 400/BARRA G TR                                    -19.17
              S & P MC 400/BARRA V TR                                    -10.10
              S & P Midcap 400 IX P                                      -15.45
              S & P Midcap 400 IX Tr                                     -14.51
              S & P Reit Equity Index                                     -2.93
              S & P SC 600/BARRA G TR                                    -15.36
              S & P SC 600/BARRA V TR                                    -14.47
              S & P Transport Index P                                    -13.72
              S & P Utility Index P                                      -32.99
              S & P Utility Index Tr                                     -29.99
              SB Cr-Hdg Nn-US Wd IX Tr                                     6.85
              SB Cr-Hdg Wd Gv Bd IX Tr                                     7.97
              SB Non-US Wd Gv Bd IX Tr                                    21.99
              SB Wd Gv Bd:Austrl IX Tr                                    20.50
              SB Wd Gv Bd:Germny IX Tr                                    28.52
              SB Wd Gv Bd:Japan IX Tr                                     13.96
              SB Wd Gv Bd:UK IX Tr                                        21.09
              SB Wd Gv Bd:US IX Tr                                        11.64
              SB World Govt Bond IX Tr                                    19.49
              Straits Times Index                                        -17.40
              SWISS PERF:SFR IX TR                                       -25.95
              TAIWAN SE:T$ IX P                                          -22.78
              T-Bill 1 Year Index Tr                                       1.63
              T-BILL 3 MO DAILY TR  IX                                     3.29
              T-Bill 3 Month Index Tr                                      1.59
              T-Bill 6 Month Index Tr                                      1.66
              Thailand Set Index                                          17.32
              TOKYO 2ND SCT:YEN IX P                                     -12.79
              TOKYO SE(TOPIX):YEN IX P                                   -18.30
              TORONTO 300:C$ IX P                                        -13.97
              TORONTO SE 35:C$ IX P                                      -18.93
              Value Line Cmp IX-Arth                                     -17.11
              Value Line Cmp IX-Geom                                     -28.57
              Value Line Industrl IX                                     -29.78
              Value Line Railroad IX                                      -8.98
              Value Line Utilties IX                                     -31.60

                                       62

MERRILL LYNCH:

              ML Intermediate BB Index                                    -2.39
              ML U.S. High Yield Cash Pay Index                           -1.14


THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST:
              Real Estate Investment Trust Index                          3.81


SALOMON SMITH BARNEY:

              SSB World Ex U.S. Cap Range $2-$10 Billion                  -9.18
              SSB EMI Global Ex U.S.                                      -6.89
              Salomon 30 Year Benchmark                                   16.16
              SBGI Bond U.S. Treasury Index                               11.64


Each Russell Index listed above is a trademark/service mark of the Russell Company. RussellTM is a trademark of the Frank Russell Company.

*in US currency

                                  APPENDIX III

             INFORMATION APPLICABLE TO CERTAIN CLASS B SHAREHOLDERS

Except for the following, Class B share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by former Galaxy Asset Allocation Fund, Galaxy Growth and Income Fund, Galaxy Equity Growth Fund, Galaxy International Equity Fund and Galaxy Small Cap Value Fund shareholders in exchange for Prime B Shares.

SALES CHARGES

                                                                    % DEDUCTED WHEN
                        HOLDING PERIOD AFTER PURCHASE               SHARES ARE SOLD
                        Through first year                                   5.00
                        Through second year                                  4.00
                        Through third year                                   3.00
                        Through fourth year                                  3.00
                        Through fifth year                                   2.00
                        Through sixth year                                   1.00
                        Longer than six years                                0.00

Automatic conversion to Class A shares occurs eight years after purchase.

The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the Galaxy/Liberty reorganization.

             INFORMATION APPLICABLE TO CERTAIN CLASS A SHAREHOLDERS

Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses.

Class A shares received by former Galaxy Asset Allocation Fund, Galaxy Growth and Income Fund, Galaxy Equity Growth Fund, Galaxy International Equity Fund and Galaxy Small Cap Value Fund shareholders in exchange for Prime A Shares in connection with the reorganizations of those funds are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

                       LIBERTY GLOBAL THEMATIC EQUITY FUND
                   (FORMERLY, STEIN ROE GLOBAL THEMATIC FUND)
                      LIBERTY EUROPEAN THEMATIC EQUITY FUND
                  (FORMERLY, STEIN ROE EUROPEAN THEMATIC FUND)
               SERIES OF LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                  MARCH 1, 2003


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in Liberty Global Thematic Equity Fund and Liberty European Thematic Equity Fund's Prospectus (each a Fund and collectively, the Funds). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Funds dated March 1, 2003. This SAI should be read together with a Prospectus and the Funds' most recent Annual Report dated October 31, 2002. Investors may obtain a free copy of the Prospectus and Annual Report from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, MA 02111-2621. The Financial Statements and Report of Independent Auditors appearing in the Funds' October 31, 2002 Annual Report are incorporated into this SAI by reference.


Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques described in the Funds' Prospectus.

TABLE OF CONTENTS


     PART 1                                                          PAGE
     Definitions                                                       b
     Organization and History                                          b
     Investment Goal and Policies                                      b
     Fundamental Investment Policies                                   c
     Other Investment Policies                                         c
     Portfolio Turnover                                                c
     Fund Charges and Expenses                                         d
     Investment Performance                                            h
     Custodian of the Funds                                            h
     Independent Auditors of the Funds                                 h
     Management of the Funds                                           h


     PART 2                                                          PAGE
     Miscellaneous Investment Practices                                1
     Taxes                                                            16
     Management of the Funds                                          19
     Determination of Net Asset Value                                 30
     How to Buy Shares                                                30
     Special Purchase Programs/Investor Services                      31
     Programs for Reducing or Eliminating Sale Charges                32
     How to Sell Shares                                               34
     Distributions                                                    36
     How to Exchange Shares                                           36
     Suspension of Redemptions                                        36
     Shareholder Liability                                            36
     Shareholder Meetings                                             37
     Performance Measures                                             37
     Appendix I                                                       39
     Appendix II                                                      44


LTF-01/993M-0203

                                     PART 1

                       LIBERTY GLOBAL THEMATIC EQUITY FUND
                      LIBERTY EUROPEAN THEMATIC EQUITY FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                                MARCH 1, 2003


DEFINITIONS
     "Global Thematic Equity Fund"           Liberty Global Thematic Equity Fund
     "European Thematic Equity Fund"         Liberty European Thematic Equity Fund
     "Trust"                                 Liberty-Stein Roe Funds Investment Trust
     "Advisor"                               Stein Roe & Farnham Incorporated, the Funds' investment advisor
     "LFD"                                   Liberty Funds Distributor, Inc., the Funds' distributor
     "LFS"                                   Liberty Funds Services, Inc., the Funds' shareholder services and transfer agent

ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized in 1987. Each Fund is an open-end, management company that represents the entire interest in a separate series of the Trust. On February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999, from "Stein Roe Investment Trust" to "Liberty-Stein Roe Funds Investment Trust." The Liberty Global Thematic Equity Fund and the Liberty European Thematic Equity Fund commenced investment operations on January 2, 2001. On July 29, 2002, the Funds' outstanding shares were redesignated as Class Z shares and the Funds' names were changed from "Stein Roe Global Thematic Equity Fund" and "Stein Roe European Thematic Equity Fund" to "Liberty Global Thematic Equity Fund" and "Liberty European Thematic Equity Fund", respectively.


Each Fund offers one class of shares - Class Z shares. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

INVESTMENT GOAL AND POLICIES

The Funds' Prospectus describes each Fund's investment goal and investment strategies and risks. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds:


     Debt Securities
     Derivatives
     Convertible Securities
     Structured Notes
     Interest Rate Swaps, Caps and Floors
     Mortgage-Backed Securities
     Short Sales
     Interfund Borrowing and Lending
     Forward Commitments ("When Issued" and "Delayed Delivery" Securities) Reverse Repurchase Agreements
     Securities Loans
     Repurchase Agreements
     Line of Credit Futures Contracts and Related Options (Limited to interest rate futures, tax-exempt bond index futures, options on such futures and options on such indices)
     Options on Securities
     Foreign Securities
     Rule 144A Securities
     Currency Exchange Transactions
     Synthetic Foreign Money Market Positions
     Eurodollar Instruments
     Limitations on Options and Futures
     Taxation of Options and Futures


Except as indicated below under "Fundamental Investment Policies," the Funds' investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940, as amended (1940 Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of each Fund, or
(2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

As fundamental investment policies, each Fund may:

1. Borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law;

2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;


4. Not issue senior securities except as provided in paragraph 1 above and to the extent permitted by the 1940 Act;


5. Underwrite securities issued by others only when disposing of portfolio securities;

6. Make loans (a) through lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions, (c) through an interfund lending program with other affiliated funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and (d) through repurchase agreements; and

7. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, each Fund may not:

(a) Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
(b) Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and
(c)  Invest more than 15% of its net assets in illiquid assets.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the 1940 Act's diversification requirement, an issuer is the entity whose revenues support the security.


Notwithstanding its investment policies and restrictions, each Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goal, policies and restrictions as the Fund.


PORTFOLIO TURNOVER


Although neither Fund purchases securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of its flexibility of investment and emphasis on growth of capital, each Fund may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in a Fund, if it should occur, would result in increased transaction expenses, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.



                                       c

FUND CHARGES AND EXPENSES

Under the Funds' management agreement, the Funds pay the Advisor a monthly fee based on the average daily net assets of the Funds at the annual rate of 0.85%.


The Advisor is responsible for providing accounting and bookkeeping services to the Funds pursuant to a pricing and bookkeeping agreement. Under a separate agreement (outsourcing agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the outsourcing agreement.


Under its pricing and bookkeeping agreement with the Funds, the Advisor receives from the Funds a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-    an annual flat fee of $10,000, paid monthly; and

- in any month that the Funds have average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Funds for that month that is determined by the following formula:

          [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the outsourcing agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement with average monthly net assets of more than $50 million in that month)

Each Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.


The shareholders' servicing and transfer agency fee arrangement between LFS and the Funds has been revised so that each Fund pays the following fees:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.


RECENT FEES PAID TO THE ADVISOR, LFD AND LFS (dollars in thousands)

                                                        GLOBAL EQUITY THEMATIC FUND         EUROPEAN EQUITY THEMATIC FUND
                                                                           YEARS ENDED OCTOBER 31,
                                                           2002             2001              2002               2001
                                                           ----             ----              ----               ----
Management fees                                             $13              $11               $10                $9
Administrative fees                                          2                2                 2                  2
Pricing and bookkeeping fee                                 12               16                12                 16
Shareholder service and transfer agency fees                 5                2                 1                  2
Fees and expenses waived or reimbursed
  by the Advisor/Administrator                             (78)             (72)              (70)               (62)

BROKERAGE COMMISSIONS (dollars in thousands)


                                                       GLOBAL EQUITY THEMATIC FUND          EUROPEAN EQUITY THEMATIC FUND
                                                                             YEARS ENDED OCTOBER 31,
                                                          2002              2001              2002               2001
                                                          ----              ----              ----               ----
Total commissions                                          $0                $3                $0                 $4
Directed transactions (a)                                   0                 0                 0                 0
Commissions on directed transactions                        0                 0                 0                 0

Commissions paid to AlphaTrade Inc.                         0                N/A                0                N/A
  % of Aggregate Commissions                                0                N/A                0                N/A
  % of Aggregate Dollar Amount of
   Brokerage Transactions                                   0                N/A                0                N/A

                                       d


Commissions paid to Quick & Reilly, Inc.(b)                 0                N/A                0                N/A
  % of Aggregate Commissions                                0                N/A                0                N/A
  % of Aggregate Dollar Amount of
    Brokerage Transactions                                  0                N/A                0                N/A

Commissions paid to Robertson Stephens, Inc.(b)             0                N/A                0                N/A
  % of Aggregate Commissions                                0                N/A                0                N/A
  % of Aggregate Dollar Amount of
     Brokerage Transactions                                 0                N/A                0                N/A

Commissions paid to Fleet Securities, Inc.(b)               0                N/A                0                N/A
  % of Aggregate Commissions                                0                N/A                0                N/A
  % of Aggregate Dollar Amount of
    Brokerage Transactions                                  0                N/A                0                N/A


(a) See "Management of the Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI

(b) SEC rules do not require the reporting of commission information for the fiscal year ended October 31, 2001, as the entities named were not affiliates of the fund during that time.


TRUSTEES AND TRUSTEES' FEES

For the fiscal year ended October 31, 2002 and the calendar year ended December 31, 2002, the Trustees received the following compensation for serving as
Trustees:


                                                  TOTAL COMPENSATION FROM
                                                  THE FUNDS AND THE FUND    AGGREGATE COMPENSATION FROM     AGGREGATE COMPENSATION
                               PENSION OR           COMPLEX PAID TO THE      THE GLOBAL EQUITY THEMATIC   FROM THE EUROPEAN THEMATIC
                           RETIREMENT BENEFITS       TRUSTEES FOR THE         FUND FOR THE FISCAL YEAR    EQUITY FUND FOR THE FISCAL
                           ACCRUED AS PART OF       CALENDAR YEAR ENDED                ENDED                      YEAR ENDED
TRUSTEE                  THE FUNDS EXPENSES (c)    DECEMBER 31, 2002 (d)          OCTOBER 31, 2002             OCTOBER 31, 2002
-------                  ----------------------    ---------------------          ----------------             ----------------
Robert J. Birnbaum                 N/A                     $24,806                       N/A                          N/A
Tom Bleasdale (e)                  N/A                      51,500                       N/A                          N/A
Lora S. Collins (e)                N/A                      96,000                       N/A                          N/A
James E. Grinnell (e)              N/A                      24,806                       N/A                          N/A
Douglas A. Hacker                  N/A                      98,000                      $347                         $346
Janet Langford Kelly               N/A                      97,000                       344                          343
Richard W. Lowry                   N/A                     124,806                       354                          353
Salvatore Macera                   N/A                      98,000                       347                          346
William E. Mayer                   N/A                     127,806                       364                          363
James L. Moody, Jr. (e)            N/A                      91,000                       N/A                          N/A
Charles R. Nelson                  N/A                      98,000                       347                          346
John J. Neuhauser                  N/A                     124,974                       352                          351
Joseph R. Palombo (f)              N/A                         N/A                       N/A                          N/A
Thomas Stitzel                     N/A                      98,000                       347                          346
Thomas C. Theobald                 N/A                     102,000                       361                          360
Anne-Lee Verville                  N/A                     102,000 (g)                   361 (g)                      360 (g)


(c) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(d) As of December 31, 2002, the Liberty family of funds (Liberty Funds) consisted of 58 open-end and 11 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 22 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(e) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bleasdale, Grinnell, Moody and Ms. Collins will receive $154,500, $75,000, $182,000, and $192,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear

                                       e
     one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(f) Mr. Palombo does not receive compensation because he is an officer and affiliate of the Advisor.

(g) During the fiscal year ended October 31, 2002, Ms. Verville deferred $207 of her compensation from the Global Thematic Equity Fund, $188 from the European Thematic Equity Fund and in the calendar year ended December 31, 2002 deferred $51,000 of her total compensation of $102,000, pursuant to the deferred compensation plan.


ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.


AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended October 31, 2002, the Audit Committee convened five times.


GOVERNANCE COMMITTEE

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. In the fiscal year ended October 31, 2002, the Governance Committee convened two times.


ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees and Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees and Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended October 31, 2002, the Advisory Fees and Expenses Committee convened six times.


TRADING OVERSIGHT COMMITTEE

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended October 31, 2002, the Trading Oversight Committee convened two times.


                                       f

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2002 (i) in the Fund and
(ii) in all Liberty Funds and All-Star Funds overseen by the Trustee.


                                                                        AGGREGATE DOLLAR RANGE OF EQUITY
                                      DOLLAR RANGE OF EQUITY       SECURITIES OWNED IN ALL FUNDS OVERSEEN BY
     NAME OF TRUSTEE               SECURITIES OWNED IN THE FUND        TRUSTEE IN LIBERTY FUNDS COMPLEX
     ---------------               ----------------------------        ----------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                               $0                               Over $100,000
Janet Langford Kelly                            $0                               Over $100,000
Richard W. Lowry (h)                            $0                               Over $100,000
Salvatore Macera                                $0                              $50,001-$100,000
Charles R. Nelson                               $0                               Over $100,000
John J. Neuhauser (h)                           $0                               Over $100,000
Thomas E. Stitzel                               $0                              $50,001-$100,000
Thomas C. Theobald                              $0                               Over $100,000
Anne-Lee Verville                               $0                                   $0(i)

INTERESTED TRUSTEES
William E. Mayer (h)                            $0                              $50,001-$100,000
Joseph R. Palombo                               $0                                  $1-10,000


(h) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").
(i) Because Ms. Vervilles share ownership in the Liberty Funds Complex is through her deferred compensation plan, her ownership is not required to be disclosed.

OWNERSHIP OF THE FUND

On January 31, 2003, the officers and Trustees of the Trust as a group owned less than 1.00% of the then outstanding shares of each Fund.

On January 31, 2003, the following shareholders of record owned 5% or more of each Fund's then outstanding shares:

LIBERTY GLOBAL THEMATIC EQUITY FUND


                                            APPROXIMATE PERCENTAGE OF
     NAME AND ADDRESS                        OUTSTANDING SHARES HELD
     ----------------                        -----------------------
FIM Funding, Inc.                                     79.02%
c/o Liberty Funds Group
One Financial Center
Boston, MA  02111


LIBERTY EUROPEAN THEMATIC EQUITY FUND


                                            APPROXIMATE PERCENTAGE OF
     NAME AND ADDRESS                        OUTSTANDING SHARES HELD
     ----------------                        -----------------------
FIM Funding Inc.                                      96.66%
c/o Liberty Funds Groups
One Financial Center
Boston, MA  02111


                                       g

On January 31, 2003, there were 34 Class Z record holders of the Global Thematic Equity Fund and 11 Class Z record holders of the European Thematic Equity Fund.

INVESTMENT PERFORMANCE

The Funds' Class Z share average annual total returns at October 31, 2002, were as follows (j):

                                                1 YEAR(%)       LIFE OF FUND (%)(k)
                                                ---------       -------------
Liberty Global Thematic Equity Fund
Return before taxes                              (18.08)           (22.34)
Return after taxes on
   distributions                                 (18.10)           (22.35)
Return after taxes on distributions
  and sale of fund shares                        (11.10)           (17.47)

Liberty European Thematic Equity Fund
Return before taxes                              (19.58)           (25.06)
Return after taxes on
  distributions                                  (20.09)           (25.32)
Return after taxes on distributions
  and sale of fund shares                        (11.92)           (19.60)

(j) Performance results reflect any waiver or reimbursement by the Advisor or its affiliates of expenses. Absent this waiver or reimbursement arrangement, performance results would have been lower. See the Prospectus for details.

(k)  Commencement of operations on 1/2/01.

See Part 2 of this SAI, "Performance Measures," for how calculations are made.


CUSTODIAN OF THE FUNDS

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 is the custodian for the Funds. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.


INDEPENDENT AUDITORS OF THE FUNDS

Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116-5072, are the Funds' independent auditors, providing audit services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Financial Statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the report of Ernst & Young LLP given on the authority of said firm as experts in accounting and auditing.


MANAGEMENT OF THE FUNDS

The Advisor is the investment advisor to the Funds. The Advisor is a wholly owned subsidiary of Liberty Funds Group LLC, which in turn is a wholly owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110.


Under a Management Agreement with the Trust on behalf of the Funds, the Advisor provides the Funds with discretionary investment services. Specifically, the Advisor is responsible for supervising and directing the investments in accordance with the Funds' investment objective, program, and restrictions as provided in the Funds' prospectus and this SAI. The Advisor is also responsible for effecting all security transactions on behalf of the Funds, including the allocation of principal business and portfolio brokerage and the negotiation of commissions (see "Portfolio Transactions" below). The Management Agreement provides for the payment to the Advisor of the respective fees described in the Prospectus. Under the Management Agreement, any liability of the Advisor to the Trust, the Funds and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.


Nordea Investment Management North America, Inc. (Nordea), which is located at 437 Madison Avenue, New York, NY 10022, serves as the investment sub-advisor for the Funds and manages the day-to-day investment operations of the Funds. Nordea,


                                       h
a registered investment advisor since 2001, replaced Nordea Securities, Inc.
(NSI) as the investment sub-advisor for the Funds effective January 1, 2002. Nordea is an indirect, wholly owned subsidiary of Nordea AB (formerly Nordic Baltic Holding Group), one of Scandinavia's leading financial institutions. As part of an internal reorganization, Nordea AB created Nordea to assume the investment management business of NSI. Nordea manages and operates its investment management business in substantially the same manner as NSI managed and operated its investment management business. The same personnel who performed investment management functions for the Fund at NSI continue to perform those functions on behalf of Nordea. Nordea's investment decisions for the Funds are made by an investment team. Nordea offers a range of equity investment products and services to institutional clients, including private and public retirement funds, unions, endowments, foundations, and insurance companies, as well as to mutual fund sponsors on a sub-advisory basis.


Under the sub-advisory agreement with the Advisor and the Trust, on behalf of the Funds, Nordea manages a portion of the Funds' foreign securities, as determined by the Advisor, in accordance with the investment objectives, policies and limitations of the Funds. For the services rendered by Nordea under the sub-advisory agreement, the Advisor pays Nordea a monthly fee at the annual rate of 0.60% of the average daily net asset value of the portion of the Funds' assets managed by Nordea. Any liability of Nordea to the Trust, the Funds and/or Funds' shareholders is limited to situations involving Nordea's own willful misfeasance, bad faith or gross negligence in the performance of its duties. In addition to the services provided by Nordea to the Funds, Nordea also provides sub-advisory and other services and facilities to other investment companies.

                      STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2


The following information applies generally to most funds advised by the Advisor. "Funds" include certain series of Liberty-Stein Roe Funds Investment Trust. In certain cases, the discussion applies to some, but not all of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information ("SAI") to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.


MISCELLANEOUS INVESTMENT PRACTICES

PART 1 OF THIS SAI LISTS ON PAGE B WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN PART 1 OF THIS SAI, IT IS NOT APPLICABLE TO YOUR FUND.


DERIVATIVES

Consistent with its investment goal, the Fund may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options, futures contracts, futures options, securities collateralized by underlying pools of mortgages or other receivables, and other instruments the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency ("Derivatives").


Derivatives are most often used to manage investment risk or to create an investment position indirectly because using them is more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability, or other factors. They also may be used in an effort to enhance portfolio returns.


The successful use of Derivatives depends on the Advisor's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives.


SENIOR LOANS

Senior Loans generally are arranged through private negotiations between a Borrower and the Lenders represented in each case by one or more Agents of the several Lenders. Senior Loans in which the Intermediate Bond Fund will purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Fund's investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. The Advisor estimates actual average maturity of Senior Loans in the portfolio will be approximately 18-24 months.


STRUCTURED NOTES

The Intermediate Bond Fund may invest in structured notes, including "total rate of return swaps" with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, which is a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans.

INTEREST RATE SWAPS, CAPS AND FLOORS

The Intermediate Bond Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest; (E.G., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.



The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The notional principal amount for interest rate caps and floors is the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs. The Fund will not enter into swaps, caps or floors, if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which the Advisor anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates were to decline below the floor rate, the Fund would receive payments from its counterparty that would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive with respect to floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on the Advisor's ability to predict correctly the direction and extent of movements in interest rates. Although the Advisor believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Advisor's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance could be worse than if it had not entered into any such transaction. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Advisor and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis; I.E., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained. If the Fund enters into a swap on other than a net basis, the Fund will maintain the full amount of its obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange
(NYSE) or other entities determined to be creditworthy by the Advisor, pursuant to procedures adopted and reviewed on an ongoing basis by the Trust's Board of Trustees. If a default occurs by the other party to such transactions, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms The Advisor believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.


SHORT-TERM TRADING

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual Funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.


MEDIUM- AND LOWER-RATED DEBT SECURITIES
Medium-rated debt securities are those rated A or below by Moody's and S&P. Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

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2.   the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;


3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and


4. Lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

SMALL COMPANIES
Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

FOREIGN SECURITIES
Income Bond Fund and High Yield Bond Fund may invest up to 25% of total assets (taken at market value at the time of investment) in securities of foreign issuers that are not publicly traded in the United States ("foreign securities"). Intermediate Bond Fund may invest up to 5% of total assets (taken at market value at the time of investment) in foreign securities. For purposes of these limits, foreign securities do not include securities represented by American Depositary Receipts ("ADRs"), foreign debt securities denominated in U.S. dollars, or securities guaranteed by U.S. persons. Investment in foreign securities may involve a greater degree of risk (including risks relating to exchange fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers.

The Funds may invest in both "sponsored" and "unsponsored" ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depositary and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depositary and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. No Fund expects to invest as much as 5% of its total assets in unsponsored ADRs.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under CURRENCY EXCHANGE TRANSACTIONS.)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

CURRENCY EXCHANGE TRANSACTIONS. Currency exchange transactions may be conducted either on a spot (I.E., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

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The Funds' foreign currency exchange transactions are limited to transaction and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under SYNTHETIC FOREIGN POSITIONS. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund arising in connection with the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign-denominated portfolio securities can be approximately matched by a foreign-denominated liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in aFund. No Fund may engage in "speculative" currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency it is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive a Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

SYNTHETIC FOREIGN MONEY MARKET POSITIONS (LIBERTY EUROPEAN THEMATIC EQUITY FUND AND LIBERTY GLOBAL THEMATIC EQUITY FUND). The Funds may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the policy that, under normal conditions, the Stein Roe European Thematic Equity Fund will invest at least 65% of total assets in foreign securities.

EURODOLLAR INSTRUMENTS (LIBERTY EUROPEAN THEMATIC EQUITY FUND AND LIBERTY GLOBAL THEMATIC EQUITY FUND). The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar future contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

SYNTHETIC FOREIGN POSITIONS (EXCEPT FOR LIBERTY EUROPEAN THEMATIC EQUITY FUND AND LIBERTY GLOBAL THEMATIC EQUITY FUND). The Funds may invest in debt instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, a Fund may construct a synthetic foreign position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

The Funds may also construct a synthetic foreign position by entering into a swap arrangement. A swap is a contractual agreement between two parties to exchange cash flows--at the time of the swap agreement and again at maturity, and, with some swaps, at various intervals through the period of the agreement. The use of swaps to construct a synthetic foreign position would generally entail the swap of interest rates and currencies. A currency swap is a contractual arrangement between two parties to exchange principal amounts in different currencies at a predetermined foreign exchange rate. An interest rate swap is a contractual agreement between two parties to exchange interest payments on identical principal amounts. An interest rate swap may be between a floating and a fixed rate instrument, a domestic and a foreign instrument, or any other type of cash flow exchange. A currency swap generally has the same risk characteristics as a forward currency contract, and all types of swaps have counter-party risk. Depending on the facts and circumstances, swaps may be considered illiquid. Illiquid securities usually have greater investment risk and are subject to greater price volatility. The net amount of the excess, if any, of aFund's obligations over which it is entitled to receive with respect to an interest rate or currency swap will be accrued daily and liquid assets (cash, U.S. Government securities, or other "high grade" debt obligations) of the Fund having a value at least equal to such accrued excess will be segregated on the books of the Fund and held by the Custodian for the duration of the swap.


The Funds may also construct a synthetic foreign position by purchasing an instrument whose return is tied to the return of the desired foreign position. An investment in these "principal exchange rate linked securities" (often called PERLS) can produce a similar return to a direct investment in a foreign security.

OTHER INVESTMENT COMPANIES

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.


ZERO COUPON SECURITIES (ZEROS)

The Fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.


STEP COUPON BONDS (STEPS)

The Fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.


TENDER OPTION BONDS
A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.


MONEY MARKET INSTRUMENTS

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. CERTIFICATES OF DEPOSITS are issued against deposits in a commercial bank with a defined return and maturity. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. COMMERCIAL PAPER is a promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the Fund would be allowed to invest in directly.


SECURITIES LOANS

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.


INTERFUND BORROWING AND LENDING

The Fund may lend money to and borrow money from other mutual funds advised by the Advisor. The Fund will borrow through the program when borrowing is necessary and appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.


FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.


MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.


MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.


NON-AGENCY MORTGAGE-BACKED SECURITIES

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or a U.S. government agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the Fund may incur a loss.


REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


LINE OF CREDIT

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.


REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.


OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

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The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the

Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.


Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.


Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.


Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of Funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.


Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

OPTIONS ON FUTURES CONTRACTS. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated accountFund. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.


The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.


There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.


To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

LIMITATIONS ON OPTIONS AND FUTURES (APPLICABLE TO LIBERTY EUROPEAN THEMATIC EQUITY FUND AND LIBERTY GLOBAL THEMATIC EQUITY FUND) If other options, futures contracts, or futures options of types other than those described herein are traded in the future, the Funds may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the relevant Fund's investment objective.

A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"1 would exceed 5% of the Fund's total assets.

When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures

--------
(1) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

A Fund may not maintain open short positions in futures contracts, in call options written on futures contracts or in call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into [in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%].

TAXATION OF OPTIONS AND FUTURES (APPLICABLE TO LIBERTY EUROPEAN THEMATIC EQUITY FUND AND LIBERTY GLOBAL THEMATIC EQUITY FUND) If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

If a Fund writes an equity call option other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

For federal income tax purposes, a Fund generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; I.E., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

The Funds distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments, and shareholders are advised of the nature of the payments.

The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.


In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.


INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.


In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.


OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.


FOREIGN CURRENCY TRANSACTIONS

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.


The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.


It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.


A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.


At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("EURO"). The EURO is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.


The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.


SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.


MUNICIPAL LEASE OBLIGATIONS
Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

PARTICIPATION INTERESTS

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.


STAND-BY COMMITMENTS

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS
Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

FLOATING RATE INSTRUMENTS
Floating rate instruments provide for periodic adjustments in coupon interest rates that are automatically reset based on changes in amount and direction of specified market interest rates. In addition, the adjusted duration of some of these instruments may be materially shorter than their stated maturities. To the extent such instruments are subject to lifetime or periodic interest rate caps or floors, such instruments may experience greater price volatility than debt instruments without such features. Adjusted duration is an inverse relationship between market price and interest rates and refers to the approximate percentage change in price for a 100 basis point change in yield. For example, if interest rates decrease by 100 basis points, a market price of a security with an adjusted duration of 2 would increase by approximately 2%.

RULE 144A SECURITIES

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933, as amended ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.


TAXES

In this section, all discussions of taxation at the shareholder and Fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion below.

Federal Taxes. THE FUND (EVEN IF IT IS A FUND IN A TRUST WITH MULTIPLE SERIES) IS TREATED AS A SEPARATE ENTITY FOR FEDERAL INCOME TAX PURPOSES UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). THE FUND HAS ELECTED (OR IN THE CASE OF A NEW FUND, INTENDS TO ELECT) TO BE, AND INTENDS TO QUALIFY TO BE TREATED EACH YEAR AS, A "REGULATED INVESTMENT COMPANY" UNDER SUBCHAPTER M OF THE CODE BY MEETING ALL APPLICABLE REQUIREMENTS OF SUBCHAPTER M, INCLUDING REQUIREMENTS AS TO THE NATURE OF THE FUND'S GROSS INCOME, THE AMOUNT OF ITS DISTRIBUTIONS (AS A PERCENTAGE OF BOTH ITS OVERALL INCOME AND ANY TAX-EXEMPT INCOME), AND THE COMPOSITION OF ITS PORTFOLIO ASSETS. AS A REGULATED INVESTMENT COMPANY, THE FUND WILL NOT BE SUBJECT TO ANY FEDERAL INCOME OR EXCISE TAXES ON ITS NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS THAT IT DISTRIBUTES TO SHAREHOLDERS IN ACCORDANCE WITH THE TIMING REQUIREMENTS IMPOSED BY THE CODE. THE FUND'S FOREIGN-SOURCE INCOME, IF ANY, MAY BE SUBJECT TO FOREIGN WITHHOLDING TAXES. IF THE FUND WERE TO FAIL TO QUALIFY AS A "REGULATED INVESTMENT COMPANY" IN ANY YEAR, IT WOULD INCUR A REGULAR FEDERAL CORPORATE INCOME TAX ON ALL OF ITS TAXABLE INCOME, WHETHER OR NOT DISTRIBUTED, AND FUND DISTRIBUTIONS WOULD GENERALLY BE TAXABLE AS ORDINARY DIVIDEND INCOME TO THE SHAREHOLDERS.


ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.


DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.


FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

FUND DISTRIBUTIONS. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.


Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.


DISTRIBUTIONS FROM TAX-EXEMPT FUNDS. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.


The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.




A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of one year or more is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.


SPECIAL TAX RULES APPLICABLE TO TAX-EXEMPT FUNDS. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the Fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 30% backup withholding tax unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the Fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities) and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement , as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to elect to treat a passive foreign investment company as a "qualified electing Fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

MANAGEMENT OF THE FUNDS
The Advisor provides administrative and management services to the Funds. The Advisor is a wholly owned subsidiary of Columbia Management Group, Inc. (Columbia Management), a U.S. financial holding company, which is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation. Each of FleetBoston Financial Corporation and Fleet National Bank is located at 100 Federal Street, Boston, MA 02110 and Columbia Management is located at One Financial Center, Boston, MA 02111-2621. As of December 31, 2002, The Advisor and its affilates managed over $145 billion in assets.

The directors of The Advisor are Keith T. Banks, Roger Sayler and Joseph R. Palombo. The positions held by Messrs. Banks and Palombo are listed above. Mr. Sayler is an Executive Vice President of Columbia Management and the Advisor. The business address of Messrs. Banks and Sayler is 590 Madison Avenue, 36th Floor, Mail Stop NYEH30636A, New York, NY 10022. The business address of Mr. Palombo is One Financial Center, Boston, MA 02111.

FUND

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.



                                                                                                          NUMBER OF
                                            YEAR FIRST                                                 PORTFOLIOS IN
                             POSITION       ELECTED OR                                                  FUND COMPLEX      OTHER
         NAME, ADDRESS     WITH LIBERTY    APPOINTED TO              PRINCIPAL OCCUPATION(S)              OVERSEEN     DIRECTORSHIPS
            AND AGE           FUNDS         OFFICE(1)                DURING PAST FIVE YEARS              BY TRUSTEE         HELD
            -------           -----         ---------                ----------------------              ----------    -------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 47)    Trustee           1996    Executive Vice President - Strategy of United        94             None
P.O. Box 66100                                          Airlines (airline) since December, 2002
Chicago, IL 60666                                       (formerly President of UAL Loyalty Services
                                                        (airline) from September, 2001 to December,
                                                        2002; Executive Vice President and Chief
                                                        Financial Officer of United Airlines from
                                                        March, 1993 to September, 2001 of United
                                                        Airlines; Senior Vice President and Chief
                                                        Financial Officer of UAL, Inc. prior
                                                        thereto).

Janet Langford Kelly (Age 45) Trustee           1996    Executive Vice President-Corporate Development       94             None
One Kellogg Square                                      and Administration, General Counsel and
Battle Creek, MI 49016                                  Secretary, Kellogg Company (food manufacturer),
                                                        since September, 1999; Senior Vice
                                                        President, Secretary and General
                                                        Counsel, Sara Lee Corporation (branded,
                                                        packaged, consumer-products
                                                        manufacturer) from January, 1995 to
                                                        September, 1999.

Richard W. Lowry (Age 65)     Trustee           1995    Private Investor since August, 1987 (formerly        944            None
10701 Charleston Drive                                  Chairman and Chief Executive Officer, U.S.
Vero Beach, FL 32963                                    Plywood Corporation (building products
                                                        manufacturer)).

Salvatore Macera (Age 71)     Trustee           1998    Private Investor since 1981 (formerly Executive      94             None
26 Little Neck Lane                                     Vice President and Director of Itek Corporation
New Seabury, MA  02649                                  (electronics) from 1975 to 1981).

                                                                                                          NUMBER OF
                                            YEAR FIRST                                                 PORTFOLIOS IN
                             POSITION       ELECTED OR                                                  FUND COMPLEX      OTHER
         NAME, ADDRESS     WITH LIBERTY    APPOINTED TO              PRINCIPAL OCCUPATION(S)              OVERSEEN     DIRECTORSHIPS
            AND AGE           FUNDS         OFFICE(1)                DURING PAST FIVE YEARS              BY TRUSTEE         HELD
            -------           -----         ---------                ----------------------              ----------    -------------
DISINTERESTED TRUSTEES
Charles R. Nelson (Age 60)    Trustee           1981    Professor of Economics, University of               1092            None
Department of Economics                                 Washington, since January 1976; Ford and Louisa
University of Washington                                Van Voorhis Professor of Political Economy,
Seattle, WA 98195                                       University of Washington, since September 1993;
                                                        Director, Institute for Economic
                                                        Research, University of Washington,
                                                        since September 2001; Adjunct Professor
                                                        of Statistics, University of Washington,
                                                        since September 1980; Associate Editor,
                                                        Journal of Money Credit and Banking,
                                                        since September, 1993;Trustee of the
                                                        Columbia Funds since July, 2002;
                                                        consultant on econometric and
                                                        statistical matters.

John J. Neuhauser (Age 59)    Trustee           1985    Academic Vice President and Dean of Faculties        944      Saucony, Inc.
84 College Road                                         since August, 1999, Boston College (formerly                   (athletic
Chestnut Hill, MA 02467-3838                            Dean, Boston College School of Management from                 footwear);
                                                        September, 1977 to September, 1999).                           SkillSoft
                                                                                                                          Corp.
                                                                                                                      (E-Learning)

Thomas E. Stitzel (Age 67)    Trustee           1998    Business Consultant since 1999 (formerly             94             None
2208 Tawny Woods Place                                  Professor of Finance from 1975 to 1999 and Dean
Boise, ID  83706                                        from 1977 to 1991, College of Business, Boise
                                                        State University); Chartered Financial Analyst.

                                                                                                          NUMBER OF
                                            YEAR FIRST                                                 PORTFOLIOS IN
                             POSITION       ELECTED OR                                                  FUND COMPLEX      OTHER
         NAME, ADDRESS     WITH LIBERTY    APPOINTED TO              PRINCIPAL OCCUPATION(S)              OVERSEEN     DIRECTORSHIPS
            AND AGE           FUNDS         OFFICE(1)                DURING PAST FIVE YEARS              BY TRUSTEE         HELD
            -------           -----         ---------                ----------------------              ----------    -------------
DISINTERESTED TRUSTEES
Thomas C. Theobald (Age 65)    Trustee          1996    Managing Director, William Blair Capital             94       Anixter
27 West Monroe Street,                                  Partners (private equity investing) since                   International
Suite 3500                                              September, 1994 (formerly Chief Executive                     (network
Chicago, IL 60606                                       Officer and Chairman of the Board of Directors,           support equipment
                                                        Continental Bank Corporation prior thereto).                 distributor),
                                                                                                                 Jones Lang LaSalle
                                                                                                                    (real estate
                                                                                                                      management
                                                                                                                        services)
                                                                                                                     and MONY Group
                                                                                                                  (life insurance).

Anne-Lee Verville (Age 57)    Trustee           1998    Author and speaker on educational systems needs      94     Chairman of
359 Stickney Hill Road                                  (formerly General Manager, Global Education                 the Board of
Hopkinton, NH  03229                                    Industry from 1994 to 1997, and President,                   Directors,
                                                        Applications Solutions Division from 1991 to                   Enesco
                                                        1994, IBM Corporation (global education and                  Group, Inc.
                                                        global applications)).                                        (designer,
                                                                                                                       importer
                                                                                                                    and distributor
                                                                                                                    of giftware and
                                                                                                                     collectibles).

                                                                                                          NUMBER OF
                                            YEAR FIRST                                                 PORTFOLIOS IN
                             POSITION       ELECTED OR                                                  FUND COMPLEX      OTHER
         NAME, ADDRESS     WITH LIBERTY    APPOINTED TO              PRINCIPAL OCCUPATION(S)              OVERSEEN     DIRECTORSHIPS
            AND AGE           FUNDS         OFFICE(1)                DURING PAST FIVE YEARS              BY TRUSTEE         HELD
            -------           -----         ---------                ----------------------              ----------    -------------
INTERESTED TRUSTEES
William E. Mayer(3) (Age 62)   Trustee          1994    Managing Partner, Park Avenue Equity Partners        94(4)  Lee Enterprises
399 Park Avenue                                         (private equity) since February, 1999 (formerly             (print media),
Suite 3204                                              Founding Partner, Development Capital LLC from            WR Hambrecht + Co.
New York, NY 10022                                      November 1996 to February, 1999; Dean and                 (financial service
                                                        Professor, College of Business and Management,                provider) and
                                                        University of Maryland from October, 1992 to                  First Health
                                                        November, 1996).                                             (healthcare).

Joseph R. Palombo(3) (Age 50) Trustee, and      2000    Chief Operating Officer of Columbia Management       94              None
One Financial Center          Chairman of               Group, Inc. (Columbia Management Group) since
Boston, MA 02111              the Board and             November, 2001; formerly Chief Operations
                              President                 Officer of Mutual Funds, Liberty Financial
                                                        Companies, Inc. from August, 2000 to November,
                                                        2001; Executive Vice President of Stein Roe &
                                                        Farnham Incorporated (Stein Roe) since April,
                                                        1999; Executive Vice President and Director of
                                                        the Advisor since April, 1999;Director of Stein
                                                        Roe since September, 2000; President of Liberty
                                                        Funds and Stein Roe Funds since February, 2003;
                                                        Trustee and Chairman of the Board of the Stein
                                                        Roe Funds since October, 2000; Manager of Stein
                                                        Roe Floating Rate Limited Liability Company
                                                        since October, 2000 (formerly Vice President of
                                                        the Liberty Funds from April, 1999 to August,
                                                        2000; Chief Operating Officer and Chief
                                                        Compliance Officer, Putnam Mutual Funds from
                                                        December, 1993 to March, 1999).


(1) In December, 2000, the boards of each of the Liberty Funds and Stein Roe Funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe Funds board.

(2) In addition to serving as a disinterested trustee of the Liberty funds, Mr. Nelson serves as a disinterested Trustee of the Columbia Funds, which are advised by an affiliate of the Advisor, currently consisting of 15 funds.

(3) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

(4) In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

                                                     YEAR FIRST
                                      POSITION       ELECTED OR
          NAME, ADDRESS             WITH LIBERTY    APPOINTED TO                PRINCIPAL OCCUPATION(S)
             AND AGE                    FUNDS          OFFICE                   DURING PAST FIVE YEARS
             -------                    -----          ------                   ----------------------
OFFICERS

Vicki L. Benjamin (Age 41)              Chief           2001       Controller of the Liberty Funds, Stein Roe Funds
One Financial Center                 Accounting                    and Liberty All-Star Funds since May, 2002;
Boston, MA 02111                     Officer and                   Chief Accounting Officer of the Liberty Funds,
                                     Controller                    Stein Roe Funds and Liberty All-Star Funds since
                                                                   June, 2001; Controller and Chief Accounting
                                                                   Officer of the Galaxy Funds since September,
                                                                   2002 (formerly Vice President, Corporate Audit,
                                                                   State Street Bank and Trust Company from May,
                                                                   1998 to April, 2001; Audit Manager from July,
                                                                   1994 to June, 1997; Senior Audit Manager from
                                                                   July, 1997 to May, 1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton (Age 38)         Treasurer         2000       Treasurer of the Liberty Funds and of the
One Financial Center                                               Liberty All-Star Funds since December, 2000
Boston, MA 02111                                                   (formerly Controller of the Liberty Funds and of
                                                                   the Liberty All-Star Funds from February,
                                                                   1998 to October, 2000); Treasurer of the
                                                                   Stein Roe Funds since February, 2001
                                                                   (formerly Controller from May, 2000 to
                                                                   February, 2001); Treasurer of the Galaxy
                                                                   Funds since September, 2002; (formerly Vice
                                                                   President of the Advisor from February, 1998
                                                                   to October, 2000) (formerly Senior Tax
                                                                   Manager, Coopers & Lybrand, LLP from April,
                                                                   1996 to January, 1998).

                                                     YEAR FIRST
                                      POSITION       ELECTED OR
          NAME, ADDRESS             WITH LIBERTY    APPOINTED TO                PRINCIPAL OCCUPATION(S)
             AND AGE                    FUNDS          OFFICE                   DURING PAST FIVE YEARS
             -------                    -----          ------                   ----------------------
OFFICERS

Jean S. Loewenberg (Age 57)           Secretary         2002       Secretary of the Liberty Funds, Stein Roe Funds
One Financial Center                                               and of the Liberty All-Star Funds since
Boston, MA 02111                                                   February, 2002; General Counsel of Columbia
                                                                   Management Group since December, 2001; Senior
                                                                   Vice President since November, 1996 and
                                                                   Assistant General Counsel since September,
                                                                   2002 of Fleet National Bank (formerly Senior
                                                                   Vice President and Group Senior Counsel of
                                                                   Fleet National Bank from November, 1996 to
                                                                   September, 2002)..

TRUSTEE POSITIONS

As of December 31, 2002, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

APPROVING THE INVESTMENT ADVISORY CONTRACT

In determining to approve the most recent annual extension of the Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in the Fund's Prospectuses and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Fund and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources devoted by the Advisor to the Fund were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Fund. See "Principal Investment Strategies" and "Principal Investment Risks" in the Fund's Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment goals and policies.

The Trustees considered the scope of the services provided by the Advisor to the Fund under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds - The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment goal, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Fund. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Fund's total expenses and the reputation of the Fund's other service providers. See "Your Expenses" in the Fund's Prospectuses. The Trustees also considered information provided by third parties relating to the Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectus(es)), as well as factors identified by the Advisor as contributing to the Fund's performance. See the Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Fund, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Fund directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Fund and the research services available to the Advisor by reason of brokerage commissions generated by the Fund's turnover. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of Funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity Funds, and for international or global funds, as compared to fundss investing, respectively, in debt obligations or in

U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in the Fund's Prospectus(es).

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

GENERAL

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all Funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint board meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special committee meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

THE MANAGEMENT AGREEMENT
Under a Management Agreement between the Advisor and the Trust (Agreement), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all compensation of the Trustees of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFD pays the cost of printing and distributing all other Prospectus(es).


ADMINISTRATION AGREEMENT


Under an Administration Agreement with each Fund, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:


     (a)  providing office space, equipment and clerical personnel;


     (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

     (c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

     (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;


     (e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

     (f)  maintaining certain books and records of each Fund.


The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

THE ACCOUNTING AND BOOKKEEPING AGREEMENT


The Advisor is responsible for providing accounting and bookkeeping services to the Funds pursuant to an accounting and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement.


Under its accounting and bookkeeping agreement with the Trusts, the Advisor receives from each Fund and Liberty-Stein Roe Institutional Floating Rate Limited Liability Company (Portfolio) a monthly fee consisting of a flat fee plus an asset-based fee, as follows:



- From the Portfolio or any stand-alone fund, an annual flat fee of $10,000, paid monthly;

- From each feeder fund to the Portfolio, an annual flat fee of $5,000, paid monthly; and

- In any month that a fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund that is determined by the following formula:


         [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

Each Fund reimburses the Advisor for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.


PORTFOLIO TRANSACTIONS


INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the Funds. Various officers and Trustees of the Trust also serve as officers or Trustees of other Funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other Funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.


BROKERAGE AND RESEARCH SERVICES.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the Funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of Quick & Reilly, Inc. or Fleet Securities, Inc., each an affiliate of the Advisor, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.


PRINCIPAL UNDERWRITER


LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized financial service firms (FSFs) or investors.


INVESTOR SERVICING AND TRANSFER AGENT

LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each Fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS SAI FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 180 days' notice by the Fund to LFS or by LFS to the Fund. The agreement limits the liability of LFS to the Fund for loss or damage incurred by the Fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.


CODE OF ETHICS

The Fund, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open for trading, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.



Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.


HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.



The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If Funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient Funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.


LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

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


Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's SAI) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.


SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES
The following special purchase programs/investor services may be changed or eliminated at any time.


AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most Funds may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a Fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and The Advisor in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your Fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes. You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of Funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.


You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.


TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company is the Trustee of LFD prototype plans and charges an $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.


Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.


PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
RIGHT OF ACCUMULATION (Class A and B only). Reduced sales charges on Class A and B shares can be effected by combining a current purchase of Class A or Class B shares with prior purchases of Class A, B, C, T and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:


1.   The current purchase; and

2. The value at the public offering price at the close of business on the previous day of all funds' Class A, B, C, T and Z shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund).


LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

STATEMENT OF INTENT (Class A shares only). Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.


REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, C or T shares (other than shares of the Liberty European Thematic Equity Fund and Liberty Global Thematic Equity Fund that were redeemed within 30 days of their acquisition by exchange from another fund) may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this privilege an unlimited amount of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS (IN THIS SECTION, THE "ADVISOR" REFERS TO THE ADVISOR IN ITS CAPACITY AS THE ADVISOR OR ADMINISTRATOR TO THE FUNDS). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, LFD and companies affiliated with the Advisor; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or contingent deferred sales charges; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF LFD. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual Rule 12b-1 distribution and service fee.


SPONSORED ARRANGEMENTS. Class A shares of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS) (Classes A, B and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. DEATH. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or
     (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. SYSTEMATIC WITHDRAWAL PLAN (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."

3. DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. DEATH OF A TRUSTEE. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase AND
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. RETURNS OF EXCESS CONTRIBUTIONS. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by LFD.

6. QUALIFIED RETIREMENT PLANS. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable CDSC) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information at 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.


SYSTEMATIC WITHDRAWAL PLAN. If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.


CHECKWRITING. Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class Z shares may be exchanged for Class A shares of the other funds. The prospectus of each fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.


By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fundshares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.


Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund.


An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.


SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular Fund incurring financial loss on account of another Fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other Fund was unable to meet its obligations.


SHAREHOLDER MEETINGS

As described under the caption "Organization and History," the Fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.


At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES
TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the Fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the Fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.


Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.


YIELD

MONEY MARKET. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.


NON-MONEY MARKET. The yield for each class of shares of a Fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the Fund that were entitled to dividends during the period and the maximum offering price of the Fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a Fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the Fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the Fund's portfolio securities (net of the Fund's expenses). The Fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The Fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The Fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a Fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.


All data are based on past performance and do not predict future results.


TAX-RELATED ILLUSTRATIONS. The Fund also may present hypothetical illustrations
(i) comparing the Fund's and other mutual Funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the Fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:
SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

     Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

     Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:
S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:
A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:
The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are NOT addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

AAa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:
MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:
Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

              Prime-1  Highest Quality
              Prime-2  Higher Quality
              Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:
The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II
                                DECEMBER 31, 2002




       SOURCE CATEGORY                                                RETURN(%)
                                                                       Total
                                                                      Return

CREDIT SUISSE FIRST BOSTON
              CSFB High Yield Index                                        3.11
              CSFB Leveraged Loan Index                                    1.11


LEHMAN BROTHERS:
              Lehman General Obligation Index                              9.19
              Lehman Quality Intermediate Muni Bond Index                  9.23
              Lehman 3-15 Year Blend                                       9.66


LIPPER, INC.
              AMEX Composite Index P                                      -2.74
              AMEX Computer Tech IX P                                    -34.32
              AMEX Institutional IX P                                    -24.34
              AMEX Major Market IX P                                     -14.37
              Bse Sensex Index                                             3.52
              CAC 40: FFR IX P                                           -33.75
              CD Rate 1 Month Index Tr                                     1.73
              CD Rate 3 Month Index Tr                                     1.74
              CD Rate 6 Month Index Tr                                     1.81
              Consumer Price Index                                         2.38
              DAX:DM IX TR                                               -43.94
              Dow Jones 65 Comp Av P                                     -17.88
              Dow Jones Ind Average P                                    -16.76
              Dow Jones Ind Dly Reinv                                    -15.01
              Dow Jones Ind Mth Reinv                                    -15.04
              Dow Jones Trans Av P                                       -12.50
              Dow Jones Trans Av Tr                                      -11.48
              Dow Jones Util Av P                                        -26.79
              Dow Jones Util Av Tr                                       -23.38
              Ft/S&P Act Wld Ex US IX                                    -16.63
              Jakarta Composite Index                                      8.39
              Jasdaq Index:Yen P                                         -18.45
              Lehman 1-3 Govt/Cred Tr                                      6.28
              Lehman 1-3 Govt/Credit P                                     1.12
              Lehman Aggregate Bd P                                        4.39
              Lehman Aggregate Bd Tr                                      10.25
              Lehman Cr Bd Int P                                           3.35
              Lehman Cr Bd Int Tr                                         10.14
              Lehman Govt Bd Int P                                         4.32
              Lehman Govt Bd Int Tr                                        9.64
              Lehman Govt Bd Long P                                       10.20
              Lehman Govt Bd Long Tr                                      16.99
              Lehman Govt Bd P                                             5.82
              Lehman Govt Bd Tr                                           11.50
              Lehman Govt/Cr Bd P                                          4.77
              Lehman Govt/Cr Bd Tr                                        11.04
              Lehman Govt/Cr Int P                                         3.86
              Lehman Govt/Cr Int Tr                                        9.84
              Lehman High Yield P                                        -10.17


       SOURCE CATEGORY                                                RETURN(%)
              Lehman High Yield Tr                                        -1.41
              Lehman Muni 10 Yr IX P                                       5.02
              Lehman Muni 10 Yr IX Tr                                     10.17
              Lehman Muni 3 Yr IX P                                        1.68
              Lehman Muni 3 Yr IX Tr                                       6.72
              Lehman Muni 5 Yr IX Tr                                       9.27
              Lehman Muni Bond IX P                                        4.34
              Lehman Muni Bond IX Tr                                       9.60
              ML 10+ Yr Treasury IX Tr                                    16.77
              ML 100 Tech IX TR                                          -41.54
              ML 10Yr Strip TR Ix                                         21.00
              ML 1-10 YR CORP BD IX P                                      2.96
              ML 1-10 YR CORP BD IX TR                                     9.82
              ML 1-3 Yr Muni IX P                                          0.50
              ML 1-3 Yr Muni IX Tr                                         4.96
              ML 1-3 Yr Treasury IX P                                      0.98
              ML 1-3 Yr Treasury IX Tr                                     5.76
              ML 1-5 Yr Gv/Cp Bd IX P                                      2.43
              ML 1-5 Yr Gv/Cp Bd IX Tr                                     7.91
              ML 15 Yr Mortgage IX P                                       4.02
              ML 15 Yr Mortgage IX Tr                                      9.28
              ML 1-5 Yr Treasury IX P                                      2.39
              ML 1-5 Yr Treasury IX Tr                                     7.47
              ML 15+ Yr Treasury IX TR                                    17.08
              ML 15Yr Strip TR IX                                         22.27
              ML 20Yr Strip TR IX                                         20.76
              ML 25Yr Strip TR IX                                         21.22
              ML 3 MO T-Bill IX Tr                                         1.78
              ML 3-5 Yr Govt IX P                                          5.57
              ML 3-5 Yr Govt IX Tr                                        11.22
              ML 3-7 Yr Muni IX Tr                                        10.10
              ML 5-10Yr Treasury IX TR                                    13.76
              ML 5Yr strip TR IX                                          14.63
              ML 7-12 YR MUNI IX P                                         6.20
              ML 7-12 YR MUNI IX TR                                       11.46
              ML ALL CV EX ID IX                                          -3.87
              ML AUS GOVT IX TR                                           -9.39
              ML AUSTRIAN GOVT P                                          23.77
              ML AUSTRIAN GOVT TR                                         29.83
              ML BELGIAN GOVERNMENTS P                                    23.19
              ML BELGIAN GOVTS TR                                         30.24
              ML Corp Master Index P                                       3.07
              ML Corp Master Index Tr                                     10.17


       SOURCE CATEGORY                                                RETURN(%)
              ML CV BD SPEC QUAL IX P                                     -5.39
              ML CV BD SPEC QUAL IX TR                                    -1.73
              ML DANISH GOVTS P                                           22.19
              ML DANISH GOVTS TR                                          29.37
              ML DUTCH GOVERNMENTS P                                      22.86
              ML DUTCH GOVTS TR                                           29.52
              ML EM BRADY BD IX                                            7.36
              ML EM EUR/MIDEAST AFR P                                     13.44
              ML EM EUR/MIDEAST AFR TR                                    22.81
              ML EM LATIN AMERICA P IX                                    -3.79
              ML EM LATIN AMERICA TR                                       5.89
              ML EMG MKT ASIA P IX                                         7.49
              ML EMG MKT ASIA TR IX                                       17.64
              ML EMG MKT EU ME AFR P                                      16.18
              ML EMG MKT EU ME AFR TR                                     26.45
              ML EMG MKT LATIN AM P IX                                    -8.23
              ML EMG MKT LATIN AM TR                                       2.18
              ML EMU BROAD MARKET TR                                      28.84
              ML EMU BROAD MKT P IX                                       22.41
              ML EMU DIRECT GOVTS P IX                                    22.83
              ML EMU DIRECT GOVTS TR                                      29.39
              ML EURO HIGH YIELD P IX                                      1.97
              ML EURO HIGH YIELD TR IX                                    12.01
              ML FINNISH GOVTS P IX                                       22.65
              ML FINNISH GOVTS TR  IX                                     29.51
              ML FRENCH GOVTS P IX                                        24.84
              ML FRENCH GOVTS TR IX                                       31.56
              ML GERMAN FED GOVTS P                                       22.68
              ML GERMAN FED GOVTS TR                                      28.83
              ML GLBL BOND INDEX TR IX                                    16.06
              ML Glbl Govt Bond Inx P                                     12.11
              ML Glbl Govt Bond Inx Tr                                    17.05
              ML Glbl Gv Bond IX II P                                     14.26
              ML Glbl Gv Bond IX II Tr                                    19.54
              ML GLBL GVT BND IX II TR                                    22.67
              ML GLOBAL BOND IX P                                         10.36
              ML GLOBAL EM SOV P IX                                       -1.87
              ML GLOBAL EM SOV TR IX                                      13.29
              ML GLOBAL HIGH YIELD P I                                   -10.43
              ML GLOBAL HIGH YIELD TR                                     -1.90
              ML Gov/ Corp Master IX T                                    10.95
              ML Govt Master Index P                                       5.58
              ML Govt Master Index Tr                                     11.30
              ML Govt/Corp Master IX P                                     4.71
              ML HIGH YLD MASTER 2  P                                    -10.41
              ML HIGH YLD MASTER 2  TR                                    -1.89
              ML High Yld Master IX P                                    -10.03
              ML High Yld Master IX Tr                                    -1.14
              ML ITALIAN GOVTS P IX                                       22.67
              ML ITALIAN GOVTS TR IX                                      29.35
              ML JPN GOVT IX TR                                           76.13
              ML LA  BRADY BD IX                                           0.34
              ML Master Muni IX Tr                                        10.73
              ML Mortgage Master IX P                                      4.10
              ML Mortgage Master IX Tr                                     9.41
              ML MUNI 22-52 yr DUR TR                                     10.70
              ML Muni 7-12 Dur TR IX                                      11.46
              ML Norwegian Govts P IX                                     32.82
              ML Norwegian Govts TR IX                                    40.99
              ML PAN-EURO GOVT IX                                         28.58
              ML Portugese Govts P IX                                     23.40
              ML Portugese Govts TR IX                                    29.79
              ML Spanish Govts P IX                                       23.28
              ML Spanish Govts TR IX                                      29.91
              ML Sterling Hi Yld P IX                                    -10.79
              ML Sterling Hi Yld TR IX                                    -2.56
              ML Swedish Govts P IX                                       24.74
              ML Swedish Govts TR IX                                      31.82
              ML Swiss Govts P IX                                         29.74
              ML Swiss Govts TR IX                                        34.73
              ML Treasury Master IX P                                      5.72


       SOURCE CATEGORY                                                RETURN(%)
              ML Treasury Master IX Tr                                    11.57
              ML UK Gilts P IX                                            14.79
              ML UK Gilts TR IX                                           21.87
              ML US CP/GV 10+ YR IX P                                      7.69
              ML US CP/GV 10+ YR IX TR                                    14.96
              ML US DOM MASTER  IX P                                       4.49
              ML US DOM MASTER  IX TR                                     10.41
              MSCI AC Americas Free GD                                   -22.32
              MSCI AC Americas Free ID                                   -23.61
              MSCI AC ASIA FR DGD                                         -9.74
              MSCI AC ASIA FR DND                                         -9.91
              MSCI AC Asia Fr-Ja IX GD                                    -8.33
              MSCI AC Asia Fr-Ja IX ID                                   -10.19
              MSCI AC ASIA PAC FR DGD                                     -8.34
              MSCI AC ASIA PAC FR DND                                     -8.62
              MSCI AC ASIA PAC FR P IX                                    -9.78
              MSCI AC Asia Pac Fr-J GD                                    -5.11
              MSCI AC Asia Pac FR-J IX                                    -7.57
              MSCI AC Asia Pac Fr-J ND                                    -5.57
              MSCI AC Europe IX GD                                       -17.85
              MSCI AC Europe IX ID                                       -19.86
              MSCI AC Fe Free IX GD                                       -9.96
              MSCI AC Fe Free IX ID                                      -11.07
              MSCI AC Fe Fr-Ja IX GD                                      -9.23
              MSCI AC Fe Fr-Ja IX ID                                     -11.05
              MSCI AC FE FR-JA IX ND                                      -9.37
              MSCI AC Pac Fr-Jpn IX GD                                    -5.50
              MSCI AC Pac Fr-Jpn IX ID                                    -7.96
              MSCI AC Pacific FR IX ID                                    -9.93
              MSCI AC WLD FR VAL IX GD                                   -18.95
              MSCI AC WLD FR-US GR DGD                                   -14.73
              MSCI AC World Free IX GD                                   -18.98
              MSCI AC World Free Ix ID                                   -20.51
              MSCI AC World Free IX ND                                   -19.32
              MSCI AC World Fr-USA GD                                    -14.67
              MSCI AC World Fr-USA ID                                    -16.53
              MSCI AC WRLD FR GR DGD                                     -19.07
              MSCI AC Wrld Fr-Ja IX GD                                   -19.78
              MSCI AC Wrld Fr-Ja IX ID                                   -21.37
              MSCI AC WRLD FR-US V DGD                                   -14.63
              MSCI Argentina IX GD                                       -50.55
              MSCI Argentina IX ID                                       -50.99
              MSCI Australia IX GD                                        -0.28
              MSCI Australia IX ID                                        -3.76
              MSCI Australia IX ND                                        -1.34
              MSCI Austria IX GD                                          17.28
              MSCI Austria IX ID                                          14.36
              MSCI Austria IX ND                                          16.55
              MSCI Belgium IX GD                                         -14.23
              MSCI Belgium IX ID                                         -17.15
              MSCI Belgium IX ND                                         -14.97
              MSCI BRAZIL FREE IX GD                                     -30.65
              MSCI BRAZIL FREE IX ID                                     -33.78
              MSCI Canada IX GD                                          -12.78
              MSCI Canada IX ID                                          -14.38
              MSCI Canada IX ND                                          -13.19
              MSCI Chile IX GD                                           -19.81


       SOURCE CATEGORY                                                RETURN(%)
              MSCI Chile IX ID                                           -21.66
              MSCI China ID GD                                           -14.05
              MSCI China IX ID                                           -16.17
              MSCI China IX ND                                           -14.04
              MSCI Colombia IX GD                                         25.36
              MSCI Colombia IX ID                                         18.26
              MSCI Czech Rep IX GD                                        44.16
              MSCI Czech Rep IX ID                                        40.86
              MSCI Denmark IX GD                                         -15.63
              MSCI Denmark IX ID                                         -17.03
              MSCI Denmark IX ND                                         -16.03
              MSCI EAFE - JAPAN IX ND                                    -17.39
              MSCI EAFE - UK IX GD                                       -15.98
              MSCI EAFE - UK IX ID                                       -17.58
              MSCI EAFE - UK IX ND                                       -16.36
              MSCI EAFE + Canada IX GD                                   -15.51
              MSCI EAFE + Canada IX ID                                   -17.36
              MSCI EAFE + Canada IX ND                                   -15.80
              MSCI EAFE + EMF IX GD                                      -14.76
              MSCI EAFE + EMF IX ID                                      -16.63
              MSCI EAFE Fr IX ID                                         -17.52
              MSCI EAFE Fr IX ND                                         -15.94
              MSCI EAFE GDP Wt IX GD                                     -15.57
              MSCI EAFE GDP Wt IX ID                                     -17.30
              MSCI EAFE GDP Wt IX ND                                     -15.90
              MSCI EAFE GROWTH IX GD                                     -15.76
              MSCI EAFE GROWTH IX ID                                     -17.49
              MSCI EAFE GROWTH IX ND                                     -16.02
              MSCI EAFE IX GD                                            -15.66
              MSCI EAFE IX ID                                            -17.52
              MSCI EAFE IX ND                                            -15.94
              MSCI EAFE SM CAP IX ID                                      -9.58
              MSCI EAFE VALUE IX GD                                      -15.60
              MSCI EAFE VALUE IX ID                                      -17.59
              MSCI EAFE VALUE IX ND                                      -15.91
              MSCI EASEA IX GD                                           -17.08
              MSCI EASEA IX ID                                           -19.19
              MSCI EASEA IX ND                                           -17.39
              MSCI Em Eur/Mid East GD                                     -7.88
              MSCI Em Eur/Mid East ID                                     -9.07
              MSCI Em Europe IX GD                                         4.51
              MSCI Em Europe IX ID                                         2.88
              MSCI EMF Asia IX GD                                         -4.75
              MSCI EMF Asia IX ID                                         -6.25
              MSCI EMF Far East IX GD                                     -5.75
              MSCI EMF Far East IX ID                                     -7.14
              MSCI EMF Growth IX ID                                       -9.37
              MSCI EMF IX DND                                             -6.17
              MSCI EMF IX GD                                              -6.00
              MSCI EMF IX ID                                              -7.97
              MSCI EMF Latin Am IX GD                                    -22.45
              MSCI EMF Latin Am IX ID                                    -24.79
              MSCI EMF Latin Am IX ND                                    -22.50
              MSCI EMF Value IX ID                                        -6.52
              MSCI EURO UNION GR IX GD                                   -20.09
              MSCI Europe - UK IX GD                                     -19.87
              MSCI Europe - UK IX ID                                     -21.56


       SOURCE CATEGORY                                                RETURN(%)
              MSCI Europe - UK IX ND                                     -20.30
              MSCI Europe GDP Wt IX ID                                   -20.11
              MSCI Europe Growth ND                                      -18.54
              MSCI Europe IX GD                                          -18.09
              MSCI Europe IX ID                                          -21.11
              MSCI Europe IX ND                                          -18.38
              MSCI European Union GD                                     -19.10
              MSCI European Union ID                                     -21.23
              MSCI EUROPEAN VL IX GD                                     -17.98
              MSCI Far East Free IX ID                                   -11.88
              MSCI Far East IX GD                                        -10.82
              MSCI Far East IX ID                                        -11.88
              MSCI Far East IX ND                                        -10.97
              MSCI Finland IX GD                                         -29.94
              MSCI Finland IX ID                                         -31.23
              MSCI Finland IX ND                                         -30.31
              MSCI France IX GD                                          -20.83
              MSCI France IX ID                                          -22.21
              MSCI France IX ND                                          -21.18
              MSCI Germany IX GD                                         -32.90
              MSCI Germany IX ID                                         -34.06
              MSCI Germany IX ND                                         -33.18
              MSCI Greece IX GD                                          -25.26
              MSCI Greece IX ID                                          -28.18
              MSCI Hong Kong IX GD                                       -17.79
              MSCI Hong Kong IX ID                                       -20.63
              MSCI Hongkong IX ND                                        -17.79
              MSCI Hungary IX GD                                          30.69
              MSCI Hungary IX ID                                          28.88
              MSCI India IX GD                                             8.37
              MSCI India IX ID                                             5.93
              MSCI Indonesia FR IX GD                                     42.82
              MSCI Indonesia FR IX ID                                     38.10
              MSCI Ireland IX ID                                         -28.07
              MSCI Israel Dom IX ID                                      -12.42
              MSCI Israel IX ID                                          -31.55
              MSCI Israel Non Dom Ixid                                   -66.63
              MSCI Italy IX GD                                            -6.32
              MSCI Italy IX ID                                           -10.00
              MSCI Italy IX ND                                            -7.33
              MSCI JAPAN GROWTH IX GD                                    -11.06
              MSCI Japan IX GD                                           -10.11
              MSCI Japan IX ID                                           -10.96
              MSCI Japan IX ND                                           -10.28
              MSCI Japan Sm Cap IX ND                                     -5.18
              MSCI JAPAN VALUE IX GD                                      -8.96
              MSCI Jordan IX GD                                            4.52
              MSCI Jordan IX ID                                            2.53
              MSCI Kokusai IX GD                                         -20.43
              MSCI Kokusai IX ID                                         -22.01
              MSCI Kokusai IX ND                                         -20.79
              MSCI Korea IX GD                                             8.62
              MSCI Korea IX ID                                             7.43
              MSCI Malaysia Free Ix GD                                    -0.66
              MSCI Malaysia Free IX ID                                    -2.66
              MSCI Mexico Free IX GD                                     -13.31
              MSCI Mexico Free IX ID                                     -15.04


       SOURCE CATEGORY                                                RETURN(%)
              MSCI N American G IX ID                                    -23.51
              MSCI N American Vl IX ID                                   -23.83
              MSCI Netherland IX GD                                      -20.26
              MSCI Netherland IX ID                                      -22.53
              MSCI Netherland IX ND                                      -20.83
              MSCI New Zealand IX GD                                      26.09
              MSCI New Zealand IX ID                                      20.03
              MSCI New Zealand IX ND                                      24.24
              MSCI Nordic IX GD                                          -25.42
              MSCI Nordic IX ID                                          -26.90
              MSCI Nordic IX ND                                          -25.84
              MSCI Norway IX GD                                           -6.67
              MSCI Norway IX ID                                           -9.02
              MSCI Norway IX ND                                           -7.26
              MSCI Nth Amer IX GD                                        -22.35
              MSCI Nth Amer IX ID                                        -23.62
              MSCI Nth Amer IX ND                                        -22.73
              MSCI Pac - Japan IX GD                                      -5.78
              MSCI Pac - Japan IX ID                                      -9.00
              MSCI Pac - Japan IX ND                                      -6.42
              MSCI PAC FREE GR IX GD                                      -9.20
              MSCI PAC FREE VL IX GD                                      -8.77
              MSCI PAC FR-JPN GR IX GD                                    -3.34
              MSCI PAC FR-JPN VL IX GD                                    -8.04
              MSCI Pacific Free Ix GD                                     -9.01
              MSCI Pacific Free IX ID                                    -10.43
              MSCI Pacific Fr-Jpn ID                                      -9.00
              MSCI Pacific IX GD                                          -9.01
              MSCI Pacific IX ID                                         -10.43
              MSCI Pacific IX ND                                          -9.29
              MSCI Pakistan IX GD                                        153.95
              MSCI Pakistan IX ID                                        122.38
              MSCI Peru IX GD                                             29.11
              MSCI Peru IX ID                                             25.42
              MSCI Philippines FR DG                                     -28.98
              MSCI Philippines FR GD                                     -30.48
              MSCI Portugal IX GD                                        -13.19
              MSCI Portugal IX ID                                        -15.48
              MSCI Russia IX GD                                           15.71
              MSCI Russia IX ID                                           13.87
              MSCI Singapore Fr IX GD                                    -11.05
              MSCI Singapore Fr IX ID                                    -13.09
              MSCI South Africa IX GD                                     27.99
              MSCI South Africa IX ID                                     23.26
              MSCI Spain IX GD                                           -14.93
              MSCI Spain IX ID                                           -16.88
              MSCI Spain IX ND                                           -15.29
              MSCI Sri Lanka IX GD                                        34.64
              MSCI Sri Lanka IX ID                                        29.76
              MSCI Sweden IX GD                                          -30.07
              MSCI Sweden IX ID                                          -31.47
              MSCI Sweden IX ND                                          -30.49
              MSCI Swtzrlnd IX GD                                         -9.96
              MSCI Swtzrlnd IX ID                                        -10.95
              MSCI Swtzrlnd IX ND                                        -10.31
              MSCI Taiwan IX GD                                          -24.45
              MSCI Taiwan IX ID                                          -25.38


       SOURCE CATEGORY                                                RETURN(%)
              MSCI Thailand Free IX GD                                    27.59
              MSCI Thailand Free IX ID                                    24.32
              MSCI Turkey IX GD                                          -35.70
              MSCI Turkey IX ID                                          -36.49
              MSCI UK IX GD                                              -15.23
              MSCI UK IX ID                                              -17.77
              MSCI UK IX ND                                              -15.23
              MSCI USA IX GD                                             -22.71
              MSCI USA IX ID                                             -23.97
              MSCI USA IX ND                                             -23.09
              MSCI Venezuela IX GD                                       -15.82
              MSCI Venezuela IX ID                                       -18.57
              MSCI World - UK IX GD                                      -20.07
              MSCI World - UK IX ID                                      -21.46
              MSCI World - UK IX ND                                      -20.45
              MSCI World - USA IX GD                                     -15.51
              MSCI World - USA IX ID                                     -17.36
              MSCI World - USA IX ND                                     -15.80
              MSCI World Free IX ND                                      -19.89
              MSCI World GDP Wt IX ID                                    -20.26
              MSCI WORLD GROWTH IX ID                                    -20.93
              MSCI World IX Free ID                                      -21.06
              MSCI World IX GD                                           -19.54
              MSCI World IX ID                                           -21.06
              MSCI World IX ND                                           -19.89
              MSCI WORLD IX SC DGD IX                                    -15.69
              MSCI WORLD IX SC DND IX                                    -16.01
              MSCI WORLD IX VALUE                                        -19.55
              MSCI WORLD VALUE IX ID                                     -21.25
              MSCI WORLD-USA GR IX GD                                    -15.46
              MSCI World-USA VL IX GD                                    -15.59
              MSCI Wrld - Austrl IX GD                                   -19.85
              MSCI Wrld - Austrl IX ID                                   -21.33
              MSCI Wrld - Austrl IX ND                                   -20.18
              MSCI WRLD CON DISC ID                                      -23.19
              MSCI WRLD CON STAPLES ID                                    -4.82
              MSCI WRLD ENERGY ID                                         -8.38
              MSCI WRLD EX USA SC GD                                      -7.05
              MSCI WRLD EX USA SC ID                                      -9.11
              MSCI WRLD EX USA SC ND                                      -7.42
              MSCI WRLD FINANCIALS GD                                    -15.93
              MSCI WRLD FINANCIALS ID                                    -18.00
              MSCI WRLD FREE GR DGD IX                                   -19.61
              MSCI WRLD HEALTHCARE GD                                    -17.68
              MSCI WRLD HEALTHCARE ID                                    -18.88
              MSCI WRLD INDUSTRIALS ID                                   -23.53
              MSCI WRLD INFO TECH GD                                     -38.58
              MSCI WRLD INFO TECH ID                                     -38.80
              MSCI WRLD MATERIALS ID                                      -6.34
              MSCI WRLD TECH HDWR GD                                     -40.52
              MSCI WRLD TECH HDWR ID                                     -40.78
              MSCI WRLD TELECOM GD                                       -28.54
              MSCI WRLD TELECOM ID                                       -30.37
              MSCI WRLD UTILITIES ID                                     -18.63
              NASDAQ 100 IX P                                            -37.58
              NASDAQ Bank IX P                                             4.52
              NASDAQ Composite IX P                                      -31.53


       SOURCE CATEGORY                                                RETURN(%)
              NASDAQ Industrial IX P                                     -25.88
              NASDAQ Insurance IX P                                       -1.84
              NASDAQ Natl Mkt Cmp IX                                     -31.71
              NASDAQ Natl Mkt Ind IX                                     -26.05
              NASDAQ Transport IX P                                        0.99
              Nikkei 225 Avg:Yen P                                       -18.63
              NYSE Composite P                                           -19.83
              NYSE Finance IX P                                          -14.02
              NYSE Industrials IX P                                      -20.63
              NYSE Transportation IX                                      -9.80
              NYSE Utilities IX P                                        -29.34
              Philippines Composite IX                                      N/A
              PSE Technology IX P                                        -33.33
              Russell 1000 Grow Ix                                       -28.58
              Russell 1000 Grow IX Tr                                    -27.88
              Russell 1000 IX P                                          -22.94
              Russell 1000 IX Tr                                         -21.65
              Russell 1000 Value Ix                                      -17.48
              Russell 1000 Value IX Tr                                   -15.52
              Russell 2000 Grow Ix                                       -30.69
              Russell 2000 Grow IX Tr                                    -30.26
              Russell 2000 IX P                                          -21.58
              Russell 2000 IX Tr                                         -20.48
              Russell 2000 Value Ix                                      -13.24
              Russell 2000 Value IX Tr                                   -11.43
              RUSSELL 2500 GROW IX P                                     -29.45
              RUSSELL 2500 GROW IX TR                                    -29.09
              RUSSELL 2500 IX P                                          -18.99
              RUSSELL 2500 IX TR                                         -17.80
              RUSSELL 2500 VALUE IX P                                    -11.77
              RUSSELL 2500 VALUE IX TR                                    -9.87
              RUSSELL 3000 GROW IX P                                     -28.71
              RUSSELL 3000 GROW IX TR                                    -28.03
              Russell 3000 IX P                                          -22.81
              Russell 3000 IX Tr                                         -21.54
              RUSSELL 3000 VALUE IX P                                    -17.13
              RUSSELL 3000 VALUE IX TR                                   -15.18
              RUSSELL MDCP VALUE IX P                                    -11.68
              RUSSELL MDCP VALUE IX TR                                    -9.64
              Russell Midcap G IX TR                                     -27.41
              RUSSELL MIDCAP GR IX P                                     -27.67
              RUSSELL MIDCAP IX P                                        -17.47
              RUSSELL MIDCAP IX TR                                       -16.19
              RUSSELL SMCP CMPT GRO P                                    -30.24
              RUSSELL SMCP CMPT GRO TR                                   -29.95
              RUSSELL SMCP CMPT IX P                                     -21.30
              RUSSELL SMCP CMPT IX TR                                    -20.23
              RUSSELL SMCP CMPT VAL IX                                   -11.54
              RUSSELL SMCP CMPT VAL P                                    -13.39
              RUSSELL TOP 200 GRO IX P                                   -28.76
              RUSSELL TOP 200 GROW  IX                                   -27.98
              RUSSELL TOP 200 IX P                                       -24.64
              RUSSELL TOP 200 IX TR                                      -23.36
              RUSSELL TOP 200 VAL IX P                                   -19.93
              RUSSELL TOP 200 VALUE IX                                   -18.02
              S & P 100 Index TR                                         -23.88
              S & P 1500 HC IX P                                         -20.01


       SOURCE CATEGORY                                                RETURN(%)
              S & P 500 Daily Reinv                                      -22.10
              S & P 500 Index P                                          -23.37
              S & P 500 Mnthly Reinv                                     -22.09
              S & P 500/BARRA G IX TR                                    -23.59
              S & P 500/BARRA V IX TR                                    -20.85
              S & P 600 Index P                                          -15.32
              S & P 600 Index Tr                                         -14.63
              S & P Financial IX P                                       -16.42
              S & P Financial IX Tr                                      -14.64
              S & P Industrial IX Tr                                     -26.34
              S & P Industrials P                                        -24.55
              S & P MC 400/BARRA G TR                                    -19.17
              S & P MC 400/BARRA V TR                                    -10.10
              S & P Midcap 400 IX P                                      -15.45
              S & P Midcap 400 IX Tr                                     -14.51
              S & P Reit Equity Index                                     -2.93
              S & P SC 600/BARRA G TR                                    -15.36
              S & P SC 600/BARRA V TR                                    -14.47
              S & P Transport Index P                                    -13.72
              S & P Utility Index P                                      -32.99
              S & P Utility Index Tr                                     -29.99
              SB Cr-Hdg Nn-US Wd IX Tr                                     6.85
              SB Cr-Hdg Wd Gv Bd IX Tr                                     7.97
              SB Non-US Wd Gv Bd IX Tr                                    21.99
              SB Wd Gv Bd:Austrl IX Tr                                    20.50
              SB Wd Gv Bd:Germny IX Tr                                    28.52
              SB Wd Gv Bd:Japan IX Tr                                     13.96
              SB Wd Gv Bd:UK IX Tr                                        21.09
              SB Wd Gv Bd:US IX Tr                                        11.64
              SB World Govt Bond IX Tr                                    19.49
              Straits Times Index                                        -17.40
              SWISS PERF:SFR IX TR                                       -25.95
              TAIWAN SE:T$ IX P                                          -22.78
              T-Bill 1 Year Index Tr                                       1.63
              T-BILL 3 MO DAILY TR  IX                                     3.29
              T-Bill 3 Month Index Tr                                      1.59
              T-Bill 6 Month Index Tr                                      1.66
              Thailand Set Index                                          17.32
              TOKYO 2ND SCT:YEN IX P                                     -12.79
              TOKYO SE(TOPIX):YEN IX P                                   -18.30
              TORONTO 300:C$ IX P                                        -13.97
              TORONTO SE 35:C$ IX P                                      -18.93
              Value Line Cmp IX-Arth                                     -17.11
              Value Line Cmp IX-Geom                                     -28.57
              Value Line Industrl IX                                     -29.78
              Value Line Railroad IX                                      -8.98
              Value Line Utilties IX                                     -31.60

MERRILL LYNCH:
              ML Intermediate BB Index                                    -2.39
              ML U.S. High Yield Cash Pay Index                           -1.14

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST:
              Real Estate Investment Trust Index                           3.81


       SOURCE CATEGORY                                                RETURN(%)
SALOMON SMITH BARNEY:
              SSB World Ex U.S. Cap Range $2-$10 Billion                -9.18
              SSB EMI Global Ex U.S.                                    -6.89
              Salomon 30 Year Benchmark                                 16.16
              SBGI Bond U.S. Treasury Index                             11.64


Each Russell Index listed above is a trademark/service mark of the Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in US currency

PART C.  OTHER INFORMATION

ITEM  23.  EXHIBITS  [Note:  As  used  herein,   the  term  "PEA"  refers  to  a
post-effective amendment to the Registration Statement of the Registrant on Form N-1A under the Securities Act of 1933, No. 33-11351.]

(a) Amended and Restated Agreement and Declaration of Trust as amended on 7/28/2000. (Exhibit (a) to PEA #68)*

(b)(1)    By-Laws of Registrant as amended through February 3, 1993.
          (Exhibit 2 to PEA #34).*
   (2)    Amendment to By-Laws dated February 4, 1998.  (Exhibit 2(a) to
             PEA #45.)*
   (3)    Amendment to By-Laws dated February 8, 2000.  (Exhibit to PEA #69)*
   (4)    Amendment to By-Laws dated September 28, 2000.  (Exhibit to PEA #69)*
   (5)    Amendment to By-Laws dated June 20, 2001.  (Exhibit to PEA #72)*

(c) Form of Specimen of Share Certificate - filed as Exhibit 4 in Part C, Item 24(b) of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty Funds Trust IV, (File Nos. 2-62492 and 811-2865), filed with the Commission on or about March 21, 1997, and is hereby incorporated by reference and made a part of this Registration Statement.

(d)(1) Management Agreement between Registrant and Stein Roe & Farnham Incorporated on behalf of Liberty Global Thematic Fund and Liberty European Thematic Equity Fund dated
          November 1, 2001. (Exhibit to PEA #73)*
   (2) Amended Schedules A and B to the Management Agreement between Registrant and Stein Roe & Farnham Incorporated dated July 15, 2002. (Exhibit to PEA #75)*
   (3) Sub-Advisory Agreement among the Registrant, Stein Roe & Farnham Incorporated and Nordea Investment Management North America, Inc. relating to the Liberty European Thematic Equity Fund series.
   (4) Sub-Advisory Agreement among the Registrant, Stein Roe & Farnham Incorporated and Nordea Investment Management North America, Inc. relating to the Liberty Global Thematic Equity Fund series.
   (5) Management Agreement between Fleet Investment Advisors, Inc. and Registrant on behalf of Liberty Asset Allocation Fund
          (Exhibit to PEA #80)*
   (6) Management Agreement between Fleet Investment Advisors, Inc. and Registrant on behalf of Liberty Strategic Equity Fund(Exhibit to PEA #80)*
   (7) Management Agreement between Fleet Investment Advisors, Inc. and Registrant on behalf of Liberty Large Cap Core Fund (Exhibit to PEA #80)*
   (8) Management Agreement between Fleet Investment Advisors, Inc. and Registrant on behalf of Liberty International Equity Fund(Exhibit to PEA #80)*
   (9) Management Agreement between Fleet Investment Advisors, Inc. and Registrant on behalf of Liberty Equity Growth Fund(Exhibit to PEA #80)*
  (10) Management Agreement between Fleet Investment Advisors, Inc. and Registrant on behalf of Liberty Equity Value Fund(Exhibit to PEA #80)*
  (11) Management Agreement between Fleet Investment Advisors, Inc. and Registrant on behalf of Liberty Small Cap Fund (Exhibit to PEA
          #80)*
  (12) Management Agreement between Fleet Investment Advisors, Inc. and Registrant on behalf of Liberty Small Company Equity Fund(Exhibit to PEA #80)*

(e)(1) Underwriting Agreement between Registrant and Liberty Funds Distributor, Inc. dated 8/4/99, as amended January 2, 2001. (Exhibit to PEA # 70)*
   (2) Amendment to Schedule A of Underwriting Agreement dated November 1, 2002. (Exhibit to PEA #80)*
   (3)    Specimen copy of selected dealer agreement.  (Exhibit 6(b) to PEA
          #40.)*

(f)       None.

(g)(1)    Custodian contract between Registrant and State Street Bank and
          Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated by reference and made a part of this Registration Statement.
    (2)   Form of Revised Appendix A to Custodian Contract.(Exhibit to PEA #80)*

(h)(1) Restated Transfer Agency Agreement between Registrant and SteinRoe Services Inc. dated 8/1/95, as amended 1/2/01. (Exhibit to PEA #70)*
   (2)    Joinder and Release Agreement with respect to Agency Agreement dated 12/18/00. (Exhibit to PEA # 70)*
   (3)    Amendment to Restated Transfer Agency Agreement dated 7/1/01 -
          filed as Exhibit (h)(3)(c) in Part C, Item 23 of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-
          4552), filed with the Commission on or about August 30, 2001 and is hereby incorporated by reference and made a part of this
          Registration Statement.
   (4) Amendment to Schedule B of Restated Transfer Agency Agreement dated November 1, 2002. (Exhibit to PEA #80)*
   (5)    Accounting and Bookkeeping Agreement between Registrant and
          Stein Roe & Farnham Incorporated dated 8/3/99 as amended.
          (Exhibit to PEA # 70)*
   (6) Assumption and Release Agreement with respect to Accounting and Bookkeeping Agreement dated 12/31/00. (Filed under Exhibit
          (d)(1)(b)).
   (7)    Amendment to Accounting and Bookkeeping Agreement between
          Registrant and Stein Roe & Farnham Incorporated dated 7/1/01.
          (Exhibit to PEA #72)*
   (8) Amendment to Appendix I of Accounting and Bookkeeping Agreement dated November 1, 2002. (Exhibit to PEA #80)*
   (9)    Administrative Agreement between Registrant and Stein Roe &
          Farnham Incorporated 8/15/95, as amended.  (Exhibit to PEA # 70)*
  (10) Assumption and Release Agreement with respect to Administrative Agreement dated 12/31/00. (Filed under Exhibit (d)(1)(b)).
  (11) Amended Appendix A & Appendix B to Administrative Agreement between Registrant and Stein Roe & Farnham Incorporated dated 11/1/02.
  (12) Agreement and Plan of Reorganization with respect to, among others, Liberty Equity Growth Fund, Liberty Equity Value Fund, Liberty Small Cap Fund and Liberty Small Company Equity Fund - filed as Appendix A to the Proxy Statement of The Galaxy Fund (File No. 811-4636), filed with the Commission on or about August 22, 2002, and is hereby incorporated  by  reference  and  made  a  part  of  the  Registration
          Statement.
  (13) Agreement and Plan of Reorganization with respect to Liberty Asset Allocation Fund - filed as Appendix A of the Combined Prospectus and Proxy Statement relating to the Acquisition of the Assets and Liabilities of the Galaxy Asset Allocation Fund by and in Exchange for Shares of the Liberty Asset Allocation Fund contained in Post-Effective Amendment No. 1 to the Registration Statement on From N-14 of the Registrant (File Nos. 333-91980 and 811-4978), filed with the Commission on or about August 23, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.
  (14) Agreement and Plan of Reorganization with respect to Liberty Asset Allocation Fund - filed as Appendix A of the Combined Prospectus and Proxy Statement relating to the Acquisition of the Assets and Liabilities of the Stein Roe Balanced Fund by and in Exchange for Shares of the Liberty Asset Allocation Fund contained in Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of the Registrant (File Nos. 333-91980 and 811-4978), filed with the Commission on or about August 23, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.
  (15) Agreement and Plan of Reorganization with respect to Liberty Strategic Equity Fund - filed as Appendix A of the Combined Prospectus and Proxy Statement relating to the Acquisition of the Assets and Liabilities of Each of the Galaxy Equity Income Fund and the Galaxy Strategic Equity Fund by and in Exchange for Shares of the Liberty Strategic Equity Fund contained in Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of the Registrant (Filed Nos. 333-91980 and 811-4978), filed with the Commission on or about August 23, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.
  (16) Agreement and Plan of Reorganization with respect to Liberty Large Cap CoreFund (formerly called the Liberty Growth & Income Fund II) - filed as Appendix A of the Combined Prospectus and Proxy Statement relating to the Acquisition of the Assets and Liabilities of Each of the Galaxy Large Cap Value Fund and the Galaxy Growth & Income Fund by and in Exchange for Shares of the Liberty Large Cap Core Fund contained in Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 of the Registrant (File Nos. 333-91980 and 811-4978), filed with the Commission on or about August 23, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.
  (17)    Shareholder Services Plan for Class T shares. (Exhibit to PEA #80)*
  (18)    Class T Shares Servicing Agreement.  (Exhibit to PEA #80)*

(i)(1)    Opinions and Consents of Ropes & Gray.  (Exhibit 10(a) to PEA #34).*
   (2)    Opinion and consent of Bell, Boyd & Lloyd LLC with respect to
          Liberty European Thematic Equity Fund (formerly Stein Roe European Thematic Equity Fund) and Liberty Global Thematic Equity Fund (formerly Stein Roe Global Thematic Equity Fund).
          (Exhibit to PEA # 70)*
   (3)    Consent of Bell Boyd & Lloyd LLC.
   (4) Opinion and Consent of Ropes & Gray with respect to Liberty Asset Allocation Fund, Liberty Equity Value Fund, Liberty Large Cap Core Fund, Liberty International Equity Fund, Liberty Small Cap Fund, Liberty Small Company Equity Fund, Liberty Strategic Equity Fund and Liberty Equity Growth Fund. (Exhibit to PEA # 80)*

(j)(1)    Consent of Morningstar, Inc.  (Exhibit 11(b) to PEA #34).*
   (2) Consent of Ernst & Young LLP. (Liberty Global Thematic Equity Fund, Liberty European Thematic Equity Fund)
   (3) Consent of Ernst & Young LLP (Liberty Asset Allocation Fund, Liberty Strategic Equity Fund, Liberty Large Cap Core Fund, Liberty International Equity Fund, Liberty Equity Growth Fund, Liberty Equity Value Fund, Liberty Small Cap Fund, Liberty Small Company Equity Fund)

(k)       Not Applicable.

(l)       Not Applicable.

(m) Rule 12b-1 Plan as amended and restated on November 4, 2002. (Exhibit to PEA #80)*

(n) Rule 18f-3 Plan, amended and restated as of November 1, 2002. (Exhibit to PEA #80)*

(o)       Not Applicable.

(p)(1) Code of Ethics of Stein Roe & Farnham Incorporated, the Funds and Liberty Funds Distributor, Inc., effective January 1, 2001, as revised December 18, 2001 - filed as Exhibit (p) in Part C, Item 23 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the Commission on or about January 29, 2002, and is hereby incorporated by reference and made a part of this Registration Statement.
(p)(2) Code of Ethics of Nordea Investment Management North America, Inc. (formerly known as Nordea Securities, Inc.)- filed as Exhibit in Part C, Item 23 of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A of Liberty Variable Investment Trust (File Nos. 33-14954 and 811-5199), filed with the Commission on or about April 16, 2001, and is hereby incorporated by reference and made a part of this Registration Statement
(p)(3)    Code of Ethics of Fleet Investment  Advisors Inc. - filed as Exhibit
          (p)(2) in Part C, Item 23 of Post Effective Amendment No. 27 to the Registration Statement on Form N-1A of Galaxy Fund II (File Nos. 33-33617 and 811-06051), filed with the Commission on or about May 31, 2000, and is hereby incorporated by reference and made a part of this Registration Statement

Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, Salvatore Macera, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Joseph R. Palombo, Thomas E. Stitzel, Thomas C. Theobald and Anne-Lee Verville - filed in Part C, Item 23 of Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of Liberty Funds Trust I (File Nos. 2-41251 and 811-2214), filed with the Commission on or about February 28, 2002, and is hereby incorporated by reference and made a part of this Registration Statement

(*)   Incorporated by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 25.  INDEMNIFICATION.

Article Tenth of the Agreement and  Declaration of Trust of Registrant  (Exhibit
(a)), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Unless otherwise permitted under the 1940 Act, (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non- party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily available facts (as opposed to a full trial- type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article Tenth also provides that its indemnification provisions are not exclusive.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the advisor, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment advisor or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

Pursuant to the indemnification agreement among the Registrant, its transfer agent and its investment adviser dated July 1, 1995, the Registrant, its trustees, officers and employees, its transfer agent and the transfer agent's directors, officers and employees are indemnified by Registrant's investment advisor against any and all losses, liabilities, damages, claims and expenses arising out of any act or omission of the Registrant or its transfer agent performed in conformity with a request of the investment adviser that the transfer agent and the Registrant deviate from their normal procedures in connection with the issue, redemption or transfer of shares for a client of the investment adviser.

Registrant, its trustees, officers, employees and representatives and each person, if any, who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933 are indemnified by the distributor of Registrant's shares (the "distributor"), pursuant to the terms of the distribution agreement, which governs the distribution of Registrant's shares, against any and all losses, liabilities, damages, claims and expenses arising out of the acquisition of any shares of the Registrant by any person which (i) may be based upon any wrongful act by the distributor or any of the distributor's directors, officers, employees or representatives or (ii) may be based upon any untrue or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering shares of the Registrant filed or made public by the Registrant or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading if such statement or omission was made in reliance upon information furnished to the Registrant by the distributor in writing. In no case does the distributor's indemnity indemnify an indemnified party against any liability to which such indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the distribution agreement.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Fleet Investment Advisors Inc. (Fleet) is an investment adviser registered under the Investment Advisers Act of 1940 (Advisers Act). The list required by this Item 26 of officers and directors of Fleet, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedule A of Form ADV filed by Fleet pursuant to the Advisers Act (SEC File No. 801-20312).


Stein Roe, the Registrant's investment advisor, is a wholly owned subsidiary of Liberty Funds Group LLC, which is a wholly owned subsidiary of Columbia Management Group, Inc., which is a wholly owned subsidiary of Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation.
Stein Roe acts as investment advisor to individuals, trustees, pension and profit-sharing plans, charitable organizations, and other investors. In addition to Registrant, it also acts as investment advisor to other investment companies having different investment strategies and policies.

For a two-year business history of certain officers and directors of Stein Roe, please refer to the Form ADV of Stein Roe and to the section of the statement of additional information (Part B) entitled "Investment Advisory and Other Services," or "Management of the Funds," as applicable.

Certain directors and executive officers of Stein Roe also serve and have during the past two years served, in various capacities as officers, directors, or trustees of the companies listed below and of the Registrant and other investment companies managed wholly or in part by Stein Roe. A list of such capacities is given below.


                                                                       POSITION FORMERLY
                                                                          HELD WITHIN
                                           CURRENT POSITION               PAST TWO YEARS
                                          -------------------            --------------
COLUMBIA MANAGEMENT GROUP, INC. (590 Madison Avenue - 36th Floor, New York, NY  10022)
Keith T. Banks                                  Director, Chairman, Pres., CEO
Roger A. Sayler                                 Director, Exec. V.P.
Joseph R. Palombo                               Director, Exec. V.P., COO
Jean S. Loewenberg                              Secretary, General Counsel

COLUMBIA MANAGEMENT COMPANY (1300 S.W. Sixth, Portland, OR 97201)
Keith T. Banks                                  Director, Chairman, Pres., CEO, CIO
Joseph R. Palombo                               Director, COO
Roger Sayler                                    Director

COLUMBIA FUNDS MANAGEMENT COMPANY (1300 S.W. Sixth, Portland, OR 97201)
Keith T. Banks                                  Director, Chairman, Pres., CEO, CIO
Joseph R. Palombo                               Director, COO
Roger Sayler                                    Director

FLEET INVESTMENT ADVISORS, INC. (100 Federal Street, Boston, MA 02110)
Keith T. Banks                                  Director, President
Joseph R. Palombo                               Director, Exec. V.P., COO
Roger Sayler                                    Director

PROGRESS INVESTMENT MANAGEMENT (71 Stevenson Street, Suite 1620, San Francisco, CA 94105)
Keith T. Banks                                  Director
Joseph R. Palombo                               Director

WAM ACQUISITION GP, INC. (227 West Monroe Street, Suite 3000, Chicago, Illinois 60606)
Keith T. Banks                                  Director
Joseph R. Palombo                               Director

NEWPORT PRIVATE EQUITY ASIA, INC. (580 California Street, Suite 1960, San Francisco, CA 94104)
Keith T. Banks                                  Director

NEWPORT PACIFIC MANAGEMENT, INC. (580 California Street, Suite 1960, San Francisco, CA 94104)
Keith T. Banks                                  Director, Chairman, President, CEO, CIO
Roger Sayler                                    Director, Exec. V.P.
Joseph R. Palombo                               Director
Charles Roberts                                 Managing Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

NEWPORT FUND MANAGEMENT, INC. (580 California Street, Suite 1960, San Francisco, CA 94104)
Keith T. Banks                                  Director, Chairman, President, CEO, CIO
Roger Sayler                                    Director, Exec. V.P.
Joseph R. Palombo                               Director
Charles Roberts                                 Managing Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY NEWPORT HOLDINGS LTD. (580 California Street, Suite 1960, San Francisco, CA 94104)
Keith T. Banks                                  Director
Joseph R. Palombo                               Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY ADVISORY SERVICES CORP. (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director, Chairman, CEO, President, CIO
Joseph R. Palombo                               Director, COO
Roger Sayler                                    Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

FINANCIAL CENTRE INSURANCE AGENCY (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director, President
Joseph R. Palombo                               Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY ASSET MANAGEMENT COMPANY (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director, Chairman, President, CEO, CIO
Joseph R. Palombo                               Director, COO
Roger Sayler                                    Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

CRABBE HUSON GROUP, INC. (121 South West Morrison, Suite 1400, Portland, OR 97204)
Keith T. Banks                                  Director, Chairman, CEO, President
Joseph R. Palombo                               Director
Roger Sayler                                    Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

COLONIAL ADVISORY SERVICES, INC. (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director, President, CEO, CIO
Joseph R. Palombo                               Director, COO
Roger Sayler                                    Director
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY FUNDS GROUP LLC (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  Director, President
Joseph R. Palombo                               Director, Exec. V.P., CAA
Roger Sayler                                    Director
Philip J. Iudice                                Treasurer
Jean S. Loewenberg                              Secretary

LIBERTY FUNDS SERVICES, INC. (One Financial Center, Boston, MA 02111)
Joseph R. Palombo                               Director
Jean S. Loewenberg                              Secretary

COLONIAL MANAGEMENT ASSOCIATES, INC. (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  President and CIO
Joseph R. Palombo                               Director, Exec. V.P.
Michael Bissonnette                             Senior Vice President
Bonny E. Boatman                                Senior Vice President
Frazier Evans                                   Senior Vice President
Leslie W. Finnemore                             Senior Vice President
Brian Good                                      Vice President
Erik Gustafson                                  Senior Vice President
Richard Hegwood                                 Vice President
Harvey B. Hirschhorn                            Senior Vice President
Michael T. Kennedy                              Senior Vice President
Jeffrey Kinzel                                  Senior Vice President
Maureen Newman                                  Senior Vice President
Scott B. Richards                               Senior Vice President
Roger Sayler                                    Director, Exec. V.P.
Scott Schermerhorn                              Senior Vice President
Gary Swayze                                     Senior Vice President
William Wadden                                  Vice President
Jean S. Loewenberg                              Secretary
Philip J. Iudice                                Treasurer

LIBERTY-STEIN ROE FUNDS INCOME TRUST; LIBERTY-STEIN ROE FUNDS INVESTMENT
TRUST, LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST, LIBERTY-STEIN ROE FUNDS TRUST,
STEINROE VARIABLE INVESTMENT TRUST, LIBERTY FLOATING RATE FUND, LIBERTY-STEIN
ROE INSTITUTIONAL FLOATING RATE INCOME FUND, STEIN ROE FLOATING RATE LIMITED
LIABILITY COMPANY, LIBERTY VARIABLE INVESTMENT TRUST, LIBERTY FUNDS TRUST I,
LIBERTY FUNDS TRUST II, LIBERTY FUNDS TRUST IV, LIBERTY FUNDS TRUST V, LIBERTY
FLOATING RATE ADVANTAGE FUND (One Financial Center, Boston, MA 02111)
Keith T. Banks                                  President
Jean S. Loewenberg                              Secretary
Joseph R. Palombo                               Trustee                        VP

GALAXY FUND, GALAXY VIP FUND (100 Federal Street, Boston, MA 02110)
Keith T. Banks                                  President
Jean S. Loewenberg                              Secretary
Joseph R. Palombo                               V.P.


Nordea Investment Management North America, Inc. (Nordea), is the sub-advisor to Stein Roe Global Thematic Equity Fund and Stein Roe European Thematic Equity Fund. Nordea is an indirect wholly owned subsidiary of Nordea AB.

The business and other connections of the officers and directors of Nordea is incorporated by reference from Nordea's Form ADV, as most recently filed with the Securities and Exchange Commission. The file number of such ADV Form is File No. 801-56180.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Liberty Funds Distributor, Inc. (LFDI), a subsidiary of Colonial Management Associates, Inc., is the Registrant's principal underwriter. LFDI acts in such capacity for each series of Liberty Funds Trust I, Liberty Funds Trust II, Liberty Funds Trust III, Liberty Funds Trust IV, Liberty Funds Trust V, Liberty Funds Trust VI, Liberty Funds Trust VII, Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, Liberty-Stein Roe Funds Income Trust, Liberty-Stein Roe Funds Municipal Trust, Liberty-Stein Roe Funds Investment Trust, Liberty Floating Rate Fund, Liberty-Stein Roe Institutional Floating Rate Income Fund, Liberty-Stein Roe Funds Trust, Liberty Floating Rate Advantage
      Fund, Wanger Advisors Trust, Liberty Acorn Trust, Galaxy Fund and Galaxy VIP Fund, and for Columbia Balanced Fund, Columbia Common Stock Fund, Columbia Daily Income Company, Columbia Fixed Income Securities Fund, Columbia Growth Fund, Columbia High Yield Fund, Columbia International Stock Fund, Columbia National Municipal Bond Fund, Columbia Oregon Municipal Bond Fund, Columbia Real Estate Equity Fund, Columbia Short
      Term Bond Fund, Columbia Small Cap Fund, Columbia Special Fund, Columbia Strategic Value Fund and Columbia Technology Fund.

(b)   The  table  below  lists  each   director  or  officer  of  the  principal
      underwriter named in the answer to Item 20.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Abusheery, Greg        V.P.                  None

Ahmed, Yakob           V.P.                  None

Aldi, Andrew           V.P.                  None

Anderson, Judith       V.P.                  None

Antone, Lewis E.       V.P.                  Asst. Secretary

Ash, James             V.P.                  None

Babbitt, Debra         Sr. V.P. and          None
                       Comp. Officer

Banks, Keith           Director              None

Ballou, Rick           Sr. V.P.              None

Bartlett, John         Managing Director     None

Blakeslee, James       Sr. V.P.              None

Blumenfeld, Alexander  V.P.                  None

Bozek, James           Sr. V.P.              None

Brown, Beth            Sr. V.P.              None

Campbell, Patrick      V.P.                  None

Claiborne, Doug        V.P.                  None

Climer, Quentin        V.P.                  None

Conley, Brook          V.P.                  None

Cook, Edward           V.P.                  None

Couto, Scott           V.P.                  None

Denny, Jeffrey         V.P.                  None

Desilets, Marian       V.P.                  Asst. Sec

Devaney, James         Sr. V.P.              None

DiMaio, Stephen        V.P.                  None

Doyle, Matthew         V.P.                  None

Emerson, Kim P.        Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Feldman, David         Managing Director     None

Feloney, Joseph        Sr. V.P.              None

Ferullo, Jeanne        V.P.                  None

Fisher, James          V.P.                  None

Ford, David            V.P.                  None

Fragasso, Philip       Managing Director     None

Gentile, Russell       V.P.                  None

Goldberg, Matthew      Sr. V.P.              None

Grace, Anthony         V.P.                  None

Gubala, Jeffrey        V.P.                  None

Guenard, Brian         V.P.                  None

Hartnett, Kelly        V.P.                  None

Helwig, Kevin          V.P.                  None

Hodgkins, Joseph       Sr. V.P.              None

Hussey, Robert         Managing Director     None

Iudice, Jr., Philip    Treasurer and CFO     None

Jarstfer, Marlys       V.P.                  None

Jones, Cynthia         V.P.                  None

Kelley, Terry M.       V.P.                  None

Loewenberg, Jean       Clerk                 Secretary

Lynch, Andrew          Managing Director     None

Lynn, Jerry            V.P.                  None

Marcelonis, Sheila     V.P.                  None

Marsh, Curtis          Sr. V.P.              None

Martin, Peter          Sr. V.P.              None

McCombs, Gregory       Sr. V.P.              None

Menchin, Catherine     Sr. V.P.              None

Miller, Anthony        V.P.                  None

Moberly, Ann R.        Sr. V.P.              None

Morse, Jonathan        V.P.                  None

Nickodemus, Paul       V.P.                  None

O'Shea, Kevin          Managing Director     None

Owen, Stephanie        V.P.                  None

Palombo, Joseph R.     Director and Chief    Trustee and
                       Operating Officer     President

Piken, Keith           Sr. V.P.              None

Ratto, Gregory         V.P.                  None

Reed, Christopher B.   Sr. V.P.              None

Ross, Gary             Sr. V.P.              None

Santosuosso, Louise    Sr. V.P.              None

Schug, Derek           V.P.                  None

Schulman, David        Sr. V.P.              None

Scully-Power, Adam     V.P.                  None

Sellers, Gregory       V.P.                  None

Shea, Terence          V.P.                  None

Sideropoulos, Lou      Sr. V.P.              None

Sinatra, Peter         V.P.                  None

Soares, Jeffrey        V.P.                  None

Soester, Trisha        V.P.                  None

Sprieck, Susan         V.P.                  None

Studer, Eric           V.P.                  None

Sullivan, Paul         V.P.                  None

Tambone, James         CEO; Co-President;    None
                       Director

Tasiopoulos, Lou       Co-President;         None
                       Director

Torrisi, Susan         V.P.                  None

Vaughey, Andrew        V.P.                  None

Wagner, Rebecca        V.P.                  None

Waldron, Thomas        V.P.                  None

Walsh, Brian           V.P.                  None

Warfield, James        V.P.                  None

Wess, Valerie          Sr. V.P.              None

Yates, Susan           V.P.                  None

--------------------------
* The address for each individual is One Financial Center, Boston, MA 02111.





ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at One Financial Center, Boston, MA 02111. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's transfer agent, Liberty Funds Services, Inc., located at One Financial Center, Boston, MA 02111 or custodian, State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, MA 02171.

ITEM 29.  MANAGEMENT SERVICES.

Not Applicable.

ITEM 30.  UNDERTAKINGS.

Not Applicable.



                               ******************

                                     NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of Liberty-Stein Roe Funds Investment Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Liberty-Stein Roe Funds Investment Trust, certifies that it meets all of the requirements for effectiveness of these Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 82 to its Registration Statement under the Securities Act of 1933 and Amendment No. 83 to its Registration Statement under the Investment Company Act of 1940, to be signed in this City of Boston, and The Commonwealth of Massachusetts on this 28th day of February, 2003.

                                  LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST


                               By: /s/JOSEPH R. PALOMBO
                                      Joseph R. Palombo, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated:


Signature                        Title                           Date
------------------------    ---------------------            --------------

/s/JOSEPH R. PALOMBO         President,                       February 28, 2003
Joseph R. Palombo            (Principal
                             Executive Officer)



/s/J. KEVIN CONNAUGHTON     Treasurer,                        February 28, 2003
J. Kevin Connaughton        (Principal
                            Financial Officer)




/s/VICKI L. BENJAMIN        Controller and Chief,             February 28, 2003
Vicki L. Benjamin           Accounting Officer
                            (Principal Accounting Officer)


DOUGLAS A. HACKER*                          Trustee
Douglas A. Hacker


JANET LANGFORD KELLY*                       Trustee
Janet Langford Kelly


RICHARD W. LOWRY*                           Trustee
Richard W. Lowry


SALVATORE MACERA*                           Trustee
Salvatore Macera


WILLIAM E. MAYER*                           Trustee   */s/VINCENT P. PIETROPAOLO
William E. Mayer                                          Vincent P. Pietropaolo
                                                          Attorney-in-fact
                                                          February 28, 2003

DR. CHARLES R. NELSON*                      Trustee
Dr. Charles R. Nelson


JOHN J. NEUHAUSER*                          Trustee
John J. Neuhauser


JOSEPH R. PALOMBO*                          Trustee
Joseph R. Palombo


THOMAS E. STITZEL*                          Trustee
Thomas E. Stitzel


THOMAS C. THEOBALD*                         Trustee
Thomas C. Theobald


ANNE-LEE VERVILLE*                          Trustee
Anne-Lee Verville


                                  EXHIBIT INDEX
                                      *****

(i)(3)    Consent of Bell Boyd & Lloyd LLC.

(j)(2) Consent of Ernst & Young LLP (Liberty Global Thematic Equity Fund, Liberty European Thematic Equity Fund).

(j)(3) Consent of Ernst & Young LLP (Liberty Asset Allocation Fund, Liberty Strategic Equity Fund, Liberty Large Cap Core Fund, Liberty International Equity Fund, Liberty Equity Growth Fund, Liberty Equity Value Fund, Liberty Small Cap Fund, Liberty Small Company Equity Fund).